UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2022

Date of reporting period: April 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.22

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 8, 2022

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2022.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	4.60%	15.26%

Class 2 Shares[1]	4.74%	15.59%

Class A Shares	4.49%	15.03%

Class C Shares	4.08%	14.19%

Advisor Class Shares[2]	4.70%	15.40%

Class R Shares[2]	4.32%	14.70%

Class K Shares[2]	4.46%	15.01%

Class I Shares[2]	4.61%	15.51%

Class Z Shares[2]	4.72%	15.52%

MSCI AC World Commodity Producers Index (net)	16.13%	25.37%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, the strategic allocation detracted overall, relative to the benchmark, as real estate investment trusts (“REITs”) and inflation-sensitive equities underperformed commodity producers. This was partially offset by the strategic allocation

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to commodity futures, which contributed by significantly outperforming commodity producers. Security selection within commodity producers and commodity futures detracted, while security selection within REITs contributed. The Fund’s tactical overweights to commodity equities and commodity futures contributed, as did tactical underweights to inflation-sensitive equities and REITs.

For the 12-month period, the strategic allocation detracted overall, as REITs and inflation-sensitive equities underperformed commodity producers. This was partially offset by the strategic allocation to commodity futures, which contributed by significantly outperforming commodity producers. Security selection within REITs and inflation-sensitive equities contributed, while security selection within commodity equities detracted. The Fund’s tactical overweights to commodity futures and commodity equities contributed, as did tactical underweights to inflation-sensitive equities and REITs.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, inflation swaps and variance swaps, which added to absolute returns for both periods, while total return swaps added for the six-month period, and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks lost ground during the six-month period ended April 30, 2022. Early in the period, equities continued to benefit from accommodative monetary policy that underpinned an accelerating global economic recovery. Volatility increased as rapidly rising inflation triggered a hawkish shift among most major central banks. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy raised new supply-chain concerns. The US Federal Reserve raised interest rates in March and signaled that it would move aggressively to harness inflation. The growing risk of recession led to sharp declines across global equity markets. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, value stocks outperformed growth stocks by a wide margin, although both declined in absolute terms. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 3

European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply because of supply concerns and increased demand.

Inflation assets were mixed over the six- and 12-month periods, with natural resource equities, commodities and inflation swaps rallying. REITs posted negative returns over the six-month period and were close to neutral over the 12-month period, with the asset class outperforming broader equity markets over both periods. Commodities and natural resource equities rose meaningfully over both periods as strong demand from the global reopening combined with the conflict between Russia and Ukraine—both major exporters of key commodities—exacerbated supply concerns in already-tight markets, such as oil, gas and agricultural commodities, further elevating prices. Inflation swaps continued to climb as inflation concerns remained at the forefront for investors.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices

(continued on next page)

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and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser

(continued on next page)

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considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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DISCLOSURES AND RISKS (continued)

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting

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DISCLOSURES AND RISKS (continued)

www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	15.26%	15.26%

5 Years	8.13%	8.13%

10 Years	2.09%	2.09%

CLASS 2 SHARES[1]

1 Year	15.59%	15.59%

5 Years	8.41%	8.41%

10 Years	2.36%	2.36%

CLASS A SHARES

1 Year	15.03%	10.09%

5 Years	7.92%	6.97%

10 Years	1.93%	1.49%

CLASS C SHARES

1 Year	14.19%	13.19%

5 Years	7.11%	7.11%

10 Years[2]	1.19%	1.19%

ADVISOR CLASS SHARES[3]

1 Year	15.40%	15.40%

5 Years	8.21%	8.21%

10 Years	2.21%	2.21%

CLASS R SHARES[3]

1 Year	14.70%	14.70%

5 Years	7.63%	7.63%

10 Years	1.69%	1.69%

CLASS K SHARES[3]

1 Year	15.01%	15.01%

5 Years	7.94%	7.94%

10 Years	1.96%	1.96%

CLASS I SHARES[3]

1 Year	15.51%	15.51%

5 Years	8.40%	8.40%

10 Years	2.33%	2.33%

CLASS Z SHARES[3]

1 Year	15.52%	15.52%

5 Years	8.42%	8.42%

Since Inception[4]	3.09%	3.09%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 0.87%, 1.18%, 1.93%, 0.92%, 1.60%, 1.31%, 0.88% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 1.55% for Class R shares. These waivers/reimbursements may not be terminated before January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	24.45%

5 Years	8.60%

10 Years	2.31%

CLASS 2 SHARES[1]

1 Year	24.70%

5 Years	8.87%

10 Years	2.57%

CLASS A SHARES

1 Year	19.02%

5 Years	7.46%

10 Years	1.71%

CLASS C SHARES

1 Year	22.34%

5 Years	7.60%

10 Years[2]	1.40%

ADVISOR CLASS SHARES[3]

1 Year	24.57%

5 Years	8.67%

10 Years	2.42%

CLASS R SHARES[3]

1 Year	23.88%

5 Years	8.08%

10 Years	1.90%

CLASS K SHARES[3]

1 Year	24.10%

5 Years	8.38%

10 Years	2.17%

CLASS I SHARES[3]

1 Year	24.65%

5 Years	8.87%

10 Years	2.54%

CLASS Z SHARES[3]

1 Year	24.67%

5 Years	8.87%

Since Inception[4]	3.43%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,044.90	$5.73	1.13%	$5.83	1.15%
Hypothetical**	$1,000	$1,019.19	$5.66	1.13%	$5.76	1.15%
Class C
Actual	$1,000	$1,040.80	$9.56	1.89%	$9.66	1.91%
Hypothetical**	$1,000	$1,015.42	$9.44	1.89%	$9.54	1.91%
Advisor Class
Actual	$1,000	$1,047.00	$4.47	0.88%	$4.57	0.90%
Hypothetical**	$1,000	$1,020.43	$4.41	0.88%	$4.51	0.90%
Class R
Actual	$1,000	$1,043.20	$7.80	1.54%	$7.90	1.56%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%	$7.80	1.56%
Class K
Actual	$1,000	$1,044.60	$6.39	1.26%	$6.49	1.28%
Hypothetical**	$1,000	$1,018.55	$6.31	1.26%	$6.41	1.28%
Class I
Actual	$1,000	$1,046.10	$4.36	0.86%	$4.46	0.88%
Hypothetical**	$1,000	$1,020.53	$4.31	0.86%	$4.41	0.88%
Class 1
Actual	$1,000	$1,046.00	$5.48	1.08%	$5.58	1.10%
Hypothetical**	$1,000	$1,019.44	$5.41	1.08%	$5.51	1.10%
Class 2
Actual	$1,000	$1,047.40	$4.06	0.80%	$4.16	0.82%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%	$4.11	0.82%
Class Z
Actual	$1,000	$1,047.20	$4.21	0.83%	$4.31	0.85%
Hypothetical**	$1,000	$1,020.68	$4.16	0.83%	$4.26	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,262.4

1

All data are as of April 30, 2022. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

April 30, 2022 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Shell PLC	$37,312,192	3.0%

Exxon Mobil Corp.	19,959,838	1.6

Prologis, Inc.	18,111,487	1.4

Equinix, Inc.	16,517,268	1.3

Public Storage	13,165,960	1.0

iShares Global Energy ETF	12,829,958	1.0

TotalEnergies SE	12,735,443	1.0

Welltower, Inc.	11,641,842	0.9

EOG Resources, Inc.	11,189,344	0.9

Mitsui Fudosan Co., Ltd.	10,630,778	0.8

	$164,094,110	12.9%

1

All data are as of April 30, 2022. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following: Austria, Belgium, Brazil, Chile, Denmark, Finland, Greece, India, Ireland, Israel, Luxembourg, Mexico, Netherlands, New Zealand, Philippines, Russia, Singapore, South Korea, Sweden, Switzerland, Taiwan, Thailand, United Arab Emirates, United Republic of Tanzania and Zambia.

2	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 73.4%
Real Estate – 31.2%
Diversified Real Estate Activities – 2.1%
Ayala Land, Inc.	1,982,200	$1,209,873
City Developments Ltd.	353,600	2,167,962
Daito Trust Construction Co., Ltd.	19,100	1,839,556
Mitsui Fudosan Co., Ltd.	501,600	10,630,778
New World Development Co., Ltd.	598,750	2,290,093
Nomura Real Estate Holdings, Inc.	46,500	1,133,007
Sun Hung Kai Properties Ltd.	583,000	6,714,460

		25,985,729

Diversified REITs – 2.2%
Alexander & Baldwin, Inc.	101,860	2,159,432
Armada Hoffler Properties, Inc.	284,600	3,856,330
Charter Hall Long Wale REIT	542,250	2,035,096
Cofinimmo SA	14,130	1,897,450
Essential Properties Realty Trust, Inc.	192,660	4,623,840
Growthpoint Properties Ltd.	1,440,142	1,287,624
ICADE	29,880	1,784,010
Merlin Properties Socimi SA	335,960	3,649,754
NTT UD REIT Investment Corp.(a)	1,572	1,815,804
Stockland	1,634,056	4,729,656

		27,838,996

Health Care REITs – 2.2%
Assura PLC	2,909,950	2,411,359
Medical Properties Trust, Inc.	284,300	5,228,277
Ventas, Inc.	145,280	8,070,304
Welltower, Inc.	128,200	11,641,842

		27,351,782

Hotel & Resort REITs – 0.8%
Invincible Investment Corp.	8,526	2,780,131
Park Hotels & Resorts, Inc.	252,960	4,985,842
RLJ Lodging Trust	207,970	2,915,739

		10,681,712

Industrial REITs – 4.7%
Ascendas Real Estate Investment Trust	1,088,200	2,238,949
Centuria Industrial REIT	384,710	1,072,117
Dream Industrial Real Estate Investment Trust	308,434	3,591,774
Duke Realty Corp.	112,540	6,161,565
GLP J-REIT	1,241	1,674,574
Industrial & Infrastructure Fund Investment Corp.	1,270	1,822,304
LondonMetric Property PLC	554,100	1,872,786
Mapletree Logistics Trust	1,502,718	1,929,973
Mitsui Fudosan Logistics Park, Inc.	408	1,749,268
Plymouth Industrial REIT, Inc.	48,226	1,163,211

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Prologis, Inc.	112,992	$18,111,487
Rexford Industrial Realty, Inc.	83,410	6,509,317
Segro PLC	344,962	5,775,389
STAG Industrial, Inc.	141,410	5,277,421

		58,950,135

Office REITs – 1.4%
City Office REIT, Inc.	237,110	3,518,712
Cousins Properties, Inc.	121,065	4,346,233
Daiwa Office Investment Corp.	330	1,868,215
Japan Prime Realty Investment Corp.	616	1,868,795
Kenedix Office Investment Corp. – Class A(a)	338	1,766,627
Nippon Building Fund, Inc.	437	2,268,600
Workspace Group PLC	214,510	1,795,132

		17,432,314

Real Estate Development – 1.2%
China Resources Land Ltd.	686,000	3,063,822
Emaar Properties PJSC	1,219,430	2,103,336
Instone Real Estate Group SE(b)	88,019	1,351,271
Longfor Group Holdings Ltd.(b)	692,000	3,427,187
Megaworld Corp.	17,716,000	960,223
Midea Real Estate Holding Ltd.(a)(b)	1,853,000	3,528,544
Times China Holdings Ltd.(a)	2,510,000	889,961

		15,324,344

Real Estate Operating Companies – 2.5%
Aroundtown SA	613,780	3,086,413
CA Immobilien Anlagen AG	64,239	1,814,280
Castellum AB(a)	123,990	2,455,417
Central Pattana PCL	622,800	1,100,128
CIFI Ever Sunshine Services Group Ltd.(a)(b)	560,120	741,825
CTP NV(b)	132,869	1,881,273
Fastighets AB Balder – Class B(c)	62,170	3,081,597
Hongkong Land Holdings Ltd.	567,500	2,647,365
Hulic Co., Ltd.(a)	176,200	1,487,726
LEG Immobilien SE	42,670	4,374,976
Shurgard Self Storage SA	27,000	1,562,398
TAG Immobilien AG	141,710	2,832,137
VGP NV	10,030	2,608,769
Vonovia SE	49,854	1,986,232

		31,660,536

Real Estate Services – 0.2%
Unibail-Rodamco-Westfield(c)	26,690	1,914,650

Residential REITs – 5.2%
American Campus Communities, Inc.	96,280	6,226,428
American Homes 4 Rent – Class A	167,020	6,615,662
Equity LifeStyle Properties, Inc.	54,330	4,198,622

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Equity Residential	96,670	$7,878,605
Essex Property Trust, Inc.	22,210	7,313,087
Independence Realty Trust, Inc.	231,060	6,298,696
Kenedix Residential Next Investment Corp.	1,189	1,912,676
Killam Apartment Real Estate Investment Trust	272,610	4,288,676
Minto Apartment Real Estate Investment Trust(b)	123,070	1,883,436
Sun Communities, Inc.	55,227	9,696,204
UDR, Inc.	136,250	7,249,863
UNITE Group PLC (The)	160,040	2,266,200

		65,828,155

Retail REITs – 4.0%
AEON REIT Investment Corp.	2,395	2,749,733
Brixmor Property Group, Inc.	256,260	6,503,879
CapitaLand Integrated Commercial Trust	2,464,760	4,129,931
Eurocommercial Properties NV	69,583	1,683,628
Kite Realty Group Trust	230,990	5,151,077
Link REIT	673,901	5,821,010
Mercialys SA	154,538	1,492,349
NETSTREIT Corp.(a)	194,596	4,207,166
Phillips Edison & Co., Inc.	127,070	4,302,590
Simon Property Group, Inc.	33,592	3,963,856
SITE Centers Corp.	340,670	5,416,653
Spirit Realty Capital, Inc.	117,060	5,086,257

		50,508,129

Specialized REITs – 4.7%
American Tower Corp.	11,168	2,691,711
Crown Castle International Corp.	10,598	1,962,856
CubeSmart	143,710	6,827,662
Equinix, Inc.	22,970	16,517,268
Extra Space Storage, Inc.	1,426	270,940
Iron Mountain, Inc.	22,739	1,221,766
National Storage Affiliates Trust	46,860	2,652,276
Public Storage	35,440	13,165,960
Safestore Holdings PLC	208,270	3,276,454
SBA Communications Corp.	2,668	926,090
VICI Properties, Inc.	300,136	8,947,054
Weyerhaeuser Co.	34,828	1,435,610

		59,895,647

		393,372,129

Energy – 12.0%
Integrated Oil & Gas – 9.0%
BP PLC	2,110,625	10,189,662
Chevron Corp.	65,342	10,237,131
Eni SpA	68,135	952,445
Equinor ASA	201,392	6,806,962
Exxon Mobil Corp.	234,133	19,959,838

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gazprom PJSC (Sponsored ADR)(d)(e)	409,478	$	– 0	–
LUKOIL PJSC (Sponsored ADR)(d)(e)	20,541		– 0	–
PetroChina Co., Ltd. – Class H	14,012,000		6,651,411
Repsol SA	564,249		8,417,398
Shell PLC	1,389,866		37,312,192
TotalEnergies SE	259,362		12,735,443

			113,262,482

Oil & Gas Equipment & Services – 0.1%
Halliburton Co.	26,872		957,181

Oil & Gas Exploration & Production – 2.2%
Canadian Natural Resources Ltd.	29,614		1,832,880
ConocoPhillips	88,918		8,493,447
Coterra Energy, Inc.	95,540		2,750,597
EOG Resources, Inc.	95,832		11,189,344
Hess Corp.	23,490		2,421,114
Pioneer Natural Resources Co.	2,980		692,761
Williams Cos., Inc. (The)	29,793		1,021,602

			28,401,745

Oil & Gas Refining & Marketing – 0.1%
Gevo, Inc.(a)(c)	93,298		346,136
Marathon Petroleum Corp.	8,228		717,975
Neste Oyj	4,258		182,706
VERBIO Vereinigte BioEnergie AG	4,378		310,244

			1,557,061

Oil & Gas Storage & Transportation – 0.6%
Antero Midstream Corp.	7,962		81,770
Cheniere Energy, Inc.	5,783		785,389
Enbridge, Inc.	63,045		2,751,179
EnLink Midstream LLC(c)	6,341		62,586
Gibson Energy, Inc.(a)	3,714		70,715
Keyera Corp.(a)	5,599		138,902
Kinder Morgan, Inc.	47,817		867,878
Koninklijke Vopak NV	1,656		44,529
ONEOK, Inc.	10,935		692,514
Pembina Pipeline Corp.(a)	13,934		527,250
Targa Resources Corp.	5,614		412,124
TC Energy Corp.	24,848		1,314,305

			7,749,141

			151,927,610

Materials – 8.3%
Aluminum – 0.3%
Alcoa Corp.	32,721		2,218,484
Norsk Hydro ASA	154,619		1,298,416

			3,516,900

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commodity Chemicals – 0.5%
Beijing Sanju Environmental Protection and New Material Co., Ltd.(c)	725,885	$456,160
Corteva, Inc.	65,960	3,805,232
Ecopro Co., Ltd.	9,069	597,831
Guangzhou Tinci Materials Technology Co., Ltd.	23,240	260,704
LG Chem Ltd.	1,106	452,979
LyondellBasell Industries NV – Class A	1,201	127,342
Mitsubishi Chemical Holdings Corp.	58,000	353,663
W-Scope Corp.(c)	81,200	598,805

		6,652,716

Construction Materials – 0.4%
CSR Ltd.	670,887	2,873,129
GCC SAB de CV	291,817	1,945,256

		4,818,385

Copper – 0.5%
First Quantum Minerals Ltd.	125,213	3,589,768
Lundin Mining Corp.	193,381	1,765,741
OZ Minerals Ltd.	58,603	1,017,227

		6,372,736

Diversified Chemicals – 0.2%
Kemira Oyj(a)	32,139	421,573
Sumitomo Chemical Co., Ltd.	339,400	1,443,198

		1,864,771

Diversified Metals & Mining – 2.4%
Allkem Ltd.(a)(c)	172,553	1,438,094
Anglo American PLC	234,158	10,371,086
BHP Group Ltd.	19,116	640,624
China Molybdenum Co., Ltd.	1,332,000	662,401
Ganfeng Lithium Co., Ltd.	18,700	310,133
GEM Co., Ltd.	259,500	263,067
Glencore PLC(c)	1,055,245	6,502,065
MMC Norilsk Nickel PJSC (ADR)(d)(e)	66,074	– 0	–
Nanjing Hanrui Cobalt Co., Ltd.	40,300	309,764
Rio Tinto PLC	107,530	7,597,655
Teck Resources Ltd. – Class B	55,195	2,177,926
Zhejiang Huayou Cobalt Co., Ltd.	24,800	306,301

		30,579,116

Fertilizers & Agricultural Chemicals – 0.3%
CF Industries Holdings, Inc.	43,603	4,222,079

Gold – 1.3%
Agnico Eagle Mines Ltd.	111,498	6,490,344
Barrick Gold Corp.	184,080	4,106,825
Endeavour Mining PLC	174,626	4,258,603

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Northern Star Resources Ltd.	113,735	$781,790
Regis Resources Ltd.	477,894	700,144
St. Barbara Ltd.	580,752	542,867

		16,880,573

Industrial Gases – 0.2%
Air Liquide SA	1,511	261,415
Air Products and Chemicals, Inc.	3,195	747,854
Linde PLC	2,385	744,025

		1,753,294

Paper Packaging – 0.1%
Packaging Corp. of America	2,535	408,566
Sealed Air Corp.	11,006	706,695

		1,115,261

Paper Products – 0.3%
Stora Enso Oyj – Class R	115,490	2,272,785
Suzano SA	193,800	1,944,683

		4,217,468

Specialty Chemicals – 0.6%
Albemarle Corp.	2,595	500,394
Beijing Easpring Material Technology Co., Ltd.	37,500	375,785
Chr Hansen Holding A/S	2,290	178,413
Danimer Scientific, Inc.(a)(c)	122,702	480,992
Ecolab, Inc.	3,826	647,895
Evonik Industries AG	18,642	487,607
IMCD NV(a)	3,392	540,082
Johnson Matthey PLC	18,267	502,494
Koninklijke DSM NV(a)	2,598	436,749
Livent Corp.(c)	27,169	580,330
Novozymes A/S – Class B	3,482	242,728
Shanghai Putailai New Energy Technology Co., Ltd.	16,160	286,717
Shenzhen Capchem Technology Co., Ltd.	34,800	348,680
Sika AG	978	298,738
Symrise AG	3,978	473,359
Umicore SA	12,792	491,769
Wacker Chemie AG	3,472	550,895

		7,423,627

Steel – 1.2%
ArcelorMittal SA	275,264	8,026,063
Commercial Metals Co.	21,901	897,941
Fortescue Metals Group Ltd.	77,677	1,173,938
Steel Dynamics, Inc.	20,038	1,718,259
Vale SA (Sponsored ADR) – Class B	218,680	3,693,505

		15,509,706

		104,926,632

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 4.0%
Electric Utilities – 1.1%
Acciona SA	2,218	$434,168
Auren Energia SA	114,418	339,277
Avangrid, Inc.(a)	22,581	1,001,467
Constellation Energy Corp.	1	59
Contact Energy Ltd.	17,398	91,402
Edison International	9,316	640,848
Elia Group SA/NV	852	135,620
Elmera Group ASA(b)	2,416	5,452
Enel SpA	674,685	4,387,404
Eversource Energy	8,430	736,782
Exelon Corp.	20,738	970,124
Fortis, Inc./Canada	12,030	585,370
Hydro One Ltd.(b)	7,729	208,950
Iberdrola SA	50,071	575,356
Infratil Ltd.	8,622	46,659
NextEra Energy, Inc.	3,509	249,209
NRG Energy, Inc.	43,515	1,562,189
Orsted AS	1,757	194,378
PG&E Corp.(c)	36,999	468,037
Red Electrica Corp. SA	25,458	512,578
SSE PLC	12,254	284,609
Terna – Rete Elettrica Nazionale(a)	66,925	545,846
Verbund AG(a)	2,750	293,945

		14,269,729

Gas Utilities – 0.4%
AltaGas Ltd.	18,277	417,996
APA Group(a)	29,701	238,651
Atmos Energy Corp.	3,321	376,601
Beijing Enterprises Holdings Ltd.	11,970	40,466
Chesapeake Utilities Corp.	432	54,074
China Gas Holdings Ltd.	60,798	74,111
China Resources Gas Group Ltd.	22,526	84,639
Enagas SA(a)	6,305	136,331
ENN Energy Holdings Ltd.	18,895	253,100
Hong Kong & China Gas Co., Ltd.	272,146	300,155
Italgas SpA	12,309	79,697
Kunlun Energy Co., Ltd.	99,421	82,508
Naturgy Energy Group SA(a)	8,351	251,217
New Jersey Resources Corp.	2,355	101,642
Northwest Natural Holding Co.	753	36,016
ONE Gas, Inc.	1,314	110,862
Snam SpA	51,938	284,859
Southwest Gas Holdings, Inc.	1,616	142,386
Spire, Inc.	1,269	92,320
Toho Gas Co., Ltd.	2,477	58,108
Tokyo Gas Co., Ltd.	10,337	198,000
Towngas Smart Energy Co., Ltd.(c)	24,306	12,003

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UGI Corp.	45,931	$1,575,433

		5,001,175

Independent Power and Renewable Electricity Producers – 1.0%
Albioma SA	13,759	731,377
Atlantica Sustainable Infrastructure PLC(a)	24,547	758,502
Azure Power Global Ltd.(a)(c)	32,947	462,905
Boralex, Inc.(a)	23,442	702,722
Brookfield Renewable Corp.	17,664	634,290
China Longyuan Power Group Corp. Ltd.	198,000	381,905
EDP Renovaveis SA	122,963	2,910,185
Energix-Renewable Energies Ltd.	107,159	363,054
Enlight Renewable Energy Ltd.(c)	172,949	371,052
Innergex Renewable Energy, Inc.(a)	53,533	716,746
Meridian Energy Ltd.	52,912	160,591
Neoen SA(b)(c)	7,071	282,527
NextEra Energy Partners LP	10,226	681,665
Ormat Technologies, Inc.	9,446	733,954
RENOVA, Inc.(a)(c)	19,500	240,257
Solaria Energia y Medio Ambiente SA(c)	20,842	462,498
Terna Energy SA	19,493	364,321
TransAlta Renewables, Inc.(a)	63,577	881,907
Xinyi Energy Holdings Ltd.	872,000	466,440

		12,306,898

Independent Power Producers & Energy Traders – 0.3%
AES Corp. (The)	33,465	683,355
Clearway Energy, Inc.	20,174	573,345
Drax Group PLC	46,151	466,388
ERG SpA	16,456	567,004
Guangxi Guiguan Electric Power Co., Ltd.	436,100	375,675
Northland Power, Inc.(a)	24,387	735,986

		3,401,753

Multi-Utilities – 0.7%
ACEA SpA	1,079	18,509
Algonquin Power & Utilities Corp.(a)	53,848	779,646
CenterPoint Energy, Inc.	15,420	472,006
Consolidated Edison, Inc.	8,674	804,427
DTE Energy Co.	9,069	1,188,402
E.ON SE	56,513	588,128
National Grid PLC	119,934	1,781,856
NiSource, Inc.	9,629	280,396
NorthWestern Corp.	1,326	75,171
RWE AG	7,995	331,948
Sempra Energy	7,831	1,263,610
United Utilities Group PLC	34,840	500,665
Unitil Corp.	391	19,941
Veolia Environnement SA	15,199	443,455

		8,548,160

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Water Utilities – 0.5%
Aguas Andinas SA	1,777,729	$312,702
American States Water Co.	8,568	673,959
American Water Works Co., Inc.	8,674	1,336,490
Beijing Enterprises Water Group Ltd.	1,960,380	634,158
California Water Service Group	14,763	765,756
China Water Affairs Group Ltd.(a)	21,187	23,262
Cia de Saneamento Basico do Estado de Sao Paulo	33,400	300,833
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	8,658	77,835
Essential Utilities, Inc.	5,639	252,402
Guangdong Investment Ltd.	340,000	435,316
Middlesex Water Co.	5,050	449,197
Pennon Group PLC	40,195	558,560
Severn Trent PLC	10,372	407,636
SJW Group	14,196	837,564

		7,065,670

		50,593,385

Capital Goods – 3.9%
Aerospace & Defense – 0.2%
Hexcel Corp.	14,707	799,473
Huntington Ingalls Industries, Inc.	6,261	1,331,965

		2,131,438

Agricultural & Farm Machinery – 0.2%
Deere & Co.	1,409	531,968
Lindsay Corp.	4,881	659,667
Toro Co. (The)	8,394	672,611

		1,864,246

Building Products – 0.6%
A O Smith Corp.	11,664	681,527
Carrier Global Corp.	13,365	511,479
Cie de Saint-Gobain	24,821	1,448,012
Johnson Controls International PLC	6,737	403,344
Kingspan Group PLC	5,444	506,766
Lennox International, Inc.	2,409	513,575
Nibe Industrier AB	48,578	476,278
Owens Corning	26,790	2,436,014
ROCKWOOL A/S	1,356	379,246
Zurn Water Solutions Corp.	17,595	549,316

		7,905,557

Construction & Engineering – 0.2%
Arcosa, Inc.	16,268	870,826
Ferrovial SA	12,638	324,093
Vinci SA	13,068	1,268,039

		2,462,958

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Farm Machinery & Heavy Trucks – 0.1%
Cummins, Inc.	4,453	$842,463
Iveco Group NV(c)	6,725	39,566

		882,029

Electrical Components & Equipment – 1.1%
ABB Ltd.	8,368	251,056
Acuity Brands, Inc.	8,499	1,465,908
Advent Technologies Holdings, Inc.(a)(c)	236,470	461,117
AFC Energy PLC(a)(c)	711,022	296,080
Amara Raja Batteries Ltd.	84,615	616,105
Ballard Power Systems, Inc.(a)(c)	66,157	549,484
Blink Charging Co.(a)(c)	14,098	269,272
Camel Group Co., Ltd.	313,400	392,409
Ceres Power Holdings PLC(a)(c)	45,483	415,011
Contemporary Amperex Technology Co., Ltd.	2,800	171,175
EnerSys	13,221	865,447
Eve Energy Co., Ltd.	30,700	300,523
First Solar, Inc.(c)	13,131	958,957
FuelCell Energy, Inc.(a)(c)	72,579	296,122
Gotion High-tech Co., Ltd.(c)	69,100	278,047
GS Yuasa Corp.	21,100	365,882
Hubbell, Inc.	4,274	834,969
Legrand SA	3,166	280,553
nVent Electric PLC	26,660	900,575
Plug Power, Inc.(a)(c)	18,023	378,844
PowerCell Sweden AB(c)	16,162	236,129
Prysmian SpA	37,635	1,224,075
Schneider Electric SE	2,366	339,448
Signify NV(b)	17,703	748,971
SMA Solar Technology AG(a)	10,195	463,962
Sunrun, Inc.(c)	27,799	555,424

		13,915,545

Heavy Electrical Equipment – 0.4%
Bloom Energy Corp.(c)	20,078	372,648
CS Wind Corp.	9,868	461,670
ITM Power PLC(a)(c)	88,721	365,514
Ming Yang Smart Energy Group Ltd.	131,596	436,503
NARI Technology Co., Ltd.	77,560	372,898
NEL ASA(c)	175,106	248,838
Nordex SE(c)	32,802	473,402
Siemens Energy AG(c)	37,328	719,022
Siemens Gamesa Renewable Energy SA(a)(c)	23,518	374,608
TPI Composites, Inc.(c)	34,138	390,539
Unison Co., Ltd./South Korea(c)	285,738	527,002

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vestas Wind Systems A/S	8,491	$216,529
Xinjiang Goldwind Science & Technology Co., Ltd. – Class H	290,600	413,043

		5,372,216

Industrial Conglomerates – 0.1%
General Electric Co.	5,179	386,094
Honeywell International, Inc.	1,401	271,108
Roper Technologies, Inc.	1,733	814,371

		1,471,573

Industrial Machinery – 0.9%
Chart Industries, Inc.(c)	3,473	586,312
China Conch Venture Holdings Ltd.	95,000	246,693
Energy Recovery, Inc.(c)	34,239	634,106
Evoqua Water Technologies Corp.(c)	14,523	605,464
GEA Group AG	10,387	404,329
John Bean Technologies Corp.	6,725	792,810
Kurita Water Industries Ltd.(a)	8,700	296,812
McPhy Energy SA(c)	13,514	246,864
Mitsubishi Heavy Industries Ltd.	35,700	1,220,587
Mueller Industries, Inc.	13,557	734,112
NGK Insulators Ltd.	36,000	484,258
Pentair PLC	14,899	756,124
Snap-on, Inc.	6,549	1,391,597
SPX Corp.(c)	18,806	787,972
Techtronic Industries Co., Ltd.	22,500	300,332
Trane Technologies PLC	2,985	417,572
Watts Water Technologies, Inc.	5,279	672,861
Xylem, Inc./NY	7,473	601,577

		11,180,382

Trading Companies & Distributors – 0.1%
WW Grainger, Inc.	3,301	1,650,599

		48,836,543

Pharmaceuticals & Biotechnology – 1.7%
Biotechnology – 0.2%
AbbVie, Inc.	12,160	1,786,061
Amgen, Inc.	1,611	375,669
Horizon Therapeutics PLC(c)	2,056	202,639
Jinyu Bio-Technology Co., Ltd.	72,000	90,817
Moderna, Inc.(c)	2,891	388,579

		2,843,765

Life Sciences Tools & Services – 0.5%
Bio-Rad Laboratories, Inc. – Class A(c)	2,200	1,126,532
Danaher Corp.	3,066	769,965
Eurofins Scientific SE	5,508	511,901
Mettler-Toledo International, Inc.(c)	1,271	1,623,741

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Waters Corp.(c)	6,859	$2,078,414

		6,110,553

Pharmaceuticals – 1.0%
Bayer AG	35,853	2,361,674
Elanco Animal Health, Inc.(c)	36,652	927,662
Eli Lilly & Co.	8,129	2,374,725
Novo Nordisk A/S – Class B	19,673	2,247,173
Pfizer, Inc.	40,786	2,001,369
Roche Holding AG	6,091	2,287,207
Takeda Pharmaceutical Co., Ltd.	8,300	240,837
Zoetis, Inc.	2,947	522,356

		12,963,003

		21,917,321

Food Beverage & Tobacco – 1.7%
Agricultural Products – 0.3%
Archer-Daniels-Midland Co.	10,171	910,915
Bunge Ltd.	15,206	1,720,103
Darling Ingredients, Inc.(c)	10,980	805,822

		3,436,840

Brewers – 0.0%
Kirin Holdings Co., Ltd.	34,000	495,643

Packaged Foods & Meats – 1.1%
a2 Milk Co., Ltd. (The)(a)(c)	120,978	383,342
Beyond Meat, Inc.(a)(c)	3,145	115,988
Danone SA	12,272	742,103
Glanbia PLC	36,634	439,803
Hershey Co. (The)	6,130	1,383,970
Hormel Foods Corp.	14,999	785,798
JBS SA	71,000	543,563
Kellogg Co.	5,940	406,890
Kerry Group PLC – Class A	3,959	438,538
Maple Leaf Foods, Inc.	69,210	1,524,112
Marfrig Global Foods SA	125,400	475,581
Minerva SA/Brazil	152,000	403,677
Mowi ASA	94,418	2,667,028
Nestle SA	1,160	149,749
Pilgrim’s Pride Corp.(c)	42,966	1,218,086
Sao Martinho SA	32,700	306,963
Tyson Foods, Inc. – Class A	20,899	1,946,950
WH Group Ltd.	535,500	369,816

		14,301,957

Tobacco – 0.3%
Imperial Brands PLC	79,859	1,662,307
Philip Morris International, Inc.	16,984	1,698,400

		3,360,707

		21,595,147

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software & Services – 1.4%
Application Software – 0.4%
Adobe, Inc.(c)	3,269	$1,294,361
Autodesk, Inc.(c)	368	69,655
Bentley Systems, Inc.	3,456	146,500
Cadence Design Systems, Inc.(c)	6,538	986,257
Constellation Software, Inc./Canada	310	487,899
Dropbox, Inc. – Class A(c)	29,853	649,303
Fair Isaac Corp.(c)	1,870	698,464
Intuit, Inc.	1,659	694,706

		5,027,145

Data Processing & Outsourced Services – 0.1%
Mastercard, Inc. – Class A	2,387	867,388
Western Union Co. (The) – Class W	41,854	701,473

		1,568,861

IT Consulting & Other Services – 0.2%
Accenture PLC – Class A	1,383	415,398
Gartner, Inc.(c)	5,687	1,652,358
Kyndryl Holdings, Inc.(c)	713	8,477

		2,076,233

Systems Software – 0.7%
Fortinet, Inc.(c)	5,172	1,494,760
Microsoft Corp.	21,810	6,052,711
ServiceNow, Inc.(c)	2,035	972,933

		8,520,404

		17,192,643

Semiconductors & Semiconductor Equipment – 1.1%
Semiconductor Equipment – 0.5%
Applied Materials, Inc.	12,393	1,367,567
ASML Holding NV(a)	3,203	1,817,826
Enphase Energy, Inc.(c)	1,805	291,327
Flat Glass Group Co., Ltd.(a)	119,778	428,305
GCL Technology Holdings Ltd.(a)(c)	1,447,000	457,091
KLA Corp.	492	157,076
Meyer Burger Technology AG(a)(c)	581,498	275,535
Sino-American Silicon Products, Inc.	92,000	457,913
SolarEdge Technologies, Inc.(c)	1,919	480,537
Xinyi Solar Holdings Ltd.	218,000	324,041

		6,057,218

Semiconductors – 0.6%
Advanced Micro Devices, Inc.(c)	9,046	773,614
Broadcom, Inc.	1,931	1,070,527
Canadian Solar, Inc.(c)	20,512	564,490
LONGi Green Energy Technology Co., Ltd. – Class A	21,380	216,857

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NVIDIA Corp.	7,383	$1,369,325
QUALCOMM, Inc.	12,276	1,714,835
STMicroelectronics NV	20,107	742,897
SunPower Corp.(c)	33,567	554,191
Wolfspeed, Inc.(c)	6,171	565,942

		7,572,678

		13,629,896

Technology Hardware & Equipment – 0.9%
Electronic Components – 0.0%
Samsung SDI Co., Ltd.	549	261,518

Electronic Equipment & Instruments – 0.1%
Itron, Inc.(c)	14,398	687,937
Landis+Gyr Group AG	8,167	455,793

		1,143,730

Technology Distributors – 0.2%
Arrow Electronics, Inc.(c)	13,134	1,547,973
CDW Corp./DE	4,649	758,624

		2,306,597

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	50,462	7,955,334

		11,667,179

Transportation – 0.9%
Air Freight & Logistics – 0.2%
Expeditors International of Washington, Inc.	3,896	385,977
Kuehne + Nagel International AG	4,610	1,289,630
United Parcel Service, Inc. – Class B	6,599	1,187,688

		2,863,295

Airport Services – 0.1%
Aena SME SA(c)	1,862	264,235
Aeroports de Paris(c)	652	92,225
Auckland International Airport Ltd.(c)	30,397	152,684
Beijing Capital International Airport Co., Ltd.(c)	40,812	22,296
Flughafen Zurich AG(c)	482	81,506
Fraport AG Frankfurt Airport Services Worldwide(c)	937	50,073
Grupo Aeroportuario del Centro Norte SAB de CV (ADR)	862	48,212
Grupo Aeroportuario del Pacifico SAB de CV (ADR)(c)	879	135,181
Grupo Aeroportuario del Sureste SAB de CV (ADR)	499	108,892

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hainan Meilan International Airport Co., Ltd.(c)	3,341	$6,317
Japan Airport Terminal Co., Ltd.(a)(c)	2,325	96,340

		1,057,961

Highways & Railtracks – 0.5%
Atlantia SpA(c)	12,761	304,421
Atlas Arteria Ltd.	24,141	117,279
Getlink SE	11,007	201,418
Jiangsu Expressway Co., Ltd. – Class H	30,502	30,135
Shenzhen Expressway Corp. Ltd. – Class H	17,352	17,845
Transurban Group(a)	515,319	5,174,633
Yuexiu Transport Infrastructure Ltd.	23,387	14,924
Zhejiang Expressway Co., Ltd. – Class H	35,790	29,601

		5,890,256

Marine – 0.0%
AP Moller - Maersk A/S – Class B	38	109,981
SITC International Holdings Co., Ltd.	109,000	362,367

		472,348

Marine Ports & Services – 0.0%
China Merchants Holdings International Co., Ltd.	33,635	58,720
COSCO SHIPPING Ports Ltd.	41,376	29,503
Hamburger Hafen und Logistik AG	590	9,601
Hutchison Port Holdings Trust	127,114	30,298
Westshore Terminals Investment Corp.(a)	993	26,614

		154,736

Trucking – 0.1%
Nippon Express Holdings, Inc.	10,000	586,307

		11,024,903

Banks – 0.7%
Diversified Banks – 0.6%
Banco Bilbao Vizcaya Argentaria SA	98,219	515,380
Bank of America Corp.	41,722	1,488,641
BNP Paribas SA	7,128	369,597
BOC Hong Kong Holdings Ltd.	110,500	399,994
ING Groep NV	30,765	291,474
JPMorgan Chase & Co.	13,526	1,614,463
National Bank of Canada	22,370	1,562,322
Societe Generale SA	46,088	1,107,681

		7,349,552

Regional Banks – 0.1%
KeyCorp	79,046	1,526,378
Regions Financial Corp.	21,876	453,271

		1,979,649

		9,329,201

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.7%
Life & Health Insurance – 0.5%
iA Financial Corp., Inc.	12,609	$659,282
Japan Post Holdings Co., Ltd.	34,100	239,104
Japan Post Insurance Co., Ltd.	92,700	1,498,939
Medibank Pvt Ltd.	106,989	240,420
MetLife, Inc.	24,419	1,603,840
Prudential Financial, Inc.	15,456	1,677,131

		5,918,716

Multi-line Insurance – 0.0%
Aviva PLC	40,261	216,005

Property & Casualty Insurance – 0.2%
Arch Capital Group Ltd.(c)	34,107	1,557,667
Cincinnati Financial Corp.	3,283	402,693
Fidelity National Financial, Inc.	3,502	139,449

		2,099,809

		8,234,530

Media & Entertainment – 0.6%
Advertising – 0.1%
Omnicom Group, Inc.	13,645	1,038,794

Broadcasting – 0.0%
Fox Corp. – Class A	3,294	118,057
RAI Way SpA(b)	2,411	14,175

		132,232

Cable & Satellite – 0.0%
SES SA	9,714	86,916

Interactive Home Entertainment – 0.1%
Electronic Arts, Inc.	12,606	1,488,138

Interactive Media & Services – 0.4%
Alphabet, Inc. – Class A(c)	879	2,006,045
Alphabet, Inc. – Class C(c)	836	1,922,240
Meta Platforms, Inc. – Class A(c)	6,674	1,337,937

		5,266,222

		8,012,302

Commercial & Professional Services – 0.6%
Environmental & Facilities Services – 0.4%
Aker Carbon Capture ASA(c)	115,655	233,649
Casella Waste Systems, Inc. – Class A(c)	8,395	690,405
China Conch Environment Protection Holdings Ltd.(c)	46,000	39,393
Clean Harbors, Inc.(c)	8,280	868,820
Ecopro HN Co., Ltd.	9,508	370,040

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Republic Services, Inc. – Class A	6,569	$882,020
Tetra Tech, Inc.	4,728	658,516
TOMRA Systems ASA	7,808	307,053
Waste Management, Inc.	4,995	821,378

		4,871,274

Human Resource & Employment Services – 0.1%
Robert Half International, Inc.	14,398	1,415,467

Research & Consulting Services – 0.1%
Booz Allen Hamilton Holding Corp.	18,808	1,535,297

		7,822,038

Retailing – 0.6%
Automotive Retail – 0.0%
AutoZone, Inc.(c)	154	301,142

Department Stores – 0.1%
Next PLC	9,820	735,525

General Merchandise Stores – 0.1%
Dollarama, Inc.	8,158	453,544
Target Corp.	2,725	623,071

		1,076,615

Home Improvement Retail – 0.2%
Home Depot, Inc. (The)	7,437	2,234,075
Lowe’s Cos., Inc.	377	74,544

		2,308,619

Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.(c)	1,362	3,385,428

		7,807,329

Telecommunication Services – 0.5%
Integrated Telecommunication Services – 0.5%
Cellnex Telecom SA(a)	48,746	2,272,065
China Tower Corp. Ltd.(b)	1,092,444	127,498
Eutelsat Communications SA	4,205	46,732
Helios Towers PLC(a)(c)	11,151	15,718
Infrastrutture Wireless Italiane SpA(a)	204,990	2,187,311
Telefonica SA	353,267	1,718,517
Telstra Corp., Ltd.	81,024	229,999
Vantage Towers AG	2,434	82,760

		6,680,600

Wireless Telecommunication Services – 0.0%
SoftBank Corp.	12,400	144,309

		6,824,909

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Durables & Apparel – 0.5%
Apparel, Accessories & Luxury Goods – 0.1%
Pandora A/S	12,461	$1,094,155

Consumer Electronics – 0.0%
Panasonic Holdings Corp.	37,500	334,245

Homebuilding – 0.3%
Construtora Tenda SA	586,000	689,837
Desarrolladora Homex SAB de CV(c)	1,590	3
Installed Building Products, Inc.	6,107	491,430
MRV Engenharia e Participacoes SA	203,700	425,204
PulteGroup, Inc.	62,960	2,629,210
Urbi Desarrollos Urbanos SAB de CV(c)	9	3

		4,235,687

Household Appliances – 0.1%
Electrolux AB(a)	57,429	875,816
Whirlpool Corp.	1,324	240,332

		1,116,148

		6,780,235

Health Care Equipment & Services – 0.5%
Health Care Distributors – 0.2%
AmerisourceBergen Corp. – Class A	11,074	1,675,385
McKesson Corp.	1,703	527,266

		2,202,651

Health Care Equipment – 0.1%
ABIOMED, Inc.(c)	844	241,874
IDEXX Laboratories, Inc.(c)	3,460	1,489,460

		1,731,334

Health Care Supplies – 0.0%
Align Technology, Inc.(c)	1,070	310,204

Managed Health Care – 0.2%
Centene Corp.(c)	11,353	914,484
Molina Healthcare, Inc.(c)	5,142	1,611,760

		2,526,244

		6,770,433

Diversified Financials – 0.5%
Asset Management & Custody Banks – 0.2%
Ameriprise Financial, Inc.	3,647	968,242
Brookfield Infrastructure Corp.(a)	888	62,977
Carlyle Group, Inc. (The)	31,192	1,131,958
Hicl Infrastructure PLC	49,068	108,843

		2,272,020

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.1%
Ally Financial, Inc.	29,031	$1,160,079
Capital One Financial Corp.	2,927	364,762

		1,524,841

Financial Exchanges & Data – 0.1%
Moody’s Corp.	2,448	774,743

Mortgage REITs – 0.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	14,024	560,820

Multi-Sector Holdings – 0.1%
Investor AB	31,912	614,079
Kinnevik AB(a)(c)	27,148	531,353

		1,145,432

		6,277,856

Automobiles & Components – 0.4%
Auto Parts & Equipment – 0.2%
Aisin Corp.	36,200	1,051,630
BorgWarner, Inc.	6,991	257,478
Exide Industries Ltd.	151,153	300,121
Magna International, Inc. – Class A (Canada)	3,875	233,529
Tianneng Power International Ltd.(a)	911,999	759,817

		2,602,575

Automobile Manufacturers – 0.2%
Ford Motor Co.	19,726	279,320
Nissan Motor Co., Ltd.(c)	149,400	598,130
Tesla, Inc.(c)	1,258	1,095,416

		1,972,866

		4,575,441

Food & Staples Retailing – 0.3%
Food Retail – 0.2%
George Weston Ltd.	1,124	139,834
J Sainsbury PLC	71,765	209,393
Kroger Co. (The)	30,721	1,657,705

		2,006,932

Hypermarkets & Super Centers – 0.1%
Costco Wholesale Corp.	2,055	1,092,684

		3,099,616

Consumer Services – 0.2%
Casinos & Gaming – 0.0%
La Francaise des Jeux SAEM	3,022	112,844

Restaurants – 0.1%
Chipotle Mexican Grill, Inc. – Class A(c)	824	1,199,423
Domino’s Pizza, Inc.	473	159,874

		1,359,297

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialized Consumer Services – 0.1%
WW International, Inc.(c)	77,954	$763,170

		2,235,311

Information Technology – 0.1%
Technology Hardware, Storage & Peripherals – 0.1%
NetApp, Inc.	19,282	1,412,407

		1,412,407

Industrials – 0.1%
Machinery – 0.1%
AGCO Corp.	7,007	892,692
CNH Industrial NV	17,411	246,649

		1,139,341

Total Common Stocks (cost $857,272,443)		927,004,337

INVESTMENT COMPANIES – 3.1%
Funds and Investment Trusts – 3.1%(f)
3i Infrastructure PLC	15,808	69,577
iShares Global Energy ETF	361,611	12,829,958
iShares MSCI Global Metals & Mining Producers ETF	218,316	9,926,829
JPMorgan Alerian MLP Index ETN(a)	195,020	4,062,267
VanEck Agribusiness ETF(a)	48,849	4,815,534
VanEck Gold Miners ETF/USA	192,160	6,723,678

Total Investment Companies (cost $31,570,828)		38,427,843

SHORT-TERM INVESTMENTS – 18.1%
Investment Companies – 18.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(f)(g)(h) (cost $228,680,754)	228,680,754	228,680,754

Total Investments Before Security Lending Collateral for Securities Loaned – 94.6% (cost $1,117,524,025)		1,194,112,934

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(f)(g)(h) (cost $17,259,914)	17,259,914	$17,259,914

Total Investments – 96.0% (cost $1,134,783,939)		1,211,372,848
Other assets less liabilities – 4.0%		50,992,104

Net Assets – 100.0%		$1,262,364,952

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	293	October 2022	$28,755,020	$1,257,545
Cattle Feeder Futures	51	May 2022	3,986,925	(248,549)
Coffee Robusta Futures	130	July 2022	2,739,100	16,640
Coffee ‘C’ Futures	90	July 2022	7,495,875	(493,426)
Copper Futures	174	July 2022	19,176,975	(1,811,396)
Corn Futures	667	July 2022	27,130,225	6,446,408
Cotton No.2 Futures	98	July 2022	7,135,870	1,369,509
Cotton No.2 Futures	25	December 2022	1,525,875	237,173
Gasoline RBOB Futures	71	June 2022	10,062,461	2,070,844
Gold 100 OZ Futures	299	June 2022	57,159,830	(500,098)
KC HRW Wheat Futures	111	July 2022	6,136,913	1,717,364
Lean Hogs Futures	215	July 2022	9,462,150	220,328
Live Cattle Futures	151	August 2022	8,170,610	(89,496)
LME Nickel Futures	72	May 2022	13,714,704	(4,561,291)
LME Primary Aluminum Futures	239	May 2022	18,137,112	(4,015,979)
LME Zinc Futures	140	May 2022	14,494,375	21,419
Low SU Gasoil Futures	83	July 2022	9,127,925	2,858,560
Natural Gas Futures	692	June 2022	50,896,600	(5,237,437)
NY Harbor ULSD Futures	76	June 2022	11,802,420	3,488,843
Platinum Futures	49	July 2022	2,302,020	(256,627)
Silver Futures	115	July 2022	13,273,875	(1,823,046)
Soybean Futures	316	July 2022	26,619,050	3,637,991
Soybean Meal Futures	312	July 2022	13,487,760	573,802
Soybean Oil Futures	340	July 2022	17,172,720	4,070,891
Sugar 11 (World) Futures	477	September 2022	10,284,120	734,890
Wheat Futures (CBT)	263	July 2022	13,883,113	3,540,508
WTI Crude Futures	79	June 2022	8,132,260	1,437,318
WTI Crude Futures	126	August 2022	12,434,940	683,556
WTI Crude Futures	135	November 2022	12,599,550	468,751

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
LME Nickel Futures	7	May 2022	$1,333,374	$13,546
LME Primary Aluminum Futures	36	May 2022	2,731,950	194,490
LME Zinc Futures	14	May 2022	1,449,438	(122,020)
MSCI Emerging Markets Futures	177	June 2022	9,357,990	274,329

				$16,175,340

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,313	EUR	2,095	05/12/2022	$(102,286)
Bank of America, NA	USD	2,047	CNH	13,078	05/18/2022	(80,440)
Bank of America, NA	CLP	903,614	USD	1,105	05/25/2022	50,173
Bank of America, NA	USD	705	PHP	37,058	07/28/2022	(4,350)
Barclays Bank PLC	BRL	77,007	USD	15,465	05/03/2022	(111,202)
Barclays Bank PLC	USD	15,655	BRL	77,007	05/03/2022	(78,686)
Barclays Bank PLC	USD	2,353	CZK	52,306	05/06/2022	(111,086)
Barclays Bank PLC	USD	7,665	HUF	2,501,419	05/06/2022	(690,849)
Barclays Bank PLC	NZD	29,284	USD	19,899	05/18/2022	992,597
Barclays Bank PLC	SEK	58,748	USD	6,055	05/18/2022	70,173
Barclays Bank PLC	SEK	27,300	USD	2,773	05/18/2022	(8,445)
Barclays Bank PLC	USD	5,927	CNH	37,634	05/18/2022	(247,569)
Barclays Bank PLC	USD	3,632	JPY	463,878	05/18/2022	(55,731)
Barclays Bank PLC	USD	1,541	NOK	14,051	05/18/2022	(42,770)
Barclays Bank PLC	USD	14,556	NZD	22,068	05/18/2022	(307,748)
Barclays Bank PLC	COP	20,242,174	USD	5,089	05/25/2022	(6,275)
Barclays Bank PLC	USD	14,582	CLP	11,731,293	05/25/2022	(885,540)
Barclays Bank PLC	USD	15,319	BRL	77,007	06/02/2022	106,712
Barclays Bank PLC	MYR	159,526	USD	37,817	06/16/2022	1,095,533
Barclays Bank PLC	MYR	16,541	USD	3,780	06/16/2022	(28,065)
Barclays Bank PLC	USD	47,329	MYR	199,796	06/16/2022	(1,338,479)
Barclays Bank PLC	INR	401,001	USD	5,222	07/07/2022	19,975
Barclays Bank PLC	USD	19,706	IDR	285,593,505	07/28/2022	(222,932)
BNP Paribas SA	USD	18,789	EUR	16,608	05/12/2022	(1,262,174)
BNP Paribas SA	CNH	8,292	USD	1,296	05/18/2022	44,917
BNP Paribas SA	EUR	1,933	USD	2,089	05/18/2022	48,429
BNP Paribas SA	USD	1,303	JPY	164,900	05/18/2022	(31,654)
BNP Paribas SA	USD	1,844	CLP	1,571,076	05/25/2022	(10,200)
BNP Paribas SA	USD	2,327	SGD	3,183	07/08/2022	(25,392)
BNP Paribas SA	USD	705	PHP	37,058	07/28/2022	(4,283)
Citibank, NA	USD	9,807	CZK	212,372	05/06/2022	(706,446)
Citibank, NA	EUR	5,554	USD	6,084	05/12/2022	222,778
Citibank, NA	CNH	498,801	USD	77,936	05/18/2022	2,928,448
Credit Suisse International	CZK	264,002	USD	11,576	05/06/2022	262,349
Credit Suisse International	HUF	2,573,566	USD	7,488	05/06/2022	312,352
Credit Suisse International	PLN	6,601	USD	1,502	05/06/2022	12,997
Credit Suisse International	USD	2,211	CZK	49,886	05/06/2022	(72,742)
Credit Suisse International	USD	3,295	HUF	1,137,288	05/06/2022	(124,233)

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	2,249	PLN	9,662	05/06/2022	$(69,314)
Credit Suisse International	EUR	16,608	USD	18,455	05/12/2022	928,158
Credit Suisse International	CHF	2,329	USD	2,436	05/18/2022	40,228
Credit Suisse International	CNH	20,415	USD	3,205	05/18/2022	124,313
Credit Suisse International	EUR	3,339	USD	3,580	05/18/2022	55,781
Credit Suisse International	GBP	3,148	USD	4,004	05/18/2022	46,086
Credit Suisse International	USD	6,687	GBP	5,129	05/18/2022	(238,150)
Credit Suisse International	USD	5,862	SEK	55,743	05/18/2022	(182,993)
Deutsche Bank AG	BRL	77,007	USD	15,655	05/03/2022	78,686
Deutsche Bank AG	USD	15,886	BRL	77,007	05/03/2022	(309,882)
Deutsche Bank AG	PLN	29,225	USD	7,224	05/06/2022	631,240
Deutsche Bank AG	USD	10,771	CZK	240,488	05/06/2022	(465,674)
Deutsche Bank AG	USD	18,282	PLN	78,986	05/06/2022	(464,331)
Deutsche Bank AG	USD	1,343	EUR	1,215	05/12/2022	(60,613)
Deutsche Bank AG	AUD	17,607	USD	12,773	05/18/2022	329,559
Deutsche Bank AG	CAD	2,761	USD	2,156	05/18/2022	6,889
Deutsche Bank AG	CHF	20,269	USD	21,603	05/18/2022	751,231
Deutsche Bank AG	CNH	59,166	USD	9,252	05/18/2022	322,437
Deutsche Bank AG	EUR	18,804	USD	20,309	05/18/2022	460,277
Deutsche Bank AG	GBP	8,748	USD	11,392	05/18/2022	392,743
Deutsche Bank AG	NZD	14,098	USD	9,153	05/18/2022	50,531
Deutsche Bank AG	USD	12,501	AUD	17,606	05/18/2022	(58,172)
Deutsche Bank AG	USD	2,187	CAD	2,761	05/18/2022	(38,085)
Deutsche Bank AG	USD	8,182	CHF	7,710	05/18/2022	(250,868)
Deutsche Bank AG	USD	29,263	JPY	3,706,686	05/18/2022	(689,884)
Deutsche Bank AG	USD	3,497	NOK	32,939	05/18/2022	14,912
Deutsche Bank AG	USD	5,957	NOK	52,687	05/18/2022	(339,434)
Deutsche Bank AG	USD	4,853	NZD	7,215	05/18/2022	(195,030)
Deutsche Bank AG	USD	21,077	SEK	201,347	05/18/2022	(565,201)
Deutsche Bank AG	USD	1,270	MXN	25,745	05/19/2022	(12,776)
Deutsche Bank AG	CLP	4,602,207	USD	5,818	05/25/2022	445,174
Deutsche Bank AG	PEN	15,935	USD	4,210	05/25/2022	69,089
Deutsche Bank AG	BRL	14,104	USD	2,792	06/02/2022	(33,400)
Deutsche Bank AG	ZAR	88,632	USD	5,721	06/23/2022	138,572
Deutsche Bank AG	USD	3,355	INR	258,982	07/07/2022	4,357
Deutsche Bank AG	CAD	1,578	USD	1,232	07/21/2022	3,943
Deutsche Bank AG	PHP	269,424	USD	5,096	07/28/2022	2,152
Deutsche Bank AG	USD	20,251	PHP	1,072,222	07/28/2022	21,121
Goldman Sachs Bank USA	CZK	387,062	USD	17,077	05/06/2022	489,762
Goldman Sachs Bank USA	HUF	876,758	USD	2,633	05/06/2022	188,830
Goldman Sachs Bank USA	PLN	35,796	USD	8,345	05/06/2022	269,740
Goldman Sachs Bank USA	USD	8,441	HUF	2,856,044	05/06/2022	(477,616)
Goldman Sachs Bank USA	USD	1,336	PLN	5,636	05/06/2022	(64,554)
Goldman Sachs Bank USA	CHF	11,842	USD	12,196	05/18/2022	14,056
Goldman Sachs Bank USA	CNH	47,748	USD	7,234	05/18/2022	53,349
Goldman Sachs Bank USA	EUR	12,731	USD	13,383	05/18/2022	(55,545)
Goldman Sachs Bank USA	JPY	1,430,116	USD	10,924	05/18/2022	(99,848)
Goldman Sachs Bank USA	USD	6,574	CNH	41,777	05/18/2022	(269,324)
Goldman Sachs Bank USA	USD	4,687	GBP	3,762	05/18/2022	43,324
Goldman Sachs Bank USA	USD	2,836	MXN	58,289	05/19/2022	11,203
Goldman Sachs Bank USA	PEN	9,133	USD	2,468	05/25/2022	94,313

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	965	COP	3,679,885	05/25/2022	$(38,951)
Goldman Sachs Bank USA	MYR	142,058	USD	33,538	06/16/2022	837,600
Goldman Sachs Bank USA	USD	45,146	MYR	190,901	06/16/2022	(1,202,921)
Goldman Sachs Bank USA	ZAR	20,105	USD	1,253	06/23/2022	(13,638)
Goldman Sachs Bank USA	JPY	450,502	USD	3,552	07/15/2022	70,766
Goldman Sachs Bank USA	TWD	755	USD	26	07/27/2022	165
HSBC Bank USA	USD	971	EUR	850	05/12/2022	(74,020)
HSBC Bank USA	CHF	9,050	USD	9,704	05/18/2022	393,936
HSBC Bank USA	CNH	6,784	USD	1,059	05/18/2022	38,976
HSBC Bank USA	CNH	14,700	USD	2,301	05/18/2022	82,066
HSBC Bank USA	USD	1,296	CNH	8,292	05/18/2022	(44,518)
HSBC Bank USA	USD	12,395	NOK	108,814	05/18/2022	(793,018)
HSBC Bank USA	USD	8,530	PEN	31,943	05/25/2022	(228,635)
HSBC Bank USA	GBP	1,943	USD	2,553	06/09/2022	109,328
HSBC Bank USA	USD	1,308	GBP	992	06/09/2022	(60,688)
HSBC Bank USA	DKK	15,603	USD	2,312	06/17/2022	94,962
HSBC Bank USA	NOK	11,078	USD	1,284	06/17/2022	102,861
HSBC Bank USA	TWD	189,245	USD	6,518	07/27/2022	49,346
JPMorgan Chase Bank, NA	CNH	168,739	USD	25,595	05/18/2022	220,318
JPMorgan Chase Bank, NA	USD	16,602	GBP	12,727	05/18/2022	(599,176)
JPMorgan Chase Bank, NA	USD	4,279	PEN	16,045	05/25/2022	(109,130)
JPMorgan Chase Bank, NA	GBP	1,001	USD	1,307	06/09/2022	48,541
Morgan Stanley Capital Services, Inc.	USD	4,064	PLN	16,203	05/06/2022	(409,098)
Morgan Stanley Capital Services, Inc.	EUR	808	USD	880	05/12/2022	27,668
Morgan Stanley Capital Services, Inc.	USD	2,488	CNH	16,192	05/18/2022	(53,286)
Morgan Stanley Capital Services, Inc.	USD	1,503	PEN	5,770	05/25/2022	(3,182)
Morgan Stanley Capital Services, Inc.	GBP	1,572	USD	2,054	06/09/2022	76,946
Morgan Stanley Capital Services, Inc.	USD	3,716	GBP	2,868	06/09/2022	(110,006)
Morgan Stanley Capital Services, Inc.	MYR	38,330	USD	9,029	06/16/2022	206,269
Morgan Stanley Capital Services, Inc.	USD	3,387	MYR	14,302	06/16/2022	(94,758)
Morgan Stanley Capital Services, Inc.	USD	3,413	CHF	3,174	07/13/2022	(137,892)
Morgan Stanley Capital Services, Inc.	AUD	1,566	USD	1,122	07/21/2022	14,422
Morgan Stanley Capital Services, Inc.	CAD	1,141	USD	911	07/21/2022	23,372
Natwest Markets PLC	USD	1,112	EUR	1,005	05/12/2022	(51,892)
Natwest Markets PLC	USD	2,437	SEK	22,866	06/17/2022	(105,477)
Standard Chartered Bank	CLP	1,912,356	USD	2,362	05/25/2022	129,005
Standard Chartered Bank	USD	1,124	NZD	1,652	06/10/2022	(57,877)
Standard Chartered Bank	ZAR	126,940	USD	8,418	06/23/2022	422,990
Standard Chartered Bank	IDR	163,967,000	USD	11,400	07/28/2022	214,335
State Street Bank & Trust Co.	CZK	676	USD	30	05/06/2022	783
State Street Bank & Trust Co.	EUR	515	USD	562	05/12/2022	18,616

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	1,316	USD	1,381	05/12/2022	$(7,819)
State Street Bank & Trust Co.	USD	18	EUR	16	05/12/2022	(1,393)
State Street Bank & Trust Co.	NZD	75	USD	48	05/18/2022	317
State Street Bank & Trust Co.	USD	65	AUD	92	05/18/2022	(354)
State Street Bank & Trust Co.	USD	49	NZD	75	05/18/2022	(1,031)
State Street Bank & Trust Co.	USD	27	MXN	560	05/19/2022	32
State Street Bank & Trust Co.	GBP	138	USD	181	06/09/2022	7,309
State Street Bank & Trust Co.	USD	929	GBP	707	06/09/2022	(40,467)
State Street Bank & Trust Co.	NZD	174	USD	118	06/10/2022	5,843
State Street Bank & Trust Co.	THB	861,352	USD	25,704	06/16/2022	539,464
State Street Bank & Trust Co.	USD	11,025	THB	368,416	06/16/2022	(261,404)
UBS AG	EUR	11,472	USD	13,127	05/12/2022	1,020,433
UBS AG	USD	1,077	CHF	1,000	07/13/2022	(45,125)
UBS AG	USD	13,807	CAD	17,266	07/21/2022	(370,823)
UBS AG	KRW	38,242,592	USD	30,680	07/27/2022	379,629

						$968,937

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	30,950	03/18/2031	2.378%	CPI#	Maturity	$512,925	$	– 0	–	$512,925
Goldman Sachs International	USD	63,680	04/26/2027	1.705%	CPI#	Maturity	5,944,033		– 0	–	5,944,033
Goldman Sachs International	USD	53,750	04/26/2027	2.175%	CPI#	Maturity	3,826,998		– 0	–	3,826,998
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI#	Maturity	4,330,774		– 0	–	4,330,774
Goldman Sachs International	USD	58,060	03/16/2031	2.289%	CPI#	Maturity	1,191,071		– 0	–	1,191,071

							$15,805,801	$	– 0	–	$15,805,801

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.38%	Quarterly	USD	52,396	09/15/2022	$419,222
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.31%	Quarterly	USD	2,428	09/15/2022	19,079
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.43%	Quarterly	USD	44,473	01/17/2023	353,538
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.37%	Quarterly	USD	2,875	01/17/2023	22,482
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.30%	Quarterly	USD	20,765	05/15/2023	1,138,752

						$1,953,073

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $14,201,109 or 1.1% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund
ETN – Exchange Traded Note

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OBFR – Overnight Bank Funding Rate

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REIT – Real Estate Investment Trust

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $888,843,271)	$965,432,180	(a)
Affiliated issuers (cost $245,940,668—including investment of cash collateral for securities loaned of $17,259,914)	245,940,668
Cash	1,890,000
Cash collateral due from broker	56,504,739
Foreign currencies, at value (cost $7,146,550)	6,967,996
Unrealized appreciation on forward currency exchange contracts	17,385,787
Unrealized appreciation on inflation swaps	15,805,801
Unrealized appreciation on total return swaps	1,953,073
Receivable for investment securities sold and foreign currency transactions	1,729,673
Receivable for capital stock sold	1,720,791
Unaffiliated dividends and interest receivable	1,707,186
Receivable for variation margin on futures	398,355
Affiliated dividends receivable	38,419

Total assets	1,317,474,668

Liabilities
Cash collateral due to broker	18,260,000
Payable for collateral received on securities loaned	17,259,914
Unrealized depreciation on forward currency exchange contracts	16,416,850
Payable for capital stock redeemed	1,656,367
Advisory fee payable	810,133
Distribution fee payable	160,226
Payable for investment securities purchased and foreign currency transactions	117,478
Administrative fee payable	34,207
Transfer Agent fee payable	19,978
Foreign capital gains tax payable	4,032
Directors’ fees payable	3,268
Accrued expenses	367,263

Total liabilities	55,109,716

Net Assets	$1,262,364,952

Composition of Net Assets
Capital stock, at par	$125,093
Additional paid-in capital	1,235,785,892
Distributable earnings	26,453,967

Net Assets	$1,262,364,952

(a)	Includes securities on loan with a value of $30,932,398 (see Note E).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,430,079	528,450	$10.28	*

C	$328,567	31,277	$10.51

Advisor	$27,022,932	2,635,477	$10.25

R	$74,840	7,255	$10.32

K	$1,093,286	107,797	$10.14

I	$28,878,888	2,849,804	$10.13

1	$718,360,846	71,469,223	$10.05

2	$10,319	1,000	$10.32

Z	$481,165,195	47,462,531	$10.14

*	The maximum offering price per share for Class A shares was $10.74 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $638,503)	$14,203,101
Affiliated issuers	56,003
Securities lending income	153,267	$14,412,371

Expenses
Advisory fee (see Note B)	4,711,439
Distribution fee—Class A	6,661
Distribution fee—Class C	1,067
Distribution fee—Class R	177
Distribution fee—Class K	1,371
Distribution fee—Class 1	873,506
Transfer agency—Class A	1,736
Transfer agency—Class C	85
Transfer agency—Advisor Class	6,778
Transfer agency—Class R	92
Transfer agency—Class K	1,101
Transfer agency—Class I	5,908
Transfer agency—Class 1	72,896
Transfer agency—Class Z	60,542
Custody and accounting	176,186
Registration fees	71,605
Audit and tax	58,416
Administrative	45,802
Printing	29,154
Legal	24,642
Directors’ fees	16,938
Miscellaneous	45,850

Total expenses	6,211,952
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(77,291)

Net expenses		6,134,661

Net investment income		8,277,710

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$41,117,948
Forward currency exchange contracts	(390,706)
Futures	75,236,950
Swaps	5,654,499
Foreign currency transactions	(308,418)
Net change in unrealized appreciation/depreciation of:
Investments	(91,092,003)
Forward currency exchange contracts	707,514
Futures	5,909,889
Swaps	5,330,794
Foreign currency denominated assets and liabilities	(180,423)

Net gain on investment and foreign currency transactions	41,986,044

Contributions from Affiliates (see Note B)	683

Net Increase in Net Assets from Operations	$50,264,437

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,277,710	$16,202,556
Net realized gain on investment and foreign currency transactions	121,310,273	181,993,385
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(79,324,229)	221,060,621
Contributions from Affiliates (see Note B)	683	– 0	–

Net increase in net assets from operations	50,264,437	419,256,562
Distributions to Shareholders
Class A	(464,964)	(221,879)
Class C	(12,613)	(9,571)
Advisor Class	(1,665,846)	(412,387)
Class R	(5,635)	(652)
Class K	(108,197)	(32,508)
Class I	(2,495,051)	(808,887)
Class 1	(61,937,570)	(16,708,336)
Class 2	(981)	(293)
Class Z	(54,143,834)	(15,915,046)
Capital Stock Transactions
Net increase	595,104	18,064,568

Total increase (decrease)	(69,975,150)	403,211,571
Net Assets
Beginning of period	1,332,340,102	929,128,531

End of period	$1,262,364,952	$1,332,340,102

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2022, consolidated net assets of the Fund were $1,262,364,952, of which $204,988,497, or 16%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2022, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$250,674,909	$142,697,220		$	– 0	–	$393,372,129
Energy	68,324,618	83,602,992			0	(a)	151,927,610
Materials	43,520,136	61,406,496			0	(a)	104,926,632
Utilities	27,125,356	23,468,029			– 0	–	50,593,385
Capital Goods	30,206,213	18,630,330			– 0	–	48,836,543
Pharmaceuticals & Biotechnology	14,177,712	7,739,609			– 0	–	21,917,321
Food Beverage & Tobacco	15,125,159	6,469,988			– 0	–	21,595,147
Software & Services	17,192,643	– 0	–		– 0	–	17,192,643
Semiconductors & Semiconductor Equipment	8,909,431	4,720,465			– 0	–	13,629,896
Technology Hardware & Equipment	10,949,868	717,311			– 0	–	11,667,179
Transportation	1,922,165	9,102,738			– 0	–	11,024,903
Banks	6,645,075	2,684,126			– 0	–	9,329,201
Insurance	6,040,062	2,194,468			– 0	–	8,234,530
Media & Entertainment	7,911,211	101,091			– 0	–	8,012,302
Commercial & Professional Services	6,911,296	910,742			– 0	–	7,822,038
Retailing	7,071,804	735,525			– 0	–	7,807,329
Telecommunication Services	15,718	6,809,191			– 0	–	6,824,909
Consumer Durables & Apparel	4,476,019	2,304,216			– 0	–	6,780,235
Health Care Equipment & Services	6,770,433	– 0	–		– 0	–	6,770,433
Diversified Financials	5,023,581	1,254,275			– 0	–	6,277,856
Automobiles & Components	1,865,743	2,709,698			– 0	–	4,575,441
Food & Staples Retailing	2,890,223	209,393			– 0	–	3,099,616
Consumer Services	2,122,467	112,844			– 0	–	2,235,311
Information Technology	1,412,407	– 0	–		– 0	–	1,412,407
Industrials	892,692	246,649			– 0	–	1,139,341

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investment Companies	$38,358,266		$69,577		$	– 0	–	$38,427,843
Short-Term Investments	228,680,754		– 0	–		– 0	–	228,680,754
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	17,259,914		– 0	–		– 0	–	17,259,914

Total Investments in Securities	832,475,875		378,896,973	(b)		0	(a)	1,211,372,848
Other Financial Instruments(c):
Assets:
Futures	35,334,705		– 0	–		– 0	–	35,334,705	(d)
Forward Currency Exchange Contracts	– 0	–	17,385,787			– 0	–	17,385,787
Inflation (CPI) Swaps	– 0	–	15,805,801			– 0	–	15,805,801
Total Return Swaps	– 0	–	1,953,073			– 0	–	1,953,073
Liabilities:
Futures	(19,159,365)		– 0	–		– 0	–	(19,159,365	)(d)
Forward Currency Exchange Contracts	– 0	–	(16,416,850)			– 0	–	(16,416,850)

Total	$848,651,215		$397,624,784			$0	(a)	$1,246,275,999

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2023. For the six months ended April 30, 2022, such reimbursement amounted to $13.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the reimbursement for such services amounted to $45,802.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $115,536 for the six months ended April 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $178 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until January 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $76,399.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$233,997	$575,727	$581,043	$228,681	$56
Government Money Market Portfolio*	20,370	113,035	116,145	17,260	5

Total				$245,941	$61

*	Investments of cash collateral for securities lending transactions (see Note E).

During the six months ended April 30, 2022, the Adviser reimbursed the Fund $683 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

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of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, ..25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $160,369, $16,836, $19,717 and $1,940,789 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$348,830,036		$380,913,347
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$208,873,276
Gross unrealized depreciation	(97,381,216)

Net unrealized appreciation	$111,492,060

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the six months ended April 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the

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contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation

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margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$274,329	*
Commodity contracts	Receivable/Payable for variation margin on futures	35,060,376	*	Receivable/Payable for variation margin on futures	$19,159,365	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	17,385,787		Unrealized depreciation on forward currency exchange contracts	16,416,850
Interest rate contracts	Unrealized appreciation on inflation swaps	15,805,801

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$1,953,073

Total		$70,479,366		$35,576,215

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(891,577)	$(83,606)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	76,128,527	5,993,495

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(390,706)	707,514

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,267,296	745,252

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,691,262)	962,153

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(66,699)	$187,124

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,145,164	3,436,265

Total		$80,500,743	$11,948,197

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Futures:
Average notional amount of buy contracts	$407,130,309
Average notional amount of sale contracts	$28,889,376
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$535,291,176
Average principal amount of sale contracts	$565,866,494
Inflation Swaps:
Average notional amount	$348,895,714
Total Return Swaps:
Average notional amount	$143,931,391
Variance Swaps:
Average notional amount	$1,445,350	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$50,173	$(50,173)	$ – 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	2,284,990	(2,284,990)	– 0	–		– 0	–	– 0	–
BNP Paribas SA	93,346	(93,346)	– 0	–		– 0	–	– 0	–
Citibank, NA	735,703	(706,446)	– 0	–		– 0	–	29,257
Credit Suisse International	1,782,264	(687,432)	– 0	–		– 0	–	1,094,832
Deutsche Bank AG	3,722,913	(3,483,350)	(210,000)			– 0	–	29,563
Goldman Sachs Bank USA/Goldman Sachs International	17,365,984	(2,222,397)	(15,040,000)			– 0	–	103,587
HSBC Bank USA	871,475	(871,475)	– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	48,541	(48,541)	– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	348,677	(348,677)	– 0	–		– 0	–	– 0	–
Standard Chartered Bank	766,330	(57,877)	(330,000)			– 0	–	378,453
State Street Bank & Trust Co.	572,364	(312,468)	– 0	–		– 0	–	259,896
UBS AG	3,353,135	(415,948)	– 0	–		– 0	–	2,937,187

Total	$31,995,895	$(11,583,120)	$(15,580,000)		$	– 0	–	$4,832,775	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$187,076	$(50,173)	$(10,000)		$	– 0	–	$126,903
Barclays Bank PLC	4,135,377	(2,284,990)	(1,210,000)			– 0	–	640,387
BNP Paribas SA	1,333,703	(93,346)	– 0	–		– 0	–	1,240,357
Citibank, NA	706,446	(706,446)	– 0	–		– 0	–	– 0	–
Credit Suisse International	687,432	(687,432)	– 0	–		– 0	–	– 0	–
Deutsche Bank AG	3,483,350	(3,483,350)	– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,222,397	(2,222,397)	– 0	–		– 0	–	– 0	–
HSBC Bank USA	1,200,879	(871,475)	– 0	–		– 0	–	329,404

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$708,306	$(48,541)	$	– 0	–	$	– 0	–	$659,765
Morgan Stanley Capital Services, Inc.	808,222	(348,677)	– 0	–	– 0	–	459,545
Natwest Markets PLC	157,369	– 0	–	– 0	–	– 0	–	157,369
Standard Chartered Bank	57,877	(57,877)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	312,468	(312,468)	– 0	–	– 0	–	– 0	–
UBS AG	415,948	(415,948)	– 0	–	– 0	–	– 0	–

Total	$16,416,850	$(11,583,120)	$(1,220,000)	$	– 0	–	$3,613,730	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$2,928,448	$	– 0	–	$(2,400,000)		$	– 0	–	$528,448
JPMorgan Chase Bank, NA	220,318		– 0	–	– 0	–		– 0	–	220,318

Total	$3,148,766	$	– 0	–	$(2,400,000)		$	– 0	–	$748,766	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities

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is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended April 30, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$30,932,398	$17,259,914	$15,765,742	$148,618	$4,649	$879

*	As of April 30, 2022.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	73,677	317,223	$757,762	$3,288,034

Shares issued in reinvestment of dividends	45,749	25,555	433,245	214,154

Shares converted from Class C	4,196	47,783	44,212	457,252

Shares redeemed	(85,832)	(804,855)	(884,790)	(7,247,828)

Net increase (decrease)	37,790	(414,294)	$350,429	$(3,288,388)

Class C
Shares sold	16,618	64	$172,882	$591

Shares issued in reinvestment of dividends	1,299	1,081	12,612	9,141

Shares converted to Class A	(4,124)	(47,515)	(44,212)	(457,252)

Shares redeemed	(886)	(1,542)	(9,000)	(14,427)

Net increase (decrease)	12,907	(47,912)	$132,282	$(461,947)

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	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Advisor Class
Shares sold	1,149,792	543,513	$11,796,583	$5,271,583

Shares issued in reinvestment of dividends	135,873	35,548	1,282,638	296,466

Shares redeemed	(327,639)	(442,417)	(3,305,271)	(4,262,588)

Net increase	958,026	136,644	$9,773,950	$1,305,461

Class R
Shares sold	546	873	$5,571	$8,390

Shares issued in reinvestment of dividends	591	77	5,634	652

Shares redeemed	(26)	(1,930)	(262)	(18,669)

Net increase (decrease)	1,111	(980)	$10,943	$(9,627)

Class K
Shares sold	71,766	70,470	$720,040	$687,598

Shares issued in reinvestment of dividends	11,559	3,926	108,197	32,508

Shares redeemed	(83,841)	(158,429)	(832,847)	(1,448,034)

Net decrease	(516)	(84,033)	$(4,610)	$(727,928)

Class I
Shares sold	198,822	286,467	$2,029,411	$2,889,024

Shares issued in reinvestment of dividends	267,422	97,928	2,495,050	808,887

Shares redeemed	(141,059)	(738,310)	(1,394,827)	(6,968,310)

Net increase (decrease)	325,185	(353,915)	$3,129,634	$(3,270,399)

Class 1
Shares sold	9,173,376	13,434,001	$90,952,820	$126,050,237

Shares issued in reinvestment of dividends	5,191,186	1,712,373	48,122,290	14,041,460

Shares redeemed	(6,894,339)	(13,764,673)	(68,965,842)	(126,361,702)

Net increase	7,470,223	1,381,701	$70,109,268	$13,729,995

Class Z
Shares sold	333,391	249,298	$3,525,819	$2,315,447

Shares issued in reinvestment of dividends	5,796,985	1,926,761	54,143,834	15,915,046

Shares redeemed	(14,863,076)	(844,383)	(140,576,445)	(7,443,092)

Net increase (decrease)	(8,732,700)	1,331,676	$(82,906,792)	$10,787,401

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There were no transactions in capital shares for Class 2 for the six months ended April 30, 2022 and the year ended October 31, 2021.

At April 30, 2022, certain AB mutual funds owned approximately 34% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$34,109,559	$22,804,583

Total distributions paid	$34,109,559	$22,804,583

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$117,458,659
Accumulated capital and other losses	(61,812,103	)(a)
Unrealized appreciation/(depreciation)	(151,358,647	)(b)

Total accumulated earnings/(deficit)	$(95,712,091	)(c)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $61,812,103. During the fiscal year, the Fund utilized $68,312,672 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $61,812,103 which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.81	$ 7.65	$ 8.66	$ 8.53	$ 8.90	$ 8.24

Income From Investment Operations

Net investment income(a)(b)	.06	.27	.09	.12	.14	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	3.14	(.96)	.13	(.23)	.76

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.42	3.41	(.87)	.25	(.09)	.85

Less: Dividends

Dividends from net investment income	(.95)	(.25)	(.14)	(.12)	(.28)	(.19)

Net asset value, end of period	$ 10.28	$ 10.81	$ 7.65	$ 8.66	$ 8.53	$ 8.90

Total Return

Total investment return based on net asset value(d)*	4.49%	45.48	%(g)	(10.11)%	2.97%	(1.11)%	10.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,430	$5,306	$6,926	$10,634	$11,478	$11,819

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.13	%^	1.29%	1.29%	1.30%	1.26%	1.27%

Expenses, before waivers/reimbursements(e)(f)‡	1.14	%^	1.39%	1.40%	1.32%	1.27%	1.28%

Net investment income(b)	1.15	%^	2.86%	1.10%	1.42%	1.52%	1.05%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.86	$ 7.66	$ 8.63	$ 8.49	$ 8.83	$ 8.17

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	(.49)	.03	.06	.07	.02

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	3.86	(.95)	.11	(.23)	.76

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.38	3.37	(.92)	.17	(.16)	.78

Less: Dividends

Dividends from net investment income	(.73)	(.17)	(.05)	(.03)	(.18)	(.12)

Net asset value, end of period	$ 10.51	$ 10.86	$ 7.66	$ 8.63	$ 8.49	$ 8.83

Total Return

Total investment return based on net asset value(d)*	4.08%	44.41%	(10.74	)%(g)	2.05	%(g)	(1.82)%	9.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$329	$199	$508	$754	$1,225	$1,801

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.89	%^	2.04%	2.04%	2.05%	2.01%	2.02%

Expenses, before waivers/reimbursements(e)(f)‡	1.91	%^	2.19%	2.15%	2.07%	2.02%	2.03%

Net investment income (loss)(b)	.44	%^	(5.20)%	.34%	.66%	.78%	.27%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.79	$ 7.63	$ 8.63	$ 8.51	$ 8.89	$ 8.22

Income From Investment Operations

Net investment income(a)(b)	.07	.16	.11	.14	.16	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	3.27	(.95)	.12	(.24)	.77

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	3.43	(.84)	.26	(.08)	.88

Less: Dividends

Dividends from net investment income	(.95)	(.27)	(.16)	(.14)	(.30)	(.21)

Net asset value, end of period	$ 10.25	$ 10.79	$ 7.63	$ 8.63	$ 8.51	$ 8.89

Total Return

Total investment return based on net asset value(d)*	4.70%	45.82	%(g)	(9.79)%	3.15%	(.96)%	10.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,023	$18,096	$11,761	$18,611	$26,030	$27,670

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.88	%^	1.04%	1.04%	1.05%	1.01%	1.02%

Expenses, before waivers/reimbursements(e)(f)‡	.89	%^	1.17%	1.14%	1.07%	1.02%	1.02%

Net investment income(b)	1.41	%^	1.60%	1.33%	1.66%	1.77%	1.31%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.83	$ 7.53	$ 8.53	$ 8.40	$ 8.79	$ 8.14

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	(.02)	.07	.10	.11	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	3.41	(.95)	.11	(.23)	.76

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.39	3.39	(.88)	.21	(.12)	.83

Less: Dividends

Dividends from net investment income	(.90)	(.09)	(.12)	(.08)	(.27)	(.18)

Net asset value, end of period	$ 10.32	$ 10.83	$ 7.53	$ 8.53	$ 8.40	$ 8.79

Total Return

Total investment return based on net asset value(d)*	4.32%	45.23	%(g)	(10.32)%	2.62%	(1.47)%	10.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75	$67	$54	$271	$271	$239

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.54	%^	1.54%	1.54%	1.55%	1.55%	1.54%

Expenses, before waivers/reimbursements(e)(f)‡	1.59	%^	1.57%	1.60%	1.57%	1.58%	1.60%

Net investment income (loss)(b)	.75	%^	(.19)%	.92%	1.16%	1.24%	.81%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.68	$ 7.55	$ 8.55	$ 8.42	$ 8.80	$ 8.15

Income From Investment Operations

Net investment income (loss)(a)(b)	.05	(.02)	.08	.12	.13	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	3.39	(.94)	.13	(.23)	.75

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.40	3.37	(.86)	.25	(.10)	.84

Less: Dividends

Dividends from net investment income	(.94)	(.24)	(.14)	(.12)	(.28)	(.19)

Net asset value, end of period	$ 10.14	$ 10.68	$ 7.55	$ 8.55	$ 8.42	$ 8.80

Total Return

Total investment return based on net asset value(d)*	4.46%	45.60	%(g)	(10.10)%	3.03%	(1.20)%	10.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,093	$1,157	$1,453	$2,069	$2,604	$2,265

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.26	%^	1.26%	1.28%	1.27%	1.26%	1.28%

Expenses, before waivers/reimbursements(e)(f)‡	1.28	%^	1.28%	1.29%	1.28%	1.27%	1.29%

Net investment income (loss)(b)	1.04	%^	(.18)%	1.08%	1.44%	1.52%	1.05%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Income From Investment Operations

Net investment income(a)(b)	.07	.09	.12	.15	.17	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	3.32	(.94)	.13	(.22)	.77

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	3.41	(.82)	.28	(.05)	.89

Less: Dividends

Dividends from net investment income	(.98)	(.29)	(.18)	(.16)	(.32)	(.23)

Net asset value, end of period	$ 10.13	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Total Return

Total investment return based on net asset value(d)*	4.61%	46.03	%(g)	(9.76)%	3.39%	(.69)%	10.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,879	$27,013	$21,817	$23,541	$12,213	$16,753

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.86	%^	.84%	.86%	.85%	.83%	.85%

Expenses, before waivers/reimbursements(e)(f)‡	.87	%^	.85%	.87%	.86%	.84%	.86%

Net investment income(b)	1.43	%^	.88%	1.49%	1.79%	1.96%	1.48%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.61	$ 7.52	$ 8.51	$ 8.39	$ 8.76	$ 8.11

Income From Investment Operations

Net investment income(a)(b)	.06	.13	.10	.13	.15	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	3.23	(.93)	.12	(.22)	.76

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.40	3.36	(.83)	.25	(.07)	.86

Less: Dividends

Dividends from net investment income	(.96)	(.27)	(.16)	(.13)	(.30)	(.21)

Net asset value, end of period	$ 10.05	$ 10.61	$ 7.52	$ 8.51	$ 8.39	$ 8.76

Total Return

Total investment return based on net asset value(d)*	4.60%	45.63%	(9.94)%	3.14%	(.92)%	10.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$718,361	$678,946	$470,635	$608,485	$641,891	$649,421

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.08	%^	1.08%	1.10%	1.09%	1.08%	1.09%

Expenses, before waivers/reimbursements(e)(f)‡	1.10	%^	1.10%	1.11%	1.10%	1.08%	1.10%

Net investment income(b)	1.21	%^	1.33%	1.26%	1.62%	1.71%	1.24%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.88	$ 7.70	$ 8.71	$ 8.58	$ 8.96	$ 8.29

Income From Investment Operations

Net investment income(a)(b)	.08	.14	.12	.16	.18	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	3.33	(.95)	.13	(.24)	.77

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.42	3.47	(.83)	.29	(.06)	.90

Less: Dividends

Dividends from net investment income	(.98)	(.29)	(.18)	(.16)	(.32)	(.23)

Net asset value, end of period	$ 10.32	$ 10.88	$ 7.70	$ 8.71	$ 8.58	$ 8.96

Total Return

Total investment return based on net asset value(d)*	4.74%	46.10%	(9.70)%	3.46%	(.77)%	10.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$11	$8	$9	$9	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.80	%^	.83%	.82%	.81%	.82%	.82%

Expenses, before waivers/reimbursements(e)(f)‡	.81	%^	.84%	.84%	.81%	.82%	.83%

Net investment income(b)	1.48	%^	1.45%	1.53%	1.90%	1.95%	1.50%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Income From Investment Operations

Net investment income(a)(b)	.07	.14	.12	.16	.17	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	3.27	(.94)	.12	(.22)	.76

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.42	3.41	(.82)	.28	(.05)	.89

Less: Dividends

Dividends from net investment income	(.98)	(.29)	(.18)	(.16)	(.32)	(.23)

Net asset value, end of period	$ 10.14	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Total Return

Total investment return based on net asset value(d)*	4.72%	46.17%	(9.75)%	3.37%	(.68)%	10.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$481,165	$601,545	$415,967	$487,326	$1,013,733	$692,895

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.83	% ^	.84%	.85%	.84%	.83%	.82%

Expenses, before waivers/reimbursements(e)(f)‡	.85	% ^	.85%	.86%	.85%	.84%	.83%

Net investment income(b)	1.46	% ^	1.44%	1.51%	1.89%	1.86%	1.60%

Portfolio turnover rate	35%	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	.03%	.04%

See	footnote summary on page 87.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2022 and the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, such waiver amounted to .01% (annualized), .01%, .01%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	1.13%^	1.29%	1.29%	1.29%	1.26%	1.27%
Before waivers/reimbursements	1.14%^	1.39%	1.40%	1.32%	1.27%	1.28%
Class C
Net of waivers/reimbursements	1.89%^	2.04%	2.04%	2.04%	2.01%	2.02%
Before waivers/reimbursements	1.91%^	2.19%	2.15%	2.07%	2.02%	2.03%
Advisor Class
Net of waivers/reimbursements	.88%^	1.04%	1.04%	1.04%	1.01%	1.02%
Before waivers/reimbursements	.89%^	1.17%	1.14%	1.06%	1.02%	1.02%
Class R
Net of waivers/reimbursements	1.54%^	1.54%	1.54%	1.54%	1.55%	1.54%
Before waivers/reimbursements	1.59%^	1.57%	1.60%	1.57%	1.58%	1.60%
Class K
Net of waivers/reimbursements	1.26%^	1.26%	1.28%	1.27%	1.26%	1.28%
Before waivers/reimbursements	1.28%^	1.28%	1.29%	1.28%	1.27%	1.29%
Class I
Net of waivers/reimbursements	.86%^	.84%	.86%	.84%	.83%	.85%
Before waivers/reimbursements	.87%^	.85%	.87%	.85%	.84%	.86%
Class 1
Net of waivers/reimbursements	1.08%^	1.08%	1.10%	1.09%	1.08%	1.09%
Before waivers/reimbursements	1.10%^	1.10%	1.11%	1.09%	1.08%	1.10%
Class 2
Net of waivers/reimbursements	.80%^	.83%	.82%	.81%	.82%	.82%
Before waivers/reimbursements	.80%^	.84%	.84%	.81%	.82%	.83%
Class Z
Net of waivers/reimbursements	.83%^	.84%	.85%	.83%	.83%	.82%
Before waivers/reimbursements	.85%^	.85%	.86%	.84%	.84%	.83%

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

^	Annualized.

See	notes to consolidated financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand,

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and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in

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some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 95

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 6, 2022

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2022.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	-2.45%	0.79%

Class 2 Shares[1]	-2.49%	0.88%

Class A Shares	-2.57%	0.55%

Class C Shares	-2.95%	-0.14%

Advisor Class Shares[2]	-2.46%	0.88%

Class R Shares[2]	-2.75%	0.36%

Class K Shares[2]	-2.63%	0.60%

Class I Shares[2]	-2.43%	0.86%

Class Z Shares[2]	-2.49%	0.87%

Bloomberg 1-10 Year TIPS Index	-1.96%	1.52%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2022.

During both periods, all share classes underperformed the benchmark, before sales charges. In the six-month period, the Fund’s yield-curve positioning on the five-year part of the curve detracted the most, relative to the benchmark. Positioning in six-month and five-year US Treasury Inflation-Protected Securities (“TIPS”) also detracted from performance. Currency decisions contributed, mostly from beneficial exposures to the Swedish krona, Australian dollar, offshore Chinese renminbi and Canadian dollar that exceeded a loss in the Russian ruble. Off-benchmark allocation to

2 | AB BOND INFLATION STRATEGY	abfunds.com

Consumer Price Index (“CPI”) swaps, investment-grade credit default swaps, commercial mortgage-backed securities (“CMBS”) and interest rate swaps also added, offset partially by shortfalls among investment-grade corporate bonds and US agency mortgages.

During the 12-month period, positioning in six-month TIPS was the primary detractor, partially offset by an allocation to two-year TIPS. Yield-curve positioning on the two-, five- and 10-year parts of the curve also hampered results, partially offset by a gain from positioning on the six-month part of the curve. Currency decisions added to performance, due to exposures to the Swedish krona, Australian dollar, offshore Chinese renminbi and Russian ruble. Sector allocation to CPI swaps and CMBS contributed more than losses from interest rate swaps, investment-grade corporate bonds and US agency mortgages.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps were used in the corporate sector for hedging and investment purposes. During the 12-month period, written swaptions were used for hedging and investment purposes, which had an immaterial impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2022, fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Inflation remained elevated and worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Major central banks started the process of raising interest rates and ending bond purchases. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply from supply concerns and increased demand.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one nationally recognized statistical rating organization (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Effective on March 7, 2022, the maximum sales charge for purchases of Class A shares is reduced from 4.25% to 2.25%. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			-0.04%

1 Year	0.79%	0.79%

5 Years	3.85%	3.85%

10 Years	2.50%	2.50%

CLASS 2 SHARES[2]			0.05%

1 Year	0.88%	0.88%

5 Years	3.96%	3.96%

10 Years	2.60%	2.60%

CLASS A SHARES			-0.27%

1 Year	0.55%	-1.68%

5 Years	3.70%	3.23%

10 Years	2.32%	2.09%

CLASS C SHARES			-1.01%

1 Year	-0.14%	-1.10%

5 Years	2.92%	2.92%

10 Years[3]	1.58%	1.58%

ADVISOR CLASS SHARES[4]			-0.03%

1 Year	0.88%	0.88%

5 Years	3.96%	3.96%

10 Years	2.59%	2.59%

CLASS R SHARES[4]			-0.68%

1 Year	0.36%	0.36%

5 Years	3.45%	3.45%

10 Years	2.10%	2.10%

CLASS K SHARES[4]			-0.37%

1 Year	0.60%	0.60%

5 Years	3.68%	3.68%

10 Years	2.34%	2.34%

CLASS I SHARES[4]			-0.03%

1 Year	0.86%	0.86%

5 Years	3.97%	3.97%

10 Years	2.61%	2.61%

CLASS Z SHARES[4]			0.04%

1 Year	0.87%	0.87%

5 Years	3.96%	3.96%

Since Inception[5]	3.58%	3.58%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.75%, 0.65%, 1.00%, 1.75%, 0.75%, 1.40%, 1.09%, 0.74% and 0.66% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s total annual operating expenses (excluding extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Inception date: 12/11/2014.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	3.05%

5 Years	4.27%

10 Years	2.75%

CLASS 2 SHARES[1]

1 Year	3.16%

5 Years	4.35%

10 Years	2.84%

CLASS A SHARES

1 Year	0.65%

5 Years	3.63%

10 Years	2.34%

CLASS C SHARES

1 Year	1.15%

5 Years	3.33%

10 Years[2]	1.82%

ADVISOR CLASS SHARES[3]

1 Year	3.19%

5 Years	4.37%

10 Years	2.84%

CLASS R SHARES[3]

1 Year	2.66%

5 Years	3.85%

10 Years	2.35%

CLASS K SHARES[3]

1 Year	2.99%

5 Years	4.09%

10 Years	2.59%

CLASS I SHARES[3]

1 Year	3.20%

5 Years	4.36%

10 Years	2.85%

CLASS Z SHARES[3]

1 Year	3.14%

5 Years	4.35%

Since Inception[4]	3.80%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.30	$3.72	0.76%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%
Class C
Actual	$1,000	$970.50	$7.38	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Advisor Class
Actual	$1,000	$975.40	$2.50	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%
Class R
Actual	$1,000	$972.50	$4.94	1.01%
Hypothetical**	$1,000	$1,019.79	$5.06	1.01%
Class K
Actual	$1,000	$973.70	$3.72	0.76%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%
Class I
Actual	$1,000	$975.70	$2.50	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%
Class 1
Actual	$1,000	$975.50	$2.99	0.61%
Hypothetical**	$1,000	$1,021.77	$3.06	0.61%
Class 2
Actual	$1,000	$975.10	$2.50	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%
Class Z
Actual	$1,000	$975.10	$2.50	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,244.1

Total Investments ($mil): $1,427.2

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	90.8%

Non-Inflation Exposure	9.2

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	9.3%

Collateralized Mortgage Obligations	4.0%

Asset-Backed Securities	3.4%

Mortgage Pass-Throughs	2.2%

Corporates–Non-Investment Grade	1.8%

Collateralized Loan Obligations	1.7%

Commercial Mortgage-Backed Securities	1.4%

Emerging Markets–Corporate Bonds	0.3%

Local Governments–US Municipal Bonds	0.3%

Quasi-Sovereigns	0.1%

Emerging Markets–Sovereigns	0.1%

Common Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	77.5%

Corporates–Investment Grade	8.2%

Collateralized Mortgage Obligations	3.5%

Asset-Backed Securities	2.9%

Mortgage Pass-Throughs	1.9%

Corporates–Non-Investment Grade	1.6%

Collateralized Loan Obligations	1.5%

Commercial Mortgage-Backed Securities	1.3%

Emerging Markets–Corporate Bonds	0.3%

Local Governments–US Municipal Bonds	0.2%

Quasi-Sovereigns	0.1%

Emerging Markets–Sovereigns	0.1%

Common Stocks	0.1%

Governments–Sovereign Bonds	0.1%

Short-Term	0.7%

1

All data are as of April 30, 2022. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 88.9%
United States – 88.9%
U.S. Treasury Inflation Index 0.125%, 07/15/2024-07/15/2031 (TIPS)	U.S.$	313,832	$321,815,123
0.125%, 10/15/2024 (TIPS)(a)(b)		26,184	27,174,247
0.125%, 10/15/2025-01/15/2030 (TIPS)(a)		23,788	24,316,941
0.25%, 01/15/2025 (TIPS)(a)		142,620	148,280,453
0.25%, 07/15/2029 (TIPS)		34,844	35,992,804
0.375%, 07/15/2023 (TIPS)(a)(b)		39,663	41,212,476
0.375%, 01/15/2027 (TIPS)(a)		95,190	99,205,335
0.375%, 07/15/2027 (TIPS)		88,883	93,049,140
0.50%, 01/15/2028 (TIPS)		36,684	38,386,387
0.625%, 01/15/2024 (TIPS)		41,904	43,743,503
0.625%, 01/15/2026 (TIPS)(a)		100,258	105,568,711
0.75%, 07/15/2028 (TIPS)		57,979	61,874,955
0.875%, 01/15/2029 (TIPS)(a)		27,984	30,021,082
2.50%, 01/15/2029 (TIPS)		29,625	35,004,015

Total Inflation-Linked Securities (cost $1,129,586,688)			1,105,645,172

CORPORATES - INVESTMENT GRADE – 9.4%
Industrial – 5.1%
Basic – 0.3%
Anglo American Capital PLC 3.875%, 03/16/2029(c)		373	352,776
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		200	180,800
Freeport Indonesia PT 4.763%, 04/14/2027(c)		415	412,460
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		270	270,999
Suzano Austria GmbH 2.50%, 09/15/2028		2,204	1,878,800
3.75%, 01/15/2031		222	192,640

			3,288,475

Capital Goods – 0.1%
Flowserve Corp. 2.80%, 01/15/2032		545	450,039
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		180	174,571

			624,610

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.5%
Discovery Communications LLC 4.65%, 05/15/2050	U.S.$	58	$49,739
5.20%, 09/20/2047		188	173,584
5.30%, 05/15/2049		83	77,804
Magallanes, Inc. 4.279%, 03/15/2032(c)		1,595	1,484,833
Prosus NV 3.257%, 01/19/2027(c)		593	527,414
3.68%, 01/21/2030(c)		428	361,767
4.027%, 08/03/2050(c)		487	336,030
Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		874	802,105
2.39%, 06/03/2030(c)		610	514,421
3.24%, 06/03/2050(c)		655	466,196
Time Warner Cable LLC 4.50%, 09/15/2042		235	194,336
Weibo Corp. 3.375%, 07/08/2030		2,114	1,740,900

			6,729,129

Communications - Telecommunications – 0.3%
AT&T, Inc. 4.30%, 12/15/2042		631	581,599
5.15%, 03/15/2042		316	323,426
T-Mobile USA, Inc. 2.55%, 02/15/2031		2,602	2,215,525
2.625%, 02/15/2029		203	175,628
2.875%, 02/15/2031		559	475,720
3.375%, 04/15/2029(c)		119	107,721

			3,879,619

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 6.125%, 10/01/2025		194	204,464
6.80%, 10/01/2027		272	292,819
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		258	239,767
3.35%, 06/08/2025(c)		1,491	1,451,444
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		1,378	1,316,817

			3,505,311

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 3.90%, 08/08/2029		1,419	1,223,220

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marriott International, Inc./MD Series EE 5.75%, 05/01/2025	U.S.$	92	$96,462
MDC Holdings, Inc. 6.00%, 01/15/2043		731	689,801

			2,009,483

Consumer Cyclical - Retailers – 0.2%
Advance Auto Parts, Inc. 3.50%, 03/15/2032		141	126,697
3.90%, 04/15/2030		1,525	1,444,663
Ross Stores, Inc. 4.70%, 04/15/2027		1,083	1,114,223

			2,685,583

Consumer Non-Cyclical – 0.8%
Altria Group, Inc. 3.40%, 05/06/2030		950	854,477
4.80%, 02/14/2029		226	224,983
Amgen, Inc. 3.35%, 02/22/2032		789	728,113
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036		1,695	1,678,762
BAT Capital Corp. 2.259%, 03/25/2028		1,727	1,478,813
4.70%, 04/02/2027		605	599,253
4.906%, 04/02/2030		593	573,348
Cencosud SA 5.15%, 02/12/2025(c)		1,134	1,148,033
Cigna Corp. 4.375%, 10/15/2028		501	503,465
CVS Health Corp. 4.30%, 03/25/2028		49	49,213
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	983,392
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,151	1,168,472

			9,990,324

Energy – 1.0%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,962	1,454,215
Cenovus Energy, Inc. 4.25%, 04/15/2027		33	33,008
4.40%, 04/15/2029		1,830	1,812,103

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 2.875%, 04/01/2032(c)	U.S.$	1,496	$1,236,594
5.75%, 01/15/2031(c)		1,113	1,141,738
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,351	1,690,952
Energy Transfer LP 6.25%, 04/15/2049		843	856,008
Eni SpA 4.25%, 05/09/2029(c)		954	946,091
Marathon Petroleum Corp. 5.125%, 12/15/2026		289	301,051
6.50%, 03/01/2041		282	318,113
Oleoducto Central SA 4.00%, 07/14/2027(c)		453	411,182
ONEOK Partners LP 6.125%, 02/01/2041		105	106,578
ONEOK, Inc. 6.35%, 01/15/2031		166	181,250
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		306	245,871
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		909	1,022,080
6.20%, 10/15/2037		912	1,026,082

			12,782,916

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		600	605,738
CITIC Ltd. 2.85%, 02/25/2030(c)		550	488,972

			1,094,710

Services – 0.1%
Expedia Group, Inc. 4.625%, 08/01/2027		486	488,357
6.25%, 05/01/2025(c)		34	35,652
S&P Global, Inc. 4.25%, 05/01/2029(c)		295	296,776
4.75%, 08/01/2028(c)		59	61,125

			881,910

Technology – 1.1%
Baidu, Inc. 3.425%, 04/07/2030		201	184,938
Broadcom, Inc. 3.137%, 11/15/2035(c)		188	150,703
3.187%, 11/15/2036(c)		557	440,910
4.00%, 04/15/2029(c)		188	179,438

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.15%, 04/15/2032(c)	U.S.$	673	$624,598
4.15%, 11/15/2030		260	245,833
4.926%, 05/15/2037(c)		689	644,022
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		974	1,030,424
Entegris Escrow Corp. 4.75%, 04/15/2029(c)		1,896	1,824,691
Infor, Inc. 1.75%, 07/15/2025(c)		450	418,855
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(c)		1,428	1,248,029
Micron Technology, Inc. 4.185%, 02/15/2027		805	800,210
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(c)		711	742,462
Oracle Corp. 3.60%, 04/01/2040		1,165	900,021
3.65%, 03/25/2041		628	485,639
5.375%, 07/15/2040		376	360,437
SK Hynix, Inc. 2.375%, 01/19/2031(c)		382	316,934
TSMC Arizona Corp. 3.875%, 04/22/2027		1,009	1,004,510
VeriSign, Inc. 2.70%, 06/15/2031		250	214,590
Western Digital Corp. 3.10%, 02/01/2032		1,677	1,400,731
Workday, Inc. 3.70%, 04/01/2029		182	174,269
3.80%, 04/01/2032		480	454,234

			13,846,478

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		528	526,344
4.75%, 10/20/2028(c)		614	608,020

			1,134,364

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		229	214,773
5.875%, 07/05/2034(c)		292	298,140

			512,913

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(c)		303	280,616

			63,246,441

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.1%
Banking – 2.7%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)	U.S.$	200	$201,552
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(c)		958	870,762
Banco Santander SA 4.175%, 03/24/2028		600	582,840
Bank of America Corp. 2.299%, 07/21/2032		1,775	1,467,428
2.687%, 04/22/2032		636	547,005
4.376%, 04/27/2028		2,480	2,476,057
Series DD 6.30%, 03/10/2026(d)		295	301,956
Series Z 6.50%, 10/23/2024(d)		458	469,473
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		273	273,218
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		137	171,461
BNP Paribas SA 2.591%, 01/20/2028(c)		593	540,276
2.871%, 04/19/2032(c)		1,145	971,922
Capital One Financial Corp. 3.273%, 03/01/2030		989	902,611
Citigroup, Inc. 3.98%, 03/20/2030		402	385,876
4.075%, 04/23/2029		592	575,673
5.95%, 01/30/2023(d)		257	257,257
Series W 4.00%, 12/10/2025(d)		504	458,791
Series Y 4.15%, 11/15/2026(d)		480	429,648
Credit Suisse Group AG 3.091%, 05/14/2032(c)		1,522	1,277,004
4.194%, 04/01/2031(c)		614	570,338
Danske Bank A/S 4.298%, 04/01/2028(c)		746	722,605
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		296	268,673
3.961%, 11/26/2025		405	398,285
Discover Bank 4.682%, 08/09/2028		327	330,028
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		334	324,818

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032	U.S.$	631	$522,670
2.615%, 04/22/2032		1,364	1,154,885
3.102%, 02/24/2033		906	791,971
Series V 4.125%, 11/10/2026(d)		775	694,702
HSBC Holdings PLC 4.292%, 09/12/2026		377	374,870
4.583%, 06/19/2029		709	696,500
4.762%, 03/29/2033		604	573,075
ING Groep NV 4.017%, 03/28/2028		346	336,018
JPMorgan Chase & Co. 2.58%, 04/22/2032		1,364	1,173,845
Series I 4.709% (LIBOR 3 Month + 3.47%), 07/30/2022(d)(e)		528	521,564
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(d)(e)		258	254,375
Morgan Stanley 2.943%, 01/21/2033		309	269,658
4.21%, 04/20/2028		553	548,886
Nationwide Building Society 2.972%, 02/16/2028(c)		982	911,787
Santander Holdings USA, Inc. 2.49%, 01/06/2028		497	450,849
4.40%, 07/13/2027		424	418,458
Societe Generale SA 2.797%, 01/19/2028(c)		1,764	1,591,992
Standard Chartered PLC 2.749% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	342,824
3.971%, 03/30/2026(c)		657	646,363
6.00%, 07/26/2025(c)(d)		1,267	1,263,402
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,060	1,047,110
UBS AG/Stamford CT 7.625%, 08/17/2022		465	470,166
UniCredit SpA 1.982%, 06/03/2027(c)		413	364,316
2.569%, 09/22/2026(c)		396	362,055
3.127%, 06/03/2032(c)		368	304,270
US Bancorp Series J 5.30%, 04/15/2027(d)		427	406,448

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 3.35%, 03/02/2033	U.S.$	1,206	$1,096,158
Series BB 3.90%, 03/15/2026(d)		418	382,069

			33,746,843

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		554	559,806
Series I 4.00%, 06/01/2026(d)		1,366	1,245,642
Charles Schwab Corp., (The) 2.90%, 03/03/2032		322	288,563

			2,094,011

Finance – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		1,570	1,305,219
6.50%, 07/15/2025		209	216,852
Air Lease Corp. 2.10%, 09/01/2028		376	318,840
2.875%, 01/15/2026		111	104,165
3.625%, 04/01/2027		51	48,341
Aircastle Ltd. 2.85%, 01/26/2028(c)		1,329	1,162,915
4.125%, 05/01/2024		232	230,661
4.25%, 06/15/2026		83	80,147
5.25%, 08/11/2025(c)		585	583,865
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(c)		1,097	973,994
3.50%, 11/01/2027(c)		211	193,751
4.125%, 08/01/2025(c)		7	6,829
4.375%, 01/30/2024(c)		194	193,210
4.875%, 10/01/2025(c)		246	244,777
5.50%, 12/15/2024(c)		550	559,048
CDBL Funding 1 3.50%, 10/24/2027(c)		940	898,302
Synchrony Financial 2.875%, 10/28/2031		791	644,823
4.50%, 07/23/2025		1,092	1,096,619

			8,862,358

Insurance – 0.3%
Alleghany Corp. 3.625%, 05/15/2030		1,257	1,207,474
Centene Corp. 2.625%, 08/01/2031		563	469,581

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)	U.S.$	183	$181,392
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		125	179,574
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)		1,000	1,000,450
Voya Financial, Inc. 5.65%, 05/15/2053		335	333,503

			3,371,974

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		233	227,725

REITs – 0.2%
American Tower Corp. 3.65%, 03/15/2027		635	612,654
4.05%, 03/15/2032		252	236,510
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,373	1,157,933
Vornado Realty LP 3.40%, 06/01/2031		718	628,092

			2,635,189

			50,938,100

Utility – 0.2%
Electric – 0.2%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		358	318,620
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		661	506,202
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		1,183	997,423
Engie Energia Chile SA 3.40%, 01/28/2030(c)		751	664,306

			2,486,551

Total Corporates – Investment Grade (cost $129,627,692)			116,671,092

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.0%
Risk Share Floating Rate – 3.7%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 2.518% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)	U.S.$	342	$341,436
Series 2019-1A, Class M1B 2.418% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		445	445,247
Series 2019-2A, Class M1C 2.668% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		707	704,883
Series 2019-3A, Class M1B 2.268% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		351	350,234
Series 2019-3A, Class M1C 2.618% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		480	477,267
Series 2019-4A, Class M1B 2.668% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)		425	425,194
Series 2020-3A, Class M1B 3.518% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)		156	156,454
Series 2021-1A, Class M1C 3.239% (SOFR+ 2.95%), 03/25/2031(c)(e)		728	724,085
Series 2021-2A, Class M1B 1.789% (SOFR+ 1.50%), 06/25/2031(c)(e)		1,425	1,390,980
Series 2021-3A, Class A2 1.289% (SOFR+ 1.00%), 09/25/2031(c)(e)		1,699	1,675,511
Series 2022-1, Class M1B 2.439% (SOFR+ 2.15%), 01/26/2032(c)(e)		1,255	1,250,476
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 3.068% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		86	86,105
Series 2019-R02, Class 1M2 2.968% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		47	46,610
Series 2019-R03, Class 1M2 2.818% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		24	24,146

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R06, Class 2M2 2.768% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)	U.S.$	58	$57,937
Series 2019-R07, Class 1M2 2.768% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		177	177,076
Series 2020-R01, Class 1M2 2.718% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		488	487,738
Series 2020-R02, Class 2M2 2.668% (LIBOR 1 Month + 2.00%), 01/25/2040(c)(e)		262	261,275
Series 2021-R01, Class 1M2 1.839% (SOFR+ 1.55%), 10/25/2041(c)(e)		1,447	1,399,739
Series 2021-R03, Class 1M2 1.939% (SOFR+ 1.65%), 12/25/2041(c)(e)		864	825,094
Series 2022-R01, Class 1M2 2.189% (SOFR+ 1.90%), 12/25/2041(c)(e)		2,899	2,793,794
Series 2022-R02, Class 2M1 1.489% (SOFR+ 1.20%), 01/25/2042(c)(e)		2,376	2,349,379
Series 2022-R03, Class 1M2 3.789% (SOFR+ 3.50%), 03/25/2042(c)(e)		2,283	2,322,888
Series 2022-R04, Class 1M2 3.389% (SOFR+ 3.10%), 03/25/2042(c)(e)		573	575,970
Eagle Re Ltd. Series 2020-1, Class M1A 1.568% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)		1,100	1,091,725
Series 2021-2, Class M1B 2.339% (SOFR+ 2.05%), 04/25/2034(c)(e)		675	663,502
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 5.468% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		122	125,690
Series 2017-HQA2, Class M2B 3.318% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		840	856,205

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA3, Class M2 2.718% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)	U.S.$	55	$55,233
Series 2019-DNA4, Class M2 2.618% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		136	135,674
Series 2019-FTR2, Class M2 2.818% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)		515	503,568
Series 2019-HQA3, Class M2 2.518% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)		454	452,764
Series 2020-DNA1, Class M2 2.368% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		268	267,118
Series 2020-DNA5, Class M2 3.089% (SOFR+ 2.80%), 10/25/2050(c)(e)		525	528,607
Series 2021-DNA5, Class M2 1.939% (SOFR+ 1.65%), 01/25/2034(c)(e)		589	583,875
Series 2021-DNA6, Class M2 1.789% (SOFR+ 1.50%), 10/25/2041(c)(e)		2,561	2,469,197
Series 2021-DNA7, Class M2 2.089% (SOFR+ 1.80%), 11/25/2041(c)(e)		2,635	2,549,422
Series 2021-HQA3, Class M1 1.139% (SOFR+ 0.85%), 09/25/2041(c)(e)		1,235	1,200,057
Series 2021-HQA4, Class M2 2.639% (SOFR+ 2.35%), 12/25/2041(c)(e)		1,765	1,665,957
Series 2022-DNA1, Class M1B 2.139% (SOFR+ 1.85%), 01/25/2042(c)(e)		1,542	1,472,948
Series 2022-DNA2, Class M1B 2.689% (SOFR+ 2.40%), 02/25/2042(c)(e)		2,468	2,423,499
Series 2022-DNA3, Class M1B 3.151% (SOFR+ 2.90%), 04/25/2042(c)(e)		1,069	1,069,229
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.568% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		133	140,248

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2015-C02, Class 1M2 4.668% (LIBOR 1 Month + 4.00%), 05/25/2025(e)	U.S.$	125		$126,572
Series 2015-C03, Class 1M2 5.668% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		119		121,822
Series 2015-C03, Class 2M2 5.457%, 07/25/2025		0	**	– 0	–
Series 2015-C04, Class 1M2 6.368% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		459		492,618
Series 2016-C05, Class 2M2 5.118% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		486		503,934
Series 2016-C06, Class 1M2 4.918% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		190		198,147
Series 2016-C07, Class 2M2 5.018% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		768		802,963
Series 2017-C03, Class 1M2 3.668% (LIBOR 1 Month + 3.00%), 10/25/2029(e)		401		411,662
Series 2021-R02, Class 2M2 2.289% (SOFR+ 2.00%), 11/25/2041(c)(e)		1,221		1,161,659
Home Re Ltd. Series 2020-1, Class M1B 3.918% (LIBOR 1 Month + 3.25%), 10/25/2030(c)(e)		200		200,270
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.448% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		592		586,561
Series 2019-3R, Class A 3.398% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		56		56,285
Series 2020-1R, Class A 3.048% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(f)		206		205,617
Radnor Re Ltd. Series 2019-1, Class M1B 2.618% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		586		586,224
Series 2019-2, Class M1B 2.418% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		372		371,895

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class M1A 1.618% (LIBOR 1 Month + 0.95%), 01/25/2030(c)(e)	U.S.$	352	$349,136
STACR Trust Series 2018-DNA3, Class M2 2.768% (LIBOR 1 Month + 2.10%), 09/25/2048(c)(e)		376	377,990
Traingle Re Ltd. Series 2021-1, Class M1B 3.668% (LIBOR 1 Month + 3.00%), 08/25/2033(c)(e)		42	41,823
Series 2021-3, Class M1A 2.189% (SOFR+ 1.90%), 02/25/2034(c)(e)		1,084	1,074,753

			45,273,967

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 6.046% (6.60% – LIBOR 1 Month), 11/15/2041(e)(g)		2,160	278,165
Series 4693, Class SL 5.596% (6.15% – LIBOR 1 Month), 06/15/2047(e)(g)		1,287	200,681
Series 4954, Class SL 5.382% (6.05% – LIBOR 1 Month), 02/25/2050(e)(g)		1,690	252,521
Series 4981, Class HS 5.432% (6.10% – LIBOR 1 Month), 06/25/2050(e)(g)		3,378	433,289
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.872% (6.54% – LIBOR 1 Month), 12/25/2041(e)(g)		652	108,025
Series 2014-17, Class SA 5.382% (6.05% – LIBOR 1 Month), 04/25/2044(e)(g)		1,765	299,522
Series 2014-78, Class SE 5.432% (6.10% – LIBOR 1 Month), 12/25/2044(e)(g)		974	141,659
Series 2016-77, Class DS 5.332% (6.00% – LIBOR 1 Month), 10/25/2046(e)(g)		1,033	149,749
Series 2017-62, Class AS 5.482% (6.15% – LIBOR 1 Month), 08/25/2047(e)(g)		1,162	184,681

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-81, Class SA 5.532% (6.20% – LIBOR 1 Month), 10/25/2047(e)(g)	U.S.$	1,403	$231,132
Series 2017-97, Class LS 5.532% (6.20% – LIBOR 1 Month), 12/25/2047(e)(g)		1,595	248,500
Government National Mortgage Association Series 2017-122, Class SA 5.606% (6.20% – LIBOR 1 Month), 08/20/2047(e)(g)		840	119,575
Series 2017-134, Class MS 5.606% (6.20% – LIBOR 1 Month), 09/20/2047(e)(g)		932	136,077

			2,783,576

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(h)		2,258	397,567
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(h)		4,844	929,042

			1,326,609

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.768% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		167	166,881

Total Collateralized Mortgage Obligations (cost $50,094,715)			49,551,033

ASSET-BACKED SECURITIES – 3.4%
Other ABS - Fixed Rate – 1.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		1,461	1,267,390
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		404	396,691
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)		635	617,968
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		2,416	2,387,495

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Atalaya Equipment Leasing Trust Series 2021-1A, Class A1 0.326%, 11/15/2022(c)	U.S.$	284	$283,814
Series 2021-1A, Class B 2.08%, 02/15/2027(c)		482	459,470
BHG Securitization Trust Series 2022-A, Class D 3.56%, 02/20/2035(c)		1,350	1,245,611
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		462	431,866
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		603	552,084
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(c)		1,719	1,712,797
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)		197	184,060
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		2,152	1,941,202
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		773	695,271
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		536	485,340
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		500	505,327
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		330	313,248
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		1,102	1,024,331
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		522	476,896
Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		1,665	1,509,676
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c)		758	648,733
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		793	695,264

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)	U.S.$	127	$126,497
Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,090	1,022,182

			18,983,213

Autos - Fixed Rate – 1.5%
ACMAT Series 2022-1A, Class A 3.23%, 04/20/2029(c)		3,775	3,775,117
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,330	1,333,772
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,425	1,431,114
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		777	748,960
Series 2021-N4, Class D 2.30%, 09/11/2028		916	866,559
Series 2021-P4, Class D 2.61%, 09/11/2028		1,206	1,108,649
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,080	1,008,284
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,765	1,683,313
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		651	630,680
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,000	917,175
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(c)		1,660	1,554,304
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		1,391	1,357,403
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(c)		1,508	1,406,341
Santander Bank NA – SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(c)		1,100	1,075,939

			18,897,610

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(c)	U.S.$	729	$718,229
Series 2022-1, Class A 4.63%, 07/15/2025(c)		2,894	2,856,663
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)		352	342,929

			3,917,821

Total Asset-Backed Securities (cost $43,954,795)			41,798,644

MORTGAGE PASS-THROUGHS – 2.2%
Agency Fixed Rate 30-Year – 2.2%
Federal National Mortgage Association Series 2022 2.50%, 03/01/2052		3,968	3,634,638
3.00%, 02/01/2052		6,891	6,525,568
Uniform Mortgage-Backed Security Series 2022 2.50%, 05/01/2052, TBA		7,341	6,706,118
3.00%, 05/01/2052, TBA		11,228	10,599,683

Total Mortgage Pass-Throughs (cost $28,453,106)			27,466,007

CORPORATES - NON-INVESTMENT GRADE – 1.8%
Industrial – 1.4%
Basic – 0.1%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(c)	EUR	506	490,252
Ingevity Corp. 3.875%, 11/01/2028(c)	U.S.$	683	616,510

			1,106,762

Capital Goods – 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(c)		742	651,261
TK Elevator Midco GmbH 4.375%, 07/15/2027(c)	EUR	401	392,936
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	512	512,655

			1,556,852

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
Altice Financing SA 3.00%, 01/15/2028(c)	EUR	642	$571,670
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(c)	U.S.$	472	392,456
4.75%, 02/01/2032(c)		2,261	1,957,709
DISH DBS Corp. 5.75%, 12/01/2028(c)		1,067	957,056
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)	EUR	561	504,160

			4,383,051

Communications - Telecommunications – 0.1%
Altice France SA/France 3.375%, 01/15/2028(c)		307	275,888
Lorca Telecom Bondco SA 4.00%, 09/18/2027(c)		642	619,980
Lumen Technologies, Inc. 4.50%, 01/15/2029(c)	U.S.$	719	569,175

			1,465,043

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(c)	EUR	642	637,102
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)		191	192,541
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	U.S.$	983	955,673
ZF Finance GmbH 3.75%, 09/21/2028(c)	EUR	600	563,343

			2,348,659

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	1,235	1,111,920
Mattel, Inc. 3.75%, 04/01/2029(c)		367	349,579
Royal Caribbean Cruises Ltd. 11.50%, 06/01/2025(c)		422	458,891

			1,920,390

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(c)		1,046	924,110

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(c)	U.S.$	664	$558,949
IQVIA, Inc. 2.25%, 03/15/2029(c)	EUR	550	507,451
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)		550	522,200

			1,588,600

Energy – 0.0%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)	U.S.$	364	349,662

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)	EUR	642	626,794

Technology – 0.0%
Playtech PLC 4.25%, 03/07/2026(c)		550	576,422

Transportation - Airlines – 0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(c)		400	390,766

			17,237,111

Financial Institutions – 0.3%
Banking – 0.3%
Banco Santander SA 7.50%, 02/08/2024(c)(d)	U.S.$	1,200	1,212,216
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)		320	302,826
7.50%, 07/17/2023-12/11/2023(c)(d)		1,356	1,346,125
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,667	1,699,940

			4,561,107

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)		751	730,971

Total Corporates – Non-Investment Grade (cost $25,113,755)			22,529,189

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 1.7%
CLO - Floating Rate – 1.7%
AGL CLO 12 Ltd. Series 2021-12A, Class D 3.913% (LIBOR 3 Month + 2.85%), 07/20/2034(c)(e)	U.S.$	948	$915,524
AGL CLO 16 Ltd. Series 2021-16A, Class D 3.348% (LIBOR 3 Month + 3.10%), 01/20/2035(c)(e)		650	630,313
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 4.213% (LIBOR 3 Month + 3.15%), 01/20/2032(c)(e)		415	409,600
Series 2021-1A, Class A 2.263% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,111	1,097,219
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 4.144% (LIBOR 3 Month + 3.10%), 04/15/2034(c)(e)		1,000	968,229
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 3.963% (LIBOR 3 Month + 2.90%), 07/20/2034(c)(e)		660	633,355
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 3.846% (LIBOR 3 Month + 3.60%), 01/17/2034(c)(e)		400	393,706
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.994% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	866,252
Series 2020-78A, Class D 4.044% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	450,892
Dryden 98 CLO Ltd. Series 2022-98A, Class D 4.004% (SOFR 3 Month + 3.10%), 04/20/2035(c)(e)		500	495,690
Elevation CLO Ltd. Series 2020-11A, Class C 3.244% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	757,559

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO IX Ltd. Series 2021-2A, Class D 4.013% (LIBOR 3 Month + 2.95%), 07/20/2034(c)(e)	U.S.$	1,065	$1,032,068
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 3.944% (LIBOR 3 Month + 2.90%), 07/19/2034(c)(e)		1,120	1,082,654
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 2.133% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,077	1,061,582
Kayne CLO 7 Ltd. Series 2020-7A, Class C 3.044% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	396,231
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 2.304% (LIBOR 3 Month + 1.12%), 07/25/2034(c)(e)		2,348	2,323,971
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 3.844% (LIBOR 3 Month + 2.80%), 07/16/2035(c)(e)		1,295	1,243,844
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 2.174% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,354	1,344,033
New Mountain CLO 3 Ltd. Series CLO-3A, Class A 2.243% (LIBOR 3 Month + 1.18%), 10/20/2034(c)(e)		500	490,421
OCP CLO Ltd. Series 2020-18A, Class AR 2.153% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,424	1,402,650
Pikes Peak CLO 8 Series 2021-8A, Class A 2.233% (LIBOR 3 Month + 2.17%), 07/20/2034(c)(e)		1,450	1,432,541
Regatta XX Funding Ltd. Series 2021-2A, Class D 4.144% (LIBOR 3 Month + 3.10%), 10/15/2034(c)(e)		1,425	1,381,485

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XXIV Funding Ltd. Series 2021-5A, Class D 4.163% (LIBOR 3 Month + 3.10%), 01/20/2035(c)(e)	U.S.$	500	$485,004
Voya CLO Ltd. Series 2019-1A, Class DR 3.894% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	324,336

Total Collateralized Loan Obligations (cost $22,100,153)			21,619,159

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Floating Rate CMBS – 1.0%
AREIT Trust Series 2022-CRE6, Class A 1.525% (SOFR+ 1.25%), 11/17/2024(c)(e)		4,005	3,958,307
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.555% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		659	653,280
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.555% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,755	1,667,652
BBCMS Mortgage Trust Series 2020-BID, Class A 2.694% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		1,383	1,380,784
BFLD Trust Series 2021-FPM, Class A 2.155% (LIBOR 1 Month + 1.60%), 06/15/2038(c)(e)		2,276	2,244,592
BX Commercial Mortgage Trust Series 2019-IMC, Class D 2.454% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)		185	180,364
Series 2019-IMC, Class E 2.704% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)		895	863,722
CLNY Trust Series 2019-IKPR, Class D 2.579% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)		1,000	972,454

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.289% (SOFR+ 2.00%), 01/25/2051(c)(e)	U.S.$	168	$162,730
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.755% (LIBOR 1 Month + 2.20%), 11/15/2026(e)(f)		102	93,655
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.054% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		461	457,616

			12,635,156

Non-Agency Fixed Rate CMBS – 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		520	465,759
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)		885	888,148
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		915	915,731
Series 2013-GC11, Class D 4.562%, 04/10/2046(c)		191	188,958
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		53	52,735
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.302%, 08/10/2044(c)		19	8,140
Series 2013-G1, Class A1 2.059%, 04/10/2031(c)		59	59,317
Series 2014-GC18, Class D 5.226%, 01/10/2047(c)		155	68,097
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)(i)		502	468,903
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(i)		1,054	1,007,254
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(i)		40	37,586
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		1,070	1,009,814

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047	U.S.$	314	$307,459
Series 2014-C22, Class XA 0.966%, 09/15/2047(h)		18,672	278,822
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.924%, 08/15/2046(c)		12	12,323
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		78	32,373
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.197%, 10/15/2048(h)		9,833	256,445
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.485%, 12/15/2059		330	312,519
Series 2016-NXS6, Class C 4.54%, 11/15/2049		525	500,712

			6,871,095

Total Commercial Mortgage-Backed Securities (cost $20,175,263)			19,506,251

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		379	395,416
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		262	234,621

			630,037

Capital Goods – 0.1%
Cemex SAB de CV 3.875%, 07/11/2031(c)		942	800,700
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	571,194
6.95%, 01/17/2028(c)		384	384,595
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		270	1,352

			1,757,841

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)	U.S.$	427	$369,168

Consumer Cyclical - Other – 0.0%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	388,211

Consumer Non-Cyclical – 0.1%
Natura &Co Luxembourg Holdings SARL 6.00%, 04/19/2029(c)		592	575,898
Natura Cosmeticos SA 4.125%, 05/03/2028(c)		583	520,969
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(f)(i)(j)(k)		655	65

			1,096,932

			4,242,189

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		89	87,541

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(l)		238	8,265

Total Emerging Markets – Corporate Bonds (cost $5,551,958)			4,337,995

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
City of New York NY Series 2021-D 1.923%, 08/01/2031		775	644,632
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		660	647,444
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		908	903,904
University of California Series 2021-B 3.071%, 05/15/2051		1,465	1,166,437

Total Local Governments – US Municipal Bonds (cost $3,798,875)			3,362,417

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)	U.S.$	1,089	$869,703
4.688%, 05/15/2029(c)		1,016	934,275

Total Quasi-Sovereigns (cost $2,104,801)			1,803,978

EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c)		1,213	1,018,389

Egypt – 0.0%
Egypt Government International Bond 5.875%, 02/16/2031(c)		699	511,144

Total Emerging Markets – Sovereigns (cost $1,888,802)			1,529,533

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd.(i)(m)		226	198,051
Mt Logan Re Ltd. (Preference Shares)(i)(k)(m)(n)		1,428	1,287,758

Total Common Stocks (cost $1,427,910)			1,485,809

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $247,237)	U.S.$	248	194,029

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(o)(p)(q) (cost $9,657,753)	9,657,753	$9,657,753

Total Investments – 114.7% (cost $1,473,783,503)		1,427,158,061
Other assets less liabilities – (14.7)%		(183,096,919)

Net Assets – 100.0%		$1,244,061,142

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	275	June 2022	$57,973,438	$(415,921)

Sold Contracts
U.S. 10 Yr Ultra Futures	185	June 2022	23,865,000	266,455
U.S. T-Note 5 Yr (CBT) Futures	257	June 2022	28,956,672	187,025
U.S. Ultra Bond (CBT) Futures	72	June 2022	11,551,500	617,834

				$655,393

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CNH	7,382	USD	1,111	05/18/2022	$483
Goldman Sachs Bank USA	MYR	7,213	USD	1,699	06/16/2022	38,818
HSBC Bank USA	USD	1,180	EUR	1,108	05/12/2022	(10,058)
HSBC Bank USA	CNH	159,949	USD	24,664	05/18/2022	610,957
HSBC Bank USA	CAD	23,240	USD	18,596	07/21/2022	511,336
JPMorgan Chase Bank, NA	CAD	2,590	USD	2,041	07/21/2022	25,347
JPMorgan Chase Bank, NA	USD	2,005	CAD	2,511	07/21/2022	(50,956)
Morgan Stanley Capital Services, Inc.	EUR	7,549	USD	8,642	05/12/2022	675,237
Morgan Stanley Capital Services, Inc.	AUD	24,731	USD	17,726	07/21/2022	227,756
State Street Bank & Trust Co.	EUR	266	USD	304	05/12/2022	23,835
State Street Bank & Trust Co.	USD	26	EUR	23	05/12/2022	(1,353)
State Street Bank & Trust Co.	AUD	1,396	USD	998	07/21/2022	9,842

						$2,061,244

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	4.63%	USD	14,546	$(303,171)	$(682,680)	$379,509
CDX-NAIG Series 38, 5 Year Index, 06/20/2027*	(1.00)	Quarterly	0.84	USD	115,610	(1,015,176)	(1,604,144)	588,968

						$(1,318,347)	$(2,286,824)	$968,477

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	21,500	07/15/2022	1.851%	CPI#	Maturity	$1,709,931	$	– 0	–	$1,709,931
USD	12,000	07/15/2022	1.850%	CPI#	Maturity	955,013		– 0	–	955,013
USD	11,250	07/15/2022	1.575%	CPI#	Maturity	968,228		– 0	–	968,228
USD	9,450	07/15/2022	1.758%	CPI#	Maturity	788,882		– 0	–	788,882
USD	4,500	07/15/2022	1.484%	CPI#	Maturity	399,927		– 0	–	399,927
USD	9,000	07/15/2023	1.902%	CPI#	Maturity	949,474		– 0	–	949,474
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	387,902		– 0	–	387,902
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	9,157,249		– 0	–	9,157,249
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	5,581,955		– 0	–	5,581,955

						$20,898,561	$	– 0	–	$20,898,561

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,160	06/09/2025	2.488%	3 Month LIBOR	Semi-Annual/Quarterly	$9,249	$	– 0	–	$9,249
USD	2,106	08/04/2025	2.293%	3 Month LIBOR	Semi-Annual/Quarterly	39,999		– 0	–	39,999
USD	5,400	10/04/2026	1.487%	3 Month LIBOR	Semi-Annual/Quarterly	342,854		– 0	–	342,854
USD	1,080	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	54,829		– 0	–	54,829
USD	1,080	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	54,125		– 0	–	54,125
USD	7,030	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	178,505		– 0	–	178,505

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	20,920	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/Quarterly	$2,402,392	$	– 0	–	$2,402,392
USD	715	07/12/2027	2.354%	3 Month LIBOR	Semi-Annual/Quarterly	17,832		– 0	–	17,832
USD	5,395	06/04/2029	2.149%	3 Month LIBOR	Semi-Annual/Quarterly	249,799		– 0	–	249,799
USD	3,170	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/Quarterly	295,182		– 0	–	295,182
USD	40,300	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/Quarterly	4,112,493		– 0	–	4,112,493
USD	1,490	11/10/2035	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	43,301		– 0	–	43,301

						$7,800,560	$	– 0	–	$7,800,560

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	8	$(2,040)	$(1,287)	$(753)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8	(2,040)	(1,029)	(1,011)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(2,946)	(1,173)	(1,773)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(6,119)	(3,571)	(2,548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(6,119)	(3,253)	(2,866)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(5,666)	(2,675)	(2,991)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	35	(8,386)	(4,166)	(4,220)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	40	(9,745)	(5,001)	(4,744)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	40	(9,746)	(4,842)	(4,904)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	56	(13,599)	(6,756)	(6,843)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	56	(13,599)	(6,096)	(7,503)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	86	(20,850)	(10,104)	(10,746)

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	82	$(19,718)	$(8,839)	$(10,879)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	114	(27,424)	(11,786)	(15,638)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,008	(90,998)	(21,192)	(69,806)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,133)	(554)	(579)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	114	(27,651)	(13,197)	(14,454)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	130	(31,503)	(15,304)	(16,199)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	122	(29,464)	(9,356)	(20,108)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	212	(51,220)	(29,754)	(21,466)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	130	(31,276)	(8,467)	(22,809)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	159	(38,302)	(12,421)	(25,881)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,799)	(3,121)	(3,678)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	122	(29,463)	(14,538)	(14,925)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	141	(33,996)	(16,774)	(17,222)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	204	(49,181)	(22,028)	(27,153)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	205	(49,408)	(22,121)	(27,287)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	409	(98,815)	(27,759)	(71,056)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	621	(150,037)	(41,175)	(108,862)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	670	(161,822)	(36,371)	(125,451)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,400)	(2,022)	(1,378)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,400)	(1,193)	(2,207)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(6,119)	(3,073)	(3,046)

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	28	$(6,800)	$(2,630)	$(4,170)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,799)	(2,430)	(4,369)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	55	(13,372)	(5,653)	(7,719)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	156	(37,622)	(15,695)	(21,927)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	167	(40,342)	(13,650)	(26,692)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	348	(84,083)	(53,813)	(30,270)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	302	(72,979)	(38,891)	(34,088)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	485	(117,173)	(76,070)	(41,103)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	561	(135,531)	(81,579)	(53,952)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	938	(226,641)	(117,491)	(109,150)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,220	(294,634)	(136,272)	(158,362)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(6,346)	(2,424)	(3,922)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,799)	(2,598)	(4,201)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	111	(26,743)	(13,363)	(13,380)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	114	(27,650)	(10,534)	(17,116)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	226	(54,621)	(26,461)	(28,160)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	648	(156,609)	(75,205)	(81,404)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,032	(249,305)	(144,270)	(105,035)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	179	(43,289)	(11,953)	(31,336)

						$(2,649,322)	$(1,201,980)	$(1,447,342)

*	Termination date

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD 23,800	07/15/2023	1.848%	CPI#	Maturity	$2,578,041	$	– 0	–	$2,578,041

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	03/06/2042	2.804%	3 Month LIBOR	Semi-Annual/ Quarterly	$9,323	$	– 0	–	$9,323

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2022
HSBC Bank USA†	0.08%	—	$6,893,679
HSBC Bank USA†	0.08%	—	4,289,965
HSBC Bank USA†	0.08%	—	97,660,217
HSBC Bank USA†	0.09%	—	17,315,929
HSBC Bank USA†	0.31%	—	1,998,453
HSBC Bank USA†	0.33%	—	6,320,740
JPMorgan Chase Bank†	0.36%	—	14,864,906

			$149,343,889

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2022.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$149,343,889	$	– 0	–	$	– 0	–	$	– 0	–	$149,343,889

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $186,062,286 or 15.0% of net assets.

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of April 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$501,586	$468,903	0.04%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,082,886	1,007,254	0.08%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	40,956	37,586	0.00%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,141,698	1,009,814	0.08%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.755%, 11/15/2026	11/16/2015	101,507	93,655	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.048%, 02/27/2023	02/11/2000	206,460	205,617	0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	89,000	87,541	0.01%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	65	0.00%

(g)	Inverse interest only security.

(h)	IO – Interest Only.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Defaulted matured security.

(k)	Fair valued by the Adviser.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2022.

(m)	Non-income producing security.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$1,427,910	$1,287,758	0.10%

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: AUD – Australian Dollar CAD – Canadian Dollar CNH – Chinese Yuan Renminbi (Offshore) EUR – Euro MYR – Malaysian Ringgit USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,464,125,750)	$1,417,500,308
Affiliated issuers (cost $9,657,753)	9,657,753
Cash	23,415
Cash collateral due from broker	10,666,260
Foreign currencies, at value (cost $1,767,421)	1,701,528
Receivable for investment securities sold	15,073,376
Receivable for capital stock sold	7,840,434
Interest receivable	2,988,024
Unrealized appreciation on inflation swaps	2,578,041
Unrealized appreciation on forward currency exchange contracts	2,123,611
Receivable for variation margin on centrally cleared swaps	423,920
Receivable for variation margin on futures	181,012
Receivable for terminated centrally cleared credit default swaps	42,278
Unrealized appreciation on interest rate swaps	9,323
Affiliated dividends receivable	1,387

Total assets	1,470,810,670

Liabilities
Payable for reverse repurchase agreements	149,343,889
Payable for investment securities purchased	65,354,732
Payable for capital stock redeemed	6,121,819
Market value on credit default swaps (net premiums received $1,201,980)	2,649,322
Cash collateral due to broker	2,520,000
Advisory fee payable	388,162
Payable for terminated centrally cleared credit default swaps	85,355
Distribution fee payable	68,530
Unrealized depreciation on forward currency exchange contracts	62,367
Administrative fee payable	35,984
Foreign capital gains tax payable	26,085
Directors’ fees payable	1,788
Transfer Agent fee payable	551
Accrued expenses	90,944

Total liabilities	226,749,528

Net Assets	$1,244,061,142

Composition of Net Assets
Capital stock, at par	$109,762
Additional paid-in capital	1,254,642,572
Accumulated loss	(10,691,192)

Net Assets	$1,244,061,142

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$72,029,185	6,300,644	$11.43	*

C	$17,526,650	1,580,798	$11.09

Advisor	$625,432,910	54,647,057	$11.44

R	$2,747,683	239,724	$11.46

K	$5,008,964	438,546	$11.42

I	$7,151,835	632,528	$11.31

1	$426,284,436	38,075,975	$11.20

2	$68,573,455	6,128,099	$11.19

Z	$19,306,024	1,718,941	$11.23

*	The maximum offering price per share for Class A shares was $11.69 which reflects a sales charge of 2.25%.

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$32,850,595
Dividends—Affiliated issuers	3,693	$32,854,288

Expenses
Advisory fee (see Note B)	2,956,891
Distribution fee—Class A	81,978
Distribution fee—Class C	83,781
Distribution fee—Class R	5,873
Distribution fee—Class K	7,877
Distribution fee—Class 1	204,305
Transfer agency—Class A	26,269
Transfer agency—Class C	6,691
Transfer agency—Advisor Class	232,017
Transfer agency—Class R	3,054
Transfer agency—Class K	6,301
Transfer agency—Class I	4,008
Transfer agency—Class 1	25,827
Transfer agency—Class 2	4,688
Transfer agency—Class Z	2,488
Registration fees	121,272
Custody and accounting	94,153
Audit and tax	58,410
Administrative	48,259
Printing	39,338
Legal	19,459
Directors’ fees	15,014
Miscellaneous	11,845

Total expenses before interest expense	4,059,798
Interest expense	58,473

Total expenses	4,118,271
Less: expenses waived and reimbursed by the Adviser (see Note B)	(726,470)

Net expenses		3,391,801

Net investment income		29,462,487

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(329,579)
Forward currency exchange contracts	213,461
Futures	(3,915,358)
Swaps	(4,860,677)
Foreign currency transactions	1,178,906
Net change in unrealized appreciation/depreciation of:
Investments	(83,378,832)
Forward currency exchange contracts	3,686,503
Futures	(47,515)
Swaps	25,300,245
Foreign currency denominated assets and liabilities	(135,905)

Net loss on investment and foreign currency transactions	(62,288,751)

Net Decrease in Net Assets from Operations	$(32,826,264)

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,462,487	$33,270,082
Net realized gain (loss) on investment and foreign currency transactions	(7,713,247)	14,110,803
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(54,575,504)	4,188,413

Net increase (decrease) in net assets from operations	(32,826,264)	51,569,298
Distributions to Shareholders
Class A	(1,318,496)	(1,439,317)
Class C	(296,387)	(255,420)
Advisor Class	(12,233,599)	(11,236,851)
Class R	(42,380)	(74,773)
Class K	(127,130)	(278,001)
Class I	(152,490)	(241,543)
Class 1	(8,781,627)	(14,464,863)
Class 2	(1,571,689)	(2,649,431)
Class Z	(459,506)	(756,905)
Capital Stock Transactions
Net increase	278,191,899	430,919,982

Total increase	220,382,331	451,092,176
Net Assets
Beginning of period	1,023,678,811	572,586,635

End of period	$1,244,061,142	$1,023,678,811

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2022 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations		$(32,826,264)
Reconciliation of net decrease in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(753,121,653)
Purchases of short-term investments	(343,760,403)
Proceeds from disposition of long-term investments	435,703,063
Proceeds from disposition of short-term investments	380,307,158
Net realized loss on investment transactions and foreign currency transactions	7,713,247
Net realized gain on forward currency exchange contracts	213,461
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	54,575,504
Net accretion of bond discount and amortization of bond premium	8,640,576
Inflation index adjustment	(33,675,974)
Increase in receivable for investments sold	(14,900,371)
Increase in interest receivable	(226,727)
Increase in affiliated dividends receivable	(1,017)
Decrease in cash collateral due from broker	952,211
Increase in payable for investments purchased	19,332,770
Increase in cash collateral due to broker	292,000
Increase in advisory fee payable	124,397
Increase in administrative fee payable	854
Decrease in Transfer Agent fee payable	(9,887)
Increase in distribution fee payable	13,895
Decrease in Directors’ fee payable	(593)
Decrease in accrued expenses	(271,528)
Proceeds on swaps, net	1,490,908
Proceeds for exchange-traded derivatives settlements, net	13,074,187

Total adjustments		(223,533,922)

Net cash provided by (used in) operating activities		(256,360,186)

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Subscriptions of capital stock, net	$273,402,917
Cash dividends paid (net of dividend reinvestments)†	(5,427,131)
Repayment of reverse repurchase agreements	(12,537,796)

Net cash provided by (used in) financing activities		$255,437,990
Effect of exchange rate on cash		1,043,001

Net increase in cash		120,805
Cash at beginning of period		1,604,138

Cash at end of period		$1,724,943

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$19,556,173
Interest expense paid during the period	$63,080

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may have been subject to a 1%, 1-year contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically convert to Class A shares 10 years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

58 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB BOND INFLATION STRATEGY | 59

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

abfunds.com	AB BOND INFLATION STRATEGY | 61

NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$1,105,645,172		$	– 0	–	$1,105,645,172
Corporates – Investment Grade		– 0	–	116,671,092			– 0	–	116,671,092
Collateralized Mortgage Obligations		– 0	–	49,551,033			– 0	–	49,551,033
Asset-Backed Securities		– 0	–	41,798,644			– 0	–	41,798,644
Mortgage Pass-Throughs		– 0	–	27,466,007			– 0	–	27,466,007
Corporates – Non-Investment Grade		– 0	–	22,529,189			– 0	–	22,529,189
Collateralized Loan Obligations		– 0	–	21,619,159			– 0	–	21,619,159
Commercial Mortgage-Backed Securities		– 0	–	17,992,508			1,513,743		19,506,251
Emerging Markets – Corporate Bonds		– 0	–	4,337,930			65		4,337,995
Local Governments – US Municipal Bonds		– 0	–	3,362,417			– 0	–	3,362,417
Quasi-Sovereigns		– 0	–	1,803,978			– 0	–	1,803,978
Emerging Markets – Sovereigns		– 0	–	1,529,533			– 0	–	1,529,533
Common Stocks		– 0	–	– 0	–		1,485,809		1,485,809
Governments – Sovereign Bonds		– 0	–	194,029			– 0	–	194,029
Short-Term Investments		9,657,753		– 0	–		– 0	–	9,657,753

Total Investments in Securities		9,657,753		1,414,500,691			2,999,617		1,427,158,061
Other Financial Instruments(a):
Assets:
Futures		1,071,314		– 0	–		– 0	–	1,071,314	(b)
Forward Currency Exchange Contracts		– 0	–	2,123,611			– 0	–	2,123,611
Centrally Cleared Inflation (CPI) Swaps		– 0	–	20,898,561			– 0	–	20,898,561	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	7,800,560			– 0	–	7,800,560	(b)
Inflation (CPI) Swaps		– 0	–	2,578,041			– 0	–	2,578,041
Interest Rate Swaps		– 0	–	9,323			– 0	–	9,323

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(415,921)		$	– 0	–	$	– 0	–	$(415,921	)(b)
Forward Currency Exchange Contracts	– 0	–		(62,367)			– 0	–	(62,367)
Centrally Cleared Credit Default Swaps	– 0	–		(1,318,347)			– 0	–	(1,318,347	)(b)
Credit Default Swaps	– 0	–		(2,649,322)			– 0	–	(2,649,322)
Reverse Repurchase Agreements	(149,343,889)			– 0	–		– 0	–	(149,343,889)

Total	$(139,030,743)			$1,443,880,751			$2,999,617		$1,307,849,625

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

abfunds.com	AB BOND INFLATION STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

64 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, ..60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2023 and then may be extended for additional one-year terms. For the six months ended April 30, 2022, such reimbursement amounted to $719,094.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the reimbursement for such services amounted to $48,259.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $113,560 for the six months ended April 30, 2022.
AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,154 from the sale of Class A shares and received $8 and $1,528 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until January 31, 2023. In connection with

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NOTES TO FINANCIAL STATEMENTS (continued)

the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $7,376.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$47,433	$342,532	$380,307	$9,658	$4

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $327,625 $57,443, $58,706 and $1,582,157 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$95,627,431	$85,062,571
U.S. government securities	657,566,518	334,358,550

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly,, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$43,257,902
Gross unrealized depreciation	(56,359,087)

Net unrealized depreciation	$(13,101,185)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

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default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,071,314	*	Receivable/Payable for variation margin on futures	$415,921	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	968,477	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	28,699,121	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,123,611		Unrealized depreciation on forward currency exchange contracts	62,367

Interest rate contracts	Unrealized appreciation on interest rate swaps	9,323

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on inflation swaps	$2,578,041

Credit contracts			Market value on credit default swaps	$2,649,322

Total		$35,449,887		$3,127,610

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,915,358)	$(47,515)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	213,461	3,686,503

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,052,708)	22,875,118

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	192,031	2,425,127

Total		$(8,562,574)	$28,939,233

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Futures:
Average notional amount of buy contracts	$81,074,661
Average notional amount of sale contracts	$40,762,915
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,488,904
Average principal amount of sale contracts	$83,697,661
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$23,800,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$105,037,183
Centrally Cleared Inflation Swaps:
Average notional amount	$259,842,857
Credit Default Swaps:
Average notional amount of buy contracts	$13,160,200	(a)
Average notional amount of sale contracts	$12,214,435
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$135,966,286
Total Return Swaps:
Average notional amount	$20,860,000	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$483	$(483)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	38,818	(38,818)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	1,122,293	(10,058)		– 0	–		– 0	–		1,112,235
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,603,388	(329,724)		(2,273,664)			– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/ Morgan Stanley Capital Services, Inc.	912,316	(292,594)		– 0	–		– 0	–		619,722
State Street Bank & Trust Co.	33,677	(1,353)		– 0	–		– 0	–		32,324

Total	$4,710,975	$(673,030)		$(2,273,664)		$	– 0	–		$1,764,281	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$147,997	$	– 0	–	$	– 0	–	$	– 0	–	$147,997
Credit Suisse International	301,547		– 0	–		(260,000)			(41,547)		– 0	–
Deutsche Bank AG	579,521		(483)			– 0	–		(579,038)		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	1,048,895		(38,818)			– 0	–		(1,010,077)		– 0	–
HSBC Bank USA	10,058		(10,058)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	329,724		(329,724)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/ Morgan Stanley Capital Services, Inc.	292,594		(292,594)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	1,353		(1,353)			– 0	–		– 0	–	– 0	–

Total	$2,711,689		$(673,030)			$(260,000)			$(1,630,662)		$147,997	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2022, the average amount of reverse repurchase agreements outstanding was $180,701,112 and the daily weighted average interest rate was .09%. At April 30, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $149,343,889 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$134,478,983	$(134,055,298)	$423,685
JPMorgan Chase Bank	14,864,906	(14,682,804)	182,102

Total	$149,343,889	$(148,738,102)	$605,787

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	2,317,482	2,978,479	$27,381,346	$35,571,322

Shares issued in reinvestment of dividends and distributions	79,896	90,410	936,836	1,077,553

Shares converted from Class C	11,046	37,706	131,359	448,061

Shares redeemed	(674,864)	(1,241,973)	(7,838,258)	(14,796,949)

Net increase	1,733,560	1,864,622	$20,611,283	$22,299,987

Class C
Shares sold	711,081	910,217	$8,221,093	$10,556,717

Shares issued in reinvestment of dividends and distributions	22,279	18,764	253,519	217,682

Shares converted to Class A	(11,382)	(38,802)	(131,359)	(448,061)

Shares redeemed	(251,938)	(119,284)	(2,867,147)	(1,373,884)

Net increase	470,040	770,895	$5,476,106	$8,952,454

Advisor Class
Shares sold	27,612,979	32,633,289	$326,552,596	$390,487,358

Shares issued in reinvestment of dividends and distributions	792,418	752,032	9,294,247	8,980,280

Shares redeemed	(13,440,750)	(5,427,376)	(157,099,884)	(64,729,262)

Net increase	14,964,647	27,957,945	$178,746,959	$334,738,376

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class R
Shares sold	93,238	75,262	$1,092,845	$896,690

Shares issued in reinvestment of dividends and distributions	3,606	6,268	42,380	74,772

Shares redeemed	(54,560)	(149,178)	(643,342)	(1,768,349)

Net increase (decrease)	42,284	(67,648)	$491,883	$(796,887)

Class K
Shares sold	78,937	275,029	$930,643	$3,257,866

Shares issued in reinvestment of dividends and distributions	10,819	23,367	127,130	278,000

Shares redeemed	(271,808)	(266,306)	(3,208,072)	(3,145,625)

Net increase (decrease)	(182,052)	32,090	$(2,150,299)	$390,241

Class I
Shares sold	272,779	196,613	$3,210,122	$2,313,809

Shares issued in reinvestment of dividends and distributions	13,147	20,510	152,490	241,543

Shares redeemed	(167,925)	(427,976)	(1,949,945)	(5,005,518)

Net increase (decrease)	118,001	(210,853)	$1,412,667	$(2,450,166)

Class 1
Shares sold	8,276,116	8,538,149	$95,715,030	$99,794,546

Shares issued in reinvestment of dividends and distributions	595,010	943,670	6,840,423	11,024,083

Shares redeemed	(2,953,784)	(4,846,477)	(34,010,992)	(56,534,866)

Net increase	5,917,342	4,635,342	$68,544,461	$54,283,763

Class 2
Shares sold	2,577,310	1,000,419	$30,271,624	$11,655,904

Share issued in reinvestment of dividends and distributions	126,216	214,040	1,450,132	2,498,675

Shares redeemed	(2,233,533)	(871,616)	(26,074,919)	(10,110,085)

Net increase	469,993	342,843	$5,646,837	$4,044,494

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class Z
Shares sold	418,288	1,223,975	$4,838,652	$14,312,713

Share issued in reinvestment of dividends and distributions	39,833	64,293	459,016	753,696

Shares redeemed	(516,003)	(479,527)	(5,885,666)	(5,608,689)

Net increase (decrease)	(57,882)	808,741	$(587,998)	$9,457,720

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

abfunds.com	AB BOND INFLATION STRATEGY | 81

NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments

82 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$27,901,153	$13,870,708
Net long-term capital gains	3,495,951	– 0	–

Total taxable distributions paid	$31,397,104	$13,870,708

abfunds.com	AB BOND INFLATION STRATEGY | 83

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$3,796,204	(a)
Unrealized appreciation/(depreciation)	43,631,840	(b)

Total accumulated earnings/(deficit)	$47,428,044	(c)

(a)	During the fiscal year, the Fund utilized $11,427,672 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

84 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.97	$ 11.56	$ 10.95	$ 10.47	$ 10.83	$ 10.92

Income From Investment Operations

Net investment income(a)(b)	.28	.51	.25	.21	.28	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	.35	.59	.52	(.38)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.30)	.86	.84	.73	(.10)	.10

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.45)	(.23)	(.24)	(.26)	(.19)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.45)	(.23)	(.25)	(.26)	(.19)

Net asset value, end of period	$ 11.43	$ 11.97	$ 11.56	$ 10.95	$ 10.47	$ 10.83

Total Return

Total investment return based on net asset value(d)	(2.57)%	7.63%	7.64%	7.00%	(.99)%	.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$72,029	$54,687	$31,248	$38,422	$52,116	$27,718

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.76	%^	.78%	.91%	1.25%	1.31%	1.01%

Expenses, before waivers/reimbursements(e)	.91	%^	1.00%	1.18%	1.51%	1.56%	1.34%

Net investment income(b)	4.86	%^	4.29%	2.26%	1.93%	2.60%	1.95%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.63	$ 11.25	$ 10.67	$ 10.24	$ 10.61	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.23	.44	.18	.13	.19	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	.31	.56	.49	(.37)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.34)	.75	.74	.62	(.18)	.02

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.37)	(.16)	(.19)	(.19)	(.12)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.37)	(.16)	(.19)	(.19)	(.12)

Net asset value, end of period	$ 11.09	$ 11.63	$ 11.25	$ 10.67	$ 10.24	$ 10.61

Total Return

Total investment return based on net asset value(d)	(2.95)%	6.87%	6.92%	6.18%	(1.77)%	.16%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,527	$12,915	$3,823	$2,607	$3,391	$3,627

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.51	%^	1.53%	1.64%	1.99%	2.03%	1.76%

Expenses, before waivers/reimbursements(e)	1.66	%^	1.75%	1.91%	2.26%	2.29%	2.09%

Net investment income(b)	4.05	%^	3.79%	1.62%	1.28%	1.77%	1.26%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

86 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.99	$ 11.57	$ 10.96	$ 10.49	$ 10.84	$ 10.93

Income From Investment Operations

Net investment income(a)(b)	.30	.57	.27	.27	.30	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	.33	.60	.48	(.37)	(.13)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.30)	.90	.87	.75	(.07)	.12

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.48)	(.26)	(.27)	(.28)	(.21)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.48)	(.26)	(.28)	(.28)	(.21)

Net asset value, end of period	$ 11.44	$ 11.99	$ 11.57	$ 10.96	$ 10.49	$ 10.84

Total Return

Total investment return based on net asset value(d)	(2.46)%	7.98%	7.93%	7.21%	(.68)%	1.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$625,433	$475,604	$135,677	$168,440	$150,011	$107,545

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51	%^	.53%	.66%	.97%	1.05%	.77%

Expenses, before waivers/reimbursements(e)	.66	%^	.74%	.92%	1.24%	1.31%	1.10%

Net investment income(b)	5.09	%^	4.76%	2.44%	2.47%	2.80%	2.31%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.00	$ 11.57	$ 10.93	$ 10.46	$ 10.82	$ 10.89

Income From Investment Operations

Net investment income(a)(b)	.27	.45	.21	.20	.24	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	.38	.62	.49	(.37)	(.12)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.33)	.83	.83	.69	(.13)	.09

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.40)	(.19)	(.22)	(.23)	(.16)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.40)	(.19)	(.22)	(.23)	(.16)

Net asset value, end of period	$ 11.46	$ 12.00	$ 11.57	$ 10.93	$ 10.46	$ 10.82

Total Return

Total investment return based on net asset value(d)	(2.75)%	7.44%	7.61	%(f)	6.64%	(1.15)%	.80	%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,748	$2,369	$3,066	$6,992	$6,354	$5,364

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.01	%^	1.04%	1.21%	1.47%	1.54%	1.29%

Expenses, before waivers/reimbursements(e)	1.34	%^	1.40%	1.58%	1.83%	1.90%	1.67%

Net investment income(b)	4.59	%^	3.74%	1.88%	1.88%	2.24%	2.08%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.96	$ 11.54	$ 10.92	$ 10.45	$ 10.81	$ 10.89

Income From Investment Operations

Net investment income(a)(b)	.26	.52	.27	.17	.27	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	.34	.58	.54	(.38)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.31)	.86	.85	.71	(.11)	.10

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.44)	(.23)	(.23)	(.25)	(.18)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.44)	(.23)	(.24)	(.25)	(.18)

Net asset value, end of period	$ 11.42	$ 11.96	$ 11.54	$ 10.92	$ 10.45	$ 10.81

Total Return

Total investment return based on net asset value(d)	(2.63)%	7.64%	7.74%	6.88%	(1.01)%	.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,009	$7,420	$6,790	$5,051	$12,055	$2,903

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.76	%^	.78%	.89%	1.27%	1.35%	1.01%

Expenses, before waivers/reimbursements(e)	1.03	%^	1.09%	1.21%	1.57%	1.65%	1.37%

Net investment income(b)	4.49	%^	4.34%	2.40%	1.61%	2.57%	1.95%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.84	$ 11.44	$ 10.84	$ 10.38	$ 10.74	$ 10.84

Income From Investment Operations

Net investment income(a)(b)	.29	.51	.27	.25	.28	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	.37	.59	.49	(.36)	(.12)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.28)	.88	.86	.74	(.08)	.12

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.48)	(.26)	(.27)	(.28)	(.22)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.48)	(.26)	(.28)	(.28)	(.22)

Net asset value, end of period	$ 11.31	$ 11.84	$ 11.44	$ 10.84	$ 10.38	$ 10.74

Total Return

Total investment return based on net asset value(d)	(2.43)%	7.88%	7.97%	7.23%	(.73)%	1.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,152	$6,093	$8,297	$9,893	$5,688	$642

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51	%^	.53%	.65%	.94%	1.11%	.76%

Expenses, before waivers/reimbursements(e)	.69	%^	.74%	.88%	1.18%	1.34%	.99%

Net investment income(b)	5.08	%^	4.31%	2.42%	2.40%	2.67%	2.25%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.73	$ 11.35	$ 10.77	$ 10.33	$ 10.69	$ 10.80

Income From Investment Operations

Net investment income(a)(b)	.28	.52	.26	.24	.28	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.56)	.34	.59	.48	(.36)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.28)	.86	.85	.72	(.08)	.11

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.48)	(.27)	(.27)	(.28)	(.22)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.48)	(.27)	(.28)	(.28)	(.22)

Net asset value, end of period	$ 11.20	$ 11.73	$ 11.35	$ 10.77	$ 10.33	$ 10.69

Total Return

Total investment return based on net asset value(d)	(2.45)%	7.77%	7.84%	7.18%	(.77	)%(f)	1.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$426,284	$377,333	$312,381	$319,282	$306,620	$274,366

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.61	%^	.63%	.75%	1.07%	1.14%	.86%

Expenses, before waivers/reimbursements(e)	.69	%^	.75%	.88%	1.20%	1.28%	1.04%

Net investment income(b)	4.92	%^	4.44%	2.42%	2.31%	2.66%	2.10%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.73	$ 11.34	$ 10.76	$ 10.32	$ 10.69	$ 10.79

Income From Investment Operations

Net investment income(a)(b)	.28	.53	.28	.26	.29	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	.35	.58	.48	(.37)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.29)	.88	.86	.74	(.08)	.13

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.49)	(.28)	(.29)	(.29)	(.23)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.49)	(.28)	(.30)	(.29)	(.23)

Net asset value, end of period	$ 11.19	$ 11.73	$ 11.34	$ 10.76	$ 10.32	$ 10.69

Total Return

Total investment return based on net asset value(d)	(2.49)%	7.98%	7.96%	7.19%	(.77)%	1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$68,573	$66,348	$60,289	$58,829	$50,705	$54,118

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51	%^	.53%	.65%	.96%	1.03%	.76%

Expenses, before waivers/reimbursements(e)	.59	%^	.65%	.78%	1.09%	1.17%	.94%

Net investment income(b)	4.86	%^	4.51%	2.53%	2.45%	2.78%	2.24%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.77	$ 11.38	$ 10.80	$ 10.35	$ 10.72	$ 10.82

Income From Investment Operations

Net investment income(a)(b)	.29	.56	.24	.27	.28	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	.32	.62	.47	(.36)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.29)	.88	.86	.74	(.08)	.13

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.49)	(.28)	(.28)	(.29)	(.23)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.49)	(.28)	(.29)	(.29)	(.23)

Net asset value, end of period	$ 11.23	$ 11.77	$ 11.38	$ 10.80	$ 10.35	$ 10.72

Total Return

Total investment return based on net asset value(d)	(2.49)%	7.94%	7.92%	7.26%	(.77)%	1.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,306	$20,910	$11,016	$32,606	$26,142	$16,019

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51	%^	.53%	.67%	.96%	1.06%	.76%

Expenses, before waivers/reimbursements(e)	.60	%^	.65%	.81%	1.10%	1.21%	.94%

Net investment income(b)	4.99	%^	4.81%	2.16%	2.50%	2.69%	2.22%

Portfolio turnover rate	32%	62%	48%	40%	36%	42%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.90	%^	.97%	1.01%	1.02%	1.01%	1.07%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.65	%^	1.72%	1.77%	1.77%	1.76%	1.82%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.65	%^	.72%	.77%	.77%	.76%	.83%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.33	%^	1.36%	1.37%	1.36%	1.36%	1.38%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.02	%^	1.05%	1.07%	1.04%	1.05%	1.10%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.68	%^	.71%	.73%	.73%	.73%	.72%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.68	%^	.72%	.73%	.73%	.74%	.77%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.58	%^	.62%	.63%	.63%	.64%	.67%
Class Z
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.59	%^	.62%	.63%	.64%	.65%	.68%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 95

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was in line with the medians.

abfunds.com	AB BOND INFLATION STRATEGY | 101

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB BOND INFLATION STRATEGY | 103

NOTES

104 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 105

NOTES

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NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 107

NOTES

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AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH YIELD PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2022

This report provides management’s discussion of fund performance for the AB High Yield Portfolio for the semi-annual reporting period ended April 30, 2022.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB HIGH YIELD PORTFOLIO

Class A Shares	-7.39%	-5.32%

Advisor Class Shares[1]	-7.28%	-5.07%

Class Z Shares[1]	-7.28%	-5.09%

Primary Benchmark: Bloomberg US Corporate HY 2% Issuer Capped Index	-7.40%	-5.22%

Markit iBoxx USD Liquid High Yield Index	-7.18%	-5.61%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2022. The table also includes the Markit iBoxx USD Liquid High Yield Index.

During the six-month period, all share classes outperformed the primary benchmark, before sales charges. Security selection was the main contributor, relative to the benchmark, due to selections in telecommunications, energy and consumer cyclical–autos that exceeded losses within the electric, media, basic and capital goods sectors. Industry allocation to high-yield credit default swaps was a minor detractor during the period. Yield-curve positioning and currency decisions did not have a material impact on performance.

During the 12-month period, Advisor Class and Class Z shares outperformed the primary benchmark, while Class A underperformed, before sales charges. Security selection within energy, telecommunications and consumer noncyclical added to outperformance, partially offset by losses in electric, real estate investment trusts and consumer cyclical–other during the period. Yield-curve positioning was a minor detractor–the result of

2 | AB HIGH YIELD PORTFOLIO	abfunds.com

an overweight to the five-year part of the curve–mostly offset by a gain from an underweight to the two-year part of the curve. Industry allocation was also a minor detractor, as exposure to high-yield credit default swaps and an underweight to energy were mostly offset by gains from off-benchmark exposure to commercial mortgage-backed securities and the utilization of futures and interest rate swaps. Currency decisions did not materially impact performance during the period.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration and interest-rate risk, and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2022, fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Inflation remained elevated and worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Major central banks started the process of raising interest rates and ending bond purchases. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply from supply concerns and increased demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers, and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

abfunds.com	AB HIGH YIELD PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities rated Ba1 or lower by Moody’s Investors Service, or BB+ or lower by S&P Global Ratings or Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization (commonly known as “junk bonds”); unrated securities considered by the Adviser to be of comparable quality; and related derivatives.

The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

4 | AB HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate HY 2% Issuer Capped Index and the Markit iBoxx USD Liquid High Yield Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative

abfunds.com	AB HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions

6 | AB HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”). Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016 (the “Reorganization”), Class Z shares of the Fund assumed the performance and financial history of the Accounting Survivor. Because the Fund has higher expenses than the Accounting Survivor had, the Accounting Survivor’s performance would have been lower than that shown had it operated with the Fund’s current expense levels. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

From February 26, 2018, through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period.

abfunds.com	AB HIGH YIELD PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.72%

1 Year	-5.32%	-9.32%

Since Recommencement of Operations[2]	-5.32%	-9.32%

ADVISOR CLASS SHARES[3]			5.18%

1 Year	-5.07%	-5.07%

5 Years	4.23%	4.23%

10 Years	5.70%	5.70%

CLASS Z SHARES[3]			5.30%

1 Year	-5.09%	-5.09%

Since Recommencement of Operations[2]	-5.09%	-5.09%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.28%, 1.83% and 1.92% for Class A, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.85%, 0.60% and 0.60% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser through December 31, 2019, under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total other expenses to exceed the expense limitation for Advisor Class shares in effect (1) at the time of the waiver or reimbursement or (2) at the time of recapture. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Recommencement of operations date: 4/30/2021.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Recommencement of Operations[1]	-5.97%

ADVISOR CLASS SHARES[2]

1 Year	-0.17%

5 Years	5.11%

10 Years	6.21%

CLASS Z SHARES[2]

Since Recommencement of Operations[1]	-1.60%

1	Recommencement of operations date: 4/30/2021.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB HIGH YIELD PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2021	Ending Account Value 4/30/2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$926.10	$4.06	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Advisor Class
Actual	$1,000	$927.20	$2.87	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class Z
Actual	$1,000	$927.20	$2.87	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB HIGH YIELD PORTFOLIO | 11

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $59.5

1

All data are as of April 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents less than 0.1% weightings in the following types: Emerging Markets–Treasuries, Rights and Warrants.

12 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 77.4%
Industrial – 70.8%
Basic – 5.6%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	28	$27,362
Arconic Corp. 6.125%, 02/15/2028(a)		11	10,645
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		170	149,922
7.50%, 09/30/2029(a)		17	13,925
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		150	130,111
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		16	16,364
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,627
4.875%, 03/01/2031(a)		4	3,721
Commercial Metals Co. 4.875%, 05/15/2023		50	50,346
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		100	99,722
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		29	28,336
Element Solutions, Inc. 3.875%, 09/01/2028(a)		110	98,386
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	3,791
FMG Resources August (2006) Pty Ltd. 4.375%, 04/01/2031(a)		145	128,753
6.125%, 04/15/2032(a)		218	216,819
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		119	107,320
Graphic Packaging International LLC 3.75%, 02/01/2030(a)		103	90,470
4.75%, 07/15/2027(a)		28	27,125
Guala Closures SpA 3.25%, 06/15/2028(a)	EUR	100	92,062
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)	U.S.$	37	35,625
INEOS Quattro Finance 2 PLC 3.375%, 01/15/2026(a)		200	181,501
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	100	92,850

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	131	$118,247
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	37,887
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		48	51,584
Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	100	89,914
Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(f)	U.S.$	97	95,062
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		60	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		21	19,537
NOVA Chemicals Corp. 5.25%, 06/01/2027(a)		54	51,673
Olin Corp. 5.625%, 08/01/2029		57	56,089
Peabody Energy Corp. 6.375%, 03/31/2025(a)		6	5,905
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		46	47,495
PMHC II, Inc. 9.00%, 02/15/2030(a)		269	219,338
Rimini Bidco SpA 5.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(h)	EUR	100	91,387
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)	U.S.$	231	210,813
Sealed Air Corp. 5.50%, 09/15/2025(a)		33	33,931
SPCM SA 3.375%, 03/15/2030(a)		200	171,282
Valvoline, Inc. 3.625%, 06/15/2031(a)		65	52,804
4.25%, 02/15/2030(a)		133	115,600
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		98	92,123
5.625%, 08/15/2029(a)		198	170,056

			3,341,510

Capital Goods – 6.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120	105,389

14 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.00%, 09/01/2029(a)	EUR	100	$86,638
3.25%, 09/01/2028(a)	U.S.$	200	176,460
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	185,519
5.25%, 08/15/2027(a)		200	171,310
Ball Corp. 2.875%, 08/15/2030		222	186,825
Bombardier, Inc. 6.00%, 02/15/2028(a)		85	73,906
7.50%, 12/01/2024-03/15/2025(a)		101	99,769
7.875%, 04/15/2027(a)		10	9,318
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		16	15,796
5.125%, 07/15/2029(a)		11	10,800
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	21,304
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		258	249,651
Energizer Holdings, Inc. 4.375%, 03/31/2029(a)		74	61,592
EnerSys 4.375%, 12/15/2027(a)		80	74,567
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		162	159,696
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		140	125,749
4.00%, 08/01/2028(a)		50	44,066
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		18	18,563
Griffon Corp. 5.75%, 03/01/2028		253	225,876
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	5,675
LSB Industries, Inc. 6.25%, 10/15/2028(a)		52	50,931
Madison IAQ LLC 5.875%, 06/30/2029(a)		161	131,252
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		13	11,812
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	104,487
SPX FLOW, Inc. 8.75%, 04/01/2030(a)	U.S.$	141	126,937
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)		20	20,283

abfunds.com	AB HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tervita Corp. 11.00%, 12/01/2025(a)	U.S.$	105	$117,059
TransDigm, Inc. 4.625%, 01/15/2029		150	129,611
4.875%, 05/01/2029		84	73,565
6.25%, 03/15/2026(a)		362	362,463
6.375%, 06/15/2026		27	26,681
8.00%, 12/15/2025(a)		61	63,510
Triumph Group, Inc. 6.25%, 09/15/2024(a)		23	22,154
7.75%, 08/15/2025		23	22,376
8.875%, 06/01/2024(a)		213	220,304
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	101,263
WESCO Distribution, Inc. 7.125%, 06/15/2025(a)	U.S.$	14	14,535
7.25%, 06/15/2028(a)		107	111,197

			3,818,889

Communications - Media – 8.9%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		125	114,322
Altice Financing SA 5.00%, 01/15/2028(a)		378	321,680
AMC Networks, Inc. 4.25%, 02/15/2029		76	66,315
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		8	6,960
Cable One, Inc. 4.00%, 11/15/2030(a)		160	137,683
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031-01/15/2034(a)		397	317,970
4.50%, 08/15/2030-06/01/2033(a)		288	248,780
4.75%, 03/01/2030(a)		40	35,711
5.00%, 02/01/2028(a)		193	183,869
5.125%, 05/01/2027(a)		295	287,429
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		47	44,200
CSC Holdings LLC 3.375%, 02/15/2031(a)		208	162,354
4.625%, 12/01/2030(a)		316	241,664
7.50%, 04/01/2028(a)		200	184,490
DISH DBS Corp. 5.25%, 12/01/2026(a)		218	200,511
5.75%, 12/01/2028(a)		194	174,011
5.875%, 07/15/2022-11/15/2024		201	199,114
7.75%, 07/01/2026		101	96,431
DISH Network Corp. 3.375%, 08/15/2026(i)		27	23,193

16 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gray Escrow II, Inc. 5.375%, 11/15/2031(a)	U.S.$	179	$156,789
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		37	34,712
6.375%, 05/01/2026		5	5,116
8.375%, 05/01/2027		40	39,844
Lamar Media Corp. 4.875%, 01/15/2029		8	7,631
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		200	200,797
Liberty Interactive LLC 8.25%, 02/01/2030		279	244,917
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		91	81,217
8.00%, 08/01/2029(a)		60	53,700
National CineMedia LLC 5.75%, 08/15/2026		21	14,783
5.875%, 04/15/2028(a)		60	51,631
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		11	9,820
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		110	91,371
5.125%, 02/15/2027(a)		9	7,886
5.50%, 03/01/2030(a)		344	283,623
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		143	120,916
4.00%, 07/15/2028(a)		135	122,071
4.125%, 07/01/2030(a)		111	97,574
5.50%, 07/01/2029(a)		24	23,132
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	100	104,157
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	92	89,315
Univision Communications, Inc. 4.50%, 05/01/2029(a)		19	17,057
6.625%, 06/01/2027(a)		121	121,733
9.50%, 05/01/2025(a)		10	10,493
Urban One, Inc. 7.375%, 02/01/2028(a)		54	52,347
Virgin Media Vendor Financing Notes IV DAC 5.00%, 07/15/2028(a)		200	183,538

			5,272,857

Communications - Telecommunications – 3.0%
Altice France SA/France 5.50%, 01/15/2028(a)		200	177,014

abfunds.com	AB HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embarq Corp. 7.995%, 06/01/2036	U.S.$	123	$110,756
ESC CB Intelsat Jackson 8.50%, 10/15/2024(b)(d)(e)(g)		47	– 0	–
ESC GCB In Jacks 5.5 5.50%, 08/01/2023(b)(d)(e)		158	– 0	–
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		43	39,072
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	100	93,197
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)	U.S.$	137	111,273
4.25%, 07/01/2028(a)		134	113,370
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		169	133,784
Nexstar Media, Inc. 5.625%, 07/15/2027(a)		76	73,999
Sprint Capital Corp. 8.75%, 03/15/2032		357	453,742
Sprint Communications, Inc. 6.00%, 11/15/2022		38	38,533
Sprint Corp. 7.875%, 09/15/2023		73	76,642
Telecom Italia Capital SA 6.375%, 11/15/2033		90	80,217
United Group BV 4.00%, 11/15/2027(a)	EUR	100	93,890
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	200	171,268
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		7	5,870

			1,772,627

Consumer Cyclical - Automotive – 4.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		71	61,443
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029		161	138,728
Clarios Global LP/Clarios US Finance Co. 8.50%, 05/15/2027(a)		59	59,092
Dana, Inc. 4.25%, 09/01/2030		20	17,189
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		98	96,437
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(d)(e)(g)		32	– 0	–
(First Lien) 11.00%, 10/31/2024(d)(e)(g)		13	– 0	–

18 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Motor Co. 3.25%, 02/12/2032	U.S.$	162	$131,540
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		200	178,420
3.096%, 05/04/2023		221	218,555
4.00%, 11/13/2030		200	173,340
4.95%, 05/28/2027		200	194,441
Goodyear Tire & Rubber 5.00%, 07/15/2029		98	86,833
6.25%, 05/15/2026(a)		55	55,780
IHO Verwaltungs GmbH 6.00% (6.00% Cash or 6.75 % PIK), 05/15/2027(a)(f)		200	188,835
Jaguar Land Rover Automotive PLC 4.50%, 01/15/2026(a)	EUR	110	105,593
5.875%, 11/15/2024(a)		100	103,438
6.875%, 11/15/2026(a)		100	103,180
Mclaren Finance PLC 7.50%, 08/01/2026(a)	U.S.$	200	193,332
Meritor, Inc. 6.25%, 06/01/2025(a)		8	8,283
PM General Purchaser LLC 9.50%, 10/01/2028(a)		90	85,952
Tenneco, Inc. 5.00%, 07/15/2026		25	23,969
7.875%, 01/15/2029(a)		35	35,347
Titan International, Inc. 7.00%, 04/30/2028		60	58,831
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		158	154,551

			2,473,109

Consumer Cyclical - Entertainment – 4.5%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		26	24,214
Carnival Corp. 4.00%, 08/01/2028(a)		67	60,149
5.75%, 03/01/2027(a)		195	176,173
9.875%, 08/01/2027(a)		28	30,127
10.50%, 02/01/2026(a)		260	286,000
Cedar Fair LP 5.25%, 07/15/2029		15	14,202
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		64	62,247
5.50%, 05/01/2025(a)		192	193,006
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		151	133,623

abfunds.com	AB HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lindblad Expeditions LLC 6.75%, 02/15/2027(a)	U.S.$	41	$40,293
Mattel, Inc. 3.375%, 04/01/2026(a)		78	75,862
5.875%, 12/15/2027(a)		100	102,257
NCL Corp. Ltd. 3.625%, 12/15/2024(a)		79	73,604
5.875%, 03/15/2026(a)		24	22,062
Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022		61	61,168
5.375%, 07/15/2027(a)		91	83,409
5.50%, 08/31/2026-04/01/2028(a)		222	203,402
10.875%, 06/01/2023(a)		69	72,191
11.50%, 06/01/2025(a)		74	80,497
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		121	110,163
8.75%, 05/01/2025(a)		33	34,485
Six Flags Entertainment Corp. 4.875%, 07/31/2024(a)		117	116,570
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		125	129,809
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		167	171,711
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		16	13,585
7.00%, 02/15/2029(a)		79	70,308
13.00%, 05/15/2025(a)		48	52,581
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	25,702
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		196	176,969

			2,696,369

Consumer Cyclical - Other – 3.6%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		58	56,777
Beazer Homes USA, Inc. 6.75%, 03/15/2025		28	28,186
Boyd Gaming Corp. 8.625%, 06/01/2025(a)		10	10,437
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		151	141,606
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		78	78,880
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		49	45,885

20 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cirsa Finance International SARL 4.75%, 05/22/2025(a)	EUR	100	$100,818
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)	U.S.$	26	21,711
Empire Communities Corp. 7.00%, 12/15/2025(a)		61	57,808
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	19,044
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		91	90,476
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	36,875
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		100	84,804
4.875%, 01/15/2030		17	16,435
5.75%, 05/01/2028(a)		11	11,144
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		37	32,378
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		40	37,928
Mattamy Group Corp. 4.625%, 03/01/2030(a)		58	49,495
MGM Resorts International 4.75%, 10/15/2028		85	78,098
6.00%, 03/15/2023		33	33,416
6.75%, 05/01/2025		90	92,212
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		135	107,750
5.875%, 09/01/2031(a)		46	35,694
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		9	9,218
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029(a)		20	17,431
Standard Industries, Inc./NJ 3.375%, 01/15/2031(a)		39	31,026
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,681
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		17	16,878
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	17,580
5.875%, 04/15/2023(a)		8	8,090

abfunds.com	AB HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Travel & Leisure Co. 4.625%, 03/01/2030(a)	U.S.$	12	$10,731
Travel & Leisure Co. 6.625%, 07/31/2026(a)		289	295,575
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(a)		120	111,879
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		4	3,684
5.50%, 03/01/2025(a)		236	228,330
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	75,357
7.75%, 04/15/2025(a)		48	49,488

			2,158,805

Consumer Cyclical - Restaurants – 1.0%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		146	128,986
4.00%, 10/15/2030(a)		165	141,139
5.75%, 04/15/2025(a)		66	67,460
IRB Holding Corp. 7.00%, 06/15/2025(a)		5	5,117
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	19,422
Stonegate Pub Co. Financing PLC 8.25%, 07/31/2025(a)	GBP	113	143,956
Yum! Brands, Inc. 4.625%, 01/31/2032	U.S.$	96	87,615

			593,695

Consumer Cyclical - Retailers – 4.6%
Arko Corp. 5.125%, 11/15/2029(a)		99	87,760
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		63	56,758
5.00%, 02/15/2032(a)		26	23,181
Bath & Body Works, Inc. 5.25%, 02/01/2028		20	19,357
6.625%, 10/01/2030(a)		185	184,230
6.75%, 07/01/2036		48	46,307
6.875%, 11/01/2035		128	125,060
7.50%, 06/15/2029		17	17,561
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	23,949
Carvana Co. 5.50%, 04/15/2027(a)		39	31,937
5.875%, 10/01/2028(a)		114	90,695

22 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dufry One BV 2.50%, 10/15/2024(a)	EUR	103	$104,187
FirstCash, Inc. 5.625%, 01/01/2030(a)	U.S.$	160	148,851
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	23,780
Gap, Inc. (The) 3.625%, 10/01/2029(a)		105	85,471
3.875%, 10/01/2031(a)		115	92,018
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		13	11,694
Hanesbrands, Inc. 4.625%, 05/15/2024(a)		101	100,104
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		82	71,671
LBM Acquisition LLC 6.25%, 01/15/2029(a)		137	112,544
Levi Strauss & Co. 3.50%, 03/01/2031(a)		71	61,787
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		221	190,025
7.875%, 05/01/2029(a)		58	46,042
Murphy Oil USA, Inc. 3.75%, 02/15/2031(a)		56	49,414
5.625%, 05/01/2027		2	2,325
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		144	143,743
Party City Holdings, Inc. 8.75%, 02/15/2026(a)		20	18,372
Rite Aid Corp. 7.50%, 07/01/2025(a)		22	18,870
8.00%, 11/15/2026(a)		263	220,889
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		29	28,490
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	16,759
Staples, Inc. 7.50%, 04/15/2026(a)		154	147,035
10.75%, 04/15/2027(a)		61	53,978
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		33	34,481
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	17,510
William Carter Co. (The) 5.625%, 03/15/2027(a)		119	118,562

abfunds.com	AB HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)	U.S.$	157	$ 133,518

			2,758,915

Consumer Non-Cyclical – 9.0%
AdaptHealth LLC 4.625%, 08/01/2029(a)		52	44,302
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		53	48,048
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		346	291,258
4.875%, 02/15/2030(a)		100	90,572
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	55,859
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	173,933
5.50%, 11/01/2025(a)		63	60,940
9.00%, 12/15/2025(a)		103	103,422
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)		14	12,139
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		78	79,406
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	38,133
4.00%, 03/15/2031(a)		151	134,945
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, 11/15/2028(a)		24	21,597
Chrome Bidco SASU 3.50%, 05/31/2028(a)	EUR	100	94,965
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	20	16,924
5.625%, 03/15/2027(a)		17	16,218
6.00%, 01/15/2029(a)		14	13,235
6.875%, 04/01/2028-04/15/2029(a)		264	218,965
DaVita, Inc. 3.75%, 02/15/2031(a)		78	63,551
4.625%, 06/01/2030(a)		32	27,897
Elanco Animal Health, Inc. 6.40%, 08/28/2028		120	124,280
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		122	103,532
Encompass Health Corp. 5.75%, 09/15/2025		30	30,527
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 6.125%, 04/01/2029(a)		48	41,885

24 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	100	$97,747
Horizon Therapeutics USA, Inc. 5.50%, 08/01/2027(a)	U.S.$	200	199,897
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	100	92,337
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)	U.S.$	143	113,780
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		99	88,301
4.375%, 01/31/2032(a)		46	41,299
4.875%, 05/15/2028(a)		80	77,946
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		20	20,407
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		217	185,536
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)		10	5,640
ModivCare, Inc. 5.875%, 11/15/2025(a)		24	23,536
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		164	143,386
5.25%, 10/01/2029(a)		288	250,528
Nidda Healthcare Holding GmbH 3.50%, 09/30/2024(a)	EUR	270	264,030
Option Care Health, Inc. 4.375%, 10/31/2029(a)	U.S.$	120	107,757
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		40	36,522
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.00%, 06/15/2029(a)		67	54,563
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		75	66,723
Picard Groupe SAS 3.875%, 07/01/2026(a)	EUR	100	98,845
Post Holdings, Inc. 4.50%, 09/15/2031(a)	U.S.$	125	104,250
4.625%, 04/15/2030(a)		58	49,603
5.50%, 12/15/2029(a)		100	90,891
5.625%, 01/15/2028(a)		54	51,106
5.75%, 03/01/2027(a)		14	13,849
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6	5,711

abfunds.com	AB HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)	U.S.$	24	$24,651
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		174	163,511
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		140	117,812
5.75%, 07/15/2025		3	3,037
Tempur Sealy International, Inc. 3.875%, 10/15/2031(a)		207	171,853
Tenet Healthcare Corp. 4.375%, 01/15/2030(a)		153	139,229
6.125%, 10/01/2028(a)		1	959
6.25%, 02/01/2027(a)		15	14,891
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		222	184,007
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		80	77,893
US Foods, Inc. 4.75%, 02/15/2029(a)		60	55,390
6.25%, 04/15/2025(a)		107	110,016
US Renal Care, Inc. 10.625%, 07/15/2027(a)		104	90,433
Vizient, Inc. 6.25%, 05/15/2027(a)		10	10,325

			5,354,730

Energy – 8.9%
Antero Resources Corp. 7.625%, 02/01/2029(a)		4	4,236
Apache Corp. 5.10%, 09/01/2040		151	136,661
Athabasca Oil Corp. 9.75%, 11/01/2026(a)		85	90,206
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		127	124,359
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		14	14,018
7.625%, 12/15/2025(a)		201	207,031
Buckeye Partners LP 4.50%, 03/01/2028(a)		201	183,361
Callon Petroleum Co. 8.00%, 08/01/2028(a)		7	7,230
8.25%, 07/15/2025		8	8,026
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		72	71,540

26 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CITGO Petroleum Corp. 6.375%, 06/15/2026(a)	U.S.$	16	$15,908
7.00%, 06/15/2025(a)		50	49,686
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		119	113,415
7.50%, 04/30/2026		6	5,617
CNX Resources Corp. 6.00%, 01/15/2029(a)		51	50,378
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	58,617
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		119	117,214
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(a)(f)		4	4,266
9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(f)		4	3,753
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		122	122,272
EnLink Midstream LLC 5.625%, 01/15/2028(a)		49	48,560
EnLink Midstream Partners LP 4.15%, 06/01/2025		119	115,485
4.40%, 04/01/2024		47	46,381
5.60%, 04/01/2044		14	11,495
Series C 6.00%, 12/15/2022(j)		102	74,970
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		57	51,295
4.75%, 01/15/2031(a)		106	94,746
5.50%, 07/15/2028		18	17,195
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		45	44,152
6.25%, 05/15/2026		21	19,692
6.50%, 10/01/2025		35	33,497
7.75%, 02/01/2028		62	59,640
8.00%, 01/15/2027		141	138,528
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		96	92,972
7.00%, 08/01/2027		26	25,517
Gulfport Energy Corp. 6.00%, 10/15/2024(d)		128	13
6.375%, 05/15/2025-01/15/2026(d)		54	5
6.625%, 05/01/2023(d)		4	– 0	–
8.00%, 05/17/2026		2	2,507
8.00%, 05/17/2026(a)		55	56,635

abfunds.com	AB HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harbour Energy PLC 5.50%, 10/15/2026(a)	U.S.$	200	$193,653
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		17	15,563
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		12	11,767
6.00%, 02/01/2031(a)		213	205,660
ITT Holdings LLC 6.50%, 08/01/2029(a)		271	239,842
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48	47,035
Murphy Oil Corp. 6.375%, 07/15/2028-12/01/2042		111	110,577
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		36	35,229
7.50%, 01/15/2028(a)		37	35,601
Nabors Industries, Inc. 5.75%, 02/01/2025		30	28,696
7.375%, 05/15/2027(a)		163	166,495
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		102	100,316
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		86	81,054
Occidental Petroleum Corp. 5.50%, 12/01/2025		28	28,497
5.55%, 03/15/2026		272	278,736
6.125%, 01/01/2031		93	97,887
6.20%, 03/15/2040		69	71,385
8.50%, 07/15/2027		42	47,383
8.875%, 07/15/2030		42	50,453
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		9	7,906
9.25%, 05/15/2025(a)		80	82,902
PDC Energy, Inc. 5.75%, 05/15/2026		69	67,166
Range Resources Corp. 5.00%, 03/15/2023		24	24,055
8.25%, 01/15/2029		55	58,911
SM Energy Co. 5.625%, 06/01/2025		34	33,467
Southwestern Energy Co. 5.95%, 01/23/2025		32	32,482
8.375%, 09/15/2028		22	23,814
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		150	140,305

28 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Sunnova Energy Corp. 5.875%, 09/01/2026(a)	U.S.$	40		$36,774
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		16		15,850
Talos Production, Inc. 12.00%, 01/15/2026		101		108,719
Transocean Guardian Ltd. 5.875%, 01/15/2024(a)		135		129,222
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		23		23,107
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		106		101,834
Transocean, Inc. 6.80%, 03/15/2038		0	**	101
7.50%, 01/15/2026(a)		18		14,778
8.00%, 02/01/2027(a)		89		71,009
11.50%, 01/30/2027(a)		32		31,863
Vantage Drilling International 7.50%, 11/01/2019(b)(c)(d)(e)		46		– 0	–
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		101		92,137
W&T Offshore, Inc. 9.75%, 11/01/2023(a)		57		56,659
Weatherford International Ltd. 11.00%, 12/01/2024(a)		2		2,081

				5,322,050

Other Industrial – 0.4%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		95		88,298
Belden, Inc. 3.875%, 03/15/2028(a)	EUR	100		100,521
H&E Equipment Services, Inc. 3.875%, 12/15/2028(a)	U.S.$	33		28,736
Interface, Inc. 5.50%, 12/01/2028(a)		11		9,962
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		5		5,068
Univar Solutions USA, Inc./Washington 5.125%, 12/01/2027(a)		17		16,388

				248,973

Services – 4.6%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		52		44,231
4.875%, 07/15/2032(a)		139		117,937

abfunds.com	AB HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)	U.S.$	77	$74,421
9.75%, 07/15/2027(a)		51	49,538
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.875%, 06/01/2028(a)	GBP	100	109,168
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	353	280,342
Aptim Corp. 7.75%, 06/15/2025(a)		85	66,677
APX Group, Inc. 5.75%, 07/15/2029(a)		199	163,244
Aramark Services, Inc. 6.375%, 05/01/2025(a)		95	96,698
Block, Inc. 2.75%, 06/01/2026(a)		216	197,262
3.50%, 06/01/2031(a)		11	9,209
Elior Group SA 3.75%, 07/15/2026(a)	EUR	100	89,493
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	40	36,401
9.50%, 11/01/2027(a)		13	12,841
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	124,207
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		14	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		312	271,534
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 07/15/2029(a)		71	67,057
5.875%, 10/01/2030(a)		95	91,273
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	89,960
5.75%, 04/15/2026(a)		130	124,954
6.25%, 01/15/2028(a)		102	91,546
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		12	12,039
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		101	102,239
9.25%, 04/15/2025(a)		65	69,442
Service Corp. International/US 3.375%, 08/15/2030		22	19,018
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		61	62,625

30 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	137	$141,110
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	16,555
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		109	101,961

			2,732,982

Technology – 4.1%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		37	32,814
Avaya, Inc. 6.125%, 09/15/2028(a)		221	204,292
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		25	25,500
CDK Global, Inc. 5.25%, 05/15/2029(a)		39	39,294
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		31	27,386
CommScope, Inc. 4.75%, 09/01/2029(a)		92	77,106
6.00%, 03/01/2026(a)		56	52,951
8.25%, 03/01/2027(a)		29	24,651
Elastic NV 4.125%, 07/15/2029(a)		17	15,297
Imola Merger Corp. 4.75%, 05/15/2029(a)		40	37,339
LogMeIn, Inc. 5.50%, 09/01/2027(a)		117	103,171
Minerva Merger Sub, Inc. 6.50%, 02/15/2030(a)		221	203,310
NCR Corp. 5.00%, 10/01/2028(a)		86	82,019
5.125%, 04/15/2029(a)		101	95,564
5.75%, 09/01/2027(a)		24	23,184
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		40	36,964
Playtika Holding Corp. 4.25%, 03/15/2029(a)		147	132,397
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		131	127,665
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		226	195,584
5.375%, 12/01/2028(a)		109	88,941
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	14,342
Seagate HDD Cayman 4.091%, 06/01/2029		117	104,280

abfunds.com	AB HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sensata Technologies BV 4.00%, 04/15/2029(a)	U.S.$	200	$179,386
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		180	152,350
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		40	35,039
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		305	269,961
Virtusa Corp. 7.125%, 12/15/2028(a)		37	33,412
Xerox Corp. 4.625%, 03/15/2023		18	18,000

			2,432,199

Transportation - Airlines – 0.6%
Air Canada 3.875%, 08/15/2026(a)		25	23,115
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		60	59,467
5.75%, 04/20/2029(a)		52	50,169
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		46	44,952
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		118	124,901
United Airlines, Inc. 4.625%, 04/15/2029(a)		22	20,213

			322,817

Transportation - Services – 1.4%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		200	188,710
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(a)		26	24,715
5.75%, 07/15/2027(a)		22	21,725
BCP V Modular Services 6.75%, 11/30/2029	EUR	113	103,176
EC Finance PLC 3.00%, 10/15/2026		111	112,872
Loxam SAS 4.50%, 02/15/2027		113	114,094
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	209	185,026
United Rentals North America, Inc. 3.875%, 02/15/2031		94	83,203

32 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

XPO Logistics, Inc. 6.25%, 05/01/2025(a)	U.S.$	11	$11,256

			844,777

			42,145,304

Financial Institutions – 5.7%
Banking – 0.6%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(j)		164	141,642
Series C 4.70%, 05/15/2028(j)		28	24,220
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		103	100,178
7.00%, 01/15/2026(a)		22	22,271
Discover Financial Services Series D 6.125%, 06/23/2025(j)		93	94,838
Societe Generale SA 8.00%, 09/29/2025(a)(j)		3	3,117

			386,266

Brokerage – 0.6%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		87	91,785
AG Issuer LLC 6.25%, 03/01/2028(a)		100	98,117
Jane Street Group/JSG Finance, Inc. 4.50%, 11/15/2029(a)		81	74,446
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(c)(d)		423	1,694
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		12	10,931
NFP Corp. 4.875%, 08/15/2028(a)		32	29,218
6.875%, 08/15/2028(a)		90	79,637

			385,828

Finance – 1.5%
Air Lease Corp. Series B 4.65%, 06/15/2026(j)		50	45,165
Aircastle Ltd. 5.25%, 06/15/2026(a)(j)		31	27,581
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	88,231
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	29,954

abfunds.com	AB HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Curo Group Holdings Corp. 7.50%, 08/01/2028(a)	U.S.$	164	$138,182
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		144	143,222
goeasy Ltd. 4.375%, 05/01/2026(a)		23	21,503
5.375%, 12/01/2024(a)		7	6,858
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	10,224
Navient Corp. 5.50%, 01/25/2023		87	87,436
5.625%, 08/01/2033		68	54,956
6.125%, 03/25/2024		115	115,538
7.25%, 09/25/2023		35	35,971
OneMain Finance Corp. 8.875%, 06/01/2025		37	38,825
SLM Corp. 4.20%, 10/29/2025		57	55,706

			899,352

Insurance – 0.2%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)		19	16,598
10.125%, 08/01/2026(a)		40	42,052
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		42	36,967
USI, Inc./NY 6.875%, 05/01/2025(a)		7	6,894

			102,511

Other Finance – 0.5%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	143,565
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		54	43,089
Intrum AB 3.50%, 07/15/2026(a)	EUR	100	98,107

			284,761

REITs – 2.3%
ADLER Group SA 2.75%, 11/13/2026(a)		100	72,581
Aedas Homes Opco Sl 4.00%, 08/15/2026		111	111,030
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	146	132,328
5.75%, 05/15/2026(a)		49	47,559

34 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diversified Healthcare Trust 4.75%, 02/15/2028	U.S.$	189	$161,219
9.75%, 06/15/2025		90	94,315
Hospitality Properties Trust 4.50%, 06/15/2023		25	24,503
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		198	170,517
4.875%, 09/15/2029(a)		69	63,278
5.25%, 07/15/2030(a)		25	22,947
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(a)		67	61,426
SBA Communications Corp. 3.125%, 02/01/2029		46	39,439
Service Properties Trust 7.50%, 09/15/2025		247	246,754
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	100	96,617

			1,344,513

			3,403,231

Utility – 0.9%
Electric – 0.7%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	96	89,042
5.125%, 03/15/2028(a)		133	120,818
Vistra Corp. 7.00%, 12/15/2026(a)(j)		28	27,253
8.00%, 10/15/2026(a)(j)		29	29,179
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		103	93,747
5.50%, 09/01/2026(a)		78	77,752

			437,791

Other Utility – 0.2%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		118	121,207

			558,998

Total Corporates - Non-Investment Grade (cost $50,264,658)			46,107,533

CORPORATES - INVESTMENT GRADE – 9.9%
Industrial – 6.5%
Basic – 1.1%
ArcelorMittal SA 7.00%, 10/15/2039		25	27,365

abfunds.com	AB HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Arconic Corp. 6.00%, 05/15/2025(a)	U.S.$	20	$20,100
CF Industries, Inc. 5.15%, 03/15/2034		23	23,723
Freeport-McMoRan, Inc. 5.00%, 09/01/2027		279	282,358
5.25%, 09/01/2029		104	104,068
5.40%, 11/14/2034		99	101,282
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	120	116,740

			675,636

Capital Goods – 0.1%
General Electric Co. Series D 4.156% (LIBOR 3 Month + 3.33%), 06/15/2022(h)(j)	U.S.$	40	38,025
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	4,109

			42,134

Communications - Media – 0.8%
Magallanes, Inc. 3.755%, 03/15/2027(a)		47	45,378
4.054%, 03/15/2029(a)		12	11,461
4.279%, 03/15/2032(a)		65	60,510
Netflix, Inc. 3.625%, 05/15/2027	EUR	124	131,656
4.375%, 11/15/2026	U.S.$	25	24,805
4.625%, 05/15/2029	EUR	113	124,761
4.875%, 04/15/2028	U.S.$	100	98,174

			496,745

Communications - Telecommunications – 0.8%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		21	20,549
T-Mobile USA, Inc. 2.625%, 02/15/2029		80	69,213
2.875%, 02/15/2031		155	131,907
3.375%, 04/15/2029(a)		47	42,545
3.50%, 04/15/2031(a)		126	111,684
4.75%, 02/01/2028		126	124,379

			500,277

Consumer Cyclical - Other – 0.3%
MDC Holdings, Inc. 6.00%, 01/15/2043		87	81,947
Toll Brothers Finance Corp. 4.875%, 03/15/2027		93	92,544

			174,491

36 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)	U.S.$	45	$42,266
6.125%, 03/15/2032(a)		37	34,312

			76,578

Consumer Non-Cyclical – 1.2%
BAT International Finance PLC 4.448%, 03/16/2028		116	111,749
HCA, Inc. 5.375%, 09/01/2026		33	33,797
5.625%, 09/01/2028		35	36,174
5.875%, 02/15/2026		54	55,943
Newell Brands, Inc. 4.10%, 04/01/2023		25	24,994
4.45%, 04/01/2026		190	187,901
4.875%, 06/01/2025		12	12,139
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		105	88,997
5.875%, 09/30/2027(a)		136	136,949

			688,643

Energy – 1.1%
Cenovus Energy, Inc. 5.40%, 06/15/2047		2	2,030
6.75%, 11/15/2039		1	1,649
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	13,883
5.75%, 01/15/2031(a)		28	28,723
Energy Transfer LP 4.40%, 03/15/2027		105	103,791
EQT Corp. 3.90%, 10/01/2027		118	113,193
6.625%, 02/01/2025		70	72,904
Hess Corp. 7.30%, 08/15/2031		36	41,834
Marathon Oil Corp. 6.80%, 03/15/2032		34	38,060
QEP Resources, Inc. 5.375%, 10/01/2022		1	515
Western Midstream Operating LP 3.95%, 06/01/2025		33	32,055
4.55%, 02/01/2030		49	45,144
4.65%, 07/01/2026		41	40,420
4.75%, 08/15/2028		12	11,683
5.45%, 04/01/2044		26	23,861
5.75%, 02/01/2050		84	74,107

			643,852

abfunds.com	AB HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)	U.S.$	5	$5,243

Technology – 0.5%
Broadcom, Inc. 4.00%, 04/15/2029(a)		13	12,408
4.15%, 04/15/2032(a)		41	38,051
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		125	123,110
MSCI, Inc. 4.00%, 11/15/2029(a)		25	23,009
Nokia Oyj 6.625%, 05/15/2039		64	73,862

			270,440

Transportation - Airlines – 0.5%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	44,368
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		234	240,560

			284,928

			3,858,967

Financial Institutions – 3.4%
Banking – 0.9%
Barclays Bank PLC 6.86%, 06/15/2032(a)(j)		15	18,233
Citigroup, Inc. Series T 6.25%, 08/15/2026(j)		38	38,304
Series W 4.00%, 12/10/2025(j)		18	16,385
Series Y 4.15%, 11/15/2026(j)		46	41,175
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		37	37,187
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(j)		128	121,158
HSBC Holdings PLC 4.762%, 03/29/2033		203	192,751
Lloyds Banking Group PLC 6.00%, 06/07/2032(j)	GBP	8	9,378
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(j)	U.S.$	111	101,458

			576,029

38 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(j)	U.S.$	58	$58,608

Finance – 0.4%
Aircastle Ltd. 2.85%, 01/26/2028(a)		2	1,750
5.25%, 08/11/2025(a)		148	147,713
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,785
3.50%, 11/01/2027(a)		18	16,528
4.125%, 08/01/2025(a)		16	15,608
4.375%, 01/30/2024(a)		36	35,854
4.875%, 10/01/2025(a)		6	5,970

			225,208

Insurance – 1.3%
ACE Capital Trust II 9.70%, 04/01/2030		20	27,035
Centene Corp. 2.50%, 03/01/2031		639	531,016
2.625%, 08/01/2031		43	35,865
3.00%, 10/15/2030		66	57,255
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	70,328
Prudential Financial, Inc. 5.20%, 03/15/2044		20	19,677
5.625%, 06/15/2043		50	49,984

			791,160

REITs – 0.7%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		93	93,733
5.75%, 02/01/2027		59	59,002
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		21	19,293
5.00%, 10/15/2027		122	117,054
5.25%, 08/01/2026		40	39,681
Office Properties Income Trust 3.45%, 10/15/2031		104	80,608

			409,371

			2,060,376

Total Corporates - Investment Grade (cost $6,284,568)			5,919,343

abfunds.com	AB HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.7%
Industrial – 4.2%
Basic – 0.0%
Nouryon Finance B.V. 4.006% (LIBOR 3 Month + 3.00%), 10/01/2025(k)	U.S.$	7	$7,333

Capital Goods – 0.3%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(k)		98	81,554
Apex Tool Group, LLC 5.750% (SOFR 1 Month + 5.25%), 02/08/2029(k)		45	42,882
Chariot Buyer LLC 4.506% (LIBOR 3 Month + 3.50%), 11/03/2028(k)		20	19,557
Granite US Holdings Corporation 5.063% (LIBOR 3 Month + 4.00%), 09/30/2026(k)		55	54,124

			198,117

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 5.264% (LIBOR 1 Month + 4.50%), 10/28/2027(k)		38	36,906
Clear Channel Outdoor Holdings, Inc. 4.264% (LIBOR 1 Month + 3.50%), 08/21/2026(k)		0	29
4.739% (LIBOR 3 Month + 3.50%), 08/21/2026(k)		12	11,374
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.764% (LIBOR 1 Month + 3.00%), 05/01/2026(k)		18	17,577
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(k)		52	51,861

			117,747

Communications - Telecommunications – 0.6%
Crown Subsea Communications Holding, Inc. 5.500% (LIBOR 1 Month + 4.75%), 04/27/2027(k)		56	55,839
DIRECTV Financing, LLC 5.764% (LIBOR 1 Month + 5.00%), 08/02/2027(k)		57	57,008

40 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intrado Corporation 5.000% (LIBOR 1 Month + 4.00%), 10/10/2024(k)	U.S.$	25	$23,582
Proofpoint, Inc. 6.758% (LIBOR 3 Month + 6.25%), 08/31/2029(k)		120	119,887
Zacapa SARL 4.766% (SOFR 3 Month + 4.25%), 03/22/2029(k)		99	97,902

			354,218

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 4.014% (LIBOR 1 Month + 3.25%), 04/30/2026(k)		42	41,539

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 3.813% (LIBOR 1 Month + 3.00%), 08/25/2028(k)		117	114,721

Consumer Cyclical - Other – 0.1%
Caesars Resort Collection, LLC 3.514% (LIBOR 1 Month + 2.75%), 12/23/2024(k)		37	36,982
Flutter Entertainment PLC 3.256% (LIBOR 3 Month + 2.25%), 07/21/2026(k)		4	4,060
Golden Nugget Online Gaming, LLC 13.000% (LIBOR 1 Month + 12.00%), 10/04/2023(b)(k)		1	800

			41,842

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 3.756% (LIBOR 3 Month + 2.75%), 02/05/2025(k)		6	5,942

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 4.514% (LIBOR 1 Month + 3.75%), 03/06/2028(k)		17	16,495
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(k)		79	78,566

			95,061

Consumer Non-Cyclical – 0.5%
Gainwell Acquisition Corp. 5.006% (LIBOR 3 Month + 4.00%), 10/01/2027(k)		40	39,327

abfunds.com	AB HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(k)	U.S.$	16	$15,472
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(k)		40	36,642
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 4.499% (LIBOR 1 Month + 3.75%), 11/16/2025(k)		27	26,979
Padagis LLC 5.719% (LIBOR 3 Month + 4.75%), 07/06/2028(b)(k)		28	28,165
U.S. Renal Care, Inc. 5.500% (LIBOR 1 Month + 5.00%), 06/26/2026(b)(k)		59	51,626
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.313% (LIBOR 3 Month + 5.25%), 12/15/2027(k)		89	88,701

			286,912

Energy – 0.5%
CITGO Petroleum Corporation 7.014% (LIBOR 1 Month + 6.25%), 03/28/2024(k)		35	34,387
GIP II Blue Holding, L.P. 5.506% (LIBOR 3 Month + 4.50%), 09/29/2028(k)		210	209,312
Parkway Generation, LLC 5.510% (LIBOR 1 Month + 4.75%), 02/18/2029(k)		59	59,177

			302,876

Other Industrial – 0.4%
American Tire Distributors, Inc. 6.918% (LIBOR 3 Month + 6.25%), 10/20/2028(k)		165	163,376
Dealer Tire, LLC 5.014% (LIBOR 1 Month + 4.25%), 12/12/2025(k)		20	19,511
FCG Acquisitions, Inc. 7.514% (LIBOR 1 Month + 6.75%), 03/30/2029(b)(k)		30	29,400
Rockwood Service Corporation 5.014% (LIBOR 1 Month + 4.25%), 01/23/2027(k)		3	3,251

			215,538

42 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
Amentum Government Services Holdings LLC 4.264% (LIBOR 1 Month + 3.50%), 01/29/2027(k)	U.S.$	20	$19,509
Garda World Security Corporation 4.920% (LIBOR 1 Month + 4.25%), 10/30/2026(k)		58	57,197
Verscend Holding Corp. 4.764% (LIBOR 1 Month + 4.00%), 08/27/2025(k)		26	25,817

			102,523

Technology – 1.0%
Ascend Learning, LLC 6.514% (LIBOR 1 Month + 5.75%), 12/10/2029(k)		50	49,312
Banff Guarantor, Inc. 6.264% (LIBOR 1 Month + 5.50%), 02/27/2026(k)		50	49,300
Boxer Parent Company, Inc. 4.514% (LIBOR 1 Month + 3.75%), 10/02/2025(k)		58	56,830
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(k)		74	70,266
FINThrive Software Intermediate Holdings, Inc. 7.250% (LIBOR 6 Month + 6.75%), 12/17/2029(k)		50	48,925
Loyalty Ventures, Inc. 5.264% (LIBOR 1 Month + 4.50%), 11/03/2027(k)		130	126,045
Peraton Corp. 4.514% (LIBOR 1 Month + 3.75%), 02/01/2028(k)		33	32,451
Playtika Holding Corp. 3.514% (LIBOR 1 Month + 2.75%), 03/13/2028(k)		59	58,717
Presidio Holdings Inc. 4.270% (LIBOR 1 Month + 3.50%), 01/22/2027(k)		1	701
4.740% (LIBOR 3 Month + 3.50%), 01/22/2027(k)		14	14,113
Veritas US, Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(k)		83	76,083

			582,743

			2,467,112

abfunds.com	AB HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Financial Institutions – 0.4%
Finance – 0.1%
Orbit Private Holdings I Ltd. 5.203% (LIBOR 3 Month + 4.50%), 12/11/2028(k)	U.S.$	30		$29,788

Insurance – 0.3%
Cross Financial Corp. 4.813% (LIBOR 3 Month + 4.00%), 09/15/2027(k)		45		44,402
Hub International Limited 4.180% (LIBOR 2 Month + 3.25%), 04/25/2025(k)		0	**	168
4.348% (LIBOR 3 Month + 3.25%), 04/25/2025(k)		67		66,156
Jones DesLauriers Insurance Management, Inc. 9.310% (CDOR 3 Month + 7.50%), 03/26/2029(b)(k)	CAD	95		71,950
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.514% (LIBOR 1 Month + 3.75%), 09/03/2026(k)	U.S.$	49		49,084

				231,760

				261,548

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 09/11/2026(k)		43		42,086
4.756% (LIBOR 3 Month + 3.75%), 09/11/2026(k)		9		8,384

				50,470

Total Bank Loans (cost $2,814,024)				2,779,130

EMERGING MARKETS - CORPORATE BONDS – 2.0%
Industrial – 2.0%
Basic – 0.3%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		91		87,360
First Quantum Minerals Ltd. 7.25%, 04/01/2023(a)		58		58,323

				145,683

Communications - Telecommunications – 0.3%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		180		174,882

44 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.1%
Allwyn Entertainment Fin 4.125% (EURIBOR 3 Month + 4.12%), 02/15/2028(h)	EUR	113	$114,532
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	236	185,260
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	186,875
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		209	180,785

			667,452

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(e)	ZAR	1	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(e)(f)(g)	U.S.$	17	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(e)(f)(g)		10	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(e)(f)(g)		2	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)		96	10

			10

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)		200	192,000

			1,180,027

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		28	27,541

Total Emerging Markets - Corporate Bonds (cost $1,463,108)			1,207,568

		Shares
COMMON STOCKS – 1.2%
Energy – 0.6%
Energy Equipment & Services – 0.0%
Vantage Drilling International(d)		247	3,551

Oil, Gas & Consumable Fuels – 0.6%
Berry Corp.		5,146	56,452
CHC Group LLC(d)		468	– 0	–

abfunds.com	AB HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Civitas Resources, Inc.	523	$30,658
Denbury, Inc.(d)	679	43,442
Diamond Offshore Drilling, Inc.(d)	5,350	41,998
Diamond Offshore Drilling, Inc.(g)	1,142	8,965
Edcon Ltd.(b)(e)	8,218	– 0	–
Global Partners LP/MA	1,004	26,455
Gulfport Energy Corp.(d)	1,088	102,250
K201640219 South Africa Ltd. A Shares(b)(e)	191,574	– 0	–
K201640219 South Africa Ltd. B Shares(b)(e)	30,276	– 0	–
SandRidge Energy, Inc.(d)	5	93
Whiting Petroleum Corp.	142	10,373

		320,686

		324,237

Consumer Discretionary – 0.2%
Auto Components – 0.2%
ATD New Holdings, Inc.(b)(d)	1,009	82,907
Exide Corp.(b)(e)	7	5,775

		88,682

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(d)	151	10,008

		98,690

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc.(b)(d)(e)	3,584	86,016

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Emergence SA(b)	1,932	61,099
Intelsat Jackson Holdings SA(b)(d)(e)	402	– 0	–

		61,099

Media – 0.0%
DISH Network Corp. – Class A(d)	100	2,851
iHeartMedia, Inc. – Class A(d)	1,045	16,710

		19,561

		80,660

Materials – 0.1%
Containers & Packaging – 0.0%
Westrock Co.	6	297

Metals & Mining – 0.1%
Bis Industries Holdings(b)(e)	21,027	– 0	–
Neenah Enterprises, Inc.(b)(d)(e)	4,481	68,649

		68,649

		68,946

46 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 0.0%
Construction & Engineering – 0.0%
WillScot Mobile Mini Holdings Corp.(d)	508	$17,831

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(d)	1,385	12,811
Monitronics International, Inc.(d)	578	145

		12,956

Total Common Stocks (cost $828,120)		689,336

PREFERRED STOCKS – 0.4%
Industrial – 0.3%
Consumer Cyclical - Automotive – 0.1%
Exide International Holdings LP 0.00%(b)(e)(g)	39	31,395

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%	490	9,800

Energy – 0.1%
Gulfport Energy Corp. 10.00%(b)	4	27,200
Targa Resources Corp. Series A 9.50%	70	74,718

		101,918

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%	1,425	40,684

		183,797

Financial Institutions – 0.1%
Capital Markets – 0.1%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%	2,175	33,169

Total Preferred Stocks (cost $168,855)		216,966

abfunds.com	AB HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 0.1%
Mexico – 0.1%
Mexican Bonos Series M 5.75%, 03/05/2026	MXN	1,202	$52,598
Series M 20 10.00%, 12/05/2024		480	24,033

Total Governments - Treasuries (cost $91,355)			76,631

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.918% (LIBOR 1 Month + 4.25%), 11/25/2023(h)	U.S.$	20	20,528
Series 2014-HQ2, Class M3 4.418% (LIBOR 1 Month + 3.75%), 09/25/2024(h)		25	25,348
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.068% (LIBOR 1 Month + 4.40%), 01/25/2024(h)		5	4,950

			50,826

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		4	2,447
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		4	2,041

			4,488

Total Collateralized Mortgage Obligations (cost $56,849)			55,314

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.631%, 07/10/2047(a)		15	13,774

48 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2014-GC18, Class D 5.226%, 01/10/2047(a)	U.S.$	11	$5,056
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.049%, 01/15/2047(a)		29	27,420

Total Commercial Mortgage-Backed Securities (cost $54,088)			46,250

EMERGING MARKETS - TREASURIES – 0.0%
South Africa – 0.0%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023 (cost $21,030)	ZAR	283	18,207

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(d)		1,210	484
Battalion Oil Corp., expiring 10/08/2022(b)(d)(e)		9	– 0	–
SandRidge Energy, Inc. A-CW22, expiring 10/03/2022(d)		1,980	119
SandRidge Energy, Inc. B-CW22, expiring 10/03/2022(d)		831	33
Willscot Corp., expiring 11/29/2022(b)(d)(e)		787	15,578

Total Warrants (cost $13,126)			16,214

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(d) (cost $0)		3,442	4,395

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(l)(m)(n) (cost $1,234,327)		1,234,327	1,234,327

Total Investments – 98.0% (cost $63,294,108)			58,371,214
Other assets less liabilities – 2.0%			1,174,411

Net Assets – 100.0%			$59,545,625

abfunds.com	AB HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	4	June 2022	$562,750	$(61,625)
U.S. T-Note 5 Yr (CBT) Futures	16	June 2022	1,802,750	(79,000)
U.S. T-Note 10 Yr (CBT) Futures	16	June 2022	1,906,500	(115,727)

Sold Contracts
Euro-OAT Futures	1	June 2022	153,854	12,480

				$(243,872)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	EUR	185	USD	209	05/12/2022	$14,026
Brown Brothers Harriman & Co.	USD	156	EUR	139	05/12/2022	(9,962)
Brown Brothers Harriman & Co.	MXN	1,254	USD	61	05/19/2022	(26)
Brown Brothers Harriman & Co.	GBP	215	USD	280	06/09/2022	10,422
Brown Brothers Harriman & Co.	CAD	102	USD	82	07/21/2022	2,262
Morgan Stanley Capital Services LLC	EUR	3,577	USD	4,094	05/12/2022	319,471

						$336,193

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	3.94%	USD 255	$9,037	$(206)	$9,243
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	5.00	Quarterly	4.63	USD 304	6,330	14,278	(7,948)
iTraxx Europe Crossover Series 37, 5 Year Index, 6/20/2027*	5.00	Quarterly	4.28	EUR 330	12,735	21,813	(9,078)

					$28,102	$35,885	$(7,783)

*	Termination date

50 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,770	03/06/2023	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$11,261	$	– 0	–	$11,261
USD	2,835	09/02/2025	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	64,071		(8,311)		72,382
USD	961	01/15/2026	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	30,915		5,398		25,517
USD	651	02/16/2026	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	31,652		7,434		24,218
USD	150	03/31/2026	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	7,398		– 0	–	7,398
USD	100	05/03/2026	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	3,996		– 0	–	3,996
USD	800	06/01/2026	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	35,606		32,362		3,244
USD	4,650	04/28/2027	3 Month LIBOR	2.330%	Quarterly/Semi-Annual	(148,051)		16,658		(164,709)
USD	350	05/03/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	8,188		112		8,076
USD	940	03/06/2028	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	2,983		– 0	–	2,983

						$48,019		$53,653		$(5,634)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	7.50%	USD	166	$68,281	$19,444	$48,837
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	(3.00)	Monthly	7.50	USD	180	43,515	17,812	25,703
Sale Contracts
BNP Paribas SA
Altice France SA, 6/20/2024*	5.00	Quarterly	1.95	EUR	70	5,169	2,698	2,471
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	27	(11,001)	(3,091)	(7,910)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	63	(26,175)	(6,824)	(19,351)

abfunds.com	AB HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
International Game Technology PLC, 4.750%, 02/15/2023, 06/20/2022*	5.00%	Quarterly	0.26%	EUR	100	$1,253	$1,550	$(297)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	70	(17,010)	(4,433)	(12,577)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	236	(57,153)	(15,289)	(41,864)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.17	USD	10	661	211	450
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.17	USD	20	1,322	661	661
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	150	(61,797)	(25,295)	(36,502)

						$(52,935)	$(12,556)	$(40,379)

*	Termination date

TOTAL RETURN SWAPS (see Note D)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1	1 Day SOFR	Maturity	USD 538	06/20/2022	$(42,121)
Morgan Stanley Capital Services LLC iShares iBoxx $ High Yield Corporate Bond ETF	FedFund Effective Minus 2.50%	Maturity	USD 322	05/30/2022	(82)

					$(42,203)

**	Principal amount less than 500.

52 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $40,168,718 or 67.5% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Defaulted matured security.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2022.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of April 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Diamond Offshore Drilling, Inc.	04/23/2021	$19,989		$8,965		0.02%
ESC CB Intelsat Jackson 8.50%, 10/15/2024		– 0	–	– 0	–	0.00%
Exide International Holdings LP	11/05/2020	29,328		31,395		0.05%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	02/05/2020 - 06/30/2021	16,398		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	12/22/2016 - 06/30/2021	10,323		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018 - 06/04/2019	28,010		27,541		0.05%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2020	4,111		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161		10		0.00%

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(i)	Convertible security.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR or the LIBOR/CDOR floor rate plus spread at April 30, 2022.

(l)	Affiliated investments.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

LIBOR – London Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $62,059,781)	$57,136,887
Affiliated issuers (cost $1,234,327)	1,234,327
Cash	5,570
Cash collateral due from broker	188,190
Foreign currencies, at value (cost $23,925)	23,541
Unaffiliated dividends and interest receivable	852,002
Unrealized appreciation on forward currency exchange contracts	346,181
Receivable for investment securities sold	173,731
Market value of credit default swaps (net premiums paid $42,376)	120,201
Receivable for capital stock sold	118,744
Receivable from Adviser	11,662
Receivable for terminated total return swaps	264
Affiliated dividends receivable	221

Total assets	60,211,521

Liabilities
Market value of credit default swaps (net premiums received $54,932)	173,136
Payable for capital stock redeemed	120,593
Custody and accounting fees payable	88,793
Dividends payable	77,299
Audit and tax fee payable	60,654
Unrealized depreciation on total return swaps	42,203
Payable for terminated total return swaps	14,591
Unrealized depreciation on forward currency exchange contracts	9,988
Payable for variation margin on futures	7,421
Payable for variation margin on centrally cleared swaps	5,307
Payable for capital gains taxes	4,319
Transfer Agent fee payable	1,967
Directors’ fee payable	1,718
Distribution fee payable	241
Accrued expenses	57,666

Total liabilities	665,896

Net Assets	$59,545,625

Composition of Net Assets
Capital stock, at par	$6,624
Additional paid-in capital	74,189,905
Accumulated loss	(14,650,904)

$59,545,625

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,115,313	124,043	$8.99	*

Advisor	$58,355,315	6,491,347	$8.99

Z	$74,997	8,342	$8.99

*	The maximum offering price per share for Class A shares was $9.39, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 55

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $1,048)	$1,510,404
Dividends
Unaffiliated issuers	16,016
Affiliated issuers	351	$1,526,771

Expenses
Advisory fee (see Note B)	138,953
Transfer agency—Class A	500
Transfer agency—Advisor Class	38,046
Transfer agency—Class Z	9
Distribution fee—Class A	979
Audit and tax	64,996
Custody and accounting	56,713
Administrative	38,934
Registration fees	32,200
Legal	20,075
Printing	18,116
Directors’ fees	9,491
Miscellaneous	4,989

Total expenses	424,001
Less: expenses waived and reimbursed by the Adviser (see Note B)	(238,323)

Net expenses		185,678

Net investment income		1,341,093

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		121,945
Forward currency exchange contracts		78,474
Futures		(213,886)
Swaps		(74,328)
Foreign currency transactions		26,075
Net change in unrealized appreciation/depreciation on:
Investments(b)		(5,974,242)
Forward currency exchange contracts		266,199
Futures		(183,706)
Swaps		(2,918)
Foreign currency denominated assets and liabilities		(3,041)

Net loss on investment and foreign currency transactions		(5,959,428)

Net Decrease in Net Assets from Operations		$(4,618,335)

(a)	Net of foreign realized capital gains taxes of $166.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,580.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (unaudited)	For the Period January 1, 2021 to October 31, 2021(a)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,341,093	$1,969,179	$2,090,232
Net realized gain (loss) on investment and foreign currency transactions	(61,720)	1,151,868	129,191
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(5,897,708)	(646,735)	970,654

Net increase (decrease) in net assets from operations	(4,618,335)	2,474,312	3,190,077
Distributions to Shareholders
Class A	(18,952)	(1,360)	– 0	–
Advisor Class	(1,768,407)	(2,142,401)	(2,379,537)
Class Z	(2,273)	(544)	– 0	–
Capital Stock Transactions
Net increase (decrease)	2,128,359	24,744,091	(2,277,269)

Total increase (decrease)	(4,279,608)	25,074,098	(1,466,729)
Net Assets
Beginning of period	63,825,233	38,751,135	40,217,864

End of period	$59,545,625	$63,825,233	$38,751,135

(a)	The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 57

NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Fund”), a diversified portfolio. On April 30, 2021, the Fund’s name was changed from the AB FlexFee High Yield Portfolio to AB High Yield Portfolio and the fiscal year end changed from December 31 to October 31. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective April 30, 2021 the Fund recommenced offering of Class A and Class Z shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class C, Class R, Class K or Class I were outstanding as of April 30, 2022. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$46,103,742	#	$3,791	#	$46,107,533
Corporates – Investment Grade		– 0	–	5,919,343		– 0	–	5,919,343
Bank Loans		– 0	–	2,597,189		181,941		2,779,130
Emerging Markets – Corporate Bonds		– 0	–	1,207,558	#	10	#	1,207,568
Common Stocks		384,890		0	#	304,446	#	689,336
Preferred Stocks		50,484		107,887		58,595		216,966
Governments – Treasuries		– 0	–	76,631		– 0	–	76,631
Collateralized Mortgage Obligations		– 0	–	55,314		– 0	–	55,314
Commercial Mortgage-Backed Securities		– 0	–	46,250		– 0	–	46,250
Emerging Markets – Treasuries		– 0	–	18,207		– 0	–	18,207
Warrants		636		– 0	–	15,578	#	16,214
Rights		– 0	–	– 0	–	4,395		4,395
Short-Term Investments:
Investment Companies		1,234,327		– 0	–	– 0	–	1,234,327

Total Investments in Securities		1,670,337		56,132,121		568,756		58,371,214
Other Financial Instruments*:
Assets
Futures		12,480		– 0	–	– 0	–	12,480	†
Forward Currency Exchange Contracts		– 0	–	346,181		– 0	–	346,181
Centrally Cleared Credit Default Swaps		– 0	–	28,102		– 0	–	28,102	†
Centrally Cleared Interest Rate Swaps		– 0	–	196,070		– 0	–	196,070	†
Credit Default Swaps		– 0	–	120,201		– 0	–	120,201
Liabilities
Futures		(256,352)		– 0	–	– 0	–	(256,352	)†
Forward Currency Exchange Contracts		– 0	–	(9,988)		– 0	–	(9,988)
Centrally Cleared Interest Rate Swaps		– 0	–	(148,051)		– 0	–	(148,051	)†
Credit Default Swaps		– 0	–	(173,136)		– 0	–	(173,136)
Total Return Swaps		– 0	–	(42,203)		– 0	–	(42,203)

Total		$1,426,465		$56,449,297		$568,756		$58,444,518

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund has a tax year-end of December 31 concurrent with the filing of the Fund’s tax returns.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective April 30, 2021, under an amended advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. Prior to April 30, 2021, the Fund calculated and accrued daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The prior advisory fee was increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depended on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeded, or was exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment was calculated and accrued daily, according to a

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schedule that added or subtracted .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeded or lagged the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) could not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeded, or was exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund paid the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund paid to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance was measured (“Performance Period”) was initially from February 26, 2018 to December 31, 2019 and thereafter was each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser had agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount was less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the period from January 1, 2021 until the implementation of the new advisory fee on April 30, 2021, the Fund paid the minimum fee under the prior advisory fee arrangement (0.20% of the Fund’s average daily net assets) as a result of a fee waiver by the Adviser.

Effective April 30, 2021, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .85%, .60% and .60% of daily average net assets for the Class A, Advisor Class and Class Z, respectively. For the six months ended April 30, 2022, such reimbursements/ waivers amounted to $198,762. The Expense Cap will remain in effect until January 31, 2023 and then may be continued thereafter from year to year by the Adviser.

Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are/were subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

repayment amount to $484,978 for the year ended December 31, 2019. Prior to April 30, 2021, the Advisor had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth in the preceding sentence) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $38,934.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,519 for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $627.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,464	$17,473	$18,703	$1,234	$0	*

*	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$16,798,235		$15,341,943
U.S. government securities	– 0	–	309,621

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,331,118
Gross unrealized depreciation	(6,257,690)

Net unrealized depreciation	$(4,926,572)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange

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rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and

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variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2022, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where

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applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2022, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

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provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$12,480	*	Receivable/Payable for variation margin on futures	$256,352	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	159,075	*	Receivable/Payable for variation margin on centrally cleared swaps	164,709	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	346,181		Unrealized depreciation on forward currency exchange contracts	9,988

Credit contracts	Market value of credit default swaps	120,201		Market value of credit default swaps	173,136

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	9,243	*	Receivable/Payable for variation margin on centrally cleared swaps	17,026	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts			Unrealized depreciation on total return swaps	$42,203

Total		$647,180		$663,414

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$3,532	$57,097

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(203,808)	(176,531)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	78,474	266,199

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(77,860)	(60,015)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(10,078)	(7,175)

Total		$(209,740)	$79,575

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,846,181
Centrally Cleared Interest Rate Swaps
Average notional amount	$13,207,000
Credit Default Swaps:
Average notional amount of buy contracts	$360,521
Average notional amount of sale contracts	$790,754
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$117,723
Average principal amount of sale contracts	$4,160,007
Futures:
Average notional amount of buy contracts	$4,779,747
Average notional amount of sale contracts	$184,145
Total Return Swaps:
Average notional amount	$675,542

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$5,169	$	– 0	–	$	– 0	–	$	– 0	–	$5,169
Brown Brothers Harriman & Co	26,710		(9,988)			– 0	–		– 0	–	16,722
Credit Suisse International	69,534		(37,176)			– 0	–		– 0	–	32,358
Goldman Sachs International	45,498		(45,498)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	319,471		(82)			– 0	–		– 0	–	319,389

Total	$466,382		$(92,744)		$	– 0	–	$	– 0	–	$373,638	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Brown Brothers Harriman & Co	$9,988	$(9,988)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	37,176	(37,176)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	74,163	– 0	–		– 0	–		– 0	–		74,163
Goldman Sachs International	103,918	(45,498)			– 0	–		– 0	–		58,420
Morgan Stanley Capital Services LLC	82	(82)			– 0	–		– 0	–		– 0	–

Total	$225,327	$(92,744)		$	– 0	–	$	– 0	–		$132,583	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	Six Months Ended April 30, 2022 (unaudited)	January 1, 2021 to October 31, 2021(a)		Year Ended December 31, 2020		Six Months Ended April 30, 2022 (unaudited)	January 1, 2021 to October 31, 2021(a)		Year Ended December 31, 2020

Class A*
Shares sold	108,187	15,725		– 0	–	$1,052,354	$157,857		$	– 0	–

Shares issued in reinvestment of dividends	633	90		– 0	–	5,960	899			– 0	–

Shares redeemed	(592)	– 0	–	– 0	–	(5,433)	– 0	–		– 0	–

Net increase	108,228	15,815		– 0	–	$1,052,881	$158,756		$	– 0	–

Advisor Class
Shares sold	2,146,678	3,689,392		1,342,319		$20,776,657	$36,953,019			$12,290,493

Shares issued in reinvestment of dividends	97,596	90,586		121,319		936,575	905,458			1,122,225

Shares redeemed	(2,126,481)	(1,335,401)		(1,709,250)		(20,662,388)	(13,332,322)			(15,689,987)

Net increase (decrease)	117,793	2,444,577		(245,612)		$1,050,844	$24,526,155			$(2,277,269)

Class Z*
Shares sold	2,395	5,880		– 0	–	$24,000	$59,180		$	– 0	–

Shares issued in reinvestment of dividends	67	– 0	–	– 0	–	634	– 0	–		– 0	–

Net increase	2,462	5,880		– 0	–	$24,634	$59,180		$	– 0	–

(a)	The Fund changed its fiscal year end from December 31 to October 31.

*	Commenced distributions on April 30, 2021.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest–Rate Risk— Changes in interest rates will affect the value of investments in fixed–income securities. When interest rates rise, the value of existing investments in fixed–income securities tends to fall and this decrease in value may not be offset by higher income from new

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investments. Interest rate risk is generally greater for fixed–income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The

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use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market

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participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other

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short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended October 31, 2021 and tax years ended December 31, 2020 and December 31, 2019 were as follows:

	October 2021	December 2020	December 2019
Distributions paid from:
Ordinary income	$2,144,305	$2,379,537	$2,205,237

Total taxable distributions paid	$2,144,305	$2,379,537	$2,205,237

As of December 31, 2020, the Fund’s most recent tax year-end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$189,428
Accumulated capital and other losses	(9,990,151	)(a)
Unrealized appreciation/(depreciation)	1,321,144	(b)

Total accumulated earnings/(deficit)	$(8,479,579	)(c)

(a)

As of December 31, 2020, the Fund’s most recent tax year end, the Fund had a net capital loss carryforward of $9,990,151. During the tax year, the Fund utilized $3,705 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $5,227,619 and a net long-term capital loss carryforward of $4,762,532, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2022		April 30, 2021(a) to October 31, 2021(b)		November 1, 2017 to February 26, 2018(a)		Year Ended October 31, 2017
	(unaudited	)

Net asset value, beginning of period	$ 9.98		$ 9.98		$ 9.71		$ 9.46

Income From Investment Operations

Net investment income(c)(d)	.20		.17		.15		.46

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.92)		.05		(.18)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (e)

Net increase (decrease) in net asset value from operations	(.72)		.22		(.03)		.71

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.22)		(.12)		(.42)

Return of capital	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.27)		(.22)		(.12)		(.46)

Net asset value, end of period	$ 8.99		$ 9.98		$ 9.56		$ 9.71

Total Return

Total investment return based on net asset value(f)*	(7.39	) %	2.23%		(.02	) %	7.61%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,115		$158		$3,131		$5,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.85	%^	.85	%^	.95	%^	.95%

Expenses, before waivers/reimbursements(g)(h)†	1.64	%^	2.28	%^	3.27	%^	2.64%

Net investment income(d)	4.23	%^	3.43	%^	4.70	%^	4.82%

Portfolio turnover rate+++	26%		36%		75%		65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00	%^	.00	%^	.01%

See footnote summary on page 86.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2022 (unaudited)	January 1, 2021 to October 31, 2021(b)	Year Ended December 31,	November 1, 2018 to December 31, 2018(i)	Year Ended October 31,
2020	2019	2018	2017

Net asset value, beginning of period	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36	$ 9.71	$ 9.46

Income From Investment Operations

Net investment income(c)(d)	.21	.38	.50	.52	.09	.50	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.92)	.16	.30	.77	(.41)	(.37)	.24

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)	.00	(e)

Net increase (decrease) in net asset value from operations	(.71)	.54	.80	1.29	(.32)	.13	.73

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.42)	(.57)	(.56)	(.14)	(.48)	(.43)
Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.28)	(.42)	(.57)	(.56)	(.14)	(.48)	(.48)

Net asset value, end of period	$ 8.99	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36	$ 9.71

Total Return

Total investment return based on net asset value(f)*	(7.28	) %	5.56%	8.95	%+	14.77	%+	(3.45	) %	1.32	%**	7.89	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,356	$63,608	$38,751	$40,218	$30,509	$33,990	$4,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.60	%^	.51	%^	.70%	.29	%++	.29	%^++	.33%	.71%

Expenses, before waivers/reimbursements(g)(h)†	1.37	%^	1.74	%^	2.17%	1.84	%++	3.25	%^++	2.56%	2.49%

Net investment income(d)	4.34	%^	4.60	%^	5.41%	5.45%	5.73	%^	5.20%	5.11%

Portfolio turnover rate+++	26%	36%	75%	40%	5%	75%	65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00	%^	.00%	.01%	.01	%^	.01%	.01%

See footnote summary on page 86.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2022 (unaudited)		April 30, 2021(a) to October 31 2021(b)		November 1, 2017 to February 26, 2018(a)		Year Ended October 31, 2017

Net asset value, beginning of period	$ 9.98		$ 9.98		$ 9.70		$9.45

Income From Investment Operations

Net investment income(c)(d)	.21		.18		.16		.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.92)		.05		(.18)		.24

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (e)

Net increase (decrease) in net asset value from operations	(.71)		.23		(.02)		.73

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.23)		(.13)		(.43)

Return of capital	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.28)		(.23)		(.13)		(.48)

Net asset value, end of period	$ 8.99		$ 9.98		$ 9.55		$ 9.70

Total Return

Total investment return based on net asset value(h)*	(7.28	) %	2.36%		.14%		7.91%+
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75		$59		$417		$499

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.60	%^	.60	%^	.70	%^	.73%

Expenses, before waivers/reimbursements(g)(h)†	1.28	%^	1.92	%^	2.78	%^	1.41%

Net investment income(d)	4.38	%^	3.61	%^	5.04	%^	5.12%

Portfolio turnover rate+++	26%		36%		75%		65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00	%^	.00	%^	.01%

See footnote summary on page 86.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Class A and Class Z shares of the Fund were not in operation from February 26, 2018 until April 30, 2021.

(b)	The Fund changed its fiscal year end from December 31 to October 31.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2022 (unaudited)		January 1, 2021 to October 31, 2021(b)		Year Ended December 31,		November 1, 2018 to December 31, 2018(i)		Year Ended October 31,
					2020	2019			2018		2017
Class A

Net of waivers/ reimbursements	.85	%^	.85	%^	N/A	N/A	N/A		.95	%(a)^	.95%
Before waivers/ reimbursements	1.64	%^	2.28	%^	N/A	N/A	N/A		3.27	%(a)^	2.69%
Advisor Class

Net of waivers/ reimbursements	.60	%^	.51	%^	.70%	.29%	.29	%^	.31%		.70%
Before waivers/ reimbursements	1.37	%^	1.74	%^	2.17%	1.84%	3.25	%^	2.54%		2.54%
Class Z

Net of waivers/ reimbursements	.60	%^	.60	%^	N/A	N/A	N/A		.70	%(a)^	.73%
Before waivers/ reimbursements	1.28	%^	1.92	%^	N/A	N/A	N/A		2.77	%(a)^	1.47%

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018 and October 31, 2017, such waivers amounted to ..01%, .01% (annualized), .01% and .01%, respectively.

(i)	The Fund changed its fiscal year end from October 31 to December 31.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018 and October 31, 2017 by .01%, .03% and .07%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Robert Schwartz(2), Vice President William Smith(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nasvhille, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld, Schwartz and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Board Consideration of Amendment to the Fund’s Advisory Agreement

At the Board Meeting held by video conference on November 3-5, 2020, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) of AB Bond Fund, Inc. (the “Company”) consider and approve an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB FlexFeeTM High Yield Portfolio (the “Fund”)* to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the performance-based advisory fee. The Adviser cited the following reasons for its recommendation:

•

The performance-based fee structure has failed to increase investor demand and attract significant assets for the Fund, making it more difficult for the Fund to achieve economies of scale. The Adviser also observed that the Fund’s then-current advisory fee structure was not in line with those of peer funds, noting that few other firms had made a substantial effort to launch fulcrum fee funds since implementation of the performance-based fee structure for the Fund in 2018.

•	The methodology used to calculate the performance-based fee is complex, preventing the Fund from being more competitive in the mutual fund marketplace.

•

The performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to significant fluctuations in advisory fees and total expense ratios that can result from fund performance fluctuations. This was a particular issue in the qualified plan context, where uncertainty about the amount of future fees has been a concern.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two-year period, at the Board Meeting. The Board, including the Independent Directors, also recommended approval of the Amended Agreement by stockholders.

At the Board Meeting, the Board also approved, upon recommendation of the Adviser, (i) changing the Fund’s name to “AB High Yield Portfolio”; (ii) changing the benchmark against which the Fund’s performance is compared in the Fund’s prospectus and shareholder reports from the Markit iBoxx USD Liquid High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the index used by the Fund

*	Effective April 30, 2021, the Fund changed its name to AB High Yield Portfolio.

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prior to the implementation of the performance-based fee structure; (iii) changing the Fund’s fiscal year end from December 31 to October 31, to be consistent with the other fixed-income mutual funds advised by the Adviser with conventional asset-based advisory fees; and (iv) changing the Fund’s dividend policy to declare dividends daily instead of monthly. The Directors also noted the Adviser’s intent, in connection with these changes, to offer Class A and Class Z shares in addition to Advisor Class shares. Implementation of the foregoing changes and actions was conditioned upon approval by stockholders of the Amended Agreement and would be effective on or about May 1, 2021.

The Directors also considered that the Fund would not bear the expenses relating to the above-referenced changes, including expenses relating to the special meeting of stockholders called to approve the Amended Agreement and the preparation, printing and mailing of the proxy materials and of all related solicitations, in light of the applicable expense limitation agreement and the Adviser’s agreement to bear such expenses to the extent not subject to such expense limitation agreement.

At the Board Meeting, the Directors also approved the continuance of the Fund’s then-current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to their approval of the Amended Agreement and the continuance of the then-current Advisory Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement and the proposed continuance of the then-current Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The Directors also discussed the proposed approvals in private sessions with counsel.

The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the then-current Advisory Agreement, except for (i) the absence of the performance-based advisory fee and adoption of a more conventional advisory fee, which would consist of an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) under the Amended Agreement and (ii) the change in the name of the Fund.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its

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responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the then-current and proposed management fees. In connection with their consideration of the then-current management fee, the Directors considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the then-current Advisory Agreement and the Amended Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services provided by the Adviser under the then-current Advisory Agreement and to be provided under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The Directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio

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management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the then-current Advisory Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser had not requested any reimbursements from the Fund in 2020 through the date of the Board Meeting, in the Fund’s fiscal year ended December 31, 2019, in the two-month fiscal period ended December 31, 2018 and in the fiscal year ended October 31, 2018. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the then-current Advisory Agreement and to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s then-current Advisory Agreement the Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the Directors. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The Directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The Directors noted that, due to the performance fee component of the advisory fee under the then-current Advisory Agreement, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives. The Directors noted that, due to the elimination of the performance fee, profitability in respect of periods after the effective date of the Amended Agreement (if it becomes effective) would no longer be directly affected by investment performance relative to the Fund’s benchmark index.

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The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2021 and subsequent years would differ from that reviewed previously as a result of the elimination of the performance fee.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the money market fund advised by the Adviser in which the Fund invests. including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of Class A shares to be offered with the implementation of the Amended Agreement, and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Board Meeting, the Directors reviewed performance information for the Fund’s operations prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2020. Based on their review, the Directors concluded that the Fund’s investment performance was acceptable. In connection with their consideration of the Amended Agreement, the Directors noted that the Fund’s performance would have been different had the fee schedule in the Amended Agreement been in effect during such periods.

Management Fees and Other Expenses

The Directors considered the advisory fee rate payable by the Fund to the Adviser under the then-current Advisory Agreement and the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The Directors considered the

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Fund’s contractual effective advisory fee rate under the then-current Advisory Agreement against a peer group median. The Directors also compared the Fund’s proposed contractual effective advisory fee rate under the Amended Agreement with a peer group median. The information reviewed by the Directors showed that its proposed contractual effective advisory fee rate under the Amended Agreement was lower than the peer group median.

The Directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule under the then-current Advisory Agreement and the Amended Agreement, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their

abfunds.com	AB HIGH YIELD PORTFOLIO | 95

advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s operations under the then-current performance-based advisory fee structure, the Directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the Directors considered the Adviser’s expense cap for the Fund. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed implementation of an asset-based advisory fee with breakpoints at specific asset levels as provided in the Amended Agreement, the Directors considered the proposed total expense ratio of the Advisor Class shares of the Fund (Class A and Class Z shares will also be offered) in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s proposed expense cap for the Fund’s Advisor Class shares, with corresponding expense caps for the other classes of shares, for an initial period to end no earlier than April 30, 2022. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s proposed expense ratios were acceptable.

Economies of Scale

The Directors noted that the proposed advisory fee schedule for the Fund in the Amended Agreement, unlike the advisory fee schedule in the then-current Advisory Agreement, contains breakpoints that reduce the fee rates on assets above specified levels. The Directors took into consideration prior presentations by an independent consultant on economies of

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scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The Directors also previously discussed economies of scale with an independent fee consultant. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the Directors concluded that the Fund’s stockholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB HIGH YIELD PORTFOLIO | 97

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

98 | AB HIGH YIELD PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB HIGH YIELD PORTFOLIO | 99

NOTES

100 | AB HIGH YIELD PORTFOLIO	abfunds.com

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HY-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB INCOME FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 8, 2022

This report provides management’s discussion of fund performance for the AB Income Fund for the semi-annual reporting period ended April 30, 2022.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB INCOME FUND[1]

Class A Shares	-9.64%	-9.21%

Class C Shares	-9.97%	-9.77%

Advisor Class Shares[2]	-9.52%	-8.86%

Class Z Shares[2]	-9.50%	-8.82%

Bloomberg US Aggregate Bond Index	-9.47%	-8.51%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2022, by 0.00% and 0.01%, respectively. Also includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance for the six- and 12-month periods ended April 30, 2022, by 0.00% and 0.04%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2022.

During both periods, all share classes underperformed the benchmark, before sales charges. In the six-month period, an overweight to the five-year part of the curve detracted the most, relative to the benchmark, and was partially offset by underweight positioning on the 20- to 30-year parts of the curve. Sector allocation contributed, mostly from an overweight to US Treasuries, an underweight to investment-grade corporate bonds and off-benchmark exposure to high-yield corporate bonds that exceeded a loss from off-benchmark exposure to emerging-market sovereign bonds. Security selection also added during the period, primarily due to selection within commercial mortgage-backed securities (“CMBS”) and investment-grade corporate bonds that gained more than losses within high-yield corporate bonds and quasi-sovereign bonds. Off-benchmark country

2 | AB INCOME FUND	abfunds.com

allocation to Canada and Australia added to performance, partially offset by a loss from exposure in Russia. Currency decisions did not have a meaningful impact on performance during the period.

During the 12-month period, yield-curve positioning was the largest detractor, due to an overweight on the five-year part of the curve that was a greater loss than underweights to the 20- and 30-year parts of the curve. Country allocation also detracted, the result of off-benchmark allocation to Russia and Brazil. Security selection contributed, mostly due to gains from selection within CMBS, investment-grade corporate bonds and off-benchmark high-yield corporate bonds that were larger than losses among quasi-sovereign and US agency mortgages. Sector allocation added to returns, as an overweight to US Treasuries, an underweight to US agency mortgages and off-benchmark exposure to high-yield corporate bonds and agency risk-sharing transactions exceeded a loss from exposure to emerging-market sovereign bonds. Currency decisions added slightly to performance.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaptions and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Interest rate swaptions and currency options were also used to generate income. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2022, fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Inflation remained elevated and worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Major central banks started the process of raising interest rates and ending bond purchases. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply from supply concerns and increased demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in

abfunds.com	AB INCOME FUND | 3

government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

4 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016, shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

8 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.41%

1 Year	-9.21%	-13.03%

5 Years	1.10%	0.23%

Since Inception[2]	2.02%	1.30%

CLASS C SHARES			3.84%

1 Year	-9.77%	-10.65%

5 Years	0.34%	0.34%

Since Inception[2]	1.28%	1.28%

ADVISOR CLASS SHARES[3,4]			4.88%

1 Year	-8.86%	-8.86%

5 Years	1.35%	1.35%

10 Years	3.11%	3.11%

CLASS Z SHARES[4]			4.96%

1 Year	-8.82%	-8.82%

Since Inception[2]	-1.39%	-1.39%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.80%, 1.55%, 0.55% and 0.49% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser through April 22, 2018, under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

4

These share classes are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.32%

5 Years	1.39%

Since Inception[1]	2.01%

CLASS C SHARES

1 Year	-5.90%

5 Years	1.49%

Since Inception[1]	1.99%

ADVISOR CLASS SHARES[2,3]

1 Year	-4.02%

5 Years	2.53%

10 Years	3.72%

CLASS Z SHARES[3]

1 Year	-3.85%

Since Inception[1]	0.25%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$903.60	$3.82	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class C
Actual	$1,000	$900.30	$7.35	1.56%
Hypothetical**	$1,000	$1,017.06	$7.80	1.56%
Advisor Class
Actual	$1,000	$904.80	$2.64	0.56%
Hypothetical**	$1,000	$1,022.02	$2.81	0.56%
Class Z
Actual	$1,000	$905.00	$2.46	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INCOME FUND | 11

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,501.6

1

All data are as of April 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following types: Common Stocks, Governments–Sovereign Bonds, Local Governments–US Municipal Bonds, Preferred Stocks and Warrants.

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

April 30, 2022 (unaudited)

1

All data are as of April 30, 2022. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Bahrain, Bermuda, Chile, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, Germany, Ghana, Hong Kong, Indonesia, Ireland, Israel, Italy, Ivory Coast, Jamaica, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Morocco, Netherlands, Nigeria, Norway, Pakistan, Panama, Senegal, South Africa, Spain, Sweden, Switzerland, Turkey, Ukraine and Zambia.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 80.6%
Australia – 2.1%
Australia Government Bond Series 158 1.25%, 05/21/2032	AUD	32,075	$18,834,200
Series 163 1.00%, 11/21/2031(a)		95,515	55,250,889

			74,085,089

Canada – 4.7%
Canadian Government Bond 1.00%, 09/01/2026	CAD	225,418	162,997,928

United States – 73.8%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	37,958	27,264,232
1.25%, 05/15/2050		33,090	22,159,758
4.50%, 02/15/2036		17,631	21,047,006
5.50%, 08/15/2028(b)(c)(d)		161,400	184,702,125
6.00%, 02/15/2026		30,903	34,253,712
6.125%, 11/15/2027(b)		321,407	372,781,900
6.125%, 08/15/2029		47,418	57,360,962
6.25%, 05/15/2030(b)		122,903	152,283,879
6.375%, 08/15/2027		10,947	12,759,747
6.50%, 11/15/2026		14,840	17,042,468
6.625%, 02/15/2027(b)		90,820	105,507,065
6.875%, 08/15/2025(b)		66,714	74,969,745
7.50%, 11/15/2024		20,000	22,275,000
U.S. Treasury Notes 0.25%, 05/31/2025(b)		48,083	44,356,475
0.625%, 05/15/2030(b)		188,174	157,595,976
1.50%, 08/15/2026(b)(d)		137,820	129,809,118
1.50%, 01/31/2027		17,818	16,693,614
1.625%, 10/31/2026(b)(d)		249,722	235,948,554
1.625%, 08/15/2029		14,595	13,372,486
1.75%, 11/15/2029(b)		78,385	72,322,410
2.125%, 07/31/2024(d)		279,136	275,210,453
2.125%, 05/31/2026(b)		274,370	265,839,002
2.25%, 11/15/2025(d)(e)		192,514	188,182,337
2.375%, 08/15/2024		33,381	33,047,190
2.625%, 02/15/2029		9,944	9,748,228
3.125%, 11/15/2028		39,000	39,396,094

			2,585,929,536

Total Governments - Treasuries (cost $3,059,604,430)			2,823,012,553

14 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 13.9%
Financial Institutions – 8.3%
Banking – 5.0%
AIB Group PLC 4.263%, 04/10/2025(a)	U.S.$	5,750	$5,703,770
Ally Financial, Inc. 8.00%, 11/01/2031		75	89,285
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		200	199,286
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		3,765	3,422,150
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		3,998	4,085,456
Banco Santander SA 4.175%, 03/24/2028		2,800	2,719,920
5.179%, 11/19/2025		4,000	4,078,240
Bank of America Corp. Series DD 6.30%, 03/10/2026(f)		2,526	2,585,563
Series X 6.25%, 09/05/2024(f)		6,520	6,585,004
Series Z 6.50%, 10/23/2024(f)		2,072	2,123,904
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(f)		992	992,794
Barclays Bank PLC 6.86%, 06/15/2032(a)(f)		656	821,010
Barclays PLC 7.125%, 06/15/2025(f)	GBP	333	425,816
7.25%, 03/15/2023(a)(f)		1,350	1,714,992
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	U.S.$	5,343	5,105,717
Citigroup, Inc. 3.875%, 02/18/2026(f)		3,286	2,989,603
5.95%, 01/30/2023(f)		2,055	2,057,055
Series T 6.25%, 08/15/2026(f)		1,388	1,399,090
Series U 5.00%, 09/12/2024(f)		2,540	2,426,030
Series V 4.70%, 01/30/2025(f)		1,811	1,648,010
Series W 4.00%, 12/10/2025(f)		2,865	2,608,009

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Comerica, Inc. 5.625%, 07/01/2025(f)	U.S.$	8,000	$8,144,880
Credit Agricole SA 8.125%, 12/23/2025(a)(f)		4,972	5,356,882
Danske Bank A/S 3.244%, 12/20/2025(a)		200	194,182
4.298%, 04/01/2028(a)		4,773	4,623,319
5.375%, 01/12/2024(a)		1,459	1,489,172
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		1,568	1,575,918
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(f)		760	753,396
HSBC Holdings PLC 4.762%, 03/29/2033		3,659	3,471,659
6.00%, 09/29/2023(a)(f)	EUR	558	598,781
6.375%, 03/30/2025(f)	U.S.$	1,942	1,954,060
ING Groep NV 6.50%, 04/16/2025(f)		6,341	6,347,531
6.75%, 04/16/2024(a)(f)		3,383	3,406,343
JPMorgan Chase & Co. 4.323%, 04/26/2028		9,095	9,068,715
Series I 4.709% (LIBOR 3 Month + 3.47%), 07/30/2022(f)(g)		3,123	3,084,931
Series S 6.75%, 02/01/2024(f)		2,998	3,064,705
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(f)(g)		1,561	1,539,068
Morgan Stanley 4.21%, 04/20/2028		3,639	3,611,926
Nationwide Building Society 4.302%, 03/08/2029(a)		2,000	1,943,880
Nordea Bank Abp 6.625%, 03/26/2026(a)(f)		8,725	8,903,862
PNC Financial Services Group, Inc. (The) Series O 3.994% (LIBOR 3 Month + 1.68%), 08/01/2022(f)(g)		1,247	1,234,468
Santander Holdings USA, Inc. 4.40%, 07/13/2027		463	456,949
Societe Generale SA 4.75%, 11/24/2025(a)		8,825	8,797,378
Standard Chartered PLC 2.749% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(f)(g)		7,800	6,685,068
3.971%, 03/30/2026(a)		4,496	4,423,210

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.75%, 04/02/2023(a)(f)	U.S.$	265	$271,074
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(f)		8,600	8,520,278
Truist Financial Corp. Series P 4.95%, 09/01/2025(f)		10,721	10,666,752
Series Q 5.10%, 03/01/2030(f)		2,924	2,888,444
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(f)		3,569	3,630,328
UniCredit SpA 1.982%, 06/03/2027(a)		591	521,333
2.569%, 09/22/2026(a)		3,620	3,309,694

			174,318,890

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(f)		6,567	6,635,822

Finance – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024		373	358,423
3.00%, 10/29/2028		6,545	5,690,485
3.875%, 01/23/2028		582	536,517
6.50%, 07/15/2025		861	893,348
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,242	1,086,787
4.125%, 05/01/2024		678	674,088
4.25%, 06/15/2026		163	157,398
4.40%, 09/25/2023		1,716	1,722,023
5.00%, 04/01/2023		140	141,238
5.25%, 08/11/2025(a)		5,846	5,834,659
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)		5,809	5,119,944
3.50%, 11/01/2027(a)		1,437	1,319,525
4.125%, 08/01/2025(a)		1,592	1,552,996
4.375%, 01/30/2024(a)		1,694	1,687,105
4.875%, 10/01/2025(a)		1,315	1,308,464
5.50%, 12/15/2024(a)		4,722	4,799,677
Huarong Finance Co., Ltd. 4.75%, 04/27/2027(a)		400	378,000
Huarong Finance II Co., Ltd. 5.50%, 01/16/2025(a)		7,507	7,431,930
Synchrony Financial 3.95%, 12/01/2027		6,262	5,994,800

			46,687,407

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 1.3%
ACE Capital Trust II 9.70%, 04/01/2030	U.S.$	750	$1,013,790
Assicurazioni Generali SpA 5.50%, 10/27/2047(a)	EUR	6,630	7,394,675
Credit Agricole Assurances SA 4.75%, 09/27/2048(a)		3,200	3,554,389
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	5,686,900
Hartford Financial Services Group, Inc. (The) Series ICON 2.631% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(g)		3,275	2,891,596
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		4,117	4,743,690
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	3,964,012
5.625%, 06/15/2043		2,868	2,870,811
Voya Financial, Inc. 5.65%, 05/15/2053		12,065	12,011,069

			44,130,932

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		710	693,926

REITs – 0.5%
Brixmor Operating Partnership LP 4.05%, 07/01/2030		2,215	2,094,349
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		886	901,239
5.375%, 04/15/2026		283	288,558
Office Properties Income Trust 3.45%, 10/15/2031		2,398	1,858,642
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		336	336,313
Realty Income Corp. 3.40%, 01/15/2028		2,588	2,499,646
Spirit Realty LP 2.10%, 03/15/2028		3,911	3,395,217
3.40%, 01/15/2030		1,800	1,642,914
STORE Capital Corp. 4.625%, 03/15/2029		1,143	1,141,103
Trust Fibra Uno 4.869%, 01/15/2030(a)		4,814	4,515,556

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025	U.S.$	628	$616,614

			19,290,151

			291,757,128

Industrial – 4.7%
Basic – 0.5%
Anglo American Capital PLC 5.625%, 04/01/2030(a)		3,960	4,136,467
ArcelorMittal SA 7.00%, 10/15/2039		1,180	1,283,344
Arconic Corp. 6.00%, 05/15/2025(a)		765	768,810
CF Industries, Inc. 4.95%, 06/01/2043		75	72,488
Freeport Indonesia PT 4.763%, 04/14/2027(a)		964	958,100
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(a)		1,445	1,453,399
MEGlobal Canada ULC 5.00%, 05/18/2025(a)		1,988	2,020,056
Nexa Resources SA 5.375%, 05/04/2027(a)		5,600	5,376,000
Suzano Austria GmbH 3.75%, 01/15/2031		1,304	1,131,546
5.00%, 01/15/2030		2,100	1,990,118
7.00%, 03/16/2047(a)		478	480,868

			19,671,196

Capital Goods – 0.1%
General Electric Co. Series D 4.156% (LIBOR 3 Month + 3.33%), 06/15/2022(f)(g)		1,203	1,140,179
Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/2028		2,060	2,069,703

			3,209,882

Communications - Media – 0.4%
Magallanes, Inc. 4.279%, 03/15/2032(a)		4,364	4,062,578
Prosus NV 3.68%, 01/21/2030(a)		5,224	4,415,586
4.027%, 08/03/2050(a)		1,123	774,870
Weibo Corp. 3.50%, 07/05/2024		4,574	4,460,508

			13,713,542

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)	U.S.$	1,493	$1,508,753
5.152%, 03/20/2028(a)		1,990	2,054,078
T-Mobile USA, Inc. 2.625%, 02/15/2029		4,934	4,268,700
3.375%, 04/15/2029		4,428	4,027,443

			11,858,974

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 6.80%, 10/01/2027		1,832	1,972,221
General Motors Financial Co., Inc. 5.25%, 03/01/2026		146	149,909
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		655	608,711

			2,730,841

Consumer Cyclical - Other – 0.1%
Lennar Corp. 4.75%, 11/29/2027		75	75,181
PulteGroup, Inc. 6.375%, 05/15/2033		2,868	3,103,377

			3,178,558

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)		985	925,161
6.125%, 03/15/2032(a)		1,510	1,400,284

			2,325,445

Consumer Non-Cyclical – 0.5%
Altria Group, Inc. 4.80%, 02/14/2029		3,205	3,190,578
BAT Capital Corp. 4.906%, 04/02/2030		7,540	7,290,124
BAT International Finance PLC 4.448%, 03/16/2028		7,944	7,648,165

			18,128,867

Energy – 1.3%
Cenovus Energy, Inc. 4.40%, 04/15/2029		2,000	1,980,440
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		2,501	2,565,576

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecopetrol SA 4.625%, 11/02/2031	U.S.$	1,135	$948,292
5.875%, 09/18/2023-11/02/2051		1,776	1,416,413
6.875%, 04/29/2030		4,658	4,593,952
Energy Transfer LP 4.40%, 03/15/2027		8,139	8,045,320
Eni SpA 4.25%, 05/09/2029(a)		1,969	1,952,677
Hess Corp. 7.30%, 08/15/2031		8,898	10,339,921
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		1,095	1,049,346
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,169	1,061,087
ONEOK, Inc. 4.35%, 03/15/2029		3,952	3,843,518
6.35%, 01/15/2031		1,880	2,052,716
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		2,218	2,219,802
Western Midstream Operating LP 3.95%, 06/01/2025		207	201,072
4.55%, 02/01/2030		1,171	1,078,842
4.65%, 07/01/2026		3,058	3,014,760
4.75%, 08/15/2028		490	477,059

			46,840,793

Services – 0.1%
Expedia Group, Inc. 3.25%, 02/15/2030		2,340	2,091,773

Technology – 0.7%
Baidu, Inc. 3.075%, 04/07/2025		797	777,960
3.425%, 04/07/2030		225	207,020
Broadcom, Inc. 3.187%, 11/15/2036(a)		8,786	6,954,822
4.00%, 04/15/2029(a)		761	726,344
4.15%, 04/15/2032(a)		2,724	2,528,090
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		7,688	7,398,854
NXP BV/NXP Funding LLC 5.35%, 03/01/2026(a)		3,499	3,621,028
5.55%, 12/01/2028(a)		1,130	1,180,002

			23,394,120

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		1,640	1,624,026

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)	U.S.$	8,739	$8,985,736

			10,609,762

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		368	344,885
5.875%, 07/05/2034(a)		1,627	1,660,142

			2,005,027

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		4,585	4,307,894

			164,066,674

Utility – 0.9%
Electric – 0.9%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)		3,064	2,925,354
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		2,474	2,201,860
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		3,169	2,426,860
Colbun SA 3.15%, 03/06/2030(a)		209	181,869
ComEd Financing III 6.35%, 03/15/2033		3,462	3,671,624
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		335	314,865
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		3,775	3,172,887
4.375%, 02/15/2031(a)		5,315	4,380,889
Engie Energia Chile SA 3.40%, 01/28/2030(a)		6,432	5,689,506
Kallpa Generacion SA 4.125%, 08/16/2027(a)		2,562	2,376,735
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(a)		3,042	2,971,501

			30,313,950

Total Corporates - Investment Grade (cost $512,425,776)			486,137,752

CORPORATES - NON-INVESTMENT GRADE – 12.6%
Industrial – 10.1%
Basic – 0.6%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		277	244,286

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 09/30/2029(a)	U.S.$	280	$229,354
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		801	694,795
ERP Iron Ore, LLC 9.034%, 12/31/2019(h)(i)(j)(k)(l)		118	89,745
FMG Resources (August 2006) Pty Ltd. 6.125%, 04/15/2032(a)		3,761	3,736,554
Glatfelter Corp. 4.75%, 11/15/2029(a)		1,687	1,352,654
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		454	409,440
Graphic Packaging International LLC 4.75%, 07/15/2027(a)		32	31,000
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		2,965	2,854,761
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	107	103,128
Kleopatra Finco Sarl 4.25%, 03/01/2026(a)(b)		2,779	2,498,694
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)	U.S.$	1,407	– 0	–
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		1,158	1,193,585
PMHC II, Inc. 9.00%, 02/15/2030(a)		4,043	3,296,581
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		3,282	2,995,186
Valvoline, Inc. 4.25%, 02/15/2030(a)		1,485	1,290,718
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		1,111	1,044,373

			22,064,854

Capital Goods – 0.6%
ARD Finance SA 6.50% (6.50% Cash or 7.25 % PIK), 06/30/2027(a)(l)		3,692	3,128,112
Bombardier, Inc. 7.50%, 03/15/2025(a)		1,178	1,146,253
7.875%, 04/15/2027(a)		1,946	1,813,302
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		1,258	1,198,081
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		2,807	2,716,166

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)	U.S.$	2,578		$2,280,421
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,047		1,020,825
Madison IAQ LLC 5.875%, 06/30/2029(a)		3,460		2,820,696
SPX FLOW, Inc. 8.75%, 04/01/2030(a)		2,111		1,900,449
TK Elevator Holdco GmbH 7.625%, 07/15/2028(a)		1,008		969,998
TransDigm, Inc. 6.25%, 03/15/2026(a)		33		33,042
Triumph Group, Inc. 6.25%, 09/15/2024(a)		1,309		1,260,842
7.75%, 08/15/2025		362		352,175
8.875%, 06/01/2024(a)		1,479		1,529,715
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100		101,263

				22,271,340

Communications - Media – 1.2%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)	U.S.$	5,620		5,139,883
Altice Financing SA 5.75%, 08/15/2029(a)		7,170		6,057,073
AMC Networks, Inc. 4.25%, 02/15/2029		3,809		3,323,581
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		879		764,774
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	600		605,297
5.375%, 03/01/2025(a)	U.S.$	1,955		1,924,698
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		10,147		8,434,376
4.75%, 02/01/2032(a)		2,019		1,748,171
CSC Holdings LLC 3.375%, 02/15/2031(a)		259		202,163
5.00%, 11/15/2031(a)		2,775		2,144,076
DISH DBS Corp. 5.125%, 06/01/2029		635		495,872
5.25%, 12/01/2026(a)		1,789		1,645,486
5.75%, 12/01/2028(a)		1,395		1,251,259
7.75%, 07/01/2026		302		288,338
iHeartCommunications, Inc. 6.375%, 05/01/2026		0	**	351
8.375%, 05/01/2027		147		145,953

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)	U.S.$	4,782	$4,275,299
National CineMedia LLC 5.875%, 04/15/2028(a)		2,267	1,950,799
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		2,251	1,855,927
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		1,010	913,272

			43,166,648

Communications - Telecommunications – 0.3%
ESC GCB In Jacks 5.5 5.50%, 08/01/2023(h)(i)(j)		4,941	– 0	–
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		1,042	946,813
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	4,070	3,789,960
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	2,829	2,440,776
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		1,430	1,199,184

			8,376,733

Consumer Cyclical - Automotive – 0.5%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	360	362,905
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)	U.S.$	2,682	2,639,222
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(h)(i)(j)(m)		2,273	– 0	–
(First Lien) 11.00%, 10/31/2024(h)(i)(j)(m)		933	– 0	–
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(l)	EUR	560	570,576
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(l)		623	597,767
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(a)	U.S.$	4,207	3,512,593
5.875%, 01/15/2028(a)		546	470,150
7.75%, 10/15/2025(a)		1,661	1,696,412
Mclaren Finance PLC 7.50%, 08/01/2026(a)		6,471	6,260,822
PM General Purchaser LLC 9.50%, 10/01/2028(a)		1,509	1,441,125

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tenneco, Inc. 5.00%, 07/15/2026	U.S.$	680	$651,964

			18,203,536

Consumer Cyclical - Entertainment – 1.1%
Carnival Corp. 4.00%, 08/01/2028(a)		3,341	3,008,036
5.75%, 03/01/2027(a)		6,059	5,515,508
9.875%, 08/01/2027(a)		1,508	1,627,207
Cedar Fair LP 5.25%, 07/15/2029		996	943,033
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		9,553	9,603,058
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		779	765,562
NCL Corp. Ltd. 5.875%, 03/15/2026(a)		2,194	2,016,813
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		1,933	1,776,272
5.50%, 08/31/2026-04/01/2028(a)		4,699	4,317,471
10.875%, 06/01/2023(a)		96	100,477
11.50%, 06/01/2025(a)		2,358	2,564,136
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,017	4,197,765
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		1,057	897,478
13.00%, 05/15/2025(a)		888	972,751
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		1,376	1,219,508
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		75	67,717

			39,592,792

Consumer Cyclical - Other – 0.5%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		2,232	2,184,949
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		937	781,777
6.25%, 09/15/2027(a)		1,846	1,731,160
Caesars Entertainment, Inc. 4.625%, 10/15/2029(a)		1,713	1,478,953
Empire Communities Corp. 7.00%, 12/15/2025(a)		1,386	1,313,484

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)	U.S.$	1,396	$1,221,612
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		846	802,169
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		810	829,570
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		2,392	1,909,151
5.875%, 09/01/2031(a)		2,392	1,856,096
Travel + Leisure Co. 4.625%, 03/01/2030(a)		717	641,192
6.625%, 07/31/2026(a)		2,404	2,458,691
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		75	72,562

			17,281,366

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		3,046	2,802,320

Consumer Cyclical - Retailers – 0.8%
Arko Corp. 5.125%, 11/15/2029(a)		2,345	2,078,749
Asbury Automotive Group, Inc. 5.00%, 02/15/2032(a)		830	740,003
Bath & Body Works, Inc. 5.25%, 02/01/2028		252	243,901
6.75%, 07/01/2036		704	679,170
6.875%, 11/01/2035		2,210	2,159,236
7.50%, 06/15/2029		236	243,786
9.375%, 07/01/2025(a)		185	208,182
Dufry One BV 2.50%, 10/15/2024(a)	EUR	1,810	1,830,866
FirstCash, Inc. 5.625%, 01/01/2030(a)	U.S.$	3,218	2,993,770
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		1,143	937,260
Gap, Inc. (The) 3.625%, 10/01/2029(a)		873	710,631
3.875%, 10/01/2031(a)		718	574,515
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		2,225	1,944,717

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)	U.S.$	2,076	$1,785,028
7.875%, 05/01/2029(a)		4,529	3,595,256
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		1,480	1,472,600
Rite Aid Corp. 7.50%, 07/01/2025(a)		2,334	2,001,895
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		548	483,363
Staples, Inc. 7.50%, 04/15/2026(a)		1,090	1,040,699
10.75%, 04/15/2027(a)		1,108	980,447
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		716	748,141

			27,452,215

Consumer Non-Cyclical – 1.0%
AdaptHealth LLC 4.625%, 08/01/2029(a)		241	205,325
5.125%, 03/01/2030(a)		203	174,669
6.125%, 08/01/2028(a)		1,265	1,200,586
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		799	748,399
4.875%, 02/15/2030(a)		82	74,269
Charles River Laboratories International, Inc. 4.00%, 03/15/2031(a)		2,225	1,988,438
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(a)		2,079	1,824,094
Cidron Aida Finco Sarl 5.00%, 04/01/2028(a)	EUR	496	471,113
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)	U.S.$	642	544,814
Jazz Securities DAC 4.375%, 01/15/2029(a)		1,078	996,805
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		2,195	2,031,187
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(j)(n)		548	295,016
5.625%, 10/15/2023(a)(j)(n)		107	57,246
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		1,420	1,241,520
5.25%, 10/01/2029(a)		2,874	2,500,064
Option Care Health, Inc. 4.375%, 10/31/2029(a)		2,412	2,165,904

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 5.50%, 12/15/2029(a)	U.S.$	2,625	$2,385,889
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		3,294	3,135,130
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		3,840	3,944,218
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	2,077	2,209,230
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)	U.S.$	1,264	1,047,679
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		1,383	1,346,586
US Foods, Inc. 4.75%, 02/15/2029(a)		3,990	3,683,448

			34,271,629

Energy – 1.6%
Athabasca Oil Corp. 9.75%, 11/01/2026(a)		3,771	3,999,334
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		2,125	2,188,750
Callon Petroleum Co. 8.00%, 08/01/2028(a)(b)		3,229	3,334,879
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		737	732,291
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		2,880	2,861,914
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		2,069	1,971,902
7.50%, 04/30/2026		55	55,052
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		1,766	1,739,492
Diamond Foreign Asset Co./Diamond Finance LLC 13.00% (9.00% Cash or 13.00 % PIK), 04/22/2027(a)(l)		87	84,947
13.00% (9.00% Cash or 13.00 % PIK), 04/22/2027(l)		76	75,733
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		1,100	1,102,453
EnLink Midstream LLC 5.625%, 01/15/2028(a)		589	583,711
EnLink Midstream Partners LP 4.40%, 04/01/2024		235	231,903

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026	U.S.$	1,149	$1,077,429
6.50%, 10/01/2025		179	171,312
7.75%, 02/01/2028		4,346	4,180,591
8.00%, 01/15/2027		1,356	1,332,229
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,924	1,863,317
Gulfport Energy Corp. 6.00%, 10/15/2024(j)		438	44
6.375%, 05/15/2025-01/15/2026(j)		2,545	254
6.625%, 05/01/2023(j)		236	24
8.00%, 05/17/2026		42	43,196
8.00%, 05/17/2026(a)		943	971,260
Harbour Energy PLC 5.50%, 10/15/2026(a)		2,591	2,507,285
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		2,194	2,238,955
ITT Holdings LLC 6.50%, 08/01/2029(a)		3,258	2,883,428
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,294	1,266,295
7.50%, 01/15/2028(a)		1,372	1,320,138
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		1,881	1,849,945
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		6,150	5,796,314
Occidental Petroleum Corp. 5.875%, 09/01/2025		38	39,036
8.00%, 07/15/2025		755	817,288
8.875%, 07/15/2030		891	1,070,314
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		2,420	2,507,773
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		1,560	1,459,177
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		1,066	980,027
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		135	135,923
Transocean, Inc. 7.50%, 01/15/2026(a)		1,061	871,049
8.00%, 02/01/2027(a)		2,513	2,004,997
Vantage Drilling International 7.125%, 04/01/2023(h)(i)(j)		3,068	– 0	–

			56,349,961

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)	U.S.$	1,258	$1,041,008
9.75%, 07/15/2027(a)		1,513	1,469,607
ANGI Group LLC 3.875%, 08/15/2028(a)		458	363,730
APX Group, Inc. 5.75%, 07/15/2029(a)		5,817	4,771,801
6.75%, 02/15/2027(a)		3,506	3,474,271
Cars.com, Inc. 6.375%, 11/01/2028(a)		2,427	2,277,837
Garda World Security Corp. 9.50%, 11/01/2027(a)		3,358	3,316,999
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		1,784	1,676,371
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		3,319	3,076,447
Monitronics International, Inc. Zero Coupon, 04/01/2020(h)(i)(j)(k)		1,835	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		1,698	1,571,261
5.75%, 11/01/2028(a)(b)		4,123	3,588,247
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(a)		473	424,522
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		4,000	4,120,000

			31,172,101

Technology – 0.6%
Avaya, Inc. 6.125%, 09/15/2028(a)		3,860	3,568,184
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		1,847	1,585,852
CommScope, Inc. 4.75%, 09/01/2029(a)		2,381	1,995,540
8.25%, 03/01/2027(a)		1,061	901,882
NCR Corp. 5.125%, 04/15/2029(a)		2,517	2,381,535
6.125%, 09/01/2029(a)		366	350,544
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		165	157,996
8.25%, 02/01/2028(a)		1,836	1,789,255
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		6,350	5,620,512
Virtusa Corp. 7.125%, 12/15/2028(a)		947	855,179

			19,206,479

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.3%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)	U.S.$	2,342	$2,210,005
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	264	251,987
BCP V Modular Services Finance PLC 6.75%, 11/30/2029(a)		2,585	2,360,259
EC Finance PLC 3.00%, 10/15/2026(a)		869	883,657
Loxam SAS 4.50%, 02/15/2027(a)		2,338	2,360,637
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	4,134	3,659,789

			11,726,334

			353,938,308

Financial Institutions – 2.2%
Banking – 0.9%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(f)		5,227	4,514,403
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(f)		1,800	1,748,970
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		3,513	3,416,744
7.00%, 01/15/2026(a)		824	833,633
CaixaBank SA 5.875%, 10/09/2027(a)(f)	EUR	2,400	2,540,793
Credit Suisse Group AG 6.25%, 12/18/2024(a)(f)	U.S.$	640	622,240
6.375%, 08/21/2026(a)(f)		3,961	3,748,413
7.50%, 07/17/2023-12/11/2023(a)(f)		7,239	7,196,123
Discover Financial Services Series D 6.125%, 06/23/2025(f)		2,197	2,240,413
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		999	981,947
Societe Generale SA 8.00%, 09/29/2025(a)(f)		2,015	2,093,464

			29,937,143

Brokerage – 0.2%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		4,330	4,568,150
NFP Corp. 6.875%, 08/15/2028(a)		2,285	2,021,882

			6,590,032

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.3%
Aircastle Ltd. 5.25%, 06/15/2026(a)(f)	U.S.$	2,825	$2,513,459
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		3,299	2,970,123
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		3,057	2,575,736
Enova International, Inc. 8.50%, 09/01/2024(a)		3,418	3,411,164
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	759	795,511

			12,265,993

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)	U.S.$	4,241	4,121,277
10.125%, 08/01/2026(a)		831	873,630
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		2,948	2,790,312
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(l)		1,682	1,808,741
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		3,179	2,798,060

			12,392,020

Other Finance – 0.4%
Altice France Holding SA 10.50%, 05/15/2027(a)		3,024	3,060,923
Intrum AB 3.00%, 09/15/2027(a)	EUR	1,490	1,393,735
3.50%, 07/15/2026(a)		1,040	1,020,315
Nordic Aviation Capital 5.04%, 02/27/2024(h)(i)	U.S.$	12,727	7,922,770

			13,397,743

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)		1,820	1,649,575
5.75%, 05/15/2026(a)		290	281,471
Diversified Healthcare Trust 9.75%, 06/15/2025		1,389	1,455,603
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(a)		1,270	1,164,336

			4,550,985

			79,133,916

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.2%
Vistra Corp. 7.00%, 12/15/2026(a)(f)	U.S.$	3,399	$3,308,349
8.00%, 10/15/2026(a)(f)		4,113	4,138,377

			7,446,726

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		1,727	1,773,940

			9,220,666

Total Corporates - Non-Investment Grade (cost $485,967,417)			442,292,890

MORTGAGE PASS-THROUGHS – 8.2%
Agency Fixed Rate 30-Year – 8.2%
Federal Home Loan Mortgage Corp. Series 2020 2.50%, 08/01/2050-09/01/2050		94,569	87,196,432
4.50%, 02/01/2050		3,636	3,769,192
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		2	2,388
Series 1999 7.50%, 11/01/2029		6	6,936
Series 2020 4.50%, 02/01/2050		6,650	6,859,918
Government National Mortgage Association Series 2022 2.50%, 05/01/2052, TBA		78,250	72,705,252
Uniform Mortgage-Backed Security Series 2022 3.00%, 05/01/2052, TBA		110,847	104,646,203
3.50%, 05/01/2052, TBA		13,429	13,038,510

Total Mortgage Pass-Throughs (cost $305,523,703)			288,224,831

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.9%
Risk Share Floating Rate – 5.3%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 2.518% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(g)		785	782,364
Series 2019-1A, Class M2 3.368% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(g)		1,340	1,327,776

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M1C 2.668% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(g)	U.S.$	9,029	$9,000,531
Series 2019-3A, Class M1C 2.618% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(g)		15,567	15,478,380
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 3.789% (SOFR + 3.50%), 03/25/2042(a)(g)		2,657	2,703,689
Eagle Re Ltd. Series 2018-1, Class M1 2.368% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(g)		513	512,179
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.918% (LIBOR 1 Month + 4.25%), 11/25/2023(g)		1,513	1,542,901
Series 2014-DN3, Class M3 4.668% (LIBOR 1 Month + 4.00%), 08/25/2024(g)		839	847,118
Series 2014-HQ2, Class M3 4.418% (LIBOR 1 Month + 3.75%), 09/25/2024(g)		464	474,913
Series 2015-DN1, Class B 12.168% (LIBOR 1 Month + 11.50%), 01/25/2025(g)		1,711	1,731,984
Series 2015-DNA2, Class B 8.218% (LIBOR 1 Month + 7.55%), 12/25/2027(g)		1,482	1,482,622
Series 2015-DNA3, Class B 10.018% (LIBOR 1 Month + 9.35%), 04/25/2028(g)		2,463	2,585,017
Series 2015-HQA1, Class B 9.468% (LIBOR 1 Month + 8.80%), 03/25/2028(g)		1,570	1,609,159
Series 2016-DNA1, Class B 10.457% (LIBOR 1 Month + 10.00%), 07/25/2028(g)		2,220	2,381,514
Series 2017-DNA1, Class M2 3.918% (LIBOR 1 Month + 3.25%), 07/25/2029(g)		1,815	1,835,292
Series 2017-DNA2, Class B1 5.818% (LIBOR 1 Month + 5.15%), 10/25/2029(g)		5,178	5,542,292

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA3, Class B1 5.118% (LIBOR 1 Month + 4.45%), 03/25/2030(g)	U.S.$	4,550	$4,731,998
Series 2017-HQA3, Class B1 5.118% (LIBOR 1 Month + 4.45%), 04/25/2030(g)		9,090	9,385,281
Series 2018-DNA2, Class B1 4.368% (LIBOR 1 Month + 3.70%), 12/25/2030(a)(g)		7,000	6,849,514
Series 2018-HQA1, Class B1 5.018% (LIBOR 1 Month + 4.35%), 09/25/2030(g)		4,520	4,531,296
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.068% (LIBOR 1 Month + 4.40%), 01/25/2024(g)		2,004	2,073,244
Series 2014-C04, Class 1M2 5.568% (LIBOR 1 Month + 4.90%), 11/25/2024(g)		2,688	2,836,048
Series 2014-C04, Class 2M2 5.668% (LIBOR 1 Month + 5.00%), 11/25/2024(g)		162	163,051
Series 2015-C03, Class 1M2 5.668% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		1,057	1,077,936
Series 2015-C04, Class 1M2 6.368% (LIBOR 1 Month + 5.70%), 04/25/2028(g)		2,770	2,972,026
Series 2015-C04, Class 2M2 6.218% (LIBOR 1 Month + 5.55%), 04/25/2028(g)		1,516	1,587,674
Series 2016-C01, Class 1M2 7.418% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		1,373	1,468,798
Series 2016-C01, Class 2M2 7.618% (LIBOR 1 Month + 6.95%), 08/25/2028(g)		636	672,355
Series 2016-C02, Class 1M2 6.668% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		3,056	3,219,787
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(g)		2,738	2,975,901
Series 2016-C05, Class 2M2 5.118% (LIBOR 1 Month + 4.45%), 01/25/2029(g)		3,185	3,301,545

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C07, Class 2B 10.168% (LIBOR 1 Month + 9.50%), 05/25/2029(g)	U.S.$	1,188	$1,248,842
Series 2016-C07, Class 2M2 5.018% (LIBOR 1 Month + 4.35%), 05/25/2029(g)		443	462,897
Series 2017-C01, Class 1B1 6.418% (LIBOR 1 Month + 5.75%), 07/25/2029(g)		11,579	12,799,698
Series 2017-C02, Class 2B1 6.168% (LIBOR 1 Month + 5.50%), 09/25/2029(g)		4,031	4,371,492
Series 2017-C03, Class 1B1 5.518% (LIBOR 1 Month + 4.85%), 10/25/2029(g)		7,080	7,451,492
Series 2017-C05, Class 1B1 4.268% (LIBOR 1 Month + 3.60%), 01/25/2030(g)		7,280	7,279,989
Series 2017-C07, Class 2B1 5.118% (LIBOR 1 Month + 4.45%), 05/25/2030(g)		4,276	4,441,478
Series 2018-C01, Class 1B1 4.218% (LIBOR 1 Month + 3.55%), 07/25/2030(g)		8,575	8,509,198
Series 2018-C03, Class 1B1 4.418% (LIBOR 1 Month + 3.75%), 10/25/2030(g)		7,250	7,228,467
Home Re Ltd. Series 2019-1, Class B1 5.018% (LIBOR 1 Month + 4.35%), 05/25/2029(g)(m)		2,000	2,016,943
Series 2020-1, Class M2 5.918% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(g)		4,734	4,835,925
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.918% (LIBOR 1 Month + 4.25%), 11/25/2024(g)(m)		402	394,326
Series 2015-CH1, Class M2 6.168% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(m)		721	728,542
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.568% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(g)		2,773	2,769,339
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.448% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(g)		1,563	1,549,516

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-3R, Class A 3.398% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(g)	U.S.$	464	$462,489
Series 2020-1R, Class A 3.048% (LIBOR 1 Month + 2.35%), 02/27/2023(g)(m)		2,274	2,264,875
Radnor Re Ltd. Series 2018-1, Class M2 3.368% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(g)		721	713,874
Series 2019-1, Class M1B 2.618% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(g)		2,673	2,673,301
Series 2019-1, Class M2 3.868% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(g)		6,106	5,983,865
Traingle Re Ltd. Series 2021-3, Class M1A 2.189% (SOFR + 1.90%), 02/25/2034(a)(g)		8,174	8,106,197
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.918% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(m)		259	237,090

			184,214,020

Agency Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 6.646% (7.20% – LIBOR 1 Month), 02/15/2036(g)(o)		1,019	201,382
Series 3856, Class KS 5.996% (6.55% – LIBOR 1 Month), 05/15/2041(g)(o)		6,025	927,362
Series 4248, Class SL 5.496% (6.05% – LIBOR 1 Month), 05/15/2041(g)(o)		569	67,634
Series 4372, Class JS 5.546% (6.10% – LIBOR 1 Month), 08/15/2044(g)(o)		3,060	461,746
Series 4570, Class ST 5.446% (6.00% – LIBOR 1 Month), 04/15/2046(g)(o)		1,396	212,852
Series 4735, Class SA 5.646% (6.20% – LIBOR 1 Month), 12/15/2047(g)(o)		6,936	1,088,135

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4763, Class SB 6.446% (7.00% – LIBOR 1 Month), 03/15/2048(g)(o)	U.S.$	9,636	$1,832,823
Series 4774, Class BS 5.646% (6.20% – LIBOR 1 Month), 02/15/2048(g)(o)		4,841	792,263
Series 4774, Class SL 5.646% (6.20% – LIBOR 1 Month), 04/15/2048(g)(o)		6,550	1,071,663
Series 4927, Class SJ 5.382% (6.05% – LIBOR 1 Month), 11/25/2049(g)(o)		2,665	517,544
Federal National Mortgage Association REMICs Series 2013-4, Class ST 5.482% (6.15% – LIBOR 1 Month), 02/25/2043(g)(o)		2,048	321,870
Series 2014-88, Class BS 5.482% (6.15% – LIBOR 1 Month), 01/25/2045(g)(o)		1,579	245,965
Series 2015-90, Class SA 5.482% (6.15% – LIBOR 1 Month), 12/25/2045(g)(o)		14,715	2,818,237
Series 2016-69, Class DS 5.432% (6.10% – LIBOR 1 Month), 10/25/2046(g)(o)		22,412	2,381,300
Series 2017-49, Class SP 5.482% (6.15% – LIBOR 1 Month), 07/25/2047(g)(o)		1,987	307,055
Series 2018-32, Class SB 5.532% (6.20% – LIBOR 1 Month), 05/25/2048(g)(o)		3,831	600,608
Series 2018-45, Class SL 5.532% (6.20% – LIBOR 1 Month), 06/25/2048(g)(o)		2,766	570,333
Series 2018-57, Class SL 5.532% (6.20% – LIBOR 1 Month), 08/25/2048(g)(o)		7,883	1,434,779
Series 2018-58, Class SA 5.532% (6.20% – LIBOR 1 Month), 08/25/2048(g)(o)		3,403	601,184
Series 2018-59, Class HS 5.532% (6.20% – LIBOR 1 Month), 08/25/2048(g)(o)		8,743	1,542,383
Series 2019-25, Class SA 5.382% (6.05% – LIBOR 1 Month), 06/25/2049(g)(o)		3,560	520,013

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-60, Class SJ 5.382% (6.05% – LIBOR 1 Month), 10/25/2049(g)(o)	U.S.$	3,161	$524,230

			19,041,361

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		901	627,839
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		472	283,894
Series 2007-HY4, Class 1A1 2.888%, 09/25/2047		171	160,057
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.241%, 03/25/2037		89	85,605
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		322	169,616
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.759%, 12/28/2037		599	584,386

			1,911,397

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.918% (LIBOR 1 Month + 0.25%), 04/25/2037(g)		338	82,952
Lehman XS Trust Series 2007-10H, Class 2AIO 6.545% (7.00% – LIBOR 1 Month), 07/25/2037(g)(o)		219	27,971

			110,923

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/2037(p)		489	4,129
Series 2016-26, Class IO 5.00%, 05/25/2046(p)		413	70,957

			75,086

Total Collateralized Mortgage Obligations (cost $206,314,512)			205,352,787

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 4.8%
CLO - Floating Rate – 4.8%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 3.044% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(g)	U.S.$	9,437	$9,248,411
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 4.213% (LIBOR 3 Month + 3.15%), 01/20/2032(a)(g)		1,935	1,909,824
Series 2021-1A, Class D 4.113% (LIBOR 3 Month + 3.05%), 07/20/2034(a)(g)		2,750	2,634,115
Series 2022-1A, Class D 4.769% (LIBOR 3 Month + 4.00%), 04/20/2034(a)(g)(h)(i)		7,850	7,850,000
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 4.144% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(g)		2,750	2,662,630
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 2.964% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(g)		5,300	5,217,654
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 7.213% (LIBOR 3 Month + 6.15%), 10/20/2030(a)(g)		3,300	3,132,858
CBAM Ltd. Series 2018-7A, Class B1 2.663% (LIBOR 3 Month + 1.60%), 07/20/2031(a)(g)		1,996	1,969,088
CIFC Funding Ltd. Series 2020-4A, Class D 4.444% (LIBOR 3 Month + 3.40%), 01/15/2034(a)(g)		300	293,103
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 3.846% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(g)		2,000	1,968,528
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 7.344% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(g)		605	583,210

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.994% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(g)	U.S.$	1,480	$1,456,878
Series 2020-78A, Class D 4.044% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(g)		6,824	6,688,534
Dryden 98 CLO Ltd. Series 2022-98A, Class D 4.004% (LIBOR 3 Month + 3.10%), 04/20/2035(a)(g)		4,850	4,808,198
Elevation CLO Ltd. Series 2020-11A, Class D1 4.894% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(g)		4,490	4,408,709
Elmwood CLO VII Ltd. Series 2020-4A, Class D 4.644% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(g)		4,200	4,112,086
Elmwood CLO VIII Ltd. Series 2021-1A, Class D1 4.063% (LIBOR 3 Month + 3.00%), 01/20/2034(a)(g)		1,000	972,540
Elmwood CLO XII Ltd. Series 2021-5A, Class D 4.113% (LIBOR 3 Month + 3.05%), 01/20/2035(a)(g)		4,850	4,738,654
Galaxy 30 Clo Ltd. Series 2022-30A, Class D 4.042% (LIBOR 3 Month + 3.35%), 04/15/2035(a)(g)		6,350	6,293,161
Generate CLO 7 Ltd. Series 7A, Class A1 2.506% (LIBOR 3 Month + 1.37%), 01/22/2033(a)(g)		4,400	4,384,789
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 4.239% (LIBOR 3 Month + 3.00%), 10/29/2029(a)(g)		2,815	2,741,568
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 2.844% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(g)		5,300	5,258,983
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 2.863% (LIBOR 3 Month + 1.80%), 07/21/2031(a)(g)		1,826	1,794,899

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-1A, Class C 4.263% (LIBOR 3 Month + 3.20%), 07/21/2031(a)(g)	U.S.$	2,000	$1,851,356
Kayne CLO 7 Ltd. Series 2020-7A, Class A1 2.244% (LIBOR 3 Month + 1.20%), 04/17/2033(a)(g)		2,663	2,645,501
Madison Park Funding LI Ltd. Series 2021-51A, Class D 4.094% (LIBOR 3 Month + 3.05%), 07/19/2034(a)(g)		3,650	3,563,214
Magnetite XXV Ltd. Series 2020-25A, Class D 4.484% (LIBOR 3 Month + 3.30%), 01/25/2032(a)(g)		3,000	2,965,872
Marble Point CLO XI Ltd. Series 2017-2A, Class A 2.224% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(g)		2,400	2,388,202
Northwoods Capital Ltd. Series 2018-12BA, Class B 2.676% (LIBOR 3 Month + 1.85%), 06/15/2031(a)(g)		1,350	1,334,100
OCP CLO Ltd. Series 2021-21A, Class D 4.013% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(g)		4,750	4,603,434
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 4.284% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(g)		6,571	6,410,791
OZLM Ltd. Series 2014-7RA, Class CR 4.044% (LIBOR 3 Month + 3.00%), 07/17/2029(a)(g)		1,000	968,828
Series 2018-18A, Class B 2.594% (LIBOR 3 Month + 1.55%), 04/15/2031(a)(g)		5,450	5,348,020
Palmer Square CLO Ltd. Series 2021-3A, Class D 3.183% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(g)		2,400	2,331,725
Regatta XIX Funding Ltd. Series 2022-1A, Class D 4.379% (LIBOR 3 Month + 3.30%), 04/20/2035(a)(g)		4,423	4,380,313

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XX Funding Ltd. Series 2021-2A, Class D 4.144% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(g)	U.S.$	3,500	$3,392,256
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 4.163% (LIBOR 3 Month + 3.10%), 01/20/2035(a)(g)		7,500	7,275,052
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 3.894% (LIBOR 3 Month + 2.85%), 10/15/2029(a)(g)		4,444	4,338,028
Series 2017-3A, Class A 2.253% (LIBOR 3 Month + 1.19%), 10/20/2030(a)(g)		1,931	1,923,295
Series 2021-2A, Class D 4.313% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(g)		950	927,744
Series 2021-3A, Class D 4.313% (LIBOR 3 Month + 3.25%), 10/20/2034(a)(g)		8,550	8,357,659
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 4.213% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(g)		2,400	2,355,924
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 4.113% (LIBOR 3 Month + 3.05%), 10/20/2034(a)(g)		3,250	3,168,581
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 2.044% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(g)		7,931	7,861,627
Venture XXVII CLO Ltd. Series 2017-27A, Class D 5.063% (LIBOR 3 Month + 4.00%), 07/20/2030(a)(g)		1,591	1,540,873
Voya CLO Ltd. Series 2019-1A, Class DR 3.894% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(g)		4,595	4,383,593

Total Collateralized Loan Obligations (cost $172,468,783)			169,444,408

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 3.5%
Industrial – 2.9%
Basic – 0.8%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	3,237	$2,880,930
7.45%, 11/15/2029(a)		2,459	2,317,607
CSN Inova Ventures 6.75%, 01/28/2028(a)		445	442,024
CSN Resources SA 4.625%, 06/10/2031(a)		4,293	3,625,707
7.625%, 04/17/2026(a)		766	788,789
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		2,385	2,289,600
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		2,310	2,300,327
7.25%, 04/01/2023(a)		560	560,420
7.50%, 04/01/2025(a)		410	414,100
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		4,123	4,107,539
OCP SA 3.75%, 06/23/2031(a)		1,011	854,194
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467	1,455,997
Stillwater Mining Co. 4.00%, 11/16/2026(a)		953	869,612
4.50%, 11/16/2029(a)		891	786,308
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		4,716	4,920,262
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		2,552	2,285,316

			30,898,732

Capital Goods – 0.3%
Cemex SAB de CV 5.125%, 06/08/2026(a)(f)		2,796	2,538,164
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,430	4,288,794
6.95%, 01/17/2028(a)		2,058	2,061,190
IHS Holding Ltd. 5.625%, 11/29/2026(a)		1,243	1,180,850
6.25%, 11/29/2028(a)		410	385,400
Klabin Austria Gmbh 7.00%, 04/03/2049(a)		514	495,434
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		5,578	27,892

			10,977,724

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)	U.S.$	2,296		$1,985,035

Communications - Telecommunications – 0.2%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		247		240,148
CT Trust 5.125%, 02/03/2032(a)		723		670,800
Digicel Group Holdings Ltd. 7.00%, 05/16/2022(f)(l)(m)		87		64,232
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(l)		0	**	1
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(l)		6,112		6,046,601
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(a)		339		330,981

				7,352,763

Consumer Cyclical - Other – 0.2%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		200		161,000
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		895		802,591
5.375%, 05/15/2024(a)		569		529,881
5.875%, 05/15/2026(a)		598		532,893
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		336		313,950
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		1,088		920,720
6.50%, 01/15/2028(a)		998		763,470
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		2,168		1,875,320
5.625%, 08/26/2028(a)		1,919		1,542,396

				7,442,221

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 09/29/2026(a)		941		894,715
BRF SA 4.875%, 01/24/2030(a)		4,401		3,908,088
MARB BondCo PLC 3.95%, 01/29/2031(a)		4,509		3,742,132
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		2,088		2,031,206
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		2,828		2,527,101

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(i)(j)(l)(m)(n)	U.S.$	871	$87
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		609	520,238
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(h)(i)(j)(k)(m)		4,738	474
10.875%, 01/13/2020(h)(i)(j)(k)(m)		750	75
11.75%, 02/09/2022(h)(i)(j)(k)(m)		1,690	169

			13,624,285

Energy – 0.7%
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(a)		1,998	1,847,371
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,306	1,288,369
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		1,388	1,335,950
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		4,992	4,953,936
6.125%, 06/30/2025(a)		1,763	1,743,271
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		1,031	1,020,690
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		3,831	3,799,394
MV24 Capital BV 6.748%, 06/01/2034(a)		1,618	1,539,652
Peru LNG Srl 5.375%, 03/22/2030(a)		3,858	3,317,880
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		2,065	1,962,576
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		1,550	1,359,699

			24,168,788

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,667	1,525,305
StoneCo Ltd. 3.95%, 06/16/2028(a)		736	606,878

			2,132,183

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(a)		1,397	1,341,120

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)	U.S.$	2,230	$2,011,293
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		583	521,712

			2,533,005

			102,455,856

Financial Institutions – 0.3%
Banking – 0.0%
Fidelity Bank PLC 10.50%, 10/16/2022(a)		575	574,224

Insurance – 0.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(l)		1,938	1,952,858

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(l)		3,767	115,468
5.25%, 12/27/2033(a)(l)		1,174	40,802

			156,270

REITs – 0.2%
Agile Group Holdings Ltd. 5.50%, 05/17/2026(a)		1,000	330,000
6.05%, 10/13/2025(a)		250	83,750
Central China Real Estate Ltd. 7.25%, 04/24/2023-08/13/2024(a)		1,629	580,649
7.50%, 07/14/2025(a)		403	133,191
7.75%, 05/24/2024(a)		222	74,620
7.90%, 11/07/2023(a)		204	78,515
China Aoyuan Group Ltd. 5.375%, 09/13/2022(a)(j)(n)		200	45,475
5.88%, 03/01/2027(a)(j)(n)		1,299	279,529
7.95%, 03/01/2027(a)(j)(n)		644	141,398
China SCE Group Holdings Ltd. 5.95%, 09/29/2024(a)		468	299,520
6.00%, 02/04/2026(a)		1,319	778,210
Kaisa Group Holdings Ltd. 9.375%, 06/30/2024(a)		480	103,140
9.95%, 07/23/2025(a)		1,280	269,440
11.65%, 06/01/2026(a)		200	41,975
KWG Group Holdings Ltd. 5.95%, 08/10/2025(a)		679	244,440
6.00%, 08/14/2026(a)		400	142,000
7.40%, 01/13/2027(a)		396	138,600

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Logan Group Co., Ltd. 4.50%, 01/13/2028(a)	U.S.$	200	$51,000
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(a)		684	249,660
5.95%, 04/30/2025(a)		403	157,170
Ronshine China Holdings Ltd. 6.75%, 08/05/2024(a)		470	77,550
7.10%, 01/25/2025(a)		1,355	210,025
8.10%, 06/09/2023(a)		231	47,355
Seazen Group Ltd. 4.45%, 07/13/2025(a)		1,145	744,250
Shimao Group Holdings Ltd. 5.20%, 01/16/2027(a)		400	88,000
5.60%, 07/15/2026(a)		200	48,000
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)		588	138,180
6.50%, 01/10/2025-01/26/2026(a)		534	118,625
6.65%, 08/03/2024(a)		225	50,625
7.00%, 07/09/2025(a)		205	45,100
Times China Holdings Ltd. 5.55%, 06/04/2024(a)		234	120,510
5.75%, 01/14/2027(a)		887	359,235
6.20%, 03/22/2026(a)		380	157,700
6.60%, 03/02/2023(a)		200	119,000
6.75%, 07/08/2025(a)		434	193,130
Yango Justice International Ltd. 7.50%, 02/17/2025(a)(j)(n)		898	62,860
7.875%, 09/04/2024(a)(j)(n)		569	39,830
8.25%, 11/25/2023(a)(j)(n)		400	28,000
10.25%, 09/15/2022(j)(n)		215	17,643
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)(j)(n)		1,068	138,840
7.70%, 02/20/2025(a)(j)(n)		200	27,000
7.85%, 08/12/2026(a)(j)(n)		250	32,500
8.375%, 10/30/2024(a)(j)(n)		308	41,580
Zhenro Properties Group Ltd. 6.63%, 01/07/2026(a)(j)(n)		997	89,730
6.70%, 08/04/2026(a)(j)(n)		400	36,000
7.10%, 09/10/2024(a)(j)(n)		233	20,970
7.35%, 02/05/2025(a)(j)(n)		200	18,000

			7,292,520

			9,975,872

Utility – 0.3%
Electric – 0.3%
AES Andes SA 6.35%, 10/07/2079(a)		1,816	1,744,495

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)	U.S.$	1,925	$1,878,781
India Clean Energy Holdings 4.50%, 04/18/2027(a)		2,686	2,269,670
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		386	335,820
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		2,245	2,076,737
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		761	794,672
Terraform Global Operating LLC 6.125%, 03/01/2026(m)		289	284,263

			9,384,438

Total Emerging Markets - Corporate Bonds (cost $156,094,129)			121,816,166

BANK LOANS – 3.2%
Industrial – 2.8%
Basic – 0.0%
Nouryon Finance B.V. 4.006% (LIBOR 3 Month + 3.00%), 10/01/2025(q)		130	128,323

Capital Goods – 0.2%
Apex Tool Group, LLC 5.750% (SOFR 1 Month + 5.25%), 02/08/2029(q)		3,822	3,650,441
Chariot Buyer LLC 4.506% (LIBOR 3 Month + 3.50%), 11/03/2028(q)		229	224,908
Granite US Holdings Corporation 5.063% (LIBOR 3 Month + 4.00%), 09/30/2026(q)		3,546	3,512,375

			7,387,724

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 5.264% (LIBOR 1 Month + 4.50%), 10/28/2027(q)		1,284	1,262,568
Coral-US Co-Borrower LLC 3.554% (LIBOR 1 Month + 3.00%), 10/15/2029(q)		1,550	1,532,237
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.764% (LIBOR 1 Month + 3.00%), 05/01/2026(q)		222	219,709

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 3.75% (LIBOR 1 Month + 2.75%), 03/15/2024(q)	U.S.$	920	$916,210

			3,930,724

Communications - Telecommunications – 0.4%
Crown Subsea Communications Holding, Inc. 5.500% (LIBOR 1 Month + 4.75%), 04/27/2027(q)		3,967	3,948,613
Directv Financing, LLC 5.764% (LIBOR 1 Month + 5.00%), 08/02/2027(q)		2,177	2,166,295
Proofpoint, Inc. 6.758% (LIBOR 3 Month + 6.25%), 08/31/2029(q)		6,000	5,994,360
Zacapa SARL 4.766% (SOFR 3 Month + 4.25%), 03/22/2029(q)		3,307	3,279,721

			15,388,989

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 4.014% (LIBOR 1 Month + 3.25%), 04/30/2026(q)		347	340,617

Consumer Cyclical - Other – 0.2%
American Tire Distributors, Inc. 6.918% (LIBOR 3 Month + 6.25%), 10/20/2028(q)		3,369	3,335,750
Caesars Resort Collection, LLC 3.514% (LIBOR 1 Month + 2.75%), 12/23/2024(q)		4,494	4,470,882
Golden Nugget Online Gaming, LLC 13.00% (LIBOR 1 Month + 12.00%), 10/04/2023(h)(i)(q)		111	117,645

			7,924,277

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 3.756% (LIBOR 3 Month + 2.75%), 02/05/2025(q)		553	547,175

Consumer Cyclical - Retailers – 0.2%
Great Outdoors Group, LLC 4.514% (LIBOR 1 Month + 3.75%), 03/06/2028(q)		1,195	1,181,917

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(q)	U.S.$	4,337	$4,291,684

			5,473,601

Consumer Non-Cyclical – 0.4%
Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(q)		1,137	1,127,466
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(q)		1,886	1,749,683
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 4.499% (LIBOR 1 Month + 3.75%), 11/16/2025(q)		1,018	1,004,972
Padagis LLC 5.719% (LIBOR 3 Month + 4.75%), 07/06/2028(h)(i)(q)		1,336	1,333,129
U.S. Renal Care, Inc. 5.500% (LIBOR 1 Month + 5.00%), 06/26/2026(h)(i)(q)		5,901	5,207,810
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.313% (LIBOR 3 Month + 5.25%), 12/15/2027(q)		4,287	4,267,491

			14,690,551

Energy – 0.3%
CITGO Petroleum Corporation 7.014% (LIBOR 1 Month + 6.25%), 03/28/2024(q)		1,578	1,571,992
GIP II Blue Holding, L.P. 5.506% (LIBOR 3 Month + 4.50%), 09/29/2028(q)		3,838	2,318,320
Parkway Generation, LLC 5.514% (LIBOR 1 Month + 4.75%), 02/18/2029(q)		4,550	4,528,252

			8,418,564

Other Industrial – 0.1%
Dealer Tire, LLC 5.014% (LIBOR 1 Month + 4.25%), 12/12/2025(q)		1,300	1,297,475
KAR Auction Services, Inc. 3.063% (LIBOR 1 Month + 2.25%), 09/19/2026(h)(i)(q)		197	195,935

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 5.014% (LIBOR 1 Month + 4.25%), 01/23/2027(q)	U.S.$	175	$174,194

			1,667,604

Services – 0.1%
Amentum Government Services Holdings LLC 4.264% (LIBOR 1 Month + 3.50%), 01/29/2027(q)		442	438,946
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(q)		2,607	2,422,583
Verscend Holding Corp. 4.764% (LIBOR 1 Month + 4.00%), 08/27/2025(q)		1,927	1,918,112

			4,779,641

Technology – 0.8%
Ascend Learning, LLC 6.514% (LIBOR 1 Month + 5.75%), 12/10/2029(q)		930	917,212
Banff Guarantor, Inc. 6.264% (LIBOR 1 Month + 5.50%), 02/27/2026(q)		1,050	1,035,300
Boxer Parent Company, Inc. 4.514% (LIBOR 1 Month + 3.75%), 10/02/2025(q)		3,403	3,357,635
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(q)		9,687	9,242,854
FINThrive Software Intermediate Holdings, Inc. 7.250% (LIBOR 6 Month + 6.75%), 12/17/2029(q)		580	567,530
Loyalty Ventures, Inc. 5.264% (LIBOR 1 Month + 4.50%), 11/03/2027(q)		4,650	4,524,688
Peraton Corp. 4.514% (LIBOR 1 Month + 3.75%), 02/01/2028(q)		1,614	1,599,329
Presidio Holdings Inc. 4.270% (LIBOR 1 Month + 3.50%), 01/22/2027(q)		77	75,758
4.740% (LIBOR 3 Month + 3.50%), 01/22/2027(q)		1,542	1,524,943

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Veritas US Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(q)	U.S.$	5,674	$5,182,935

			28,028,184

			98,705,974

Financial Institutions – 0.3%
Finance – 0.0%
Orbit Private Holdings I Ltd. 5.203% (LIBOR 3 Month + 4.50%), 12/11/2028(q)		379	377,314

Insurance – 0.3%
Hub International Limited 4.180% (LIBOR 2 Month + 3.25%), 04/25/2025(q)		7	7,113
4.348% (LIBOR 3 Month + 3.25%), 04/25/2025(q)		2,819	2,802,542
Jones DesLauriers Insurance Management, Inc. 9.313% (CDOR 3 Month + 7.50%), 03/26/2029(h)(i)(q)	CAD	7,686	5,833,075
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.514% (LIBOR 1 Month + 3.75%), 09/03/2026(q)	U.S.$	2,220	2,206,141

			10,848,871

			11,226,185

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(q)		3,175	3,112,869
4.756% (LIBOR 3 Month + 3.75%), 11/09/2026(q)		632	620,094

			3,732,963

Total Bank Loans (cost $115,662,766)			113,665,122

EMERGING MARKETS - SOVEREIGNS – 3.2%
Angola – 0.3%
Angolan Government International Bond 8.00%, 11/26/2029(a)		6,780	6,322,350
8.25%, 05/09/2028(a)		460	441,600
9.125%, 11/26/2049(a)		5,850	5,165,550

			11,929,500

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahrain – 0.2%
Bahrain Government International Bond 5.45%, 09/16/2032(a)	U.S.$	7,434	$6,661,793

Dominican Republic – 0.4%
Dominican Republic International Bond 4.50%, 01/30/2030(a)		9,442	8,113,038
4.875%, 09/23/2032(a)		3,361	2,821,770
6.40%, 06/05/2049(a)		2,287	1,930,800

			12,865,608

Ecuador – 0.3%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		626	340,968
0.50%, 07/31/2040(a)		1,114	602,678
1.00%, 07/31/2035(a)		13,152	8,218,180
5.00%, 07/31/2030(a)		2,144	1,735,324

			10,897,150

Egypt – 0.5%
Egypt Government International Bond 5.75%, 05/29/2024(a)		6,333	5,905,522
6.588%, 02/21/2028(a)		1,000	832,500
7.053%, 01/15/2032(a)		2,597	1,999,690
7.50%, 01/31/2027(a)		6,064	5,396,960
7.625%, 05/29/2032(a)		5,226	4,069,748

			18,204,420

El Salvador – 0.1%
El Salvador Government International Bond 7.125%, 01/20/2050(a)		235	86,950
7.625%, 02/01/2041(a)		158	59,250
8.625%, 02/28/2029(a)		7,640	3,094,200
9.50%, 07/15/2052(a)		210	84,000

			3,324,400

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(a)		13,133	8,799,110
7.75%, 04/07/2029(a)		2,161	1,352,381
8.625%, 04/07/2034(a)		1,769	1,063,943
8.627%, 06/16/2049(a)		238	136,077
8.95%, 03/26/2051(a)		1,313	748,656
10.75%, 10/14/2030(a)		693	682,605

			12,782,772

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	1,195	1,055,650

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 06/15/2033(a)	U.S.$	1,654	$1,509,585
6.375%, 03/03/2028(a)		1,377	1,356,603

			3,921,838

Kenya – 0.1%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(a)		620	595,200
7.00%, 05/22/2027(a)		1,680	1,491,000

			2,086,200

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(a)(j)(n)		1,284	144,290
6.65%, 04/22/2024(a)(j)(n)		507	59,984
6.85%, 03/23/2027(a)(j)(n)		1,053	118,660

			322,934

Nigeria – 0.4%
Nigeria Government International Bond 6.125%, 09/28/2028(a)		5,399	4,618,844
7.625%, 11/21/2025-11/28/2047(a)		8,386	7,465,093
7.696%, 02/23/2038(a)		1,729	1,296,750
7.875%, 02/16/2032(a)		426	356,775

			13,737,462

Pakistan – 0.1%
Pakistan Government International Bond 6.875%, 12/05/2027(a)		245	199,874
7.375%, 04/08/2031(a)		3,816	2,919,660

			3,119,534

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(a)		5,158	4,590,620
6.75%, 03/13/2048(a)		6,453	5,107,146

			9,697,766

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		4,689	1,453,590
7.375%, 09/25/2032(a)		3,586	1,111,660

			2,565,250

Total Emerging Markets - Sovereigns (cost $142,385,299)			112,116,627

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.4%
Non-Agency Fixed Rate CMBS – 1.8%
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class C 5.009%, 07/15/2049	U.S.$	372	$361,879
BANK Series 2020-BN25, Class XA 0.998%, 01/15/2063(p)		65,631	3,542,941
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.497%, 05/15/2052(p)		10,832	792,914
Benchmark Mortgage Trust Series 2019-B13, Class XA 1.259%, 08/15/2057(p)		44,184	2,606,904
CD Mortgage Trust Series 2017-CD3, Class XA 1.119%, 02/10/2050(p)		13,925	519,189
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.787%, 05/10/2058(p)		13,034	654,766
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.347%, 09/10/2046		516	512,148
Series 2016-C3, Class XA 1.163%, 11/15/2049(p)		32,338	1,208,569
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.779%, 02/10/2047(p)		30,966	318,279
Series 2015-CR27, Class XA 1.057%, 10/10/2048(p)		6,289	165,601
CSAIL Commercial Mortgage Trust Series 2019-C15, Class B 4.476%, 03/15/2052		960	934,972
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.302%, 08/10/2044(a)		375	331,991
Series 2011-GC5, Class D 5.302%, 08/10/2044(a)		14,025	6,100,671
Series 2016-GS3, Class XA 1.322%, 10/10/2049(p)		30,241	1,256,465
Series 2019-GC39, Class XA 1.286%, 05/10/2052(p)		15,643	861,028
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,567,417

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C24, Class C 4.531%, 11/15/2047	U.S.$	5,869	$5,350,358
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 1.065%, 11/13/2052(p)		37,084	1,930,442
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class B 3.977%, 10/15/2045(a)		2,411	2,410,242
Series 2012-C8, Class E 4.973%, 10/15/2045(a)		2,103	1,987,334
Series 2012-LC9, Class E 4.509%, 12/15/2047(a)		7,500	6,855,365
Series 2012-LC9, Class G 4.509%, 12/15/2047(a)		831	615,538
Series 2016-JP2, Class XA 1.926%, 08/15/2049(p)		15,267	908,795
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		632	263,082
LCCM Series 2017-LC26, Class XA 1.673%, 07/12/2050(a)(p)		36,606	2,070,746
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.244%, 05/15/2046(a)		680	630,507
Series 2014-C18, Class C 4.65%, 10/15/2047		4,408	4,239,161
Series 2015-C22, Class XA 1.154%, 04/15/2048(p)		11,575	249,827
UBS Commercial Mortgage Trust Series 2012-C1, Class D 6.069%, 05/10/2045(a)		1,140	1,064,818
Series 2017-C1, Class XA 1.69%, 06/15/2050(p)		6,988	423,783
Series 2019-C16, Class XA 1.74%, 04/15/2052(p)		15,607	1,256,914
Series 2019-C18, Class XA 1.161%, 12/15/2052(p)		43,927	2,384,586
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(a)		2,414	2,357,159
Series 2013-C5, Class C 4.206%, 03/10/2046(a)		782	733,705

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.438%, 04/15/2050(p)	U.S.$	7,853	$214,323
Series 2016-C36, Class XA 1.372%, 11/15/2059(p)		46,126	1,923,285
Series 2016-LC24, Class XA 1.761%, 10/15/2049(p)		28,017	1,542,863
Series 2016-LC25, Class XA 0.976%, 12/15/2059(p)		17,532	538,718
Series 2019-C52, Class XA 1.752%, 08/15/2052(p)		18,979	1,567,359
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.026%, 06/15/2044(a)		489	380,364
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	132,151

			63,767,159

Non-Agency Floating Rate CMBS – 0.6%
BFLD Trust Series 2019-DPLO, Class E 2.794% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(g)		11,227	10,945,445
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.572% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(g)		1,994	1,934,110
Great Wolf Trust Series 2019-WOLF, Class D 2.487% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(g)		5,005	4,841,833
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.554% (LIBOR 1 Month + 4.00%), 05/15/2036(a)(g)		1,651	1,431,011

			19,152,399

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.10%, 11/16/2045(p)		124	172

Total Commercial Mortgage-Backed Securities (cost $94,326,140)			82,919,730

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 1.0%
Agency Debentures – 1.0%
Federal Home Loan Banks 5.50%, 07/15/2036	U.S.$	8,695	$10,617,854
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032		10,400	13,134,896
6.75%, 03/15/2031		4,000	5,089,981
Series GDIF 6.75%, 09/15/2029		4,606	5,758,600

Total Agencies (cost $35,353,586)			34,601,331

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)		668	699,855
8.375%, 11/07/2028(a)		3,912	4,279,435

			4,979,290

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,044	2,041,670
5.71%, 11/15/2023(a)		277	285,275

			2,326,945

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 04/24/2025(a)		768	747,024
5.375%, 04/24/2030(a)		1,940	1,866,862

			2,613,886

Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		4,031	3,706,757
Petroleos Mexicanos 5.95%, 01/28/2031		8,565	7,187,662
6.49%, 01/23/2027		1,455	1,392,726
6.75%, 09/21/2047		8,071	5,828,715
6.95%, 01/28/2060		3,090	2,255,700

			20,371,560

Ukraine – 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(m)		2,168	607,040
State Agency of Roads of Ukraine 6.25%, 06/24/2028(m)		7,856	2,435,360

			3,042,400

Total Quasi-Sovereigns (cost $41,002,085)			33,334,081

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.5%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 12.22%, 11/16/2043(m)	U.S.$	262	$256,125
Series 2019-36, Class PT 12.944%, 10/17/2044(m)		584	573,631
Series 2019-43, Class PT 5.319%, 11/15/2044(m)		157	154,388
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 07/15/2025(a)		484	484,845
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		897	894,797
Series 2018-4A, Class C 4.91%, 12/15/2028(a)		259	259,482
Series 2019-2A, Class C 4.11%, 07/16/2029(a)		2,390	2,386,095
Series 2019-3A, Class C 3.79%, 09/17/2029(a)		3,775	3,777,388
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(h)(i)(m)		426	420,054
SoFi Consumer Loan Program Trust Series 2019-2, Class D 4.20%, 04/25/2028(a)		1,000	994,344
Series 2019-3, Class D 3.89%, 05/25/2028(a)		5,378	5,387,067
Series 2019-4, Class D 3.48%, 08/25/2028(a)		3,000	2,982,986

			18,571,202

Autos - Fixed Rate – 0.2%
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(a)		2,970	2,934,304
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		2,551	2,561,479

			5,495,783

Total Asset-Backed Securities (cost $23,886,506)			24,066,985

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Colombia – 0.4%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	864	$675,972
3.25%, 04/22/2032		8,612	6,639,852
5.625%, 02/26/2044		1,372	1,115,007
6.125%, 01/18/2041		3,473	3,085,109
7.375%, 09/18/2037		790	819,033

			12,334,973

Mexico – 0.1%
Mexico Government International Bond 4.75%, 04/27/2032		2,706	2,645,115

Panama – 0.1%
Panama Notas del Tesoro 3.75%, 04/17/2026		5,330	5,256,046

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026		247	231,069

Total Governments - Sovereign Bonds (cost $24,399,464)			20,467,203

		Shares
COMMON STOCKS – 0.4%
Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.		135,161	1,482,716
Civitas Resources, Inc.		5,127	300,545
Denbury, Inc.(j)		13,032	833,787
Diamond Offshore Drilling, Inc.(j)		107,934	847,282
Diamond Offshore Drilling, Inc.(j)(m)		22,730	178,431
Golden Energy Offshore Services AS(j)		1,497,659	196,402
Gulfport Energy Corp.(j)		17,896	1,681,866
SandRidge Energy, Inc.(j)		105	1,950
Vantage Drilling International(j)		16,001	230,014
Whiting Petroleum Corp.		12,942	945,413

			6,698,406

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(h)(i)(j)		29,486	2,422,776
Energy Technology(h)(i)(j)		497	410,025

			2,832,801

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Internet & Catalog Retail – 0.0%
GOLO Mobile, Inc.(h)(i)(j)		30,264	$	– 0	–

				2,832,801

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc.(h)(i)(j)		71,086		1,706,064

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(h)(j)		46,202		1,461,139
Intelsat Jackson Holdings SA(h)(i)(j)		9,676		– 0	–

				1,461,139

Media – 0.0%
iHeartMedia, Inc. – Class A(j)		14,385		230,016

				1,691,155

Information Technology – 0.0%
Software – 0.0%
Monitronics International, Inc.(j)		68,348		17,087
Paysafe AG Tracker(h)(i)(j)		71,679		– 0	–
Paysafe Ltd.(j)		100,908		280,524

				297,611

Total Common Stocks (cost $18,821,259)				13,226,037

		Principal Amount (000)
LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
Texas Transportation Commission State Highway Fund Series 2010-B 5.178%, 04/01/2030	U.S.$	2,560		2,745,935
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)		6,915		6,710,896

Total Local Governments - US Municipal Bonds (cost $9,475,000)				9,456,831

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Auto Components – 0.1%
Energy Technology 8.00%(h)(i)(j)	3,093	$2,489,865

Energy – 0.0%
Gulfport Energy Operating Corp. 10.00%(h)(i)(j)	5	34,000
Gulfport Energy Corp. 10.00%(h)(j)	108	734,400

		768,400

Total Preferred Stocks (cost $2,417,218)		3,258,265

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(j)	2,936	1,175
Encore Automotive Acceptance, expiring 07/05/2031(h)(i)	13	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(h)(i)(j)	17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring(j)	2,566	154
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(j)	1,080	43

Total Warrants (cost $3)		1,372

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(r)(s)(t) (cost $20,433,467)	20,433,467	20,433,467

Total Investments – 142.9% (cost $5,426,561,543)		5,003,828,438
Other assets less liabilities – (42.9)%		(1,502,201,578)

Net Assets – 100.0%		$3,501,626,860

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PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Long Gilt Futures	11	June 2022	$1,638,257	$(51,906)
U.S. Long Bond (CBT) Futures	329	June 2022	46,286,187	(5,072,974)
U.S. T-Note 5 Yr (CBT) Futures	1,375	June 2022	154,923,828	(6,763,539)
U.S. T-Note 10 Yr (CBT) Futures	1,269	June 2022	151,209,281	(9,180,037)
U.S. Ultra Bond (CBT) Futures	1,927	June 2022	309,163,063	(43,889,941)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	16	June 2022	2,886,006	499,947
Euro-BOBL Futures	20	June 2022	2,683,372	122,746
Euro-Bund Futures	52	June 2022	8,425,550	673,527
Euro-Schatz Futures	230	June 2022	26,725,424	422,099
U.S. 10 Yr Ultra Futures	1,137	June 2022	146,673,000	12,522,802
U.S. T-Note 2 Yr (CBT) Futures	910	June 2022	191,839,375	3,517,573
U.S. T-Note 5 Yr (CBT) Futures	4,832	June 2022	544,430,500	23,814,014

				$(23,385,689)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	3,786	EUR	3,445	05/12/2022	$(150,149)
Citibank, NA	RUB	362,709	USD	2,585	05/06/2022	(2,490,965)
Citibank, NA	USD	15,795	RUB	1,421,587	05/06/2022	4,100,059
JPMorgan Chase Bank	EUR	3,835	USD	4,210	05/12/2022	162,672
Morgan Stanley Capital Services, Inc.	RUB	1,516,629	USD	11,693	05/06/2022	(9,532,245)
Morgan Stanley Capital Services, Inc.	USD	5,667	RUB	457,751	05/06/2022	739,702
Morgan Stanley Capital Services, Inc.	USD	4,257	EUR	3,891	05/12/2022	(150,304)
Morgan Stanley Capital Services, Inc.	GBP	1,138	USD	1,487	06/09/2022	55,696
Morgan Stanley Capital Services, Inc.	AUD	109,479	USD	78,467	07/21/2022	1,008,230
Standard Chartered Bank	IDR	23,323,000	USD	1,622	07/28/2022	30,487
State Street Bank & Trust Co.	EUR	181	USD	206	05/12/2022	15,089
UBS AG	EUR	38,135	USD	43,637	05/12/2022	3,392,100
UBS AG	CAD	222,585	USD	177,994	07/21/2022	4,780,469

						$1,960,841

abfunds.com	AB INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	5.00%	Quarterly	4.63%	USD	25,100	$521,474	$1,247,386	$(725,912)
iTraxxx Xover Series 37, 5 Year Index, 06/20/2027*	5.00	Quarterly	4.28	EUR	13,220	512,726	871,221	(358,495)

						$1,034,200	$2,118,607	$(1,084,407)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	109,350	04/20/2023	2.850%	3 Month LIBOR	Semi-Annual/ Quarterly	$(443,623)	$	– 0	–	$(443,623)
USD	46,860	04/02/2024	2.851%	3 Month LIBOR	Semi-Annual/ Quarterly	74,623		– 0	–	74,623
USD	30,755	02/10/2025	2.034%	3 Month LIBOR	Semi-Annual/ Quarterly	738,589		– 0	–	738,589
USD	6,010	06/09/2025	2.491%	3 Month LIBOR	Semi-Annual/ Quarterly	47,450		– 0	–	47,450
USD	10,000	01/11/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	259,853		– 0	–	259,853
USD	11,920	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	403,077		– 0	–	403,077

						$1,079,969	$	– 0	–	$1,079,969

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	4,600	$(1,896,708)	$(108,617)	$(1,788,091)
Citigroup Global Markets, Inc
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,435	(346,534)	(139,096)	(207,438)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	3,680	(1,517,367)	(536,692)	(980,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,114	(269,023)	(286,487)	17,464

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2,090	$(504,730)	$(492,704)	$(12,026)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,786	(672,898)	(656,865)	(16,033)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	152	(36,773)	(9,162)	(27,611)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	603	(145,730)	(65,046)	(80,684)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,075	(259,731)	(163,815)	(95,916)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	938	(223,708)	(79,410)	(144,298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,050	(736,584)	(300,464)	(436,120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,692	(1,133,206)	(544,144)	(589,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,692	(1,133,205)	(458,645)	(674,560)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,692	(1,133,206)	(452,011)	(681,195)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,968	(2,166,009)	(855,719)	(1,310,290)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,968	(2,166,009)	(855,719)	(1,310,290)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,473	(2,046,343)	(697,799)	(1,348,544)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11,261	(2,719,694)	(1,361,385)	(1,358,309)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,975	(2,167,596)	(537,382)	(1,630,214)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	499	(45,061)	(18,840)	(26,221)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,000	(90,282)	(38,463)	(51,819)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	2,498	(225,626)	(94,335)	(131,291)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	5,720	(516,579)	(294,434)	(222,145)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	13,200	(1,192,107)	(355,359)	(836,748)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,260	(304,379)	(148,855)	(155,524)

abfunds.com	AB INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	8,652	$(2,089,631)	$(997,309)	$(1,092,322)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	20,856	(1,883,528)	(870,866)	(1,012,662)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	15,180	(6,259,135)	(3,269,904)	(2,989,231)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,934	(1,433,052)	(917,150)	(515,902)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,027	(972,517)	(446,479)	(526,038)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,283	(2,000,561)	(1,298,778)	(701,783)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9,384	(2,266,411)	(1,417,617)	(848,794)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11,232	(2,712,668)	(1,492,008)	(1,220,660)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,473	(2,046,343)	(694,468)	(1,351,875)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11,175	(2,699,070)	(1,236,781)	(1,462,289)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	3,448	(1,421,772)	(637,635)	(784,137)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	3,559	(1,467,672)	(648,710)	(818,962)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,815	(679,923)	(169,403)	(510,520)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,236	(1,023,058)	(347,108)	(675,950)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,955	(2,162,837)	(963,154)	(1,199,683)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	258	(23,289)	(10,091)	(13,198)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	513	(123,972)	(40,792)	(83,180)

						$(54,914,527)	$(25,009,701)	$(29,904,826)

68 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate		Maturity	U.S. $ Value at April 30, 2022
Barclays Capital, Inc.†	USD	3,407	(0.75	)%*	—	$3,411,421
Barclays Capital, Inc.†	USD	3,625	(3.00	)%*	—	3,633,458
Credit Suisse International†	EUR	2,473	(1.00	)%*	—	2,609,219
Credit Suisse International†	EUR	1,334	(1.50	)%*	—	1,406,829
HSBC Securities (USA), Inc.†	USD	584,473	0.08%		—	584,533,545
HSBC Securities (USA), Inc.†	USD	51,095	0.33%		—	51,110,272
JPMorgan Chase Bank†	USD	38,220	0.12%		—	38,226,115
JPMorgan Chase Bank†	USD	606,570	0.36%		—	606,833,353

						$1,291,764,212

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2022.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Government – Treasuries	$1,282,110,114	$	– 0	–	$	– 0	–	$	– 0	–	$1,282,110,114
Corporates – Non-Investment Grade	9,654,098		– 0	–		– 0	–		– 0	–	9,654,098

Total	$1,291,764,212	$	– 0	–	$	– 0	–	$	– 0	–	$1,291,764,212

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $1,244,858,514 or 35.6% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Fair valued by the Adviser.

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PORTFOLIO OF INVESTMENTS (continued)

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2022.

(m)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of April 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 12.22%, 11/16/2043	09/27/2018	$261,660		$256,125		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 12.944%, 10/17/2044	09/04/2019	583,813		573,631		0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.319%, 11/15/2044	10/09/2019	157,476		154,388		0.00%
Diamond Offshore Drilling, Inc.	04/26/2021	467,814		178,431		0.01%
Digicel Group Holdings Ltd. 7.00%, 05/16/2022	06/19/2020	16,194		64,232		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	692,006		– 0	–	0.00%
Home Re Ltd. Series 2019-1, Class B1 5.018%, 05/25/2029	12/20/2019	2,063,759		2,016,943		0.06%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.918%, 11/25/2024	11/06/2015	400,133		394,326		0.01%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.168%, 10/25/2025	09/18/2015	718,516		728,542		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787		– 0	–	0.00%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	2,168,000		607,040		0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.048%, 02/27/2023	02/11/2020	2,274,156		2,264,875		0.06%

70 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/19/2017	$136,720	$420,054	0.01%
State Agency of Roads of Ukraine 6.25%, 06/24/2028	06/17/2021	7,856,000	2,435,360	0.07%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	289,000	284,263	0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013	1,804,783	87	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,948	474	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	75	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	916,308	169	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.918%, 11/25/2025	09/06/2016	260,662	237,090	0.01%

(n)	Defaulted.

(o)	Inverse interest only security.

(p)	IO – Interest Only.

(q)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR/SOFR or the LIBOR/CDOR/SOFR floor rate plus a spread at April 30, 2022.

(r)	Affiliated investments.

(s)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(t)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

RUB – Russian Ruble

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

abfunds.com	AB INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

72 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,406,128,076)	$4,983,394,971
Affiliated issuers (cost $20,433,467)	20,433,467
Cash	4,254,011
Cash collateral due from broker	1,033,000
Foreign currencies, at value (cost $1,146,677)	1,131,669
Interest receivable	53,553,706
Unrealized appreciation on forward currency exchange contracts	14,284,504
Receivable for investment securities sold	10,141,437
Receivable for capital stock sold	4,622,099
Affiliated dividends receivable	1,177
Other assets	27,077

Total assets	5,092,877,118

Liabilities
Payable for reverse repurchase agreements	1,291,764,212
Payable for investment securities purchased	202,415,612
Market value on credit default swaps (net premiums received $25,009,701)	54,914,527
Payable for capital stock repurchased	21,557,882
Unrealized depreciation on forward currency exchange contracts	12,323,663
Payable for terminated credit default swaps	2,838,947
Cash collateral due to broker	1,260,000
Advisory fee payable	1,243,295
Dividends payable	941,247
Payable for variation margin on futures	506,646
Foreign capital gains tax payable	390,033
Distribution fee payable	181,062
Transfer Agent fee payable	76,132
Payable for variation margin on centrally cleared swaps	52,224
Administrative fee payable	34,419
Directors’ fees payable	8,163
Accrued expenses	742,194

Total liabilities	1,591,250,258

Net Assets	$3,501,626,860

Composition of Net Assets
Capital stock, at par	$497,986
Additional paid-in capital	4,004,759,927
Accumulated loss	(503,631,053)

Net Assets	$3,501,626,860

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$209,646,537	29,847,533	$7.02	*

C	$152,492,526	21,684,655	$7.03

Advisor	$3,114,030,933	442,832,386	$7.03

Z	$25,456,864	3,621,205	$7.03

*	The maximum offering price per share for Class A shares was $7.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$76,531,238
Dividends
Unaffiliated issuers	181,289
Affiliated issuers	5,841
Other income	29,055	$76,747,423

Expenses
Advisory fee (see Note B)	9,067,689
Distribution fee—Class A	306,962
Distribution fee—Class C	884,830
Transfer agency—Class A	98,497
Transfer agency—Class C	70,969
Transfer agency—Advisor Class	1,507,510
Transfer agency—Class Z	2,988
Custody and accounting	164,770
Printing	121,668
Audit and tax	73,214
Registration fees	64,802
Administrative	46,634
Directors’ fees	37,195
Legal	33,474
Miscellaneous	48,216

Total expenses before interest expense	12,529,418
Interest expense	825,264
Total expenses		13,354,682

Less: expenses waived and reimbursed by the Adviser (see Note B)	(384,742)

Net expenses		12,969,940

Net investment income		63,777,483

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(36,678,095)
Forward currency exchange contracts		14,700,425
Futures		10,134,229
Options written		2,997
Swaps		(17,828,894)
Swaptions written		(56,399)
Foreign currency transactions		(28,907,991)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(428,249,037)
Forward currency exchange contracts		10,347,401
Futures		(28,947,061)
Swaps		42,093,017
Swaptions written		(258,487)
Foreign currency denominated assets and liabilities		(274,394)

Net loss on investment and foreign currency transactions		(463,922,289)

Net Decrease in Net Assets from Operations		$(400,144,806)

(a)	Net of foreign realized capital gains taxes of $96,801.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $135,628.

See notes to financial statements.

74 | AB INCOME FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$63,777,483	$152,778,034
Net realized gain (loss) on investment and foreign currency transactions	(58,633,728)	50,218,675
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(405,288,561)	(82,969,291)
Contributions from Affiliates (see Note B)	– 0	–	1,723,972

Net increase (decrease) in net assets from operations	(400,144,806)	121,751,390
Distributions to Shareholders
Class A	(3,784,062)	(9,801,938)
Class C	(2,060,011)	(5,496,599)
Advisor Class	(62,619,339)	(150,065,239)
Class Z	(482,335)	(986,960)
Capital Stock Transactions
Net increase (decrease)	(672,986,483)	65,001,121

Total increase (decrease)	(1,142,077,036)	20,401,775
Net Assets
Beginning of period	4,643,703,896	4,623,302,121

End of period	$3,501,626,860	$4,643,703,896

See notes to financial statements.

abfunds.com	AB INCOME FUND | 75

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2022 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations		$(400,144,806)
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(1,618,330,895)
Purchases of short-term investments	(513,056,230)
Proceeds from disposition of long-term investments	2,243,801,826
Proceeds from disposition of short-term investments	603,795,283
Net realized loss on investment transactions and foreign currency transactions	58,633,728
Net realized gain on forward currency exchange contracts	14,700,425
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	405,288,561
Net accretion of bond discount and amortization of bond premium	40,934,114
Increase in receivable for investments sold	(5,980,483)
Decrease in interest receivable	12,167,688
Increase in affiliated dividends receivable	(424)
Increase in other assets	(1,100)
Decrease in cash collateral due from broker	1,740,000
Decrease in payable for investments purchased	(42,100,835)
Decrease in cash collateral due to broker	(1,520,000)
Decrease in advisory fee payable	(552,662)
Increase in administrative fee payable	1,562
Decrease in foreign capital gains tax payable	(38,827)
Increase in transfer Agent fee payable	7,376
Decrease in distribution fee payable	(43,830)
Increase in Directors’ fee payable	1,804
Decrease in accrued expenses	(87,982)
Proceeds from options written, net	2,997
Payments on swaptions written, net	(467,961)
Payments on swaps, net	(26,006,412)
Payments for exchange-traded derivatives settlements, net	(14,223,175)

Total adjustments		1,158,664,548

Net cash provided by (used in) operating activities		758,519,742
Cash flows from financing activities
Redemptions of capital stock, net	(706,079,820)
Cash dividends paid (net of dividend reinvestments)†	(22,897,805)
Repayment of reverse repurchase agreements	(19,343,467)

Net cash provided by (used in) financing activities		(748,321,092)
Effect of exchange rate on cash		(29,182,385)

Net decrease in cash		(18,983,735)
Cash at beginning of period		24,369,415

Cash at end of period		$5,385,680

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$46,191,894
Interest expense paid during the period	$602,688

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

76 | AB INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

78 | AB INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,823,012,553		$	– 0	–	$2,823,012,553
Corporates – Investment Grade		– 0	–	486,137,752			– 0	–	486,137,752
Corporates – Non-Investment Grade		– 0	–	434,280,375			8,012,515	(a)	442,292,890
Mortgage Pass-Throughs		– 0	–	288,224,831			– 0	–	288,224,831
Collateralized Mortgage Obligations		– 0	–	205,352,787			– 0	–	205,352,787
Collateralized Loan Obligations		– 0	–	161,594,408			7,850,000		169,444,408
Emerging Markets – Corporate Bonds		– 0	–	121,815,448			718		121,816,166
Bank Loans		– 0	–	100,977,528			12,687,594		113,665,122
Emerging Markets – Sovereigns		– 0	–	112,116,627			– 0	–	112,116,627
Commercial Mortgage-Backed Securities		– 0	–	82,919,730			– 0	–	82,919,730
Agencies		– 0	–	34,601,331			– 0	–	34,601,331
Quasi-Sovereigns		– 0	–	33,334,081			– 0	–	33,334,081
Asset-Backed Securities		– 0	–	23,646,931			420,054		24,066,985
Governments – Sovereign Bonds		– 0	–	20,467,203			– 0	–	20,467,203
Common Stocks		7,226,033		– 0	–		6,000,004	(a)	13,226,037
Local Governments – US Municipal Bonds		– 0	–	9,456,831			– 0	–	9,456,831
Preferred Stocks		– 0	–	– 0	–		3,258,265		3,258,265
Warrants		1,372		– 0	–		0	(a)	1,372
Short-Term Investments		20,433,467		– 0	–		– 0	–	20,433,467

Total Investments in Securities		27,660,872		4,937,938,416			38,229,150	(a)	5,003,828,438
Other Financial Instruments(b):
Assets:
Futures		41,572,708		– 0	–		– 0	–	41,572,708	(c)
Forward Currency Exchange Contracts		– 0	–	14,284,504			– 0	–	14,284,504

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$1,034,200		$	– 0	–	$1,034,200	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,523,592			– 0	–	1,523,592	(c)
Liabilities:
Futures		(64,958,397)		– 0	–		– 0	–	(64,958,397	)(c)
Forward Currency Exchange Contracts		– 0	–	(12,323,663)			– 0	–	(12,323,663)
Centrally Cleared Interest Rate Swaps		– 0	–	(443,623)			– 0	–	(443,623	)(c)
Credit Default Swaps		– 0	–	(54,914,527)			– 0	–	(54,914,527)
Reverse Repurchase Agreements		(1,291,764,212)		– 0	–		– 0	–	(1,291,764,212)

Total		$(1,287,489,029)		$4,887,098,899			$38,229,150	(a)	$3,637,839,020

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company. Certain prior year amounts have been reclassified to conform to current year presentation.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the six months ended April 30, 2022, such reimbursement/waivers amounted to $365,789. The Expense Caps may not be terminated by the Adviser before January 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the reimbursement for such services amounted to $46,634.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $390,940 for the six months ended April 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,028 from the sale of Class A shares and received $4,094 and $6,265 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until January 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $18,953.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$111,173	$513,055	$603,795	$20,433	$6

During the year ended October 31, 2021, the Adviser reimbursed the Fund $1,723,972 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $941,195 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$259,304,245	$643,028,202
U.S. government securities	1,359,121,111	1,524,598,858

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$77,187,496
Gross unrealized depreciation	(551,254,713)

Net unrealized depreciation	$(474,067,217)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could

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result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2022, the Fund held written swaptions for non-hedging purposes. During the six months ended April 30, 2022, the Fund held written options for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the

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counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

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received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2022, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$41,572,708	*	Receivable/Payable for variation margin on futures	$64,958,397	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	1,084,407	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,523,592	*	Receivable/Payable for variation margin on centrally cleared swaps	443,623	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	14,284,504		Unrealized depreciation on forward currency exchange contracts	12,323,663

Credit contracts				Market value on credit default swaps	54,914,527

Total		$57,380,804			$133,724,617

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$10,134,229	$(28,947,061)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	14,700,425	10,347,401

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,997	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(56,399)	(258,487)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,690,471)	10,106,353

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(15,138,423)	31,986,664

Total		$6,952,358	$23,234,870

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Futures:
Average notional amount of buy contracts	$637,029,036
Average notional amount of sale contracts	$1,132,019,361
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$96,384,688
Average principal amount of sale contracts	$468,201,908

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Options Written:
Average notional amount	$2,055,075	(a)
Swaptions Written:
Average notional amount	$44,894,200	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$214,895,000
Credit Default Swaps:
Average notional amount of sale contracts	$352,886,535
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$44,327,442

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citibank, NA/Citigroup Global Markets, Inc	$4,100,059	$(4,100,059)		$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank /JPMorgan Securities, LLC	162,672	(162,672)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	1,803,628	(1,803,628)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	30,487	– 0	–		– 0	–		– 0	–		30,487
State Street Bank & Trust Co.	15,089	– 0	–		– 0	–		– 0	–		15,089
UBS AG	8,172,569	– 0	–		– 0	–		– 0	–		8,172,569

Total	$14,284,504	$(6,066,359)		$	– 0	–	$	– 0	–		$8,218,145	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$2,046,857	$	– 0	–	$	– 0	–	$(1,982,741)	$64,116
Citibank, NA/Citigroup Global Markets, Inc	21,869,311		(4,100,059)			– 0	–	(17,769,252)	– 0	–
Credit Suisse International	4,463,665		– 0	–		– 0	–	(4,463,665)	– 0	–
Goldman Sachs International	22,273,285		– 0	–		(660,000)		(21,613,285)	– 0	–
JPMorgan Chase Bank /JPMorgan Securities, LLC	6,755,262		(162,672)			– 0	–	(6,592,590)	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	9,829,810		(1,803,628)			– 0	–	(8,026,182)	– 0	–

Total	$67,238,190		$(6,066,359)			$(660,000)		$(60,447,715)	$64,116	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are

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unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2022, the Fund earned drop income of $2,243,256 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2022, the average amount of reverse repurchase agreements outstanding was $1,321,786,713 and the daily weighted average interest rate was .12%. At April 30, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $1,291,764,212 as reported on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$7,044,879	$(7,044,879)	$	– 0	–
Credit Suisse International	4,016,048	(4,016,048)		– 0	–
HSBC Securities (USA), Inc.	635,643,817	(633,972,504)		1,671,313
JPMorgan Chase Bank	645,059,468	(645,059,468)		– 0	–

Total	$1,291,764,212	$(1,290,092,899)		$1,671,313

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	2,781,852	12,693,420	$21,278,540	$102,684,240

Shares issued in reinvestment of dividends	333,501	794,420	2,519,636	6,379,937

Shares converted from Class C	66,280	356,137	498,851	2,859,271

Shares redeemed	(7,042,152)	(16,512,385)	(53,176,816)	(132,616,025)

Net decrease	(3,860,519)	(2,668,408)	$(28,879,789)	$(20,692,577)

Class C
Shares sold	525,165	3,077,054	$4,032,557	$24,874,379

Shares issued in reinvestment of dividends	178,057	456,339	1,345,579	3,671,010

Shares converted to Class A	(66,212)	(355,698)	(498,851)	(2,859,271)

Shares redeemed	(3,553,917)	(5,920,156)	(26,985,299)	(47,610,467)

Net decrease	(2,916,907)	(2,742,461)	$(22,106,014)	$(21,924,349)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Advisor Class
Shares sold	58,162,744	167,986,666	$443,648,423	$1,352,943,498

Shares issued in reinvestment of dividends	5,540,242	12,483,656	41,929,539	100,377,691

Shares redeemed	(146,583,707)	(168,770,779)	(1,106,177,649)	(1,357,710,463)

Net increase (decrease)	(82,880,721)	11,699,543	$(620,599,687)	$95,610,726

Class Z
Shares sold	508,223	2,157,210	$3,835,643	$17,350,447

Shares issued in reinvestment of dividends	52,559	94,970	397,140	762,411

Shares redeemed	(753,121)	(759,196)	(5,633,776)	(6,105,537)

Net increase (decrease)	(192,339)	1,492,984	$(1,400,993)	$12,007,321

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However,

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banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$166,350,736	$173,172,422

Total taxable distributions paid	$166,350,736	$173,172,422

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(25,821,866	)(a)
Unrealized appreciation/(depreciation)	8,964,995	(b)

Total accumulated earnings/(deficit)	$(16,856,871	)(c)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $6,276,058. During the fiscal year, the Fund utilized $49,285,069 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2021, the cumulative deferred loss on straddles was $19,545,808.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of grantor trusts, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the fund had a net long-term capital loss carryforward of $6,276,058, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.89	$ 7.96	$ 7.98	$ 7.49	$ 8.09	$ 8.08

Income From Investment Operations

Net investment income(a)(b)	.11	.24	.26	.31	.29	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.04)	.02	(c)	.53	(.50)	.05

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(.75)	.20	.28	.84	(.21)	.41

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.27)	(.30)	(.30)	(.36)	(.40)

Return of capital	– 0	–	– 0	–	– 0	–	(.05)	(.03)	– 0	–

Total dividends and distributions	(.12)	(.27)	(.30)	(.35)	(.39)	(.40)

Net asset value, end of period	$ 7.02	$ 7.89	$ 7.96	$ 7.98	$ 7.49	$ 8.09

Total Return

Total investment return based on net asset value(e)*	(9.64)%	2.48%	3.55%	11.50%	(2.71)%	5.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$209,647	$265,990	$289,619	$240,567	$232,931	$165,294

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.81	%^	.79%	.78%	.77%	1.08%	1.03%

Expenses, before waivers/reimbursements(f)	.83	%^	.80%	.80%	.83%	1.16%	1.11%

Net investment income(b)	2.84	%^	3.04%	3.24%	4.02%	3.73%	4.42%

Portfolio turnover rate**	28%	166%	246%	270%	105%	42%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Income From Investment Operations

Net investment income(a)(b)	.08	.18	.20	.25	.23	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.04)	.02	(c)	.53	(.50)	.05

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(.78)	.14	.22	.78	(.27)	.35

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.21)	(.24)	(.25)	(.30)	(.34)

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	(.03)	– 0	–

Total dividends and distributions	(.09)	(.21)	(.24)	(.29)	(.33)	(.34)

Net asset value, end of period	$ 7.03	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Total Return

Total investment return based on net asset value(e)*	(9.97)%	1.71%	2.77%	10.65%	(3.43)%	4.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$152,493	$194,363	$217,968	$164,413	$82,283	$62,121

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.56	%^	1.54%	1.53%	1.52%	1.83%	1.78%

Expenses, before waivers/reimbursements(f)	1.58	%^	1.55%	1.55%	1.57%	1.92%	1.87%

Net investment income(b)	2.08	%^	2.29%	2.49%	3.21%	2.98%	3.68%

Portfolio turnover rate**	28%	166%	246%	270%	105%	42%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Income From Investment Operations

Net investment income(a)(b)	.12	.26	.27	.33	.31	.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.04)	.03	(c)	.53	(.50)	.02

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(.74)	.22	.30	.86	(.19)	.43

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.29)	(.32)	(.31)	(.38)	(.42)

Return of capital	– 0	–	– 0	–	– 0	–	(.06)	(.03)	– 0	–

Total dividends and distributions	(.13)	(.29)	(.32)	(.37)	(.41)	(.42)

Net asset value, end of period	$ 7.03	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Total Return

Total investment return based on:

Net asset value(e)*	(9.52)%	2.73%	3.80%	11.76%	(2.46)%	5.44%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$3,114	$4,152	$4,097	$3,562	$2,222	$1,806

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.56	%^	.54%	.53%	.52%	.83%	.81%

Expenses, before waivers/reimbursements(f)	.58	%^	.55%	.55%	.58%	.91%	.93%

Net investment income(b)	3.08	%^	3.28%	3.48%	4.24%	3.98%	5.11%

Portfolio turnover rate**	28%	166%	246%	270%	105%	42%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	November 20, 2019(g) to October 31, 2020

Net asset value, beginning of period	$ 7.90	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.12	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.05)	.03	(c)

Net increase (decrease) in net asset value from operations	(.74)	.22	.30

Less: Dividends

Dividends from net investment income	(.13)	(.29)	(.30)

Net asset value, end of period	$ 7.03	$ 7.90	$ 7.97

Total Return

Total investment return based on net asset value(e)*	(9.50)%	2.78%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,457	$30,118	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.52%^	.49%	.48	%^

Expenses, before waivers/reimbursements(f)	.52%^	.49%	.48	%^

Net investment income(b)	3.13%^	3.32%	3.49	%^

Portfolio turnover rate**	28%	166%	246%

See footnote summary on page 109.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017

Class A

Net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.77%	.77%

Before waivers/reimbursements	.79	%^	.78%	.79%	.82%	.85%	.85%
Class C

Net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.52%

Before waivers/reimbursements	1.54	%^	1.53%	1.54%	1.57%	1.60%	1.61%
Advisor Class

Net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.52%	.54%

Before waivers/reimbursements	.54	%^	.53%	.54%	.57%	.60%	.65%
Class Z

Net of waivers/reimbursements	.48	%^	.47%	.46%	N/A	N/A	N/A

Before waivers/reimbursements	.48	%^	.47%	.46%	N/A	N/A	N/A

(g)	Commencement of distributions.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INCOME FUND | 111

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s

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principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was equal to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the

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expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB INCOME FUND | 117

NOTES

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NOTES

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 17, 2022

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2022.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY[1]

Class 1 Shares[2]	-1.93%	0.65%

Class 2 Shares[2]	-1.88%	0.75%

Class A Shares	-2.00%	0.49%

Class C Shares	-2.35%	-0.23%

Advisor Class Shares[3]	-1.88%	0.73%

Bloomberg 1-10 Year TIPS Index	-1.96%	1.52%

1

Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance for the six- and 12-month periods ended April 30, 2022, by 0.00% and 0.03%, respectively.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2022.

Except for Class A and Class C, all share classes of the Fund outperformed the benchmark for the six-month period; all share classes underperformed for the 12-month period, before fees. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. During the six-month period, the Fund’s overweight to municipals, including municipal credit, detracted. The use of Consumer Price Index (“CPI”) swaps, a more tax-efficient way of achieving inflation protection, contributed to absolute performance.

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

For the 12-month period, the Fund’s overweight to municipals, including municipal credit, detracted. An allocation to CPI swaps contributed. Underweights to the intermediate and long parts of the yield curve contributed.

During both periods, the Fund utilized derivatives in the form of CPI swaps for hedging purposes, which added to absolute performance. Interest rate swaps were used for hedging purposes and credit default swaps were used for investment purposes, which had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended April 30, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 2.72% from 0.99% and the yield on the 10-Year US Treasury rose to 2.89% from 1.65%. While demand for income remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 and into the second quarter, as investors pulled approximately $48 billion from the municipal market as of April 30, 2022.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 95 basis points (“b.p.”) during the 12-month period and 67 b.p. during the six-month period. Credit spreads were relatively unchanged during the 12-month period, but widened modestly during the six-month period.

The Fund’s Senior Investment Management Team continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering into inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.43% and 0.32%, respectively.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more nationally recognized statistical rating organizations (or deemed to be of comparable credit quality by the Adviser). The Fund may invest up to 20% of its total assets in below investment-grade fixed-income securities (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become more difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS 1 SHARES[3]			1.85%	2.85%

1 Year	0.65%	0.65%

5 Years	3.02%	3.02%

10 Years	2.01%	2.01%

CLASS 2 SHARES[3]			1.96%	3.02%

1 Year	0.75%	0.75%

5 Years	3.14%	3.14%

10 Years	2.11%	2.11%

CLASS A SHARES			1.62%	2.49%

1 Year	0.49%	-2.48%

5 Years	2.88%	2.25%

10 Years	1.84%	1.52%

CLASS C SHARES			0.93%	1.43%

1 Year	-0.23%	-1.22%

5 Years	2.12%	2.12%

10 Years[4]	1.09%	1.09%

ADVISOR CLASS SHARES[5]			1.92%	2.95%

1 Year	0.73%	0.73%

5 Years	3.13%	3.13%

10 Years	2.11%	2.11%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.66%, 0.56%, 0.84%, 1.59% and 0.59% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s total annual operating expense ratios (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	3.27%

5 Years	3.36%

10 Years	2.21%

CLASS 2 SHARES[1]

1 Year	3.37%

5 Years	3.48%

10 Years	2.31%

CLASS A SHARES

1 Year	0.02%

5 Years	2.58%

10 Years	1.72%

CLASS C SHARES

1 Year	1.36%

5 Years	2.45%

10 Years[2]	1.29%

ADVISOR CLASS SHARES[3]

1 Year	3.34%

5 Years	3.47%

10 Years	2.31%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$980.00	$3.68	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000	$976.50	$7.35	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$981.20	$2.46	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$980.70	$2.95	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$981.20	$2.46	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,628.8

1

All data are as of April 30, 2022. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.8%
Long-Term Municipal Bonds – 88.1%
Alabama – 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,170,570
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	5,081,462
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2025	2,110	2,237,987
Series 2021 4.00%, 02/01/2039	1,675	1,683,919
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 4.50%, 05/01/2032(a)	1,468	1,409,519

		14,583,457

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,455,866
Series 2018 6.50%, 09/01/2028(a)	295	331,025
7.125%, 09/01/2038(a)	280	330,259

		2,117,150

Arizona – 1.5%
Arizona Industrial Development Authority Series 2021-B 4.00%, 07/01/2041	500	456,440
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2030	935	957,289
5.00%, 11/01/2031-11/01/2033	2,350	2,570,921

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2039	$1,800	$1,805,670
5.00%, 02/01/2026-02/01/2031	4,750	5,320,474
Arizona State University (Arizona State University COP) Series 2013-A 5.00%, 09/01/2022	3,220	3,256,662
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	4,000	3,425,798
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Excise Tax Revenue) Series 2017-B 5.00%, 07/01/2022	1,995	2,007,155
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017-A 5.00%, 07/01/2029	3,945	4,253,186
City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	2,400	2,005,754
Maricopa County Special Health Care District Series 2021-D 5.00%, 07/01/2022	4,595	4,623,072
Salt River Project Agricultural Improvement & Power District Series 2021-A 5.00%, 01/01/2029	2,750	3,136,408
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2028 (Pre-refunded/ETM)	5,000	5,668,037

		39,486,866

Arkansas – 0.4%
University of Arkansas Series 2012 5.00%, 11/01/2042 (Pre-refunded/ETM)	9,335	9,335,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 9.9%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	$3,315	$2,667,250
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	1,000	796,416
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2019-P 5.00%, 06/01/2041	1,760	1,995,006
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	984	984,331
Series 2021-2 0.816%, 03/25/2035	2,500	149,651
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(a)	25,000	24,773,990
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	250	167,510
California State Public Works Board (California State Public Works Board Lease) Series 2021-A 5.00%, 02/01/2023	10,000	10,238,162
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2018 5.00%, 05/01/2029	2,995	3,345,895
California State University Series 2021-B 2.374%, 11/01/2035	1,000	803,839
City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2027-05/15/2039	2,410	2,603,163

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 5.00%, 05/15/2037	$4,000	$4,399,121
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,000	779,441
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	1,500	1,152,504
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	6,500	5,379,816
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	2,000	1,576,890
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	2,000	1,611,134
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	1,500	1,085,714
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	3,500	2,944,850
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	2,300	1,944,677
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	780,377

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	$2,000	$1,639,954
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	1,075	1,076,780
Los Angeles County Metropolitan Transportation Authority Series 2021-A 4.00%, 06/01/2038	5,880	6,094,962
Los Angeles Department of Water & Power Series 2021-B 5.00%, 07/01/2041	10,000	11,243,951
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	3,505	3,716,284
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	5,000	4,451,682
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2035-07/01/2041	30,550	30,120,207
5.00%, 07/01/2030-07/01/2033	9,385	10,350,375
San Francisco Intl Airport Series 2021-A 5.00%, 05/01/2031-05/01/2036	13,235	14,565,975
San Joaquin Hills Transportation Corridor Agency Series 2021 5.00%, 01/15/2033	5,000	5,531,240
State of California Series 2014 5.00%, 08/01/2022-05/01/2025	4,250	4,412,575
Series 2017 5.00%, 11/01/2022	7,635	7,767,273
Series 2020 5.00%, 11/01/2030-03/01/2035	21,205	24,229,233
Series 2021 4.00%, 10/01/2023-10/01/2035	25,345	26,244,627
5.00%, 09/01/2023-12/01/2035	16,570	17,995,856
Series 2022 4.00%, 04/01/2042	8,640	8,765,709

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

University of California Series 2022-S 5.00%, 05/15/2024-05/15/2036	$12,000	$12,927,711

		261,314,131

Colorado – 2.5%
Arapahoe County School District No. 5 Cherry Creek (Arapahoe County School District No. 5 Cherry Creek COP) Series 2022 4.00%, 12/15/2038	2,655	2,789,699
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,537,412
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2024-11/15/2025	13,395	13,596,934
Series 2018-A 5.00%, 12/01/2026-12/01/2029	18,255	19,871,948
Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	2,600	2,895,063
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032-08/01/2033	2,890	3,154,570
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,696,276
Colorado Health Facilities Authority (Sisters of Charity of Leavenworth Health System, Inc. Obligated Group) Series 2019-B 4.00%, 01/01/2040	1,445	1,431,716
Denver City & County School District No. 1 Series 2014-B 5.00%, 12/01/2023	4,730	4,940,378
Series 2021 5.00%, 12/01/2039	6,785	7,721,858
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013-A 5.00%, 12/01/2022	1,640	1,669,246

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

E-470 Public Highway Authority Series 2021-B 0.531% (SOFR + 0.35%), 09/01/2039(b)	$2,000	$1,959,769
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,000	1,721,856
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 3.75%, 12/01/2040	1,050	893,639
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2024	260	275,066

		66,155,430

Connecticut – 2.5%
City of New Haven CT Series 2018-A 5.50%, 08/01/2035	1,920	2,146,110
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2035-07/01/2040	5,500	5,337,045
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2020 1.10%, 07/01/2048	10,105	10,029,614
Series 2022 1.10%, 07/01/2049	8,000	7,508,294
State of Connecticut Series 2013-A 5.00%, 10/15/2024	5,035	5,223,446
Series 2014-A 5.00%, 03/01/2028	2,230	2,326,665
Series 2014-F 5.00%, 11/15/2026	1,275	1,351,939
Series 2015-B 5.00%, 06/15/2025-06/15/2028	7,170	7,677,020
Series 2016-A 5.00%, 03/15/2032	2,160	2,318,524
Series 2018-B 5.00%, 04/15/2028	1,440	1,611,352

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Clean Water Fund – State Revolving Fund Series 2013-A 5.00%, 03/01/2024	$4,360	$4,465,077
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2035-05/01/2040	6,000	6,711,863
Series 2021-D 4.00%, 11/01/2037-11/01/2038	6,435	6,615,944
University of Connecticut Series 2020-A 5.00%, 02/15/2038	1,795	1,983,975

		65,306,868

District of Columbia – 1.3%
District of Columbia Series 2021-D 5.00%, 02/01/2041	1,180	1,332,773
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2029-02/29/2032(c)	15,265	16,482,285
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2025-10/01/2026	8,565	9,140,409
Series 2021-A 4.00%, 10/01/2038	2,500	2,477,472
5.00%, 10/01/2036	1,695	1,867,309
Washington Metropolitan Area Transit Authority Series 2021-A 4.00%, 07/15/2039	2,450	2,526,047

		33,826,295

Florida – 5.2%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	2,500	1,815,762
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2025(a)	300	300,490
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2032-07/01/2034	13,255	14,821,288

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGM Series 2021-D 5.00%, 07/01/2035	$8,685	$9,903,288
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	7,315	7,335,702
City of Jacksonville FL Series 2012-A 5.00%, 10/01/2023 (Pre-refunded/ETM)	6,140	6,228,641
5.00%, 10/01/2026 (Pre-refunded/ETM)	4,050	4,108,469
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	4,500	4,812,530
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	16,215	15,716,786
Series 2019-C 2.384%, 10/01/2026	2,600	2,474,769
County of Miami-Dade FL Series 2012-A 5.00%, 10/01/2023 (Pre-refunded/ETM)	1,500	1,521,655
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2023-06/01/2027	18,500	19,467,679
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2040	8,000	7,955,244
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	595	385,992
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	7,635	7,615,099
Series 2022-A 4.00%, 06/15/2042	2,000	1,801,675
5.00%, 06/15/2042	2,550	2,619,070
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2023	1,500	1,557,039

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021 1.425%, 10/01/2026	$500	$458,051
Florida State Board of Education (State of Florida) Series 2022-A 5.00%, 06/01/2030	6,000	7,000,276
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	4,420	4,933,290
5.00%, 10/01/2033	4,000	4,255,866
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,000	1,054,431
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(c)	1,000	948,847
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	375	363,368
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	1,063,050
State of Florida Department of Transportation Turnpike System Revenue Series 2021-B 5.00%, 07/01/2022	2,810	2,826,335
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	4,215	3,760,370

		137,105,062

Georgia – 3.4%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034-07/01/2035	9,555	9,983,157
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2025	1,650	1,757,767

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia State Road & Tollway Authority (State of Georgia Fed Hwy Grant) Series 2020 5.00%, 06/01/2029	$8,810	$9,995,597
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	4,000	3,988,254
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2021-C 4.00%, 05/01/2052	2,075	2,113,415
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	9,370	9,524,134
Series 2018-C 4.00%, 08/01/2048	6,850	6,976,112
Series 2021-A 4.00%, 07/01/2052	37,825	38,846,475
Richmond County Board of Education Series 2021 5.00%, 10/01/2023	3,400	3,534,114
State of Georgia Series 2020-A 5.00%, 08/01/2027	2,380	2,674,879

		89,393,904

Guam – 0.2%
Territory of Guam Series 2019 5.00%, 11/15/2031	145	149,405
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023-11/15/2031	3,970	4,176,038
Series 2021-F 5.00%, 01/01/2028	500	527,930

		4,853,373

Hawaii – 0.4%
City & County of Honolulu HI Series 2021 5.00%, 03/01/2029	3,595	4,095,135
Series 2022-A 5.00%, 11/01/2026(c)	1,500	1,636,180

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Hawaii Airports System Revenue Series 2020-A 5.00%, 07/01/2033	$4,010	$4,380,252

		10,111,567

Illinois – 3.1%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2027	1,200	1,278,690
Series 2019-B 5.00%, 12/01/2030-12/01/2033	500	529,478
Series 2022-B 4.00%, 12/01/2040	5,800	5,286,784
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2034-01/01/2038	8,760	9,440,196
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2029	5,000	5,250,504
Series 2016-C 5.00%, 01/01/2033	5,000	5,337,769
Series 2017-B 5.00%, 01/01/2035	1,475	1,583,762
Series 2018-A 5.00%, 01/01/2037	1,000	1,062,675
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 01/01/2023	2,500	2,551,880
5.50%, 01/01/2025	2,250	2,295,117
County of Cook IL Series 2012-C 5.00%, 11/15/2024	2,560	2,600,651
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2024	1,630	1,702,533
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	800	843,899
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2033-10/01/2037	7,000	8,204,735

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Washington and Jane Smith Home (The) Series 2022 4.00%, 10/15/2040	$9,375	$8,581,934
Illinois State Toll Highway Authority Series 2020-A 5.00%, 01/01/2040	1,080	1,204,949
State of Illinois Series 2013 5.00%, 07/01/2023	1,670	1,715,141
Series 2014 5.00%, 05/01/2030	4,180	4,299,364
Series 2017-B 5.00%, 12/01/2024	5,050	5,293,506
Series 2017-D 5.00%, 11/01/2024	7,950	8,329,390
Series 2018-A 5.00%, 10/01/2023	2,785	2,873,233
Series 2018-B 5.00%, 10/01/2023	1,730	1,784,809

		82,050,999

Indiana – 1.1%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	2,380	1,766,763
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2032-10/01/2034	9,955	11,486,785
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	5,000	4,932,962
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2035	1,210	1,191,371
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2037(c)	1,000	873,816

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2021 0.70%, 12/01/2046	$8,150	$7,341,597
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	495	426,678

		28,019,972

Iowa – 1.2%
Iowa Finance Authority Series 2022-E 0.99% (SOFR + 0.80%), 01/01/2052(b)(c)	8,000	8,006,302
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2018-B 5.25%, 12/01/2050	2,250	2,395,226
Series 2022 4.00%, 12/01/2050(c)	5,000	4,978,654
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2039	5,200	5,993,084
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	2,275	2,249,431
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2034-06/01/2040	3,515	3,545,340
5.00%, 06/01/2031	900	991,867
Series 2021-B 4.00%, 06/01/2049	2,000	1,893,908
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	2,360	2,490,489

		32,544,301

Kansas – 0.2%
Kansas Development Finance Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2054	6,000	6,667,480

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 3.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	$650	$713,468
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(a)	1,150	1,123,434
Kentucky Municipal Power Agency NATL Series 2015-A 5.00%, 09/01/2022-09/01/2023	4,875	4,968,545
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	7,260	7,433,928
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 8.53% (CPI + 1.05%), 12/01/2049	20,000	20,603,130
Series 2019-C 4.00%, 02/01/2050	9,015	9,192,832
Series 2022-A 4.00%, 08/01/2052	18,485	18,822,262
Kentucky Turnpike Authority Series 2012-A 5.00%, 07/01/2025 (Pre-refunded/ETM)	2,275	2,288,562
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	15,000	15,092,937

		80,239,098

Louisiana – 1.2%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2028-12/01/2041	12,255	13,899,324
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,800	1,993,996
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	340	359,952
6.10%, 06/01/2038-12/01/2040(a)	845	959,561

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Louisiana Gasoline & Fuels Tax Revenue Series 2012-A 5.00%, 05/01/2027 (Pre-refunded/ETM)	$2,860	$2,860,000
5.00%, 05/01/2027	6,225	6,242,753
Series 2022-A 0.689% (SOFR + 0.50%), 05/01/2043(b)	4,960	4,938,976

		31,254,562

Maryland – 4.2%
County of Baltimore MD Series 2022 4.00%, 03/01/2038-03/01/2039	12,555	13,176,991
County of Montgomery MD Series 2019-A 5.00%, 11/01/2026	5,925	6,564,741
County of Prince George’s MD Series 2021-A 5.00%, 07/01/2027	10,000	11,203,457
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 12/31/2039-06/30/2042	19,565	20,409,509
Maryland Health & Higher Educational Facilities Authority (Stevenson University, Inc.) Series 2021 4.00%, 06/01/2039	500	486,688
State of Maryland Series 2016 5.00%, 06/01/2022	13,990	14,031,708
Series 2017-B 5.00%, 08/01/2024	5,790	6,130,611
Series 2020-B 5.00%, 08/01/2028	9,315	10,607,007
Series 2021-A 5.00%, 03/01/2032	3,265	3,820,604
Series 2022-C 5.00%, 03/01/2026	11,500	12,576,353
Series 2022-D 4.00%, 08/01/2029(c)	4,500	4,884,491
Washington Suburban Sanitary Commission Series 2018 5.00%, 06/01/2022	2,615	2,622,900
Series 2020 5.00%, 12/01/2022	4,140	4,221,072

		110,736,132

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 2.3%
Commonwealth of Massachusetts Series 2004-B 5.25%, 08/01/2023	$2,450	$2,547,186
Series 2020-B 5.00%, 07/01/2024	7,380	7,791,408
Series 2022-B 4.00%, 02/01/2039-02/01/2040	15,260	15,716,492
CIFGNA Series 2007-A 0.782% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	3,275	3,111,868
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2004-C 5.25%, 07/01/2023	3,520	3,648,575
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 5.983% (CPI + 0.99%), 08/01/2022	3,240	3,260,264
5.99% (CPI + 0.99%), 08/01/2023	2,275	2,321,035
Series 2021-2 4.00%, 02/01/2023	1,645	1,672,197
Massachusetts Development Finance Agency (Broad Institute Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	1,843,602
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2037-07/01/2039	11,280	12,371,927
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012-A 5.00%, 08/15/2023	2,475	2,496,220
Massachusetts Water Resources Authority Series 2012-A 5.00%, 08/01/2037 (Pre-refunded/ETM)	2,865	2,890,709

		59,671,483

Michigan – 1.3%
City of Detroit MI Series 2018 5.00%, 04/01/2035-04/01/2036	1,055	1,106,641

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 1.248% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	$2,605	$2,520,500
Detroit City School District AGM Series 2005-A 5.25%, 05/01/2029	3,860	4,428,080
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2026-04/01/2027	2,735	3,003,503
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	10,545	11,080,379
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,934,411
Michigan Finance Authority (Michigan Finance Authority Drinking Water Revolving Fund) Series 2021 5.00%, 10/01/2026	1,250	1,376,221
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2028-06/30/2029	9,090	9,622,541

		35,072,276

Minnesota – 0.1%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 0.495%, 08/01/2028	25	25,000
County of Hennepin MN Series 2020-B 5.00%, 12/01/2026	2,035	2,253,464

		2,278,464

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(a)	$1,000	$1,092,961
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,500	1,576,731

		2,669,692

Missouri – 0.9%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	11,975	12,440,465
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025-03/01/2027	255	265,981
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	1,675	1,715,706
Missouri State Environmental Improvement & Energy Resources Authority (Missouri Environmental Improvement & Energy Resources Auth State Revolving Funds) Series 2020-A 5.00%, 01/01/2023	9,785	9,998,205

		24,420,357

Montana – 0.1%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031-02/15/2033	3,275	3,562,681

Nebraska – 0.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	15,000	15,392,137

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 2.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	$360	$353,574
Clark County School District Series 2021-A 4.00%, 06/15/2034	10,085	10,539,954
5.00%, 06/15/2027-06/15/2028	8,780	9,741,463
Series 2021-B 5.00%, 06/15/2027-06/15/2032	20,225	22,656,673
BAM Series 2020-B 5.00%, 06/15/2027	4,305	4,752,147
Tahoe-Douglas Visitors Authority Series 2020 4.00%, 07/01/2027	1,200	1,211,138
5.00%, 07/01/2029-07/01/2035	5,465	5,749,509

		55,004,458

New Hampshire – 0.1%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	1,506	1,552,515

New Jersey – 3.7%
County of Monmouth NJ Series 2021-A 5.00%, 01/15/2029	2,685	3,067,443
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-B, Class 1 3.87%, 11/15/2035(a)	12,363	12,126,572
New Jersey Economic Development Authority Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	1,150	1,211,755
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2026-10/01/2027	3,810	4,129,225
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,365	1,384,893

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AGM Series 2022-A 4.00%, 07/01/2039-07/01/2041	$2,135	$2,187,780
5.00%, 07/01/2034-07/01/2038	3,190	3,630,092
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	4,712,294
Series 2018-A 5.00%, 06/15/2028-06/15/2031	26,170	28,066,575
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-C 5.25%, 06/15/2032	2,960	3,105,293
Series 2020-A 5.00%, 06/15/2036	1,140	1,224,183
New Jersey Turnpike Authority Series 2013-A 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,600	1,634,221
5.00%, 01/01/2023	200	204,091
Series 2014-A 5.00%, 01/01/2028	4,785	5,006,324
Series 2014-C 5.00%, 01/01/2023	1,590	1,622,521
Series 2017-A 5.00%, 01/01/2033	7,300	7,921,312
Series 2020-D 5.00%, 01/01/2028	4,375	4,756,007
Series 2021-B 0.897%, 01/01/2025	1,000	933,688
1.713%, 01/01/2029	1,350	1,169,206
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2030	4,750	5,115,524
Series 2018-B 5.00%, 06/01/2046	3,175	3,313,360

		96,522,359

New Mexico – 0.0%
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.00%, 05/01/2033(a)	1,035	931,982

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 7.6%
City of New York NY Series 2011-A 5.00%, 08/01/2023	$3,220	$3,223,057
Series 2020-A 5.00%, 08/01/2026	3,940	4,300,178
Series 2020-B 5.00%, 11/01/2027	3,000	3,332,903
Series 2020-C 5.00%, 08/01/2028-08/01/2033	6,920	7,780,098
Series 2021-A 4.00%, 08/01/2041	2,000	2,005,436
5.00%, 08/01/2033	2,000	2,282,410
Series 2021-D 1.396%, 08/01/2027	3,120	2,800,055
Series 2021-F 5.00%, 06/01/2044	2,500	2,677,670
County of Monroe NY Series 2021 5.00%, 06/01/2028	4,070	4,542,703
Metropolitan Transportation Authority Series 2012-C 5.00%, 11/15/2024 (Pre-refunded/ETM)	4,065	4,139,363
5.00%, 11/15/2025 (Pre-refunded/ETM)	5,000	5,091,468
Series 2012-F 5.00%, 11/15/2026	3,635	3,686,289
Series 2013-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,370,059
Series 2013-E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	8,872,295
Series 2016-A 5.00%, 11/15/2024	1,130	1,190,090
Series 2016-B 5.00%, 11/15/2027	1,370	1,470,841
Series 2017-B 5.00%, 11/15/2023-11/15/2026	3,600	3,809,338
Series 2017-C 5.00%, 11/15/2026-11/15/2028	4,020	4,337,842
Series 2020-A 5.00%, 11/15/2045	5,120	5,571,425
Series 2020-E 4.00%, 11/15/2026	1,000	1,033,697
5.00%, 11/15/2028	4,000	4,339,878
Series 2021-D 0.511% (SOFR + 0.33%), 11/01/2035(b)	2,090	2,073,763

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2026(d)	$6,830	$6,938,064
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	6,565	6,834,899
Series 2021 2.202%, 03/15/2034	2,000	1,612,575
2.252%, 03/15/2032	2,000	1,674,615
Series 2021-E 5.00%, 03/15/2028	52,730	59,155,499
Series 2022-A 4.00%, 03/15/2042	5,000	5,007,123
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2038	800	823,120
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	2,000	2,008,362
5.00%, 03/15/2025	2,225	2,372,175
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	9,255	9,774,464
Series 2020 4.00%, 10/01/2030	1,500	1,476,792
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038-12/01/2040	3,850	4,021,687
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	345	355,583
Port Authority of New York & New Jersey Series 2021-2 5.00%, 07/15/2028	1,025	1,123,866
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2028-06/01/2032	4,510	4,919,933

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	$4,740	$5,108,175
Series 2021-A 2.00%, 05/15/2045	2,945	2,845,523
2.591%, 05/15/2036	2,000	1,685,278
2.917%, 05/15/2040	1,000	834,789

		199,503,380

North Carolina – 1.0%
City of Charlotte NC Water & Sewer System Revenue Series 2020 5.00%, 07/01/2022	2,230	2,243,587
Fayetteville State University Series 2023 5.00%, 04/01/2032(a)(c)	655	704,419
State of North Carolina Series 2013-D 4.00%, 06/01/2022	2,995	3,001,731
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	7,160,471
Series 2019 5.00%, 03/01/2029-03/01/2033	6,690	7,507,016
Series 2021 5.00%, 03/01/2028	1,175	1,310,814
State of North Carolina (State of North Carolina Lease) Series 2020-B 5.00%, 05/01/2022	3,255	3,255,000

		25,183,038

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	425	260,696
7.00%, 12/15/2043(a)	440	262,649

		523,345

Ohio – 1.4%
American Municipal Power, Inc. Series 2016-A 5.00%, 02/15/2036	5,000	5,360,044

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 02/15/2035	$1,425	$1,604,331
Series 2021 4.00%, 02/15/2037-02/15/2038	2,760	2,825,078
5.00%, 02/15/2034	1,680	1,894,423
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2039	1,000	973,389
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,639,585
City of Cleveland OH Airport System Revenue AGM Series 2016-B 5.00%, 01/01/2023-01/01/2024	2,585	2,658,776
City of Cleveland OH Income Tax Revenue Series 2017-B1 5.00%, 10/01/2027-10/01/2030	7,585	8,508,984
Series 2017-B2 5.00%, 10/01/2029	1,485	1,670,181
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2037	5,600	5,951,300
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	235	235,197
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	420	420,352
Series 2016-B 4.375%, 06/01/2033	825	825,691

		36,567,331

Oklahoma – 0.0%
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	500	491,587

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 0.7%
Deschutes County Hospital Facilities Authority (St. Charles Health System, Inc.) Series 2016-A 4.00%, 01/01/2033	$1,000	$1,010,306
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2021-B 5.00%, 07/01/2046	4,750	5,380,842
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2038-07/01/2040	8,500	8,422,565
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 4.00%, 10/01/2033	1,960	2,070,345
5.00%, 10/01/2029	1,910	2,138,210

		19,022,268

Other – 0.2%
Federal Home Loan Mortgage Corp. (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2036(a)	3,790	3,435,462
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML12 2.34%, 01/25/2041(a)	2,491	2,152,853

		5,588,315

Pennsylvania – 4.1%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037-01/01/2041	8,170	7,973,429
5.00%, 01/01/2035	5,205	5,658,002
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	1,000	999,960
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032-07/01/2035	4,500	4,805,098
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	14,323,595

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	$3,035	$3,296,462
City of Philadelphia PA Water & Wastewater Revenue Series 2017-A 5.00%, 10/01/2032-10/01/2033	2,135	2,351,727
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2024	3,600	3,762,009
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) AGM Series 2022 4.00%, 07/01/2040	10,000	9,843,204
Lancaster County Hospital Authority/PA (St Anne’s Retirement Community Obligated Group) Series 2022 3.50%, 03/01/2025	1,410	1,384,251
5.00%, 03/01/2033	1,600	1,629,378
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,657,693
Series 2022 4.00%, 05/01/2036-05/01/2042	12,600	12,624,790
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,690	1,723,691
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 1.17% (MUNIPSA + 0.70%), 11/15/2047(b)(c)	5,000	5,000,017
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(c)	2,000	1,966,642

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2028-12/01/2029	$3,005	$3,350,987
Series 2017-B 5.00%, 06/01/2034-06/01/2036	7,580	8,234,139
Series 2019 5.00%, 12/01/2023	4,250	4,428,908
Series 2021-B 4.00%, 12/01/2039	2,000	2,006,256
5.00%, 12/01/2034-12/01/2035	2,850	3,208,121
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	1,000	1,029,667
School District of Philadelphia (The) Series 2016-F 5.00%, 09/01/2034	5,000	5,358,896

		106,616,922

Puerto Rico – 0.4%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	4,405	2,649,307
4.00%, 07/01/2033-07/01/2046	14	12,614
5.25%, 07/01/2023	1,503	1,521,350
5.375%, 07/01/2025	3	3,338
5.625%, 07/01/2027-07/01/2029	1,116	1,196,359
5.75%, 07/01/2031	3	3,341
Series 2022-C 0.00%, 11/01/2043	20	10,481
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	970	1,006,608
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	790	823,074
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	2,105	2,202,675
AGM Series 2007-C 5.25%, 07/01/2036	100	104,659
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,024	961,664

		10,495,470

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. (City of Newport RI) Series 2022-C 4.00%, 05/15/2040	$3,435	$3,625,948

South Carolina – 1.0%
County of Richland SC Series 2021-A 5.00%, 03/01/2028	13,020	14,741,666
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	1,000	855,331
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034-12/01/2036	2,535	2,698,156
Series 2016-B 5.00%, 12/01/2037	5,040	5,396,540
Series 2016-C 5.00%, 12/01/2035	930	996,817
Series 2021-B 4.00%, 12/01/2039	1,975	1,979,614

		26,668,124

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	1,410	1,388,267
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2024	4,545	4,779,993
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2021 5.00%, 07/01/2031	5,095	5,722,014
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,385	2,399,217

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2021 5.00%, 05/01/2052	$8,770	$9,536,528
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	1,000	805,116
4.25%, 12/01/2024	1,000	953,680

		25,584,815

Texas – 7.2%
Board of Regents of the University of Texas System Series 2016-H 5.00%, 08/15/2022	6,225	6,288,476
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2030-01/01/2039	7,400	8,106,229
Series 2021-C 5.00%, 01/01/2027	5,000	5,292,879
City of Austin TX Water & Wastewater System Revenue Series 2021 5.00%, 11/15/2039	2,885	3,308,723
City of Houston TX Series 2021-A 5.00%, 03/01/2026-03/01/2027	6,680	7,345,553
City of Houston TX Airport System Revenue Series 2020-A 4.00%, 07/01/2037	3,000	2,982,723
Series 2021-A 4.00%, 07/01/2035-07/01/2040	9,860	9,758,801
5.00%, 07/01/2028-07/01/2033	4,905	5,395,531
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	2,465	2,532,414
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2024	1,100	1,155,992
Series 2019-B 4.00%, 11/15/2039	1,015	1,055,157
Series 2020-C 5.00%, 11/15/2022	4,330	4,407,601

42 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGM Series 1998 Zero Coupon, 12/01/2022 (Pre-refunded/ETM)	$8,265	$8,182,233
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2038-02/01/2040	6,220	6,995,901
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	922,492
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020-B 5.00%, 12/01/2022-12/01/2023	5,250	5,450,845
Fort Worth Independent School District Series 2021-A 5.00%, 02/15/2026-02/15/2027	5,250	5,770,259
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2041	2,000	1,980,229
Harris County Flood Control District Series 2021-A 4.00%, 10/01/2039	7,790	8,193,268
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2040-12/01/2041	1,750	1,661,939
5.00%, 12/01/2033	750	805,459
Series 2022-B 4.00%, 12/01/2041	1,000	909,818
Lewisville Independent School District Series 2020 5.00%, 08/15/2023-08/15/2024	4,725	4,946,941
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2021 5.00%, 05/15/2029	800	901,763
Series 2022 5.00%, 05/15/2040-05/15/2041	15,000	16,574,106

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061	$900	$462,884
7.50%, 11/15/2036-11/15/2037	260	230,282
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2022 4.00%, 01/01/2042(c)	1,825	1,525,302
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2031	1,000	1,051,411
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-A 4.00%, 08/15/2041	1,690	1,525,034
North Texas Tollway Authority (North Texas Tollway System) Series 2017-A 5.00%, 01/01/2038	3,000	3,048,200
Series 2021-B 4.00%, 01/01/2032	1,080	1,144,471
Port Authority of Houston of Harris County Texas Series 2021 5.00%, 10/01/2027	1,065	1,185,839
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	240	217,291
Series 2021 2.00%, 01/01/2027(a)	550	504,736
San Antonio Water System Series 2021-A 5.00%, 05/15/2028-05/15/2037	9,505	10,881,535
Spring Independent School District Series 2021 5.00%, 08/15/2027	1,430	1,597,639
State of Texas Series 2021-A 4.00%, 08/01/2025	2,355	2,456,171
5.00%, 08/01/2026-08/01/2029	7,970	8,822,424

44 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-B 5.00%, 08/01/2028	$2,340	$2,634,369
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030-07/01/2031	13,405	14,741,750
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025(e)(f)	1,105	386,750
Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 4.00%, 08/01/2036	10,410	10,937,900
University of North Texas System Series 2022 5.00%, 04/15/2035-04/15/2038	4,860	5,592,631

		189,871,951

Utah – 0.9%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2038-07/01/2040	18,795	18,500,418
5.00%, 07/01/2033	4,000	4,404,236
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2041	1,000	830,420

		23,735,074

Virginia – 2.0%
Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2032-08/01/2033	820	945,656
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	5,000	4,877,563
Hampton Roads Transportation Accountability Commission Series 2021-A 5.00%, 07/01/2026	2,685	2,944,157

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Commonwealth Transportation Board Series 2012 5.00%, 05/15/2028 (Pre-refunded/ETM)	$4,305	$4,310,523
5.00%, 05/15/2029 (Pre-refunded/ETM)	2,250	2,252,887
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 5.00%, 01/01/2032-01/01/2037	20,285	22,218,305
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 2.00%, 12/31/2023	5,000	5,001,127
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2035-01/01/2039(c)	9,750	9,567,291

		52,117,509

Washington – 4.9%
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 4.00%, 07/01/2033-07/01/2035	4,080	4,339,638
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,163,143
Energy Northwest (Bonneville Power Administration) Series 2016 5.00%, 07/01/2025	19,925	21,457,099
Series 2021 5.00%, 07/01/2022	10,000	10,060,434
Series 2021-A 4.00%, 07/01/2042	1,000	1,027,641
Port of Seattle WA Series 2013 5.00%, 07/01/2024	4,820	4,956,452
Series 2019 5.00%, 04/01/2033-04/01/2034	3,000	3,273,936
Series 2021 4.00%, 08/01/2040	2,000	1,948,487
5.00%, 08/01/2022-08/01/2023	10,285	10,417,441
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	5,000	4,937,351

46 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2015-R 5.00%, 07/01/2026	$13,325	$14,193,106
Series 2021-A 5.00%, 02/01/2029	2,570	2,929,383
Series 2021-C 5.00%, 02/01/2029	6,385	7,277,863
Series 2021-D 5.00%, 07/01/2029	4,380	5,019,939
Series 2021-F 5.00%, 06/01/2029	3,165	3,623,614
Series 2021-R 5.00%, 08/01/2022	15,880	16,020,918
University of Washington Series 2022-A 5.00%, 04/01/2034-04/01/2037	7,235	8,417,748
Series 2022-B 2.787%, 07/01/2033	2,500	2,236,856
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	1,600	1,544,997
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	987	900,563

		128,746,609

West Virginia – 0.1%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(a)	1,185	973,640
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	2,600	2,437,547
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	265	266,215

		3,677,402

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.2%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	$1,000	$804,771
State of Wisconsin Series 2021-2 5.00%, 05/01/2026-05/01/2029	11,850	13,245,310
Series 2023-1 5.00%, 05/01/2028(c)	4,300	4,695,853
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	2,535	2,645,530
Wisconsin Department of Transportation Series 2013-1 5.00%, 07/01/2023	5,500	5,687,141
5.00%, 07/01/2024 (Pre-refunded/ETM)	6,500	6,716,673
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	280	257,721
Series 2022-A 3.875%, 12/01/2039(a)	1,285	1,177,126
Wisconsin Public Finance Authority Series 2022 5.00%, 02/01/2042	2,000	2,053,904
5.50%, 02/01/2042(a)	3,100	2,897,319
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 5.00%, 07/01/2035-07/01/2040	1,975	2,119,834
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	5,000	4,852,420
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2042	1,375	1,338,379
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042(c)	3,000	3,104,099

48 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 4.00%, 06/01/2035	$1,220	$1,236,985
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2022 4.00%, 04/01/2032(a)	915	901,281
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027	1,500	1,379,123
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2033	1,725	1,909,080

		57,022,549

Total Long-Term Municipal Bonds (cost $2,474,837,493)		2,317,221,688

Short-Term Municipal Notes – 7.7%
Arizona – 0.4%
Arizona Health Facilities Authority (Banner Health Obligated Group) Series 2017-C 0.32%, 01/01/2046(g)	8,300	8,300,000
Arizona Industrial Development Authority (Phoenix Children’s Hospital) Series 2019 0.32%, 02/01/2048(g)	3,300	3,300,000

		11,600,000

California – 1.5%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-C 0.39%, 08/01/2035(g)	1,565	1,565,000
Series 2009-D 0.39%, 08/01/2035(g)	1,800	1,800,000
City of Los Angeles CA Series 2021-B 5.00%, 09/01/2022	13,070	13,225,336
Southern California Public Power Authority Series 2020 0.32%, 07/01/2036(g)	8,800	8,800,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of California Series 2019-B 0.37%, 05/01/2040(g)	$14,600	$14,600,000

		39,990,336

Colorado – 0.3%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 0.32%, 12/01/2052(g)	3,850	3,850,000
0.40%, 12/01/2052(g)	2,650	2,650,000

		6,500,000

District of Columbia – 0.7%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.43%, 11/01/2045(g)	2,500	2,500,000
District of Columbia (Georgetown University (The)) Series 2016 0.42%, 04/01/2041(g)	7,700	7,700,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.44%, 08/15/2038(g)	4,640	4,640,000
Series 2017-A 0.32%, 08/15/2038(g)	3,000	3,000,000

		17,840,000

Florida – 0.4%
Florida Keys Aqueduct Authority Series 2013 0.43%, 09/01/2035(g)	9,370	9,370,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 0.42%, 06/01/2048(g)	1,685	1,685,000

		11,055,000

Illinois – 0.3%
Illinois Development Finance Authority (North Park University) Series 2016 0.46%, 10/01/2029(g)	2,565	2,565,000

50 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 0.42%, 08/01/2035(g)	$1,300	$1,300,000
Illinois Finance Authority (North Park University) Series 2016 0.46%, 07/01/2035(g)	1,450	1,450,000
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018 0.32%, 11/15/2037(g)	1,075	1,075,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 0.46%, 06/01/2038(g)	2,350	2,350,000

		8,740,000

Indiana – 0.1%
Indiana Municipal Power Agency Series 2019-B 0.36%, 01/01/2042(g)	1,380	1,380,000

Louisiana – 0.3%
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.43%, 07/01/2047(g)	5,250	5,250,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 0.45%, 04/02/2023(g)	2,280	2,280,000

		7,530,000

Massachusetts – 0.3%
Massachusetts Development Finance Agency (Trustees of The College of The Holy Cross) Series 2018 0.30%, 09/01/2037(g)	1,800	1,800,000
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Series 2010-A 0.41%, 01/01/2037(g)	6,040	6,040,000

		7,840,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 0.40%, 11/15/2048(g)	$2,750	$2,750,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.45%, 11/15/2034(g)	1,000	1,000,000
Series 2009-B 0.30%, 11/15/2035(g)	9,005	9,005,000

		12,755,000

New Jersey – 0.6%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 0.44%, 07/01/2036(g)	1,145	1,145,000
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009-B 0.30%, 07/01/2043(g)	5,000	5,000,000
Series 2009-C 0.30%, 07/01/2043(g)	8,600	8,600,000

		14,745,000

New York – 0.9%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 0.43%, 04/01/2045(g)	4,725	4,725,000
New York City Health and Hospitals Corp. Series 2008-B 0.43%, 02/15/2031(g)	11,000	11,000,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.44%, 05/01/2044(g)	4,025	4,025,000
Triborough Bridge & Tunnel Authority Series 2018-C 0.30%, 01/01/2032(g)	1,415	1,415,000

52 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 0.43%, 07/01/2032(g)	$2,785	$2,785,000

		23,950,000

Ohio – 0.0%
Columbus Regional Airport Authority Series 2006 0.47%, 12/01/2036(g)	965	965,000

Oregon – 0.3%
Clackamas County Hospital Facility Authority (Legacy Health Obligated Group) Series 2008-A 0.46%, 06/01/2037(g)	1,750	1,750,000
Series 2008-B 0.46%, 06/01/2037(g)	3,450	3,450,000
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 0.36%, 08/01/2034(g)	2,100	2,100,000

		7,300,000

Texas – 0.2%
Austin Independent School District Series 2021 5.00%, 08/01/2022	4,880	4,924,276

Washington – 0.7%
Port of Tacoma WA Series 2019-B 0.45%, 12/01/2044(g)	18,000	18,000,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 0.37%, 07/01/2047(g)	1,080	1,080,000

		19,080,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.2%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008-B 0.36%, 12/01/2033(g)	$6,225	$6,225,000

Total Short-Term Municipal Notes (cost $202,490,451)		202,419,612

Total Municipal Obligations (cost $2,677,327,944)		2,519,641,300

CORPORATES - INVESTMENT GRADE – 0.8%
Industrial – 0.8%
Capital Goods – 0.1%
Caterpillar Financial Services Corp. 0.536% (SOFR + 0.27%), 09/13/2024(b)	2,500	2,481,475
John Deere Capital Corp. 0.402% (SOFR + 0.12%), 07/10/2023(b)	1,435	1,429,834

		3,911,309

Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 1.588% (SOFR + 1.30%), 04/07/2025(b)	5,000	4,985,350

Consumer Non-Cyclical – 0.4%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	1,000	909,640
1.777%, 11/15/2030	1,000	839,580
Sutter Health Series 20A 3.161%, 08/15/2040	1,000	809,780
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	1,900,674
UPMC Series D-1 3.60%, 04/03/2025	5,600	5,583,368

		10,043,042

Services – 0.1%
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	1,790	1,403,754

Total Corporates – Investment Grade (cost $21,994,316)		20,343,455

54 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Agency CMBS – 0.3%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	$4,965	$5,037,294
Series 2021-3, Class A 3.25%, 08/20/2036	1,988	1,902,652
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	993	824,869
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(h)	988	53,539

Total Commercial Mortgage-Backed Securities (cost $9,144,379)		7,818,354

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Banks – 0.0%
UMB Financial Corp. 1.00%, 01/01/2049(i)(j)	29	28,740

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	1,933	1,536,194
DISH DBS Corp. 5.25%, 12/01/2026(a)	959	882,069
5.75%, 12/01/2028(a)	996	893,372

		3,311,635

Consumer Non-Cyclical – 0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	2,000	1,748,620

Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	650	644,221
5.75%, 04/20/2029(a)	575	554,754
United Airlines, Inc. 4.375%, 04/15/2026(a)	600	578,160
4.625%, 04/15/2029(a)	275	252,665

		2,029,800

Total Corporates – Non-Investment Grade (cost $8,015,211)		7,118,795

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(d) (cost $4,999,264)	$5,000	$4,901,563

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.918% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	115	117,414
Series 2014-DN3, Class M3 4.668% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	41	41,812
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.568% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	64	64,174
Series 2015-C02, Class 1M2 4.668% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	66	67,042
Series 2017-C01, Class 1M2 4.218% (LIBOR 1 Month + 3.55%), 07/25/2029(b)	259	268,497
Series 2017-C03, Class 1M2 3.668% (LIBOR 1 Month + 3.00%), 10/25/2029(b)	346	354,882

Total Collateralized Mortgage Obligations (cost $852,859)		913,821

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(k)(l)(m) (cost $34,272,537)	34,272,537	34,272,537

Total Investments – 98.7% (cost $2,756,606,510)		2,595,009,825
Other assets less liabilities – 1.3%		33,831,525

Net Assets – 100.0%		$2,628,841,350

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	15,000	04/29/2024	2.765%	CPI#	Maturity	$1,355,210	$	– 0	–	$1,355,210
USD	30,000	08/06/2024	2.815%	CPI#	Maturity	2,265,378		– 0	–	2,265,378
USD	20,000	11/02/2024	3.310%	CPI#	Maturity	1,020,856		– 0	–	1,020,856
USD	25,000	11/19/2024	3.695%	CPI#	Maturity	981,660		– 0	–	981,660
USD	40,000	11/24/2024	3.469%	CPI#	Maturity	1,845,201		– 0	–	1,845,201
USD	5,345	01/15/2025	2.565%	CPI#	Maturity	564,478		– 0	–	564,478
USD	2,673	01/15/2025	2.585%	CPI#	Maturity	280,151		– 0	–	280,151
USD	2,672	01/15/2025	2.613%	CPI#	Maturity	277,103		– 0	–	277,103
USD	148,000	01/15/2026	3.508%	CPI#	Maturity	9,161,697		– 0	–	9,161,697
USD	135,000	01/15/2026	3.580%	CPI#	Maturity	7,849,402		– 0	–	7,849,402
USD	10,000	04/01/2026	2.508%	CPI#	Maturity	1,100,129		– 0	–	1,100,129
USD	30,000	08/06/2026	2.689%	CPI#	Maturity	2,555,255		– 0	–	2,555,255
USD	25,000	10/04/2026	2.725%	CPI#	Maturity	1,827,106		– 0	–	1,827,106
USD	25,000	11/24/2026	3.176%	CPI#	Maturity	1,249,631		– 0	–	1,249,631
USD	74,000	01/15/2028	3.232%	CPI#	Maturity	4,985,767		– 0	–	4,985,767
USD	19,310	01/15/2028	1.230%	CPI#	Maturity	3,983,643		– 0	–	3,983,643
USD	14,770	01/15/2028	0.735%	CPI#	Maturity	3,583,152		– 0	–	3,583,152
USD	25,000	10/04/2028	2.661%	CPI#	Maturity	1,959,521		– 0	–	1,959,521
USD	12,000	08/29/2029	1.748%	CPI#	Maturity	2,231,497		– 0	–	2,231,497
USD	4,825	01/15/2030	1.572%	CPI#	Maturity	977,867		– 0	–	977,867
USD	4,825	01/15/2030	1.587%	CPI#	Maturity	971,100		– 0	–	971,100
USD	1,670	01/15/2030	1.714%	CPI#	Maturity	316,156		– 0	–	316,156
USD	1,670	01/15/2030	1.731%	CPI#	Maturity	313,468		– 0	–	313,468
USD	7,850	01/15/2031	2.782%	CPI#	Maturity	772,711		– 0	–	772,711
USD	6,150	01/15/2031	2.680%	CPI#	Maturity	668,575		– 0	–	668,575
USD	15,000	12/02/2035	2.074%	CPI#	Maturity	2,947,109		– 0	–	2,947,109
USD	25,000	04/01/2036	2.438%	CPI#	Maturity	3,524,768		– 0	–	3,524,768
USD	32,000	04/29/2036	2.503%	CPI#	Maturity	4,152,384		– 0	–	4,152,384
USD	10,000	05/01/2036	2.510%	CPI#	Maturity	1,285,441		– 0	–	1,285,441
USD	30,000	08/03/2036	2.488%	CPI#	Maturity	3,525,079		– 0	–	3,525,079
USD	20,000	08/06/2036	2.440%	CPI#	Maturity	2,469,357		– 0	–	2,469,357
USD	40,000	10/04/2036	2.510%	CPI#	Maturity	4,103,124		– 0	–	4,103,124
USD	35,000	11/02/2036	2.638%	CPI#	Maturity	2,919,084		– 0	–	2,919,084

						$78,023,060	$	– 0	–	$78,023,060

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	30,000	07/22/2023	0.275%	3 Month LIBOR	Semi-Annual/ Quarterly	$879,992	$	– 0	–	$879,992
USD	55,000	01/15/2024	1 Day SOFR	0.876%	Annual	(1,524,757)		– 0	–	(1,524,757)
USD	37,000	01/15/2027	1 Day SOFR	2.484%	Annual	(354,302)		– 0	–	(354,302)
USD	15,000	07/22/2031	1.227%	3 Month LIBOR	Semi-Annual/ Quarterly	2,101,515		– 0	–	2,101,515
USD	70,000	04/15/2032	1.254%	1 Day SOFR	Annual	8,772,535		– 0	–	8,772,535
USD	55,000	04/15/2032	2.677%	1 Day SOFR	Annual	55,931		– 0	–	55,931
USD	37,000	04/15/2032	2.316%	1 Day SOFR	Annual	1,183,475		– 0	–	1,183,475
USD	20,000	04/15/2032	1.658%	1 Day SOFR	Annual	1,797,189		– 0	–	1,797,189
USD	20,000	04/15/2032	1.862%	1 Day SOFR	Annual	1,438,610		– 0	–	1,438,610
USD	13,000	07/22/2036	1.440%	3 Month LIBOR	Semi-Annual/ Quarterly	2,318,193		– 0	–	2,318,193

						$16,668,381	$	– 0	–	$16,668,381

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	65	$(15,639)	$(6,113)	$(9,526)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	561	(135,531)	(68,345)	(67,186)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	38	(9,066)	(4,434)	(4,632)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,612)	(3,397)	(5,215)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	442	(106,748)	(42,161)	(64,587)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	664	(160,462)	(61,749)	(98,713)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,141	(275,596)	(133,886)	(141,710)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	217	(52,355)	(26,291)	(26,064)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	576	(139,157)	(51,977)	(87,180)

						$(903,166)	$(398,353)	$(504,813)

*	Termination date

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	86,000	01/15/2027	3.600%	CPI#	Maturity	$4,236,140	$	– 0	–	$4,236,140
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	3,232,899		– 0	–	3,232,899
Barclays Bank PLC	USD	16,700	10/05/2022	2.765%	CPI#	Maturity	(400,375)		– 0	–	(400,375)
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI#	Maturity	780,154		– 0	–	780,154
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	2,277,309		– 0	–	2,277,309
Barclays Bank PLC	USD	5,400	03/06/2027	2.695%	CPI#	Maturity	(3,336)		– 0	–	(3,336)
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	3,429,849		– 0	–	3,429,849
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	2,491,325		– 0	–	2,491,325
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	2,974,891		– 0	–	2,974,891
Citibank, NA	USD	9,000	06/29/2022	2.398%	CPI#	Maturity	(100,783)		– 0	–	(100,783)
Citibank, NA	USD	5,400	07/19/2022	2.400%	CPI#	Maturity	(23,496)		– 0	–	(23,496)
Citibank, NA	USD	4,000	08/10/2022	2.550%	CPI#	Maturity	(57,477)		– 0	–	(57,477)
Citibank, NA	USD	15,500	12/07/2022	2.748%	CPI#	Maturity	(371,817)		– 0	–	(371,817)
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI#	Maturity	368,593		– 0	–	368,593
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI#	Maturity	729,837		– 0	–	729,837
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	3,792,889		– 0	–	3,792,889
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	2,597,255		– 0	–	2,597,255
Citibank, NA	USD	15,800	02/08/2028	2.940%	CPI#	Maturity	(571,435)		– 0	–	(571,435)
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	1,826,043		– 0	–	1,826,043
Citibank, NA	USD	13,000	02/15/2041	2.744%	CPI#	Maturity	526,177		– 0	–	526,177
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	3,581,322		– 0	–	3,581,322
Goldman Sachs International	USD	57,000	04/15/2024	4.308%	CPI#	Maturity	2,491,242		– 0	–	2,491,242
Goldman Sachs International	USD	59,000	01/15/2027	4.353%	CPI#	Maturity	61,032		– 0	–	61,032
Goldman Sachs International	USD	39,000	01/15/2027	3.534%	CPI#	Maturity	2,083,987		– 0	–	2,083,987
Goldman Sachs International	USD	37,000	01/15/2027	4.193%	CPI#	Maturity	559,513		– 0	–	559,513
Goldman Sachs International	USD	28,000	01/15/2027	4.215%	CPI#	Maturity	280,253		– 0	–	280,253
Goldman Sachs International	USD	18,000	04/15/2032	2.994%	CPI#	Maturity	1,280,673		– 0	–	1,280,673
Goldman Sachs International	USD	14,000	02/15/2041	2.380%	CPI#	Maturity	1,494,104		– 0	–	1,494,104
Goldman Sachs International	USD	7,000	02/15/2041	2.413%	CPI#	Maturity	706,843		– 0	–	706,843
JPMorgan Chase Bank, NA	USD	19,000	08/17/2022	2.523%	CPI#	Maturity	(159,830)		– 0	–	(159,830)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	200,000	01/18/2023	3.793%	CPI#	Maturity	$7,793,836	$	– 0	–	$7,793,836
JPMorgan Chase Bank, NA	USD	150,000	01/18/2023	3.825%	CPI#	Maturity	5,797,305		– 0	–	5,797,305
JPMorgan Chase Bank, NA	USD	100,000	01/18/2023	3.788%	CPI#	Maturity	3,901,848		– 0	–	3,901,848
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI#	Maturity	(67,713)		– 0	–	(67,713)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI#	Maturity	(194,473)		– 0	–	(194,473)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI#	Maturity	78,393		– 0	–	78,393
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI#	Maturity	170,698		– 0	–	170,698
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI#	Maturity	171,399		– 0	–	171,399
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	1,585,690		– 0	–	1,585,690
JPMorgan Chase Bank, NA	USD	45,000	01/15/2028	3.861%	CPI#	Maturity	940,638		– 0	–	940,638
JPMorgan Chase Bank, NA	USD	21,350	02/20/2028	2.899%	CPI#	Maturity	(583,255)		– 0	–	(583,255)
JPMorgan Chase Bank, NA	USD	12,000	03/26/2028	2.880%	CPI#	Maturity	(260,247)		– 0	–	(260,247)
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	1,182,993		– 0	–	1,182,993
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	3,307,832		– 0	–	3,307,832
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	2,179,238		– 0	–	2,179,238
JPMorgan Chase Bank, NA	USD	29,000	04/15/2032	2.944%	CPI#	Maturity	2,226,701		– 0	–	2,226,701
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	4,024,963		– 0	–	4,024,963
Morgan Stanley Capital Services LLC	USD	10,000	04/16/2023	2.690%	CPI#	Maturity	(84,545)		– 0	–	(84,545)
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI#	Maturity	(237,400)		– 0	–	(237,400)

							$72,047,682	$	– 0	–	$72,047,682

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly	$1,000,947	$	– 0	–	$1,000,947

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $108,172,660 or 4.1% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(c)	When-Issued or delayed delivery security.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Non-income producing security.

(f)	Defaulted.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	IO – Interest Only.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Fair valued by the Adviser.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.4% and 0.3%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CIFGNA – CIFG Assurance North America Inc.

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,722,333,973)	$2,560,737,288
Affiliated issuers (cost $34,272,537)	34,272,537
Cash	82,694
Cash collateral due from broker	44,758,661
Unrealized appreciation on inflation swaps	75,163,864
Interest receivable	29,151,107
Receivable for capital stock sold	15,399,024
Unrealized appreciation on interest rate swaps	1,000,947
Receivable for variation margin on centrally cleared swaps	540,681
Receivable for investment securities sold	115,118
Affiliated dividends receivable	4,647

Total assets	2,761,226,568

Liabilities
Payable for investment securities purchased	67,516,855
Cash collateral due to broker	52,109,666
Payable for capital stock redeemed	7,411,235
Unrealized depreciation on inflation swaps	3,116,182
Advisory fee payable	996,204
Market value on credit default swaps (net premiums received $398,353)	903,166
Distribution fee payable	169,766
Administrative fee payable	31,420
Transfer Agent fee payable	6,024
Directors’ fees payable	1,238
Accrued expenses	123,462

Total liabilities	132,385,218

Net Assets	$2,628,841,350

Composition of Net Assets
Capital stock, at par	$244,711
Additional paid-in capital	2,649,172,503
Accumulated loss	(20,575,864)

Net Assets	$2,628,841,350

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$411,277,406	38,222,747	$10.76	*

C	$29,151,800	2,713,019	$10.75

Advisor	$1,233,613,856	114,560,361	$10.77

1	$644,462,921	60,231,992	$10.70

2	$310,335,367	28,983,108	$10.71

*	The maximum offering price per share for Class A shares was $11.09 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$21,870,159
Dividends—Affiliated issuers	26,396	$21,896,555

Expenses
Advisory fee (see Note B)	6,194,208
Distribution fee—Class A	543,903
Distribution fee—Class C	129,100
Distribution fee—Class 1	307,426
Transfer agency—Class A	50,803
Transfer agency—Class C	3,120
Transfer agency—Advisor Class	137,447
Transfer agency—Class 1	16,629
Transfer agency—Class 2	7,176
Registration fees	131,460
Custody and accounting	88,607
Administrative	46,755
Audit and tax	42,242
Printing	27,738
Legal	25,968
Directors’ fees	20,659
Miscellaneous	15,365

Total expenses	7,788,606
Less: expenses waived and reimbursed by the Adviser (see Note B)	(666,686)

Net expenses		7,121,920

Net investment income		14,774,635

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(56,898)
Swaps		(3,832,129)
Net change in unrealized appreciation/depreciation of:
Investments		(206,585,632)
Swaps		139,833,528

Net loss on investment transactions		(70,641,131)

Net Decrease in Net Assets from Operations		$(55,866,496)

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 63

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,774,635	$22,742,956
Net realized loss on investment transactions	(3,889,027)	(490,330)
Net change in unrealized appreciation/depreciation of investments	(66,752,104)	81,627,277
Contributions from Affiliates (see Note B)	– 0	–	555,677

Net increase (decrease) in net assets from operations	(55,866,496)	104,435,580
Distributions to Shareholders
Class A	(2,002,054)	(3,352,419)
Class C	(26,711)	(95,535)
Advisor Class	(6,535,342)	(6,909,813)
Class 1	(3,351,128)	(8,721,933)
Class 2	(1,526,032)	(4,212,452)
Capital Stock Transactions
Net increase	682,375,198	943,374,359

Total increase	613,067,435	1,024,517,787
Net Assets
Beginning of period	2,015,773,915	991,256,128

End of period	$2,628,841,350	$2,015,773,915

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$2,317,221,688		$	– 0	–	$2,317,221,688
Short-Term Municipal Notes		– 0	–	202,419,612			– 0	–	202,419,612
Corporates – Investment Grade		– 0	–	20,343,455			– 0	–	20,343,455
Commercial Mortgage-Backed Securities		– 0	–	7,818,354			– 0	–	7,818,354
Corporates – Non-Investment Grade		– 0	–	7,090,055			28,740		7,118,795
Governments – Treasuries		– 0	–	4,901,563			– 0	–	4,901,563
Collateralized Mortgage Obligations		– 0	–	913,821			– 0	–	913,821
Short-Term Investments		34,272,537		– 0	–		– 0	–	34,272,537

Total Investments in Securities		34,272,537		2,560,708,548			28,740		2,595,009,825
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	78,023,060			– 0	–	78,023,060	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	18,547,440			– 0	–	18,547,440	(b)
Inflation (CPI) Swaps		– 0	–	75,163,864			– 0	–	75,163,864
Interest Rate Swaps		– 0	–	1,000,947			– 0	–	1,000,947

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(1,879,059)	$	– 0	–	$(1,879,059	)(b)
Credit Default Swaps		– 0	–	(903,166)		– 0	–	(903,166)
Inflation (CPI) Swaps		– 0	–	(3,116,182)		– 0	–	(3,116,182)

Total		$34,272,537		$2,727,545,452		$28,740		$2,761,846,729

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

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NOTES TO FINANCIAL STATEMENTS (continued)

except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2023 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2022, such reimbursements/waivers amounted to $613,350.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the reimbursement for such services amounted to $46,755.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $70,240 for the six months ended April 30, 2022.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $-0- from the sale of Class A shares and received $136,483 and $2,080 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until January 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $53,336.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$63,364	$790,247	$819,338	$34,273	$26

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for

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distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $558,922 and $1,795,187 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$836,266,813	$111,978,507
U.S. government securities	2,599,953	811,006

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$178,953,171
Gross unrealized depreciation	(173,314,599)

Net unrealized appreciation	$5,638,572

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are

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usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected.

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Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the

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net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2022, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$96,570,500	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,879,059	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,000,947

Interest rate contracts	Unrealized appreciation on inflation swaps	75,163,864		Unrealized depreciation on inflation swaps	3,116,182

Credit contracts				Market value on credit default swaps	903,166

Total		$172,735,311			$5,898,407

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,897,929)	$139,662,489

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	65,800	171,039

Total		$(3,832,129)	$139,833,528

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Interest Rate Swaps:
Average notional amount	$17,403,571
Inflation Swaps:
Average notional amount	$967,928,571
Centrally Cleared Interest Rate Swaps:
Average notional amount	$202,342,857
Centrally Cleared Inflation Swaps:
Average notional amount	$809,900,000
Credit Default Swaps:
Average notional amount of sale contracts	$3,921,227

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$7,469,039	$	– 0	–	$	– 0	–	$(7,469,039)	$	– 0	–
Barclays Bank PLC	11,953,528	(403,711)	(11,228,500)	– 0	–	321,317
Citibank, NA/Citigroup Global Markets, Inc.	10,841,741	(1,276,178)	(9,454,166)	(93,873)	17,524
Deutsche Bank AG	3,581,322	– 0	–	(3,240,000)	– 0	–	341,322
Goldman Sachs International	8,957,647	(191,512)	(470,000)	(8,296,135)	– 0	–
JPMorgan Chase Bank, NA	33,361,534	(1,265,518)	(27,717,000)	– 0	–	4,379,016

Total	$76,164,811	$(3,136,919)	$(52,109,666)	$(15,859,047)	$5,059,179	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$403,711	$(403,711)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	1,276,178	(1,276,178)			– 0	–		– 0	–		– 0	–
Credit Suisse International	560,484	– 0	–		– 0	–		(560,484)			– 0	–
Goldman Sachs International	191,512	(191,512)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,265,518	(1,265,518)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	321,945	– 0	–		– 0	–		(321,945)			– 0	–

Total	$4,019,348	$(3,136,919)		$	– 0	–		$(882,429)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	16,907,997	26,407,533	$186,375,671	$286,981,285

Shares issued in reinvestment of dividends	112,929	200,012	1,245,092	2,153,486

Shares converted from Class C	3,765	137,753	41,016	1,489,456

Shares redeemed	(11,854,695)	(7,132,735)	(129,372,118)	(77,134,430)

Net increase	5,169,996	19,612,563	$58,289,661	$213,489,797

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	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class C
Shares sold	1,134,557	1,415,025	$12,474,180	$15,365,751

Shares issued in reinvestment of dividends	1,944	7,049	21,426	75,748

Shares converted to Class A	(3,769)	(137,881)	(41,016)	(1,489,456)

Shares redeemed	(242,925)	(112,864)	(2,634,770)	(1,219,898)

Net increase	889,807	1,171,329	$9,819,820	$12,732,145

Advisor Class
Shares sold	73,714,094	63,621,228	$811,481,509	$693,291,421

Shares issued in reinvestment of dividends	390,809	446,488	4,304,096	4,831,370

Shares redeemed	(35,383,805)	(6,255,946)	(385,870,461)	(67,976,037)

Net increase	38,721,098	57,811,770	$429,915,144	$630,146,754

Class 1
Shares sold	14,871,323	12,539,527	$162,517,128	$135,703,463

Shares issued in reinvestment of dividends	230,491	601,091	2,524,507	6,424,253

Shares redeemed	(5,522,233)	(5,865,521)	(60,023,082)	(62,849,375)

Net increase	9,579,581	7,275,097	$105,018,553	$79,278,341

Class 2
Shares sold	9,665,959	3,793,264	$105,386,382	$41,218,325

Shares issued in reinvestment of dividends	102,383	297,652	1,122,249	3,180,510

Shares redeemed	(2,494,696)	(3,422,732)	(27,176,611)	(36,671,513)

Net increase	7,273,646	668,184	$79,332,020	$7,727,322

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

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to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.

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The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,319,862	$1,229,449

Total taxable distributions	$1,319,862	$1,229,449
Tax-exempt distributions	21,972,290	22,688,350

Total distributions paid	$23,292,152	$23,917,799

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$195,296
Accumulated capital and other losses	(24,842,412	)(a)
Unrealized appreciation/(depreciation)	73,379,015	(b)

Total accumulated earnings/(deficit)	$48,731,899

(a)	As of October 31, 2021, the Fund had a net capital loss carryforward of $24,842,412.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

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NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $7,409,262 and a net long-term capital loss carryforward of $17,433,150, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.03	$ 10.30	$ 10.24	$ 10.02	$ 10.28	$ 10.29

Income From Investment Operations

Net investment income(a)(b)	.06	.16	.22	.24	.22	.19

Net realized and unrealized gain (loss) on investment transactions	(.28)	.75	.07	(c)	.21	(.26)	(.01)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.22)	.91	.29	.45	(.04)	.18

Less: Dividends

Dividends from net investment income	(.05)	(.18)	(.23)	(.23)	(.22)	(.19)

Net asset value, end of period	$ 10.76	$ 11.03	$ 10.30	$ 10.24	$ 10.02	$ 10.28

Total Return

Total investment return based on net asset value(e)	(2.00)%	8.89%	2.85%	4.58%	(.42)%	1.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$411,277	$364,599	$138,454	$54,316	$75,127	$58,270

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements	.80	%^	.84%	.85%	.86%	.86%	.86%

Net investment income(b)	1.01	%^	1.51%	2.14%	2.32%	2.13%	1.90%

Portfolio turnover rate	5%	10%	29%	12%	15%	9%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.02	$ 10.29	$ 10.22	$ 10.01	$ 10.26	$ 10.27

Income From Investment Operations

Net investment income(a)(b)	.02	.08	.14	.16	.14	.12

Net realized and unrealized gain (loss) on investment transactions	(.28)	.74	.08	(c)	.20	(.25)	(.02)

Contributions from Affiliates	– 0	–	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.26)	.83	.22	.36	(.11)	.10

Less: Dividends

Dividends from net investment income	(.01)	(.10)	(.15)	(.15)	(.14)	(.11)

Net asset value, end of period	$ 10.75	$ 11.02	$ 10.29	$ 10.22	$ 10.01	$ 10.26

Total Return

Total investment return based on net asset value(e)	(2.35)%	8.12%	2.16%	3.63%	(1.09)%	.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,152	$20,086	$6,710	$7,717	$10,681	$12,693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.56	%^	1.59%	1.61%	1.61%	1.61%	1.61%

Net investment income(b)	.28	%^	.75%	1.43%	1.57%	1.37%	1.15%

Portfolio turnover rate	5%	10%	29%	12%	15%	9%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.04	$ 10.31	$ 10.24	$ 10.03	$ 10.29	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.07	.18	.25	.26	.24	.22

Net realized and unrealized gain (loss) on investment transactions	(.28)	.75	.07	(c)	.21	(.26)	(.02)

Contributions from Affiliates	– 0	–	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.21)	.94	.32	.47	(.02)	.20

Less: Dividends

Dividends from net investment income	(.06)	(.21)	(.25)	(.26)	(.24)	(.21)

Net asset value, end of period	$ 10.77	$ 11.04	$ 10.31	$ 10.24	$ 10.03	$ 10.29

Total Return

Total investment return based on net asset value(e)	(1.88)%	9.14%	3.19%	4.76%	(.17)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,233,614	$837,132	$185,829	$205,541	$226,145	$199,635

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.56	%^	.59%	.60%	.61%	.61%	.61%

Net investment income(b)	1.27	%^	1.70%	2.43%	2.57%	2.37%	2.15%

Portfolio turnover rate	5%	10%	29%	12%	15%	9%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.97	$ 10.25	$ 10.19	$ 9.98	$ 10.25	$ 10.26

Income From Investment Operations

Net investment income(a)(b)	.06	.18	.23	.25	.23	.21

Net realized and unrealized gain (loss) on investment transactions	(.27)	.74	.07	(c)	.22	(.26)	(.01)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.21)	.92	.30	.47	(.03)	.20

Less: Dividends

Dividends from net investment income	(.06)	(.20)	(.24)	(.26)	(.24)	(.21)

Net asset value, end of period	$ 10.70	$ 10.97	$ 10.25	$ 10.19	$ 9.98	$ 10.25

Total Return

Total investment return based on net asset value(e)	(1.93)%	9.01%	3.04%	4.72%	(.32)%	1.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$644,463	$555,642	$444,500	$498,857	$485,386	$424,291

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.64	%^	.66%	.67%	.67%	.67%	.67%

Net investment income(b)	1.17	%^	1.72%	2.33%	2.47%	2.27%	2.05%

Portfolio turnover rate	5%	10%	29%	12%	15%	9%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.98	$ 10.25	$ 10.19	$ 9.99	$ 10.25	$ 10.26

Income From Investment Operations

Net investment income(a)(b)	.07	.20	.24	.26	.24	.22

Net realized and unrealized gain (loss) on investment transactions	(.27)	.74	.07	(c)	.21	(.25)	(.01)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.20)	.94	.31	.47	(.01)	.21

Less: Dividends

Dividends from net investment income	(.07)	(.21)	(.25)	(.27)	(.25)	(.22)

Net asset value, end of period	$ 10.71	$ 10.98	$ 10.25	$ 10.19	$ 9.99	$ 10.25

Total Return

Total investment return based on net asset value(e)	(1.88)%	9.21%	3.14%	4.73%	(.12)%	2.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$310,335	$238,315	$215,763	$238,306	$231,109	$213,880

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.54	%^	.56%	.57%	.57%	.57%	.57%

Net investment income(b)	1.28	%^	1.84%	2.43%	2.57%	2.37%	2.14%

Portfolio turnover rate.	5%	10%	29%	12%	15%	9%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 97

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

98 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 99

NOTES

100 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2022

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the semi-annual reporting period ended April 30, 2022.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	-5.37%	-5.41%

Class C Shares	-5.75%	-6.17%

Advisor Class Shares[1]	-5.28%	-5.13%

Bloomberg 1-5 Year US Government/Credit Index	-4.62%	-5.04%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended April 30, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. Over the six-month period, country and yield-curve positioning detracted most, relative to the benchmark, mainly from yield-curve exposure in the US and off-benchmark exposure to the eurozone and Russia, partially offset by gains from duration overweights in Canada, Australia and New Zealand. Security selection also hampered results, as losses within sovereign bonds were partially offset by selection gains among energy, electric and consumer noncyclical. Industry allocation was a small contributor to performance, mostly due to beneficial off-benchmark exposure to commercial mortgage-backed securities (“CMBS”) and an overweight to US Treasuries that exceeded losses including high-yield credit default swaps. Currency decisions were a minor contributor during the period.

In the 12-month period, country and yield-curve positioning detracted from returns, due to a duration underweight in the US, along with off-benchmark exposures in Russia, Australia and New Zealand that were partially offset by exposure to Canada. Industry allocation contributed the most to returns, as

2 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

gains from off-benchmark exposures to CMBS and collateralized mortgage obligations were greater than losses from an off-benchmark allocation to conventional mortgage-backed securities. Security selection also added to performance, as selection mostly within energy, finance and consumer cyclical, along with smaller gains in other industries, outweighed a loss from selection in sovereign bonds. Currency decisions were a minor contributor to results.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and to take active yield-curve positioning. Interest rate swaptions were also used to generate income. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to effectively gain exposure to specific sectors. Total return swaps were used to take active credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2022, fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Inflation remained elevated and worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Major central banks started the process of raising interest rates and ending bond purchases. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply from supply concerns and increased demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

4 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

6 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Effective on March 7, 2022, the maximum sales charge for purchases of

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Class A shares is reduced from 4.25% to 2.25%. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.50%

1 Year	-5.41%	-7.53%

Since Inception[2]	1.44%	0.76%

CLASS C SHARES			2.74%

1 Year	-6.17%	-7.08%

Since Inception[2]	0.61%	0.61%

ADVISOR CLASS SHARES[3]			3.75%

1 Year	-5.13%	-5.13%

Since Inception[2]	1.59%	1.59%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.26%, 2.19% and 1.18% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-5.11%

Since Inception[1]	1.32%

CLASS C SHARES

1 Year	-4.63%

Since Inception[1]	1.18%

ADVISOR CLASS SHARES[2]

1 Year	-2.73%

Since Inception[1]	2.17%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$946.30	$3.33	0.69%
Hypothetical**	$1,000	$1,021.37	$3.46	0.69%
Class C
Actual	$1,000	$942.50	$7.18	1.49%
Hypothetical**	$1,000	$1,017.41	$7.45	1.49%
Advisor Class
Actual	$1,000	$947.20	$2.37	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $51.8

1

All data are as of April 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 88.6%
Australia – 1.4%
Australia Government Bond Series 164 0.50%, 09/21/2026(a)	AUD	1,155	$733,235

Spain – 0.7%
Spain Government Bond 0.80%, 07/30/2027(a)	EUR	356	364,956

United States – 86.5%
U.S. Treasury Bonds 6.875%, 08/15/2025	U.S.$	2,177	2,445,954
U.S. Treasury Notes 0.625%, 05/15/2030(b)		784	656,684
1.50%, 08/15/2026(c)		4,662	4,391,210
1.50%, 01/31/2027		1,035	970,040
1.625%, 10/31/2026(c)		4,590	4,336,360
1.625%, 08/15/2029(b)(c)		2,047	1,875,289
2.00%, 08/15/2025(c)		2,662	2,585,592
2.125%, 07/31/2024-05/31/2026(c)		10,790	10,516,425
2.25%, 11/15/2024		7,287	7,178,637
2.25%, 11/15/2025(c)		2,792	2,728,691
2.375%, 08/15/2024		2,061	2,040,588
2.875%, 08/15/2028		743	739,484
3.125%, 11/15/2028(c)		4,298	4,341,551

			44,806,505

Total Governments - Treasuries (cost $49,383,169)			45,904,696

CORPORATES - NON-INVESTMENT GRADE – 11.3%
Industrial – 10.5%
Basic – 0.3%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		10	8,819
Kleopatra Finco Sarl 4.25%, 03/01/2026(a)	EUR	100	89,913
WR Grace Holdings LLC 4.875%, 06/15/2027(a)	U.S.$	72	67,682

			166,414

Capital Goods – 0.7%
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(a)		24	23,581
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		7	6,667

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)	U.S.$	92	$89,023
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		61	59,475
LSB Industries, Inc. 6.25%, 10/15/2028(a)		34	33,301
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	104,486
Tervita Corp. 11.00%, 12/01/2025(a)	U.S.$	14	15,608
TransDigm, Inc. 8.00%, 12/15/2025(a)		35	36,440
Triumph Group, Inc. 8.875%, 06/01/2024(a)		13	13,446

			382,027

Communications - Media – 1.0%
Altice Financing SA 5.00%, 01/15/2028(a)		200	168,564
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)		26	22,719
5.125%, 05/01/2027(a)		59	57,486
DISH DBS Corp. 5.00%, 03/15/2023		8	7,972
5.25%, 12/01/2026(a)		32	29,433
5.75%, 12/01/2028(a)		32	28,703
5.875%, 11/15/2024		53	51,634
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		56	50,066
Sirius XM Radio, Inc. 3.125%, 09/01/2026(a)		56	51,590
4.00%, 07/15/2028(a)		28	25,319

			493,486

Communications - Telecommunications – 0.1%
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		35	28,629
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		10	9,087

			37,716

Consumer Cyclical - Automotive – 0.3%
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)	EUR	116	119,988
Meritor, Inc. 6.25%, 06/01/2025(a)	U.S.$	5	5,177
Tenneco, Inc. 7.875%, 01/15/2029(a)		26	26,258

			151,423

14 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 1.7%
Boyne USA, Inc. 4.75%, 05/15/2029(a)	U.S.$	16	$14,901
Carnival Corp. 4.00%, 08/01/2028(a)		36	32,412
5.75%, 03/01/2027(a)		62	56,439
10.50%, 02/01/2026(a)		107	117,585
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		159	159,833
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	27,517
Mattel, Inc. 5.875%, 12/15/2027(a)		102	104,302
NCL Corp., Ltd. 5.875%, 03/15/2026(a)		33	30,335
Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022		108	108,297
5.375%, 07/15/2027(a)		42	38,595
5.50%, 08/31/2026(a)		31	28,892
10.875%, 06/01/2023(a)		23	24,073
11.50%, 06/01/2025(a)		47	51,109
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	20,900
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		12	10,189
13.00%, 05/15/2025(a)		16	17,527
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	12,408

			855,314

Consumer Cyclical - Other – 0.9%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		13	12,726
Boyd Gaming Corp. 8.625%, 06/01/2025(a)		3	3,131
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		125	117,224
Empire Communities Corp. 7.00%, 12/15/2025(a)		143	135,518
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		85	84,511
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	36,875
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		12	12,290

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)	U.S.$	11	$9,805
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		15	14,892
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	20,455
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		33	31,928

			479,355

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	15,640

Consumer Cyclical - Retailers – 0.4%
Bath & Body Works, Inc. 9.375%, 07/01/2025(a)		6	6,752
Dufry One BV 2.50%, 10/15/2024(a)	EUR	100	101,153
Hanesbrands, Inc. 4.625%, 05/15/2024(a)	U.S.$	35	34,690
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		73	62,768
Rite Aid Corp. 7.50%, 07/01/2025(a)		12	10,292
Staples, Inc. 7.50%, 04/15/2026(a)		15	14,322

			229,977

Consumer Non-Cyclical – 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.50%, 02/15/2023(a)		154	153,783
5.875%, 02/15/2028(a)		87	84,560
Charles River Laboratories International, Inc. 4.00%, 03/15/2031(a)		32	28,598
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		114	105,492
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		24	21,913
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		7	7,190
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		39	36,649
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		81	78,867

			517,052

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.5%
Athabasca Oil Corp. 9.75%, 11/01/2026(a)	U.S.$	50	$53,027
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		177	182,310
Callon Petroleum Co. 8.00%, 08/01/2028(a)		28	28,918
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	32,793
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		59	56,231
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		38	37,430
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/2028		15	14,429
8.00%, 01/15/2027		29	28,492
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		15	14,679
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		62	63,329
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		100	98,349
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		58	54,664
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		40	41,451
Range Resources Corp. 5.00%, 03/15/2023		3	3,007
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		40	37,415
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		25	22,984
Transocean, Inc. 8.00%, 02/01/2027(a)		23	18,350

			787,858

Other Industrial – 0.0%
Avient Corp. 5.75%, 05/15/2025(a)		16	16,153

Services – 1.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		57	55,091

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

APX Group, Inc. 6.75%, 02/15/2027(a)	U.S.$	53	$52,520
Block, Inc. 2.75%, 06/01/2026(a)		81	73,973
Garda World Security Corp. 4.625%, 02/15/2027(a)		59	53,692
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		50	46,346
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		78	67,883
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.375%, 08/31/2027(a)		168	143,936
6.25%, 01/15/2028(a)		82	73,596
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		84	89,740
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		15	14,608
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		63	58,931

			730,316

Technology – 0.6%
Avaya, Inc. 6.125%, 09/15/2028(a)		81	74,876
NCR Corp. 5.00%, 10/01/2028(a)		105	100,140
Presidio Holdings, Inc.
4.875%, 02/01/2027(a)		56	53,623
8.25%, 02/01/2028(a)		2	1,949
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		60	53,107
Virtusa Corp. 7.125%, 12/15/2028(a)		10	9,030

			292,725

Transportation - Airlines – 0.2%
Air Canada 3.875%, 08/15/2026(a)		12	11,095
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		24	23,235
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		41	42,751

			77,081

Transportation - Services – 0.4%
EC Finance PLC 3.00%, 10/15/2026(a)	EUR	100	101,687

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 4.50%, 02/15/2027(a)	EUR	100	$100,968
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	30	26,559

			229,214

			5,461,751

Financial Institutions – 0.5%
Banking – 0.1%
Bread Financial Holdings, Inc.
4.75%, 12/15/2024(a)		35	34,041
7.00%, 01/15/2026(a)		7	7,082

			41,123

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		52	54,860

Finance – 0.2%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	55,820
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		53	44,656

			100,476

REITs – 0.1%
Diversified Healthcare Trust 9.75%, 06/15/2025		36	37,726

			234,185

Utility – 0.3%
Electric – 0.2%
Calpine Corp. 5.125%, 03/15/2028(a)		8	7,267
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		68	67,073

			74,340

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		72	73,957

			148,297

Total Corporates - Non-Investment Grade (cost $6,248,063)			5,844,233

CORPORATES - INVESTMENT GRADE – 10.0%
Financial Institutions – 6.7%
Banking – 5.5%
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		119	108,164

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander SA 4.175%, 03/24/2028	U.S.$	200	$194,280
Bank of America Corp. Series AA 6.10%, 03/17/2025(d)		150	152,377
Series X 6.25%, 09/05/2024(d)		134	135,336
BNP Paribas SA 6.625%, 03/25/2024(a)(d)		200	201,200
Credit Agricole SA 8.125%, 12/23/2025(a)(d)		200	215,482
Danske Bank A/S 4.298%, 04/01/2028(a)		200	193,728
Deutsche Bank AG/New York NY 3.035%, 05/28/2032		150	125,432
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		15	15,076
HSBC Holdings PLC 6.375%, 03/30/2025(d)		200	201,242
JPMorgan Chase & Co. 4.323%, 04/26/2028		128	127,630
Series S 6.75%, 02/01/2024(d)		150	153,337
Morgan Stanley 4.21%, 04/20/2028		51	50,621
Nordea Bank Abp 6.625%, 03/26/2026(a)(d)		200	204,100
PNC Financial Services Group, Inc. (The) Series O 3.964% (LIBOR 3 Month + 3.68%), 08/01/2022(d)(e)		12	11,879
Standard Chartered PLC 3.971%, 03/30/2026(a)		200	196,762
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(d)		200	198,146
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		150	148,176
UBS Group AG 7.00%, 01/31/2024(a)(d)		200	203,414

			2,836,382

Finance – 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		150	124,703

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	5	$4,375
4.125%, 05/01/2024		8	7,954
4.25%, 06/15/2026		2	1,931
4.40%, 09/25/2023		16	16,056
5.00%, 04/01/2023		3	3,027
5.25%, 08/11/2025(a)		52	51,899
Aviation Capital Group LLC 3.50%, 11/01/2027(a)		158	145,083
Synchrony Financial 2.875%, 10/28/2031		150	122,280

			477,308

REITs – 0.3%
Office Properties Income Trust 3.45%, 10/15/2031		180	139,514
VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025		31	30,438

			169,952

			3,483,642

Industrial – 3.0%
Basic – 0.0%
Arconic Corp. 6.00%, 05/15/2025(a)		15	15,075

Communications - Media – 0.4%
Netflix, Inc. 4.375%, 11/15/2026		216	214,311

Communications - Telecommunications – 0.2%
T-Mobile USA, Inc. 2.625%, 02/15/2029		66	57,101
3.375%, 04/15/2029		60	54,572

			111,673

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 3.90%, 08/08/2029		150	129,304

Consumer Non-Cyclical – 0.8%
BAT International Finance PLC 4.448%, 03/16/2028		116	111,680
Newell Brands, Inc. 4.45%, 04/01/2026		26	25,713
4.875%, 06/01/2025		7	7,081
Pilgrim’s Pride Corp. 5.875%, 09/30/2027(a)		250	251,745

			396,219

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.5%
Cenovus Energy, Inc. 5.375%, 07/15/2025	U.S.$	16	$16,613
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		41	42,059
Ecopetrol SA 4.625%, 11/02/2031		15	12,532
5.375%, 06/26/2026		55	54,185
5.875%, 11/02/2051		7	5,302
6.875%, 04/29/2030		45	44,381
EQT Corp. 7.50%, 02/01/2030		31	34,340
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032		46	41,797
Western Midstream Operating LP 3.95%, 06/01/2025		5	4,857
4.55%, 02/01/2030		20	18,426

			274,492

Technology – 0.8%
Broadcom, Inc. 3.137%, 11/15/2035(a)		22	17,636
4.00%, 04/15/2029(a)		46	43,905
4.30%, 11/15/2032		150	140,835
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		112	107,788
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024		56	55,698
Workday, Inc. 3.70%, 04/01/2029		35	33,513

			399,375

			1,540,449

Utility – 0.3%
Electric – 0.3%
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		200	153,162

Total Corporates - Investment Grade (cost $5,630,055)			5,177,253

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.8%
Risk Share Floating Rate – 7.3%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 2.418% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(e)		71	70,674

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1A, Class M2 3.368% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(e)	U.S.$	152	$150,564
Series 2019-4A, Class M2 3.518% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		150	145,902
Series 2022-1, Class M1B 2.439% (SOFR + 2.15%), 01/26/2032(a)(e)		193	192,250
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.968% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		3	2,929
Series 2019-R03, Class 1M2 2.818% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)		4	4,480
Eagle Re Ltd. Series 2021-2, Class M1B 2.339% (SOFR + 2.05%), 04/25/2034(a)(e)		150	147,536
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M3 5.368% (LIBOR 1 Month + 4.70%), 03/25/2028(e)		106	109,035
Series 2017-DNA1, Class M2 3.918% (LIBOR 1 Month + 3.25%), 07/25/2029(e)		175	176,470
Series 2019-DNA3, Class M2 2.718% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(e)		8	8,118
Series 2019-DNA4, Class M2 2.618% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		5	4,821
Series 2020-DNA1, Class M2 2.368% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		41	40,659
Series 2021-DNA5, Class M2 1.939% (SOFR + 1.65%), 01/25/2034(a)(e)		77	76,258
Series 2021-DNA6, Class M2 1.789% (SOFR + 1.50%), 10/25/2041(a)(e)		150	144,602
Series 2021-DNA7, Class M2 2.089% (SOFR + 1.80%), 11/25/2041(a)(e)		225	217,727
Series 2022-DNA2, Class M1B 2.689% (SOFR + 2.40%), 02/25/2042(a)(e)		144	141,410
Series 2022-HQA1, Class M1B 3.789% (SOFR + 3.50%), 03/25/2042(a)(e)		20	20,323

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.568% (LIBOR 1 Month + 4.90%), 11/25/2024(e)	U.S.$	101	$106,249
Series 2015-C02, Class 1M2 4.668% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		21	21,621
Series 2015-C03, Class 1M2 5.668% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		26	26,111
Series 2015-C04, Class 2M2 6.218% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		3	3,434
Series 2016-C01, Class 1M2 7.418% (LIBOR 1 Month + 6.75%), 08/25/2028(e)		81	86,269
Series 2016-C01, Class 2M2 7.618% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		13	13,363
Series 2016-C04, Class 1B 10.918% (LIBOR 1 Month + 10.25%), 01/25/2029(e)		118	126,328
Series 2016-C05, Class 2M2 5.118% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		97	100,331
Series 2017-C02, Class 2B1 6.168% (LIBOR 1 Month + 5.50%), 09/25/2029(e)		24	26,027
Series 2017-C05, Class 1M2 2.868% (LIBOR 1 Month + 2.20%), 01/25/2030(e)		44	44,566
Series 2018-C01, Class 1B1 4.218% (LIBOR 1 Month + 3.55%), 07/25/2030(e)		180	178,619
Series 2021-R02, Class 2M2 2.289% (SOFR + 2.00%), 11/25/2041(a)(e)		230	218,764
Home Re Ltd. Series 2020-1, Class M2 5.918% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(e)		150	153,230
Series 2021-1, Class M1B 2.218% (LIBOR 1 Month + 1.55%), 07/25/2033(a)(e)		250	248,447
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.568% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(e)		31	30,476

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oaktown Re II Ltd. Series 2018-1A, Class M1 2.218% (LIBOR 1 Month + 1.55%), 07/25/2028(a)(e)	U.S.$	31	$30,942
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.618% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		150	149,267
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.448% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)		33	32,850
Series 2019-3R, Class A 3.398% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(e)		18	18,203
Radnor Re Ltd. Series 2019-1, Class M1B 2.618% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		96	95,779
Series 2020-1, Class M1C 2.418% (LIBOR 1 Month + 1.75%), 01/25/2030(a)(e)		150	143,052
Traingle Re Ltd. Series 2020-1, Class M1C 5.168% (LIBOR 1 Month + 4.50%), 10/25/2030(a)(e)		120	120,282
Series 2021-3, Class M1A 2.189% (SOFR + 1.90%), 02/25/2034(a)(e)		137	135,564

			3,763,532

Agency Fixed Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 5080, Class IJ 4.00%, 12/25/2050(f)		555	95,642
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(f)		84	21,010
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(f)		171	8,521
Series 2016-26, Class IO 5.00%, 05/25/2046(f)		188	32,349
Series 2016-31, Class IO 5.00%, 06/25/2046(f)		246	44,700
Series 2016-64, Class BI 5.00%, 09/25/2046(f)		32	4,909

			207,131

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 5.546% (6.10% – LIBOR 1 Month), 08/15/2044(e)(g)	U.S.$		102	$15,417
Series 4906, Class SA 5.382% (6.05% – LIBOR 1 Month), 09/25/2049(e)(g)			100	14,908
Federal National Mortgage Association REMICs Series 2012-17, Class ES 5.882% (6.55% – LIBOR 1 Month), 03/25/2041(e)(g)			91	6,094
Series 2012-17, Class SE 5.282% (5.95% – LIBOR 1 Month), 03/25/2042(e)(g)			71	13,369
Series 2019-25, Class SA 5.382% (6.05% – LIBOR 1 Month), 06/25/2049(e)(g)			52	7,537
Series 2019-42, Class SQ 5.382% (6.05% – LIBOR 1 Month), 08/25/2049(e)(g)			44	7,530

				64,855

Total Collateralized Mortgage Obligations (cost $4,045,495)				4,035,518

GOVERNMENTS - SOVEREIGN AGENCIES – 7.3%
Canada – 7.3%
Canada Housing Trust No. 1 1.95%, 12/15/2025(a) (cost $4,077,616)		CAD	5,065	3,798,563

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.6%
Non-Agency Fixed Rate CMBS – 4.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		U.S.$	100	89,569
BANK Series 2020-BN28, Class XA 1.898%, 03/15/2063(f)			2,077	233,823
Series 2020-BN29, Class XA 1.453%, 11/15/2053(f)			989	84,672
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.497%, 05/15/2052(f)			988	72,357

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BBCMS Mortgage Trust Series 2017-C1, Class XA 1.602%, 02/15/2050(f)	U.S.$	1,427	$76,237
CD Mortgage Trust Series 2016-CD1, Class XA 1.505%, 08/10/2049(f)		1,527	67,613
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.787%, 05/10/2058(f)		87	4,351
Series 2017-C8, Class XA 1.648%, 06/15/2050(f)		281	16,422
Citigroup Commercial Mortgage Trust Series 2017-P7, Class XA 1.277%, 04/14/2050(f)		852	37,741
Commercial Mortgage Trust Series 2012-CR5, Class C 4.462%, 12/10/2045(a)		100	97,836
Series 2014-CR16, Class D 5.083%, 04/10/2047(a)		100	93,555
Series 2016-DC2, Class XA 1.103%, 02/10/2049(f)		2,563	73,682
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.20%, 07/10/2046(a)		100	41,559
Series 2016-GS3, Class XA 1.322%, 10/10/2049(f)		1,303	54,139
Series 2017-GS5, Class XA 0.991%, 03/10/2050(f)		1,466	50,742
Series 2017-GS7, Class XA 1.253%, 08/10/2050(f)		3,392	141,254
Series 2019-GC39, Class XA 1.286%, 05/10/2052(f)		4,660	256,483
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.699%, 08/15/2046(a)		75	44,250
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class E 4.973%, 10/15/2045(a)		100	94,500
Series 2012-LC9, Class G 4.509%, 12/15/2047(a)		100	74,097
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	108,404
UBS Commercial Mortgage Trust Series 2012-C1, Class D 6.069%, 05/10/2045(a)		71	66,551

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C1, Class XA 1.69%, 06/15/2050(f)	U.S.$	1,067	$64,735
Series 2017-C2, Class XA 1.193%, 08/15/2050(f)		2,432	100,736
Series 2018-C14, Class XA 1.153%, 12/15/2051(f)		970	49,489
Series 2018-C15, Class XA 1.153%, 12/15/2051(f)		746	38,398
Series 2019-C18, Class XA 1.161%, 12/15/2052(f)		1,273	69,114
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.442%, 04/10/2046(a)		81	64,757
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.761%, 10/15/2049(f)		827	45,534
Series 2018-C48, Class XA 1.12%, 01/15/2052(f)		822	42,193
Series 2019-C52, Class XA 1.752%, 08/15/2052(f)		941	77,734
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.026%, 06/15/2044(a)		60	55,464
Series 2011-C4, Class E 5.026%, 06/15/2044(a)		25	19,437

			2,507,428

Non-Agency Floating Rate CMBS – 0.8%
BFLD Series 2019-DPLO, Class D 2.394% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(e)		59	57,677
Series 2019-DPLO, Class E 2.794% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(e)		10	9,749
CLNY Trust Series 2019-IKPR, Class D 2.579% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(e)		120	116,695
Great Wolf Trust Series 2019-WOLF, Class D 2.487% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(e)		45	43,533
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.554% (LIBOR 1 Month + 4.00%), 05/15/2036(a)(e)		133	115,278

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 2.025% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)	U.S.$	89	$62,157

			405,089

Total Commercial Mortgage-Backed Securities (cost $3,105,250)			2,912,517

COLLATERALIZED LOAN OBLIGATIONS – 4.2%
CLO - Floating Rate – 4.2%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 4.144% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)		250	242,057
Dryden 98 CLO Ltd. Series 2022-98A, Class D 4.004% (LIBOR 3 Month + 3.10%), 04/20/2035(a)(e)		250	247,845
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 4.042% (LIBOR 3 Month + 3.35%), 04/15/2035(a)(e)		250	247,762
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 4.413% (LIBOR 3 Month + 3.35%), 10/20/2034(a)(e)		250	239,261
Palmer Square CLO Ltd. Series 2021-3A, Class D 3.183% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(e)		250	242,888
PPM CLO 5 Ltd. Series 2021-5A, Class D 4.094% (LIBOR 3 Month + 3.05%), 10/18/2034(a)(e)		250	239,795
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 4.163% (LIBOR 3 Month + 3.10%), 01/20/2035(a)(e)		250	242,502
Rockford Tower CLO Ltd. Series 2021-2A, Class D 4.313% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(e)		250	244,143
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 4.213% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(e)		250	245,409

Total Collateralized Loan Obligations (cost $2,250,000)			2,191,662

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 3.2%
Angola – 0.4%
Angolan Government International Bond 9.50%, 11/12/2025(a)	U.S.$	200	$212,750

Dominican Republic – 0.4%
Dominican Republic International Bond 5.95%, 01/25/2027(a)		182	182,660

Ecuador – 0.1%
Ecuador Government International Bond 5.00%, 07/31/2030(a)		97	78,302

Egypt – 0.4%
Egypt Government International Bond 5.75%, 05/29/2024(a)		212	197,690

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 01/30/2025(a)		24	11,400
8.625%, 02/28/2029(a)		90	36,450

			47,850

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(a)		200	134,000

Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	100	94,372
6.375%, 03/03/2028(a)	U.S.$	200	197,037

			291,409

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(h)(i)		16	1,903

Nigeria – 0.3%
Nigeria Government International Bond 6.125%, 09/28/2028(a)		200	171,100

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	100	99,034

South Africa – 0.3%
Republic of South Africa Government International Bond 4.30%, 10/12/2028	U.S.$	200	182,225

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 09/01/2025(a)	U.S.$	100	$32,581

Total Emerging Markets - Sovereigns (cost $2,015,115)			1,631,504

BANK LOANS – 2.1%
Industrial – 1.8%
Capital Goods – 0.2%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(j)		101	84,025
Chariot Buyer LLC 4.506% (LIBOR 3 Month + 3.50%), 11/03/2028(j)		10	9,779

			93,804

Communications - Media – 0.1%
Coral-US Co-Borrower LLC 3.554% (LIBOR 1 Month + 3.00%), 10/15/2029(j)		30	29,656
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(j)		9	8,644

			38,300

Communications - Telecommunications – 0.2%
Crown Subsea Communications Holding, Inc. 5.500% (LIBOR 1 Month + 4.75%), 04/27/2027(j)		40	39,885
Directv Financing, LLC 5.764% (LIBOR 1 Month + 5.00%), 08/02/2027(j)		29	28,504
Zacapa SARL 4.766% (SOFR 3 Month + 4.25%), 03/22/2029(j)		43	43,077

			111,466

Consumer Cyclical - Entertainment – 0.3%
Seaworld Parks & Entertainment, Inc. 3.813% (LIBOR 1 Month + 3.00%), 08/25/2028(j)		142	140,091

Consumer Cyclical - Other – 0.1%
American Tire Distributors, Inc. 6.918% (LIBOR 3 Month + 6.25%), 10/20/2028(j)		60	59,707

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(j)	U.S.$	40	$36,642
Padagis LLC 5.719% (LIBOR 3 Month + 4.75%), 07/06/2028(j)(k)		28	28,165
U.S. Renal Care, Inc. 5.500% (LIBOR 1 Month + 5.00%), 06/26/2026(j)(k)		27	24,092

			88,899

Energy – 0.2%
GIP II Blue Holding, L.P. 5.506% (LIBOR 3 Month + 4.50%), 09/29/2028(j)		55	54,460
Parkway Generation, LLC 5.510% (LIBOR 1 Month + 4.75%), 02/18/2029(j)		59	59,030

			113,490

Other Industrial – 0.0%
Rockwood Service Corporation 5.014% (LIBOR 1 Month + 4.25%), 01/23/2027(j)		3	3,013

Services – 0.0%
Amentum Government Services Holdings LLC 4.264% (LIBOR 1 Month + 3.50%), 01/29/2027(j)		3	2,926
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(j)		19	18,012

			20,938

Technology – 0.5%
Ascend Learning, LLC 6.514% (LIBOR 1 Month + 5.75%), 12/10/2029(j)		30	29,588
Banff Guarantor, Inc. 6.264% (LIBOR 1 Month + 5.50%), 02/27/2026(j)		10	9,860
Boxer Parent Company, Inc. 4.514% (LIBOR 1 Month + 3.75%), 10/02/2025(j)		27	26,688
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(j)		89	84,514

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

FINThrive Software Intermediate Holdings, Inc. 7.250% (LIBOR 6 Month + 6.75%), 12/17/2029(j)	U.S.$	20		$19,570
Loyalty Ventures, Inc. 5.264% (LIBOR 1 Month + 4.50%), 11/03/2027(j)		81		79,219
Peraton Corp. 4.514% (LIBOR 1 Month + 3.75%), 02/01/2028(j)		19		19,269
Presidio Holdings Inc. 4.270% (LIBOR 1 Month + 3.50%), 01/22/2027(j)		0	**	436
4.740% (LIBOR 3 Month + 3.50%), 01/22/2027(j)		9		8,792

				277,936

				947,644

Financial Institutions – 0.2%
Finance – 0.1%
Orbit Private Holdings I Ltd. 5.203% (LIBOR 3 Month + 4.50%), 12/11/2028(j)		30		29,788

Insurance – 0.1%
Cross Financial Corp. 4.813% (LIBOR 3 Month + 4.00%), 09/15/2027(j)		50		49,336
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.514% (LIBOR 1 Month + 3.75%), 09/03/2026(j)		11		10,613

				59,949

				89,737

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(j)		4		4,118
4.756% (LIBOR 1 Month + 3.75%), 11/09/2026(j)		21		20,674

				24,792

Total Bank Loans (cost $1,090,984)				1,062,173

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.0%
Autos - Fixed Rate – 0.5%
ACMAT Series 2022-1A, Class A 3.230%, 04/20/2029(a)	U.S.$	100	$100,003
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.380%, 07/15/2025(a)		115	117,199
Series 2019-1A, Class E 5.200%, 01/15/2026(a)		40	40,668
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.020%, 04/15/2025(a)		14	14,058

			271,928

Other ABS - Fixed Rate – 0.5%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.319%, 11/15/2044(l)		1	1,295
Series 2019-HP1, Class B 3.48%, 12/15/2026(a)		96	95,952
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		5	4,796
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		20	19,713
SoFi Consumer Loan Program Trust Series 2020-1, Class D 2.94%, 01/25/2029(a)		100	98,497

			220,253

Total Asset-Backed Securities (cost $492,930)			492,181

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Industrial – 0.7%
Basic – 0.2%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		28	26,880
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		60	53,730

			80,610

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	146	$141,346

Consumer Non-Cyclical – 0.0%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		11	10,395

Energy – 0.2%
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		59	58,550
6.125%, 06/30/2025(a)		23	22,722
6.50%, 06/30/2027(a)		30	29,434

			110,706

Total Emerging Markets - Corporate Bonds (cost $355,012)			343,057

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.2%
Petroleos Mexicanos 5.35%, 02/12/2028		101	89,339
6.49%, 01/23/2027		22	21,058

			110,397

Ukraine – 0.1%
State Agency of Roads of Ukraine 6.25%, 06/24/2028(l)		200	62,000

Total Quasi-Sovereigns (cost $302,848)			172,397

		Shares
SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(m)(n)(o) (cost $2,093,754)		2,093,754	2,093,754

Total Investments – 146.1% (cost $81,090,291)			75,659,508
Other assets less liabilities – (46.1)%			(23,861,809)

Net Assets – 100.0%			$51,797,699

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Mini Japan Government Bond Futures	3	June 2022	$345,529	$3,067
Canadian 10 Yr Bond Futures	10	June 2022	983,614	76,893
Euro-BOBL Futures	5	June 2022	670,843	30,695
Euro-Schatz Futures	3	June 2022	348,592	5,509
U.S. Ultra Bond (CBT) Futures	13	June 2022	1,677,000	138,263
U.S. T-Note 2 Yr (CBT) Futures	21	June 2022	4,427,063	51,583
U.S. T-Note 10 Yr (CBT) Futures	78	June 2022	9,294,187	564,173

				$870,183

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	1,069	USD	766	07/21/2022	$9,611
Citibank, NA	RUB	20,191	USD	144	05/06/2022	(138,665)
Citibank, NA	USD	171	RUB	15,400	05/06/2022	44,416
Citibank, NA	EUR	1,413	USD	1,617	05/12/2022	125,620
JPMorgan Chase Bank, NA	USD	58	RUB	4,791	05/06/2022	8,795
Morgan Stanley Capital Services, Inc.	USD	2,296	NZD	3,385	06/10/2022	(110,184)
Standard Chartered Bank	NZD	3,463	USD	2,357	06/10/2022	121,320
State Street Bank & Trust Co.	USD	127	EUR	114	05/12/2022	(6,169)
State Street Bank & Trust Co.	USD	80	CAD	100	07/21/2022	(2,198)
UBS AG	CAD	5,070	USD	4,055	07/21/2022	108,896

						$161,442

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	5.00%	Quarterly	4.63%	USD	2,205	$45,843	$96,928	$(51,085)
iTraxxx Xover Series 37, 5 Year Index, 06/20/2027*	5.00	Quarterly	4.28	EUR	1,560	60,504	102,805	(42,301)

						$106,347	$199,733	$(93,386)

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CAD	680	05/22/2024	3 Month CDOR	1.985%	Semi-Annual	$(8,519)	$	– 0	–	$(8,519)
USD	260	05/24/2024	2.206%	3 Month LIBOR	Semi-Annual/ Quarterly	2,097		– 0	–	2,097

						$(6,422)	$	– 0	–	$(6,422)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	469	$(113,320)	$(167,399)	$54,079
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(2,267)	(2,414)	147
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(4,080)	(4,023)	(57)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,307)	(4,204)	(103)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24	(5,892)	(5,752)	(140)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(5,440)	(1,855)	(3,585)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(8,159)	(2,768)	(5,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	50	(12,012)	(2,978)	(9,034)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	74	(17,905)	(4,407)	(13,498)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	317	(28,610)	(9,684)	(18,926)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(5,439)	(1,846)	(3,593)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	146	(35,356)	(30,632)	(4,724)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	375	(90,657)	(45,081)	(45,576)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	180	(74,351)	(33,996)	(40,355)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,720)	(923)	(1,797)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	352	(31,829)	(34,636)	2,807
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(680)	(165)	(515)

						$(443,024)	$(352,763)	$(90,261)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	1 Day SOFR	Maturity	USD	139	06/20/2022	$(10,892)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2022
HSBC Securities (USA), Inc.†	0.31%	—	$23,885,829
HSBC Securities (USA), Inc.†	0.31%	—	859,589

			$24,745,418

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2022.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Governments – Treasuries	$24,745,418	$	– 0 –	$	– 0 –	$	– 0 –	$24,745,418

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $21,068,464 or 40.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Defaulted.

(i)	Non-income producing security.

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2022.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

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PORTFOLIO OF INVESTMENTS (continued)

(l)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of April 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.319%, 11/15/2044	10/09/2019	$1,328	$1,295	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2028	06/24/2021	200,000	62,000	0.12%

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

NZD – New Zealand Dollar

RUB – Russian Ruble

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

IBOXHY – iBoxx $ Liquid High Yield Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $78,996,537)	$73,565,754
Affiliated issuers (cost $2,093,754)	2,093,754
Cash	31,326
Cash collateral due from broker	562,538
Foreign currencies, at value (cost $10,637)	10,580
Unaffiliated interest and dividends receivable	660,695
Unrealized appreciation on forward currency exchange contracts	418,658
Receivable for investment securities sold	117,166
Receivable for variation margin on futures	28,013
Receivable for capital stock sold	16,439
Receivable due from Adviser	14,155
Affiliated dividends receivable	109

Total assets	77,519,187

Liabilities
Payable for reverse repurchase agreements	24,745,418
Market value on credit default swaps (net premiums received $352,763)	443,024
Unrealized depreciation on forward currency exchange contracts	257,216
Dividends payable	51,027
Payable for capital stock redeemed	48,152
Payable for investment securities purchased	31,524
Payable for variation margin on centrally cleared swaps	26,610
Unrealized depreciation on total return swaps	10,892
Foreign capital gains tax payable	2,121
Directors’ fees payable	1,799
Distribution fee payable	1,227
Accrued expenses	102,478

Total liabilities	25,721,488

Net Assets	$51,797,699

Composition of Net Assets
Capital stock, at par	$5,658
Additional paid-in capital	56,702,032
Accumulated loss	(4,909,991)

Net Assets	$51,797,699

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,143,181	452,181	$9.16	*

C	$579,667	63,319	$9.15

Advisor	$47,074,851	5,142,743	$9.15

*	The maximum offering price per share for Class A shares was $9.37 which reflects a sales charge of 2.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$717,772
Dividends—Affiliated issuers	151
Other income	177	$718,100

Expenses
Advisory fee (see Note B)	104,120
Distribution fee—Class A	4,855
Distribution fee—Class C	3,430
Transfer agency—Class A	1,474
Transfer agency—Class C	223
Transfer agency—Advisor Class	16,576
Custody and accounting	52,398
Administrative	44,271
Audit and tax	31,404
Registration fees	26,158
Legal	15,320
Printing	13,371
Directors’ fees	9,494
Miscellaneous	5,002

Total expenses before interest expense	328,096
Interest expense	12,893

Total expenses	340,989
Less: expenses waived and reimbursed by the Adviser (see Note B)	(186,193)

Net expenses		154,796

Net investment income		563,304

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(879,976)
Forward currency exchange contracts		252,807
Futures		1,216,617
Swaps		(92,482)
Swaptions written		(1,757)
Foreign currency transactions		(507,172)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(4,659,759)
Forward currency exchange contracts		481,596
Futures		451,332
Swaps		41,249
Swaptions written		(1,433)
Foreign currency denominated assets and liabilities		(5,943)

Net loss on investment and foreign currency transactions		(3,704,921)

Net Decrease in Net Assets from Operations		$(3,141,617)

(a)	Net of foreign realized capital gains taxes of $894.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $799.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$563,304	$1,292,348
Net realized gain (loss) on investment and foreign currency transactions	(11,963)	1,280,893
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,692,958)	(1,507,315)

Net increase (decrease) in net assets from operations	(3,141,617)	1,065,926
Distributions to Shareholders
Class A	(116,857)	(40,601)
Class C	(13,147)	(14,065)
Advisor Class	(1,284,684)	(1,504,066)
Capital Stock Transactions
Net increase (decrease)	(6,496,642)	20,561,741

Total increase (decrease)	(11,052,947)	20,068,935
Net Assets
Beginning of period	62,850,646	42,781,711

End of period	$51,797,699	$62,850,646

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2022 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations		$(3,141,617)
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(15,476,181)
Purchases of short-term investments	(15,271,387)
Proceeds from disposition of long-term investments	27,045,082
Proceeds from disposition of short-term investments	13,580,787
Net realized loss on investment transactions and foreign currency transactions	11,963
Net realized gain on forward currency exchange contracts	252,807
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,692,958
Net accretion of bond discount and amortization of bond premium	777,566
Increase in receivable for investments sold	(112,314)
Decrease in interest receivable	77,665
Increase in affiliated dividends receivable	(101)
Increase in receivable due from Adviser	(14,155)
Increase in cash collateral due from broker	(22,757)
Decrease in payable for investments purchased	(675,507)
Decrease in advisory fee payable	(20,642)
Increase in foreign capital gains tax payable	95
Decrease in Transfer Agent fee payable	(1,452)
Decrease in distribution fee payable	(259)
Increase in Directors’ fee payable	143
Decrease in accrued expenses	(34,584)
Payments on swaptions written, net	(4,329)
Payments on swaps, net	(105,035)
Proceeds for exchange-traded derivatives settlements, net	1,478,711

Total adjustments		15,179,074

Net cash provided by (used in) operating activities		12,037,457
Cash flows from financing activities
Redemptions of capital stock, net	(7,161,041)
Cash dividends paid (net of dividend reinvestments)†	(698,928)
Repayment of reverse repurchase agreements	(3,762,111)

Net cash provided by (used in) financing activities		(11,622,080)
Effect of exchange rate on cash		(513,115)

Net decrease in cash		(97,738)
Cash at beginning of period		139,644

Cash at end of period		$41,906

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$723,722
Interest expense paid during the period	$13,086

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may have been subject to a 1%, 18-month contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active

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NOTES TO FINANCIAL STATEMENTS (continued)

markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$45,904,696		$	– 0	–	$45,904,696
Corporates – Non-Investment Grade		– 0	–	5,844,233			– 0	–	5,844,233
Corporates – Investment Grade		– 0	–	5,177,253			– 0	–	5,177,253
Collateralized Mortgage Obligations		– 0	–	4,035,518			– 0	–	4,035,518
Governments – Sovereign Agencies		– 0	–	3,798,563			– 0	–	3,798,563
Commercial Mortgage-Backed Securities		– 0	–	2,912,517			– 0	–	2,912,517
Collateralized Loan Obligations		– 0	–	2,191,662			– 0	–	2,191,662
Emerging Markets – Sovereigns		– 0	–	1,631,504			– 0	–	1,631,504
Bank Loans		– 0	–	1,009,916			52,257		1,062,173
Asset-Backed Securities		– 0	–	492,181			– 0	–	492,181
Emerging Markets – Corporate Bonds		– 0	–	343,057			– 0	–	343,057
Quasi-Sovereigns		– 0	–	172,397			– 0	–	172,397
Short-Term Investments		2,093,754		– 0	–		– 0	–	2,093,754

Total Investments in Securities		2,093,754		73,513,497			52,257		75,659,508
Other Financial Instruments(a):
Assets:
Futures		870,183		– 0	–		– 0	–	870,183	(b)
Forward Currency Exchange Contracts		– 0	–	418,658			– 0	–	418,658
Centrally Cleared Credit Default Swaps		– 0	–	106,347			– 0	–	106,347	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	2,097			– 0	–	2,097	(b)
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(257,216)			– 0	–	(257,216)
Centrally Cleared Interest Rate Swaps		– 0	–	(8,519)			– 0	–	(8,519	)(b)
Credit Default Swaps		– 0	–	(443,024)			– 0	–	(443,024)
Total Return Swaps		– 0	–	(10,892)			– 0	–	(10,892)
Reverse Repurchase Agreements		(24,745,418)		– 0	–		– 0	–	(24,745,418)

Total		$(21,781,481)		$73,320,948			$52,257		$51,591,724

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as

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NOTES TO FINANCIAL STATEMENTS (continued)

adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%,

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NOTES TO FINANCIAL STATEMENTS (continued)

1.45% and ..45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended April 30, 2022, such reimbursement/waivers amounted to $141,671. The Expense Caps may not be terminated by the Adviser before January 31, 2023. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $265,740, $306,046 and $63,883 for the years ended October 31, 2019, October 31, 2020 and October 31, 2021, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $44,271.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,007 for the six months ended April 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1 from the sale of Class A shares and received $0 and $18 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until January 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as

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an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $251.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$395	$15,272	$13,573	$2,094	$0	*

*	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $575 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$5,141,658	$13,909,756
U.S. government securities	10,358,474	11,863,952

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,462,747
Gross unrealized depreciation	(6,062,866)

Net unrealized depreciation	$(4,600,119)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund

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bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts

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may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2022, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2022, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$870,183	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$93,386	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,097	*	Receivable/Payable for variation margin on centrally cleared swaps	8,519	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	418,658		Unrealized depreciation on forward currency exchange contracts	257,216

Credit contracts				Market value on credit default swaps	443,024

Credit contracts				Unrealized depreciation on total return swaps	10,892

Total		$1,290,938			$813,037

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,216,617	$451,332

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	252,807	481,596

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(1,757)	(1,433)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	589	(2,316)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(93,071)	43,565

Total		$1,375,185	$972,744

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Futures:
Average notional amount of sale contracts	$25,974,739
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,493,351
Average principal amount of sale contracts	$13,293,444
Swaptions Written:
Average notional amount	$307,250	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$797,719
Credit Default Swaps:
Average notional amount of sale contracts	$2,731,629

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Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,390,974
Total Return Swaps:
Average notional amount	$149,995

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$9,611	$	– 0	–	$	– 0	–	$	– 0	–	$9,611
Citibank, NA/Citigroup Global Markets, Inc.	170,036		(170,036)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	8,795		(8,795)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	121,320		– 0	–		– 0	–		– 0	–	121,320
UBS AG	108,896		– 0	–		– 0	–		– 0	–	108,896

Total	$418,658		$(178,831)		$	– 0	–	$	– 0	–	$239,827	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$312,047	$(170,036)		$	– 0	–	$(142,011)		$	– 0	–
Credit Suisse International	28,610	– 0	–		– 0	–	(28,610)			– 0	–
Goldman Sachs International	142,344	– 0	–		– 0	–	– 0	–		142,344
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	77,071	(8,795)			– 0	–	– 0	–		68,276

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	$142,693	$	– 0	–	$	– 0	–	$	– 0	–	$142,693
State Street Bank & Trust Co.	8,367		– 0	–		– 0	–		– 0	–	8,367

	$711,132		$(178,831)		$	– 0	–		$(170,621)		$361,680	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as

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such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2022, the average amount of reverse repurchase agreements outstanding was $35,169,331 and the daily weighted average interest rate was 0.09%. At April 30, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $24,745,418 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$24,745,418	$(24,665,961)	$79,457

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	79,196	640,070	$762,639	$6,419,373

Shares issued in reinvestment of dividends and distributions	10,452	3,210	101,062	32,088

Shares redeemed	(195,592)	(122,450)	(1,888,040)	(1,224,279)

Net increase (decrease)	(105,944)	520,830	$(1,024,339)	$5,227,182

Class C
Shares sold	0 (a)	30,942	$0 (b)	$310,250

Shares issued in reinvestment of dividends and distributions	1,205	1,286	11,644	12,907

Shares redeemed	(11,670)	(31,820)	(109,820)	(319,931)

Net increase (decrease)	(10,465)	408	$(98,176)	$3,226

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Advisor Class
Shares sold	545,985	1,731,742	$5,209,293	$17,350,910

Shares issued in reinvestment of dividends and distributions	63,071	35,778	611,016	358,571

Shares redeemed	(1,186,840)	(236,815)	(11,194,436)	(2,378,148)

Net increase (decrease)	(577,784)	1,530,705	$(5,374,127)	$15,331,333

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

At April 30, 2022, the Adviser owns approximately 44% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR

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NOTES TO FINANCIAL STATEMENTS (continued)

settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$1,558,732		$1,419,417
Net long-term capital gains	– 0	–	14,030

Total taxable distributions paid	$1,558,732		$1,433,447

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$391,596
Undistributed capital gains	286,597
Other losses	(231,225	)(a)
Unrealized appreciation/(depreciation)	(738,956	)(b)

Total accumulated earnings/(deficit)	$(291,988	)(c)

(a)	As of October 31, 2021, the cumulative deferred loss on straddles was $231,225.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2022		Year Ended October 31,				December 12 2018(a) to October 31, 2019
			2021		2020

Net asset value, beginning of period	$ 9.90		$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.08		.22		.23		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)		.02	(d)	(.28	)(d)	.42

Capital contributions	– 0	–	– 0	–	.16		– 0	–

Net increase (decrease) in net asset value from operations	(.52)		.24		.11		.70

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.29)		(.38)		(.35)

Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.13)		– 0	–

Total dividends and distributions	(.22)		(.29)		(.51)		(.35)

Net asset value, end of period	$ 9.16		$ 9.90		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	(5.37)%		2.37%		1.17%		7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,143		$5,528		$371		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.69	%^	.68%		.68%		.70	%^

Expenses, before waivers/reimbursements(f)	1.31	%^	1.26%		1.77%		3.18	%^

Net investment income(c)	1.72	%^	2.24%		2.28%		3.14	%^

Portfolio turnover rate	18%		163	%**	336	%**	178	%**

Portfolio turnover rate (including securities sold short)	N/A		N/A		336	%**	181	%**

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2022	Year Ended October 31,				December 12 2018(a) to October 31, 2019
		2021		2020

Net asset value, beginning of period	$ 9.89	$ 9.95		$ 10.34		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.04	.15		.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	.00	(d)(g)	(.04	)(d)	.41

Net increase (decrease) in net asset value from operations	(.56)	.15		.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.21)		(.31)		(.28)

Distributions from net realized gain on investment transactions	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.18)	(.21)		(.44)		(.28)

Net asset value, end of period	$ 9.15	$ 9.89		$ 9.95		$ 10.34

Total Return

Total investment return based on net asset value(e)	(5.75)%	1.46%		.51%		6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$580	$730		$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.49%^	1.47%		1.48%		1.49	%^

Expenses, before waivers/reimbursements(f)	2.12%^	2.19%		2.57%		4.02	%^

Net investment income(c)	.93%^	1.53%		.93%		2.34	%^

Portfolio turnover rate	18%	163	%**	336	%**	178	%**

Portfolio turnover rate (including securities sold short)	N/A	N/A		336	%**	181	%**

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2022	Year Ended October 31,				December 12 2018(a) to October 31, 2019
		2021		2020

Net asset value, beginning of period	$ 9.89	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.09	.25		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	.00	(d)(g)	(.08	)(d)	.41

Net increase (decrease) in net asset value from operations	(.51)	.25		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.31)		(.40)		(.36)

Distributions from net realized gain on investment transactions	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.23)	(.31)		(.53)		(.36)

Net asset value, end of period	$ 9.15	$ 9.89		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	(5.28)%	2.48%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$47,075	$56,593		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.49%^	.47%		.48%		.49	%^

Expenses, before waivers/reimbursements(f)	1.12%^	1.18%		1.68%		2.99	%^

Net investment income(c)	1.92%^	2.52%		2.13%		3.31	%^

Portfolio turnover rate	18%	163	%**	336	%**	178	%**

Portfolio turnover rate (including securities sold short)	N/A	N/A		336	%**	181	%**

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2022		Year Ended October 31,		December 12 2018(a) to October 31, 2019
			2021	2020

Class A
Net of waivers/reimbursements	.65	%^	.65%	.65%	.65	%^
Before waivers/reimbursements	1.27	%^	1.23%	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45	%^	1.45%	1.45%	1.45	%^
Before waivers/reimbursements	2.08	%^	2.18%	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45	%^	.45%	.45%	.45	%^
Before waivers/reimbursements	1.08	%^	1.16%	1.64%	2.95	%^

(g)	Amount is less than $.005.

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 81

lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 83

NOTES

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Credit Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 6, 2022

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Credit Portfolio for the semi-annual reporting period ended April 30, 2022.

The Fund’s investment objective is to maximize total return through current income and long-term capital appreciation.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	Since Inception[1]

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Class A Shares	-13.57%	-11.84%

Advisor Class Shares[2]	-13.46%	-11.63%

Bloomberg US Corporate Bond Index	-12.75%	-10.61%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Corporate Bond Index, for the six-month period ended April 30, 2022, and the period since the Fund’s inception on May 10, 2021, through April 30, 2022.

During both periods, all share classes underperformed the benchmark, before sales charges. In the six-month period, yield-curve positioning was the primary detractor, relative to the benchmark, as losses from overweights to the 10- and five-year parts of the curve were greater than gains from being underweight the two- and 20- to 30-year parts of the curve. Security selection also detracted, mostly from selection within US investment-grade corporate bonds. Sector allocation to high-yield corporate bonds in the US and emerging-market corporate bonds added more than a loss from exposure to investment-grade and high-yield corporate bonds in the eurozone. Country allocation to the eurozone also added during the period. Security selection within the Empowerment theme was the largest detractor from performance, driven by selection within the Information & Communication Technologies and Financial Security & Inclusion sub-themes. Security selection within the Health theme was also negative, led by the Medical Innovation sub-theme, while selection within the Food Security & Clean Water sub-theme was a small contributor. Within the Climate theme, the Fund’s allocation to green bonds had an

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overall positive impact on performance over the period; however, it was more than offset by negative security selection within the Sustainable Transportation sub-theme.

In the period since the Fund’s inception, yield-curve positioning in the eurozone was the main detractor, as losses from overweights on the 10- and five-year parts of the curve were partially offset by gains from underweights on the 20- to 30- and two-year parts of the curve. Security selection among investment-grade corporate bonds in the US also detracted from returns. Sector allocation hampered results, as losses from off-benchmark exposure to eurozone investment-grade and high-yield corporate bonds, as well as emerging-market corporate bonds, were only partially offset by a gain from off-benchmark exposure to high-yield corporate bonds in the US. Country allocation to the eurozone contributed to returns. Security selection within Empowerment was the biggest detractor, driven by selection in the Information & Communication Technologies and Financial Security & Inclusion sub-themes. Security selection within the Health theme was overall also negative, led by the Medical Innovation and Food Security & Clean Water sub-themes, which detracted. Finally, issuer and security selection in the Climate theme marginally detracted from performance, led by selection within the Sustainable Transportation and Resource Efficiency sub-themes; this was partially offset by selection within the Cleaner Energy sub-theme and within the green bond allocation.

The Fund utilized derivatives in the form of futures and currency forwards for hedging purposes, which had no material impact on absolute returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2022, fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Inflation remained elevated and worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Major central banks started the process of raising interest rates and ending bond purchases. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply from supply concerns and increased demand.

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The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return through investments that benefit society and the environment. The Team employs top-down and bottom-up investment processes with the goal of identifying securities that fit into sustainable investment themes, such as health, climate and empowerment. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The Team invests primarily in investment-grade corporate bonds from US issuers, but may also invest in non-US issuers and high-yield bonds.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in fixed-income securities of corporate issuers whose business activities the Adviser believes position the issuer to benefit from certain sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities of corporate issuers that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities and issuers that fit into sustainable investment themes. First, the Adviser identifies through its top-down process the sustainable investment themes. In addition to this top-down thematic approach, the Adviser then uses a bottom-up analysis of individual bond issues that focuses on the use of proceeds, issuer fundamentals and valuation and on evaluating an issuer’s risks, including those related to environmental, social and governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual issuers with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in

(continued on next page)

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assessing an issuer’s exposure to ESG factors, the Fund will not invest in companies that derive significant revenue from involvement in alcohol, gambling, adult entertainment, private prisons, tobacco or weapons. The Fund also typically invests in ESG bond structures, including “Use of Proceeds” bonds, which are instruments the proceeds of which are specifically earmarked for environmental, social or sustainability projects.

The Fund may invest up to 20% of its net assets in securities rated below investment grade (“junk bonds”). The Fund may invest up to 30% of its net assets in securities denominated in currencies other than the US dollar. Foreign investments may include securities issued by emerging-market companies and governments. The Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure through the use of currency-related derivatives, although it is not required to do so.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts or swaps to manage the Fund’s average duration and may, as noted above, use currency-related derivatives to hedge foreign currency exposure. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure significantly in excess of the Fund’s net assets. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for

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DISCLOSURES AND RISKS (continued)

a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the

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DISCLOSURES AND RISKS (continued)

party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future

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DISCLOSURES AND RISKS (continued)

results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.21%

Since Inception[2]	-11.84%	-15.56%

ADVISOR CLASS SHARES[3]			3.60%

Since Inception[2]	-11.63%	-11.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14% and 0.93% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 0.85% and 0.60% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Inception date: 5/10/2021.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-10.35%

ADVISOR CLASS SHARES[2]

Since Inception[1]	-6.20%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2021	Ending Account Value 4/30/2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$864.30	$3.93	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Advisor Class
Actual	$1,000	$865.40	$2.78	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $183.4

1

All data are as of April 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

April 30, 2022 (unaudited)

1

All data are as of April 30, 2022. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Belgium, China, Denmark, India, Ireland, Peru, South Korea, Supranational, Sweden and United Arab Emirates.

14 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 88.8%
Industrial – 46.3%
Basic – 1.9%
Arkema SA 0.125%, 10/14/2026(a)	EUR	200	$198,352
Ecolab, Inc. 2.75%, 08/18/2055	U.S.$	525	387,139
Inversiones CMPC SA 3.85%, 01/13/2030(a)		905	832,204
Packaging Corp. of America 4.05%, 12/15/2049		300	269,429
Sealed Air Corp. 1.573%, 10/15/2026(a)		1,485	1,306,404
Suzano Austria GmbH 3.75%, 01/15/2031		490	425,197

			3,418,725

Capital Goods – 5.4%
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,445,394
Emerson Electric Co. 2.625%, 02/15/2023		780	782,710
3.15%, 06/01/2025		715	710,896
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,246,131
Republic Services, Inc. 1.75%, 02/15/2032		1,275	1,023,734
Siemens Financieringsmaatschappij NV 1.20%, 03/11/2026(a)		960	875,962
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	544,084
Trane Technologies Luxembourg Finance SA 3.50%, 03/21/2026		405	399,365
Waste Management, Inc. 1.50%, 03/15/2031		470	381,336
2.95%, 06/01/2041		710	580,081
4.15%, 04/15/2032		370	368,489
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,556,550

			9,914,732

Communications - Media – 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029		450	383,540
4.40%, 04/01/2033		390	356,092
6.834%, 10/23/2055		630	664,473

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Thomson Reuters Corp. 5.50%, 08/15/2035	U.S.$	570	$607,558

			2,011,663

Communications - Telecommunications – 5.1%
AT&T, Inc. 4.30%, 12/15/2042		397	365,919
5.15%, 03/15/2042		174	178,088
British Telecommunications PLC 9.625%, 12/15/2030		760	976,364
Corning, Inc. 4.70%, 03/15/2037		62	60,870
5.35%, 11/15/2048		820	883,458
5.45%, 11/15/2079		280	274,957
Rogers Communications, Inc. 3.80%, 03/15/2032(a)		495	456,589
4.35%, 05/01/2049		790	696,504
4.50%, 03/15/2043		300	274,325
T-Mobile USA, Inc. 2.70%, 03/15/2032(a)		1,765	1,499,923
3.60%, 11/15/2060		445	332,785
Telefonica Emisiones SA 4.895%, 03/06/2048		290	267,636
TELUS Corp. 3.40%, 05/13/2032		390	357,603
Verizon Communications, Inc. 2.85%, 09/03/2041		1,135	888,163
3.875%, 02/08/2029		835	825,620
Vodafone Group PLC 4.25%, 09/17/2050		930	810,939
5.125%, 06/19/2059		265	257,451

			9,407,194

Consumer Cyclical - Automotive – 2.2%
Aptiv PLC 4.40%, 10/01/2046		180	155,415
General Motors Co. 5.00%, 10/01/2028		260	258,021
5.95%, 04/01/2049		395	395,611
General Motors Financial Co., Inc. 2.70%, 06/10/2031		365	300,765
3.10%, 01/12/2032		970	818,465
3.60%, 06/21/2030		721	648,468
3.85%, 01/05/2028		435	412,088
Lear Corp. 2.60%, 01/15/2032		1,165	960,511

16 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Group AG 0.75%, 09/10/2030(a)	EUR	160	$152,863

			4,102,207

Consumer Cyclical - Other – 1.7%
DR Horton, Inc. 2.50%, 10/15/2024	U.S.$	1,355	1,320,279
Owens Corning 3.95%, 08/15/2029		1,390	1,345,527
PulteGroup, Inc. 6.00%, 02/15/2035		410	427,717

			3,093,523

Consumer Cyclical - Retailers – 1.4%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,251,848
Lowe’s Cos., Inc. 3.70%, 04/15/2046		665	556,132
5.50%, 10/15/2035		660	711,779

			2,519,759

Consumer Non-Cyclical – 14.0%
Abbott Laboratories 4.75%, 11/30/2036		1,065	1,144,318
AbbVie, Inc. 4.875%, 11/14/2048		1,275	1,280,227
Amgen, Inc. 3.00%, 02/22/2029		552	517,809
4.40%, 05/01/2045		805	749,434
AstraZeneca PLC 6.45%, 09/15/2037		445	550,580
Baxter International, Inc. 3.50%, 08/15/2046		1,405	1,156,404
Becton Dickinson and Co. 2.823%, 05/20/2030		1,130	1,010,924
Biogen, Inc. 2.25%, 05/01/2030		1,485	1,240,529
3.15%, 05/01/2050		150	104,809
Bristol-Myers Squibb Co. 4.25%, 10/26/2049		725	696,192
Cigna Corp. 2.375%, 03/15/2031		410	350,966
3.05%, 10/15/2027		820	784,055
4.80%, 08/15/2038		600	598,306
4.90%, 12/15/2048		260	258,079
CVS Health Corp. 4.78%, 03/25/2038		900	890,504
4.875%, 07/20/2035		1,305	1,329,669

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danaher Corp. 2.60%, 10/01/2050	U.S.$	225	$160,106
4.375%, 09/15/2045		610	576,845
Eli Lilly & Co. 0.50%, 09/14/2033	EUR	1,200	1,069,875
Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)	U.S.$	945	793,737
Gilead Sciences, Inc. 2.50%, 09/01/2023		1,545	1,537,368
GlaxoSmithKline Capital, Inc. 4.20%, 03/18/2043		165	161,804
HCA, Inc. 3.50%, 07/15/2051		425	314,997
5.50%, 06/15/2047		735	723,050
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	159,987
Koninklijke Philips NV 5.00%, 03/15/2042		725	736,617
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,624,088
Pfizer, Inc. 1.75%, 08/18/2031		695	585,243
4.125%, 12/15/2046		775	767,047
Roche Holdings, Inc. 2.132%, 03/10/2025(a)		1,970	1,907,930
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		340	261,003
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041		1,275	1,019,858
Zoetis, Inc. 2.00%, 05/15/2030		755	650,025

			25,712,385

Energy – 0.4%
Sweihan PV Power Co. PJSC 3.625%, 01/31/2049(a)		965	838,344

Services – 3.7%
Global Payments, Inc. 3.20%, 08/15/2029		1,970	1,788,532
Mastercard, Inc. 3.85%, 03/26/2050		2,565	2,411,922
Moody’s Corp. 2.55%, 08/18/2060		1,125	710,902
2.75%, 08/19/2041		359	275,620
PayPal Holdings, Inc. 3.25%, 06/01/2050		900	714,725

18 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

S&P Global, Inc. 2.90%, 03/01/2032(a)	U.S.$	863	$780,342
4.25%, 05/01/2029(a)		58	58,349

			6,740,392

Technology – 9.4%
Autodesk, Inc. 2.40%, 12/15/2031		1,570	1,313,941
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		1,460	1,249,313
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		1,545	1,521,636
Cisco Systems, Inc. 5.50%, 01/15/2040		1,075	1,234,417
5.90%, 02/15/2039		50	59,588
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		390	375,333
Intel Corp. 3.10%, 02/15/2060		1,580	1,171,999
International Business Machines Corp. 4.00%, 06/20/2042		625	571,962
4.25%, 05/15/2049		200	187,547
Jabil, Inc. 4.25%, 05/15/2027		370	366,547
KLA Corp. 5.00%, 03/15/2049		640	690,333
Lam Research Corp. 2.875%, 06/15/2050		1,220	944,084
3.125%, 06/15/2060		480	372,857
Micron Technology, Inc. 2.703%, 04/15/2032		1,610	1,341,199
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.15%, 05/01/2027(a)		515	485,645
3.25%, 05/11/2041(a)		705	553,721
Oracle Corp. 3.60%, 04/01/2040		480	370,823
QUALCOMM, Inc. 4.65%, 05/20/2035		1,465	1,522,393
Salesforce.com, Inc. 2.90%, 07/15/2051		642	500,099
Skyworks Solutions, Inc. 3.00%, 06/01/2031		1,785	1,486,543
Western Digital Corp. 2.85%, 02/01/2029		131	115,467
3.10%, 02/01/2032		720	601,384
Workday, Inc. 3.70%, 04/01/2029		56	53,621

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.80%, 04/01/2032	U.S.$	146	$138,162

			17,228,614

			84,987,538

Financial Institutions – 34.8%
Banking – 23.5%
ABN AMRO Bank NV 2.47%, 12/13/2029(a)		1,800	1,587,316
4.80%, 04/18/2026(a)		600	603,152
AIB Group PLC 4.263%, 04/10/2025(a)		570	565,486
Banco Santander SA 2.749%, 12/03/2030		1,000	824,460
4.175%, 03/24/2028		400	388,585
4.25%, 04/11/2027		400	393,728
5.179%, 11/19/2025		600	612,808
Bank of America Corp. 2.456%, 10/22/2025		535	515,460
2.572%, 10/20/2032		325	274,552
2.884%, 10/22/2030		470	419,490
3.194%, 07/23/2030		190	173,676
3.384%, 04/02/2026		385	376,714
3.846%, 03/08/2037		985	878,509
4.078%, 04/23/2040		835	768,231
4.376%, 04/27/2028		375	374,404
Series JJ 5.125%, 06/20/2024(b)		425	415,195
Series Z 6.50%, 10/23/2024(b)		45	46,127
BNP Paribas SA 2.159%, 09/15/2029(a)		1,475	1,258,797
2.871%, 04/19/2032(a)		200	170,274
6.625%, 03/25/2024(a)(b)		200	201,380
7.375%, 08/19/2025(a)(b)		470	488,702
BPCE SA 2.045%, 10/19/2027(a)		480	429,670
4.625%, 07/11/2024(a)		855	860,180
5.15%, 07/21/2024(a)		375	381,265
Citigroup, Inc. 2.014%, 01/25/2026		960	907,773
2.904%, 11/03/2042		1,005	765,830
3.29%, 03/17/2026		780	761,050
5.316%, 03/26/2041		410	434,357
Series Y 4.15%, 11/15/2026(b)		887	793,955
Cooperatieve Rabobank UA 3.75%, 07/21/2026		1,160	1,127,805

20 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.00%, 04/10/2029(a)	U.S.$	800	$794,810
4.375%, 06/29/2027(a)(b)	EUR	200	202,784
Credit Agricole SA 0.125%, 12/09/2027		200	186,488
1.247%, 01/26/2027(a)	U.S.$	1,285	1,141,977
Deutsche Bank AG/New York NY 2.311%, 11/16/2027		877	778,319
3.742%, 01/07/2033		920	748,820
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027		805	722,815
2.615%, 04/22/2032		410	347,143
3.691%, 06/05/2028		500	479,516
4.223%, 05/01/2029		350	342,384
4.411%, 04/23/2039		465	444,392
5.95%, 01/15/2027		230	244,205
ING Groep NV 1.40%, 07/01/2026(a)		950	868,894
2.727%, 04/01/2032		540	461,686
6.50%, 04/16/2025(b)		680	680,000
Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)		460	439,449
Series XR 4.00%, 09/23/2029(a)		1,170	1,079,039
KBC Group NV 0.375%, 06/16/2027(a)	EUR	800	789,582
Lloyds Banking Group PLC 3.574%, 11/07/2028	U.S.$	310	295,068
4.65%, 03/24/2026		630	630,142
Mitsubishi UFJ Financial Group, Inc. 0.848%, 07/19/2029(a)	EUR	200	191,584
4.08%, 04/19/2028	U.S.$	380	375,540
Morgan Stanley 2.475%, 01/21/2028		907	834,902
3.62%, 04/17/2025		560	556,944
Series GMTN 4.35%, 09/08/2026		495	495,670
Series I 0.864%, 10/21/2025		835	775,205
Nationwide Building Society 2.972%, 02/16/2028(a)		1,065	989,072
Natwest Group PLC 2.359%, 05/22/2024		935	923,564
Santander Holdings USA, Inc. 4.50%, 07/17/2025		1,190	1,200,482
Santander UK Group Holdings PLC 2.469%, 01/11/2028		886	800,616

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)	U.S.$	385	$377,570
Societe Generale SA 2.797%, 01/19/2028(a)		960	868,535
2.889%, 06/09/2032(a)		1,480	1,225,506
Standard Chartered PLC 1.214%, 03/23/2025(a)		955	904,833
2.608%, 01/12/2028(a)		920	835,394
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/2029		920	816,427
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(b)		1,000	929,697
UniCredit SpA 1.982%, 06/03/2027(a)		621	549,573

			43,127,558

Insurance – 4.4%
Allianz SE 3.20%, 10/30/2027(a)(b)		1,400	1,144,409
Assicurazioni Generali SpA 2.124%, 10/01/2030(a)	EUR	545	513,247
2.429%, 07/14/2031(a)		470	443,944
Centene Corp. 2.50%, 03/01/2031	U.S.$	1,295	1,076,160
2.625%, 08/01/2031		708	590,522
Humana, Inc. 2.15%, 02/03/2032		635	523,070
4.50%, 04/01/2025		660	673,243
Prudential Financial, Inc. 5.20%, 03/15/2044		1,150	1,131,446
Voya Financial, Inc. 5.65%, 05/15/2053		1,768	1,760,102
Zurich Finance Ireland Designated Activity Co. 3.00%, 04/19/2051(a)		200	169,377

			8,025,520

REITs – 6.9%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032		385	315,001
2.95%, 03/15/2034		1,158	1,002,132
American Homes 4 Rent LP 3.375%, 07/15/2051		845	630,426
American Tower Corp. 2.95%, 01/15/2051		475	325,607
3.70%, 10/15/2049		510	395,120
3.80%, 08/15/2029		285	266,786
Boston Properties LP 4.50%, 12/01/2028		1,400	1,409,729

22 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	$667,392
Equinix, Inc. 3.90%, 04/15/2032	U.S.$	385	361,214
Healthcare Trust of America Holdings LP 3.10%, 02/15/2030		1,325	1,191,025
Healthpeak Properties, Inc. 1.35%, 02/01/2027		677	607,569
3.50%, 07/15/2029		860	820,401
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		1,445	1,386,423
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		765	609,020
Prologis LP 1.25%, 10/15/2030		1,155	936,020
3.00%, 04/15/2050		240	192,290
SITE Centers Corp. 4.25%, 02/01/2026		453	451,173
Welltower, Inc. 4.95%, 09/01/2048		765	784,841
Weyerhaeuser Co. 3.375%, 03/09/2033		390	352,213
7.375%, 03/15/2032		22	26,416

			12,730,798

			63,883,876

Utility – 7.7%
Electric – 7.3%
Avangrid, Inc. 3.20%, 04/15/2025		1,515	1,490,497
Commonwealth Edison Co. 3.00%, 03/01/2050		205	160,694
Consolidated Edison Co. of New York, Inc. 4.50%, 05/15/2058		855	805,461
Series 05-A 5.30%, 03/01/2035		225	236,524
Series A 4.125%, 05/15/2049		155	141,998
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	832,873
EDP Finance BV 1.71%, 01/24/2028(a)		2,720	2,347,290
Enel Finance International NV 2.25%, 07/12/2031(a)		1,270	1,057,226
6.80%, 09/15/2037(a)		280	333,962
Engie SA 3.25%, 11/28/2024(a)(b)	EUR	200	209,935

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Florida Power & Light Co. 4.125%, 02/01/2042	U.S.$	85	$82,238
5.69%, 03/01/2040		160	182,944
Iberdrola International BV Series NC9 1.825%, 08/09/2029(a)(b)	EUR	1,100	981,968
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	897	791,780
2.25%, 06/01/2030		440	377,119
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,090	916,196
Orsted AS 2.25%, 11/24/3017(a)(b)	EUR	600	623,881
Public Service Electric and Gas Co. 3.10%, 03/15/2032	U.S.$	743	692,528
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051		1,275	990,734

			13,255,848

Other Utility – 0.4%
American Water Capital Corp. 3.25%, 06/01/2051		735	597,932
3.45%, 05/01/2050		195	163,460

			761,392

			14,017,240

Total Corporates - Investment Grade (cost $189,550,058)			162,888,654

CORPORATES - NON-INVESTMENT GRADE – 5.1%
Industrial – 3.9%
Capital Goods – 0.6%
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		95	93,786
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		251	222,687
5.125%, 12/15/2026(a)		445	437,512
Paprec Holding 3.50%, 07/01/2028	EUR	435	425,754

			1,179,739

Communications - Media – 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 02/01/2032(a)	U.S.$	889	769,746

24 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.9%
Sprint Capital Corp. 8.75%, 03/15/2032	U.S.$	1,070	$1,359,955
Telefonica Europe BV 2.376%, 02/12/2029(a)(b)	EUR	300	260,616

			1,620,571

Consumer Cyclical - Automotive – 1.2%
Dana, Inc. 4.25%, 09/01/2030	U.S.$	935	803,580
Faurecia SE 2.375%, 06/15/2029(a)	EUR	775	658,448
Ford Motor Co. 3.25%, 02/12/2032	U.S.$	871	707,232

			2,169,260

Consumer Non-Cyclical – 0.7%
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		985	835,892
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		455	443,018

			1,278,910

Services – 0.1%
Block, Inc. 3.50%, 06/01/2031(a)		200	167,438

			7,185,664

Financial Institutions – 1.2%
Banking – 1.2%
American Express Co. 4.05%, 05/03/2029		192	190,339
Banco Santander SA 7.50%, 02/08/2024(a)(b)		600	606,110
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		730	718,528
Societe Generale SA 8.00%, 09/29/2025(a)(b)		645	670,528

			2,185,505

Total Corporates - Non-Investment Grade (cost $10,811,052)			9,371,169

EMERGING MARKETS - CORPORATE BONDS – 1.9%
Industrial – 1.7%
Basic – 0.9%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,626,900

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.3%
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(a)	U.S.$	530	$496,875

Services – 0.5%
MercadoLibre, Inc. 3.125%, 01/14/2031		990	804,870
StoneCo Ltd. 3.95%, 06/16/2028(a)		226	186,351

			991,221

			3,114,996

Financial Institutions – 0.2%
Banking – 0.2%
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)		480	430,056

Total Emerging Markets - Corporate Bonds (cost $4,231,135)			3,545,052

SUPRANATIONALS – 0.5%
International Bank for Reconstruction & Development Zero Coupon, 03/31/2027 (cost $920,803)		970	875,463

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Chile – 0.2%
Chile Government International Bond 4.34%, 03/07/2042 (cost $399,682)		400	366,200

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Metropolitan Transportation Authority Series 2020-C 5.175%, 11/15/2049 (cost $79,768)		65	69,722

		Shares
SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(c)(d)(e) (cost $3,838,496)		3,838,496	3,838,496

26 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.1%
Citibank, London (0.78)%, 05/02/2022 (cost $244,817)	EUR	232	$244,817

Total Short-Term Investments (cost $4,083,313)			4,083,313

Total Investments – 98.8% (cost $210,075,811)			181,199,573
Other assets less liabilities – 1.2%			2,219,845

Net Assets – 100.0%			$183,419,418

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	3	June 2022	$402,506	$(17,185)
U.S. Long Bond (CBT) Futures	7	June 2022	984,813	(107,844)
U.S. T-Note 5 Yr (CBT) Futures	81	June 2022	9,126,422	(354,656)
U.S. Ultra Bond (CBT) Futures	45	June 2022	7,219,688	(824,148)

Sold Contracts
Euro-Bund Futures	2	June 2022	324,060	19,379
Euro-Schatz Futures	13	June 2022	1,510,567	12,665
U.S. 10 Yr Ultra Futures	56	June 2022	7,224,000	368,516
U.S. T-Note 2 Yr (CBT) Futures	14	June 2022	2,951,375	47,203
U.S. T-Note 10 Yr (CBT) Futures	24	June 2022	2,859,750	173,625

				$(682,445)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	270	EUR	248	05/12/2022	$(8,739)
Morgan Stanley Capital Services LLC	EUR	8,605	USD	9,848	05/12/2022	767,176
UBS AG	USD	585	EUR	510	05/12/2022	(46,193)

						$712,244

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $48,716,410 or 26.6% of net assets.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

28 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $206,237,315)	$177,361,077
Affiliated issuers (cost $3,838,496)	3,838,496
Cash collateral due from broker	301,671
Unaffiliated interest receivable	1,671,679
Unrealized appreciation on forward currency exchange contracts	767,176
Receivable for capital stock sold	650,932
Receivable for investment securities sold	418,077
Deferred offering cost	3,165
Affiliated dividends receivable	518

Total assets	185,012,791

Liabilities
Due to Custodian (includes foreign currency overdraft of $3,696 with a cost of $3,874)	3,697
Payable for investment securities purchased	929,539
Payable for capital stock redeemed	363,317
Dividends payable	64,957
Advisory fee payable	59,994
Unrealized depreciation on forward currency exchange contracts	54,932
Payable for variation margin on futures	43,028
Offering expenses payable	6,000
Transfer Agent fee payable	2,976
Directors’ fee payable	1,497
Distribution fee payable	14
Accrued expenses	63,422

Total liabilities	1,593,373

Net Assets	$183,419,418

Composition of Net Assets
Capital stock, at par	$21,259
Additional paid-in capital	214,191,668
Accumulated loss	(30,793,509)

$183,419,418

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$64,072	7,426	$8.63	*

Advisor	$183,355,346	21,252,014	$8.63

*	The maximum offering price per share for Class A shares was $9.01, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 29

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$2,399,423
Dividends
Affiliated issuers	1,017	$2,400,440

Expenses
Advisory fee (see Note B)	419,068
Transfer agency—Class A	4
Transfer agency—Advisor Class	10,174
Distribution fee—Class A	88
Amortization of offering expenses	64,011
Administrative	45,725
Custody and accounting	30,405
Audit and tax	29,358
Registration fees	29,069
Printing	10,470
Legal	10,025
Directors’ fees	9,899
Miscellaneous	7,570

Total expenses	665,866
Less: expenses waived and reimbursed by the Adviser (see Note B)	(108,852)

Net expenses		557,014

Net investment income		1,843,426

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(855,724)
Forward currency exchange contracts		342,517
Futures		(842,381)
Foreign currency transactions		60,871
Net change in unrealized appreciation/depreciation on:
Investments		(28,033,229)
Forward currency exchange contracts		438,149
Futures		(731,362)
Foreign currency denominated assets and liabilities		(11,751)

Net loss on investment and foreign currency transactions		(29,632,910)

Net Decrease in Net Assets from Operations		$(27,789,484)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (unaudited)	May 10, 2021(a) to October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,843,426	$902,896
Net realized gain (loss) on investment and foreign currency transactions	(1,294,717)	283,101
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(28,338,193)	(524,180)

Net increase (decrease) in net assets from operations	(27,789,484)	661,817
Distributions to Shareholders
Class A	(959)	(187)
Advisor Class	(2,693,239)	(1,005,775)
Capital Stock Transactions
Net increase	44,644,366	169,602,879

Total increase	14,160,684	169,258,734
Net Assets
Beginning of period	169,258,734	– 0	–

End of period	$183,419,418	$169,258,734

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on May 10, 2021. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of April 30, 2022. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$162,888,654		$	– 0	–	$162,888,654
Corporates – Non-Investment Grade		– 0	–	9,371,169			– 0	–	9,371,169
Emerging Markets – Corporate Bonds		– 0	–	3,545,052			– 0	–	3,545,052
Supranationals		– 0	–	875,463			– 0	–	875,463
Governments – Sovereign Bonds		– 0	–	366,200			– 0	–	366,200
Local Governments – US Municipal Bonds		– 0	–	69,722			– 0	–	69,722
Short-Term Investments:
Investment Companies		3,838,496		– 0	–		– 0	–	3,838,496
Time Deposits		– 0	–	244,817			– 0	–	244,817

Total Investments in Securities		3,838,496		177,361,077			– 0	–	181,199,573
Other Financial Instruments*:
Assets
Futures		621,388		– 0	–		– 0	–	621,388	†
Forward Currency Exchange Contracts		– 0	–	767,176			– 0	–	767,176

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(1,303,833)		$	– 0	–	$	– 0	–	$(1,303,833	)†
Forward Currency Exchange Contracts	– 0	–		(54,932)			– 0	–	(54,932)

Total	$3,156,051			$178,073,321		$	– 0	–	$181,229,372

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $128,373 were deferred and amortized on a straight line basis over a one year period starting from May 10, 2021 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion,

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NOTES TO FINANCIAL STATEMENTS (continued)

.40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended April 30, 2022, such reimbursements/ waivers amounted to $106,931. The Expense Caps may not be terminated by the Adviser before January 31, 2023. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021 and $106,931 for the six months ended April 30, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the reimbursement for such services amounted to $45,725.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting

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NOTES TO FINANCIAL STATEMENTS (continued)

in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $1,921.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 04/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,565	$41,836	$43,563	$3,838	$1

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$67,573,431		$24,377,211
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,388,564
Gross unrealized depreciation	(30,235,003)

Net unrealized depreciation	$(28,846,439)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may

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NOTES TO FINANCIAL STATEMENTS (continued)

purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2022, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$621,388	*	Receivable/Payable for variation margin on futures	$1,303,833	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	767,176		Unrealized depreciation on forward currency exchange contracts	54,932

Total		$1,388,564			$1,358,765

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$(842,381)	$(731,362)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	342,517	438,149

Total		$(499,864)	$(293,213)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$976,066	(a)
Average principal amount of sale contracts	$10,292,690

Futures:
Average notional amount of buy contracts	$16,648,206
Average notional amount of sale contracts	$9,782,635

(a)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC	$767,176	$	– 0	–	$	– 0	–	$	– 0	–	$767,176

Total	$767,176	$	– 0	–	$	– 0	–	$	– 0	–	$767,176	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$8,739	$	– 0	–	$	– 0	–	$	– 0	–	$8,739
UBS AG	46,193		– 0	–		– 0	–		– 0	–	46,193

Total	$54,932	$	– 0	–	$	– 0	–	$	– 0	–	$54,932	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination.

The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2022 (unaudited)		May 10, 2021* to October 31, 2021	Six Months Ended April 30, 2022 (unaudited)			May 10, 2021* to October 31, 2021

Class A
Shares sold	– 0	–	7,329	$	– 0	–	$74,978

Shares issued in reinvestment of dividends and distributions	86		11		829		107

Net increase	86		7,340		$829		$75,085

Advisor Class
Shares sold	5,786,840		19,139,077		$56,486,909		$194,101,830

Shares issued in reinvestment of dividends and distributions	235,698		78,767		2,262,770		803,778

Shares redeemed	(1,486,810)		(2,501,558)		(14,106,142)		(25,377,814)

Net increase	4,535,728		16,716,286		$44,643,537		$169,527,794

*	Commencement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility

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NOTES TO FINANCIAL STATEMENTS (continued)

due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of

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NOTES TO FINANCIAL STATEMENTS (continued)

reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve,

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NOTES TO FINANCIAL STATEMENTS (continued)

based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the period ended October 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$1,005,962

Total taxable distributions paid	$1,005,962

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$596,984
Undistributed capital gains	79,497
Unrealized appreciation/(depreciation)	(944,676	)(a)

Total accumulated earnings/(deficit)	$(268,195	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2022 (unaudited)	May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.08	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.44)	.13

Net increase (decrease) in net asset value from operations	(1.36)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.13)	(.08)

Net asset value, end of period	$ 8.63	$ 10.12

Total Return

Total investment return based on net asset value(d)	(13.57)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.85%	.85%

Expenses, before waivers/reimbursements(e)	.97%	1.14%

Net investment income(c)(e)	1.71%	1.47%

Portfolio turnover rate	14%	31%

See footnote summary on page 52.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2022 (unaudited)	May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.09	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.44)	.13

Net increase (decrease) in net asset value from operations	(1.35)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.14)	(.09)

Net asset value, end of period	$ 8.63	$ 10.12

Total Return

Total investment return based on net asset value(d)	(13.46)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$183,355	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.60%	.60%

Expenses, before waivers/reimbursements(e)	.71%	.93%

Net investment income(c)(e)	1.98%	1.69%

Portfolio turnover rate	14%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Credit Team. Mr. Distenfeld and Ms. Wong are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) for an initial two-year period at a meeting held by video conference on February 2-3, 2021 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the

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exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 57

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median and noted that it was above the median. The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision. Taking into account the projected administrative expense reimbursement, the directors noted that the Adviser’s total rate of compensation was also expected to be above the peer group median.

The directors also considered that the Adviser’s fee schedule for an offshore fund utilizing investment strategies similar to those of the Fund provided for a higher fee rate than that proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STC-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2022

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the semi-annual reporting period ended April 30, 2022.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	-7.69%	-6.84%

Class C Shares	-8.04%	-7.54%

Advisor Class Shares[1]	-7.58%	-6.61%

Bloomberg Municipal Bond Index	-7.90%	-7.88%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2022.

Except Class C, all share classes of the Fund outperformed the benchmark for the six-month period; for the 12-month period, all share classes outperformed the benchmark, before sales charges.

During the six-month period, the Fund’s overweight to municipal credit detracted, relative to the benchmark. Security selection within the senior-living sector detracted, while selection in special tax contributed. Underweights to the intermediate part of the yield curve contributed.

For the 12-month period, the Fund’s overweight to municipal credit contributed. Security selection in special tax contributed, while selection in multi-family housing detracted. Underweights to the intermediate part of the yield-curve contributed.

Additionally, the Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps were additive to relative performance as the market priced in potentially higher inflation. Five-year inflation break-even rates

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increased 41 basis points (“b.p.”) during the six-month period and 73 b.p. during the 12-month period, and were marked at 3.30% at month-end.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and had an immaterial impact on absolute returns for the six-month period and detracted for the 12-month period. Credit default swaps were used for hedging and investment purposes, which added for the six-month period and had an immaterial impact for the 12-month period. CPI swaps were utilized for hedging purposes, which had no material impact over the six-month period and added for the 12-month period. Municipal market data rate locks were used for investment purposes, which added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended April 30, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 2.72% from 0.99% and the yield on the 10-Year US Treasury rose to 2.89% from 1.65%. While demand for income remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 and into the second quarter as investors pulled approximately $48 billion from the municipal market as of April 30, 2022.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 95 b.p. during the 12-month period, and 67 b.p. during the six-month period. Credit spreads were relatively unchanged during the 12-month period, but widened modestly during the six-month period.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may

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decline. As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.95% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or

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DISCLOSURES AND RISKS (continued)

earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models,

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DISCLOSURES AND RISKS (continued)

but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.78%	2.74%

1 Year	-6.84%	-9.66%

5 Years	2.35%	1.73%

Since Inception[3]	2.90%	2.53%

CLASS C SHARES			1.07%	1.65%

1 Year	-7.54%	-8.46%

5 Years	1.59%	1.59%

Since Inception[3,4]	2.14%	2.14%

ADVISOR CLASS SHARES[5]			2.11%	3.25%

1 Year	-6.61%	-6.61%

5 Years	2.61%	2.61%

Since Inception[3]	3.17%	3.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.81% and 0.82% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 12/11/2013.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-5.78%

5 Years	2.53%

Since Inception[1]	2.94%

CLASS C SHARES

1 Year	-4.58%

5 Years	2.39%

Since Inception[1,2]	2.56%

ADVISOR CLASS SHARES[3]

1 Year	-2.65%

5 Years	3.42%

Since Inception[1]	3.58%

1	Inception date: 12/11/2013.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$923.10	$3.62	0.76%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%
Class C
Actual	$1,000	$919.60	$7.19	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Advisor Class
Actual	$1,000	$924.20	$2.43	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $307.9

1

All data are as of April 30, 2022. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.8% in 30 different states, American Samoa, District of Columbia and Guam.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 106.2%
Long-Term Municipal Bonds – 76.2%
Alabama – 0.9%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$1,016,292
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	110	120,610
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2037	1,610	1,624,709
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	120	118,154

		2,879,765

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 7.125%, 09/01/2038(a)	135	159,232

Arizona – 1.7%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2 3.625%, 05/20/2033	196	192,716
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	600	661,752
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2040	1,000	1,001,300
5.00%, 02/01/2032	1,105	1,276,626
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(a)	100	84,695

14 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	$1,000	$887,344
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036	1,000	799,024
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	100	101,109
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(a)	150	136,372

		5,140,938

Arkansas – 0.3%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	1,000	1,054,020

California – 6.3%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2037	175	184,242
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	300	267,066
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(a)	100	88,514
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	250	219,369

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	$500	$352,678
4.00%, 08/01/2046(a)	500	398,208
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051(b)	2,500	2,415,448
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	154	158,361
Series 2021-2 Zero Coupon, 03/25/2035	1,000	59,860
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(a)	5,000	4,954,798
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	250	265,618
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	250	252,018
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018-A 5.50%, 12/01/2058(a)	250	264,652
City of Los Angeles Department of Airports Series 2020-C 5.00%, 05/15/2039	1,000	1,088,161
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(a)	400	325,916
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(a)	100	68,367
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	250	218,421

16 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(a)	$250	$178,353
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	250	181,286
4.00%, 05/01/2057(a)	350	259,379
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	400	350,916
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	200	165,039
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(a)	500	430,653
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	100	72,381
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(a)	200	147,266
4.00%, 07/01/2058(a)	200	148,638
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(a)	300	210,283
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 4.00%, 12/01/2056(a)	400	299,686

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(a)	$350	$301,617
Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047 (Pre-refunded/ETM)	1,050	1,053,123
Series 2021 3.85%, 06/01/2050	1,000	925,266
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061	600	620,266
San Francisco Intl Airport Series 2022-A 5.00%, 05/01/2052	1,000	1,075,731
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	200	31,191
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006 Zero Coupon, 06/01/2046	1,000	178,177
University of California Series 2022-S 5.00%, 05/15/2036	1,000	1,156,873

		19,367,821

Colorado – 1.5%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	500	460,188
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	628,299
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	100	88,278

18 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	$250	$227,092
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041(b)	100	89,330
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	200	213,012
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	500	472,802
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	250	203,755
E-470 Public Highway Authority Series 2021-B 0.538% (SOFR + 0.35%), 09/01/2039(c)	1,000	979,885
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	500	430,464
Pueblo Urban Renewal Authority Series 2021-B Zero Coupon, 12/01/2025(a)	260	216,526
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2028	380	412,780
AGM Series 2020 5.00%, 12/01/2050	100	110,848

		4,533,259

Connecticut – 0.5%
City of New Haven CT Series 2018-A 5.50%, 08/01/2038	615	684,677
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2037	1,000	969,956

		1,654,633

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delaware – 0.4%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2032(b)	$1,100	$1,252,068

District of Columbia – 0.7%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	100	102,124
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	2,500	182,593
Metropolitan Washington Airports Authority Dulles Toll Road Revenue AGM Series 2022 4.00%, 10/01/2052	2,000	1,968,737

		2,253,454

Florida – 3.7%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	1,000	726,305
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	100,161
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(a)	100	101,165
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	245,020
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	1,000	969,274
County of Lake FL (Waterman Communities, Inc.) Series 2020 3.375%, 08/15/2026	100	98,253
5.75%, 08/15/2055	200	193,649
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2028	780	834,000

20 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	$265	$277,515
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2040	2,000	1,988,811
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2036	230	123,182
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	1,850	1,845,178
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(a)	100	86,722
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	500	499,966
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	270	288,714
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(b)	250	227,332
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,000	951,386
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2022 4.25%, 06/01/2056	100	90,657
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	505	518,415

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	$655	$708,205
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	615	548,666

		11,422,576

Georgia – 0.4%
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	1,000	997,063
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	100	108,558

		1,105,621

Guam – 0.9%
Antonio B Won Pat International Airport Authority Series 2021-A 4.46%, 10/01/2043	1,000	890,708
Guam Power Authority Series 2022-A 5.00%, 10/01/2043(b)	500	523,822
Territory of Guam Series 2019 5.00%, 11/15/2031	210	216,379
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2029	1,000	1,059,605

		2,690,514

Hawaii – 1.0%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2025(b)	3,000	3,215,573

Illinois – 5.8%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	240	242,668
Series 2019-A 5.00%, 12/01/2029-12/01/2030	200	212,931

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-B 5.00%, 12/01/2033	$100	$105,540
Series 2022-B 4.00%, 12/01/2040-12/01/2041	2,000	1,818,108
Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	335	346,268
Series 2017-B 5.00%, 01/01/2035	725	778,459
Series 2018-A 5.00%, 01/01/2053	1,000	1,038,933
Illinois Finance Authority Series 2015 5.25%, 05/15/2050 (Pre-refunded/ETM)	100	107,533
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	100	96,958
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	77	63,296
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	250	263,979
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2037-10/01/2038	3,000	3,505,439
Illinois State Toll Highway Authority Series 2021-A 4.00%, 01/01/2042-01/01/2046	3,000	3,001,629
Metropolitan Pier & Exposition Authority Series 2015-B 5.00%, 12/15/2045	600	617,851
Series 2020 5.00%, 06/15/2050	640	663,934
Series 2022 4.00%, 12/15/2042	1,000	938,362
State of Illinois
Series 2010 7.35%, 07/01/2035	250	279,100
Series 2013 5.50%, 07/01/2025	270	278,409
Series 2016 5.00%, 02/01/2024	375	388,870

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-D 5.00%, 11/01/2026-11/01/2027	$930	$1,002,571
Series 2018-A 5.00%, 10/01/2027	1,000	1,078,444
Series 2019-B 5.00%, 11/01/2031	1,000	1,075,637

		17,904,919

Indiana – 0.8%
City of Valparaiso IN (Green Oaks of Valparaiso LLC) Series 2021 5.375%, 12/01/2041(a)	150	120,952
Indiana Finance Authority Series 2013-A 5.00%, 07/01/2040 (Pre-refunded/ETM)	100	102,773
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	850	630,987
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	1,000	986,593
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029	100	108,591
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2037(b)	100	87,382
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	190	196,203
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	165	142,226
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-B 4.00%, 04/01/2024	100	96,812

		2,472,519

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 2.7%
Iowa Finance Authority Series 2022-E 0.99% (SOFR + 0.80%), 01/01/2052(b)(c)	$5,000	$5,003,939
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050(b)	2,000	2,049,379
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043-05/15/2048	825	828,726
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031-12/01/2051	625	562,965

		8,445,009

Kentucky – 1.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2034	385	386,978
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(a)	325	317,492
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	175	191,086
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2039	160	154,565
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	58,678

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	$425	$456,235
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	600	614,374
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	2,000	2,012,392
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	244,293

		4,436,093

Louisiana – 1.2%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034 (Pre-refunded/ETM)	100	106,541
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	735,971
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(d)(e)	250	2
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	1,335	1,419,055
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	215	223,998
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(a)	100	113,788

26 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 0.696% (SOFR + 0.50%), 05/01/2043(c)	$995	$990,782

		3,590,137

Maine – 0.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	100	104,794

Maryland – 3.2%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	150	154,224
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044	600	606,199
Maryland Economic Development Corp. (Bowie State University) Series 2020 5.00%, 07/01/2055	1,000	1,041,907
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2047	1,000	1,048,016
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036	500	537,351
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	1,500	1,694,923
State of Maryland Series 2022-D 4.00%, 08/01/2028(b)	1,000	1,077,784
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2023(b)	3,500	3,594,761

		9,755,165

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.0%
Commonwealth of Massachusetts CIFGNA Series 2007-A 0.782% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	$1,300	$1,235,245
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	1,000	1,132,898
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	647,041

		3,015,184

Michigan – 0.8%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	245	203,861
Series 2018 5.00%, 04/01/2038	75	78,446
Series 2021-B 3.644%, 04/01/2034	200	172,647
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012-A 5.00%, 07/01/2022	115	115,678
AGM Series 2006-D 1.248% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	1,000	967,562
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue)
Series 2020-A 3.267%, 06/01/2039	1,000	904,241
Series 2020-B Zero Coupon, 06/01/2065	350	36,001
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	1,450	67,324

		2,545,760

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 0.495%, 08/01/2028(f)	$200	$200,000
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2049	105	105,750
Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036-07/01/2041	200	182,708
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051-06/01/2056(a)	200	148,570

		637,028

Mississippi – 0.4%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,000	993,499
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	250	262,789

		1,256,288

Missouri – 0.2%
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(a)	190	165,994
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	300	304,655

		470,649

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2042	$100	$100,982

Nevada – 0.3%
Clark County School District Series 2021-A 4.00%, 06/15/2034	1,000	1,045,112

New Hampshire – 0.1%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	208	214,657

New Jersey – 2.6%
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2051	1,100	971,668
New Jersey Economic Development Authority Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	200	210,740
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	1,000	1,076,551
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	210	213,060
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020-A 5.00%, 07/01/2045	100	107,383
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	280	300,902
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	590,379

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2035	$340	$363,467
Series 2022-A 5.00%, 06/15/2033	1,000	1,083,308
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2032	540	591,560
Series 2020-D 5.00%, 01/01/2028	1,350	1,467,568
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	1,045	1,090,539

		8,067,125

New Mexico – 0.3%
Winrock Town Center Tax Increment Development District No. 1 Series 2022 3.75%, 05/01/2028(a)	867	815,316

New York – 6.2%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(a)	400	393,550
Metropolitan Transportation Authority Series 2020-A 5.00%, 11/15/2045	1,000	1,088,169
Series 2020-C 5.00%, 11/15/2050	1,000	1,039,518
Series 2020-E 4.00%, 11/15/2026	1,155	1,193,921
Series 2021-D 0.518% (SOFR + 0.33%), 11/01/2035(c)	950	942,620
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	550	502,299

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	$865	$953,388
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	350	46,516
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(a)	200	217,541
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	425	442,473
Series 2022-A 4.00%, 03/15/2042	2,000	2,002,849
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	2,000	1,983,451
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2026	365	365,982
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2045	2,000	1,999,078
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	275	264,388
Series 2020 4.00%, 10/01/2030	300	295,358
4.375%, 10/01/2045	1,000	956,429
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	150	154,593

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040	$500	$417,395
4.00%, 05/15/2046	1,000	989,119
Series 2022 5.00%, 05/15/2030(b)	2,000	2,262,970
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	102,038
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(a)	250	239,359
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(a)	100	82,798

		18,935,802

North Carolina – 0.9%
Fayetteville State University Series 2023 5.00%, 04/01/2038(a)(b)	1,045	1,120,487
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	534,310
University of North Carolina at Chapel Hill (University of North Carolina Hospitals at Chapel Hill) Series 2019 5.00%, 02/01/2049	1,000	1,147,558

		2,802,355

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	100	61,340

Ohio – 2.8%
American Municipal Power, Inc. Series 2020 4.00%, 02/15/2044	1,000	999,951

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	$4,060	$3,948,369
City of Akron OH (City of Akron OH Income Tax) Series 2012-A 5.00%, 12/01/2031	445	446,313
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	184,981
Cleveland-Cuyahoga County Port Authority (Cleveland-Cuyahoga County Port Authority Flats East Bank TIF District) Series 2021 4.00%, 12/01/2055(a)	500	418,322
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	378,304
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	216,280
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	100	99,925
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)(d)(g)	100	47,000
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(a)	1,000	754,483
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	100	100,084
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	580	538,994

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	$185	$178,408
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	140	140,117
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	93,125

		8,544,656

Oklahoma – 0.9%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) Series 2019 3.25%, 09/01/2039	505	450,411
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2049	1,180	1,220,671
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2043	1,000	1,034,747

		2,705,829

Other – 0.1%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	375	339,920

Pennsylvania – 4.6%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037	2,000	1,975,687
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	130	130,112
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	1,000	1,020,088

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2054	$250	$256,825
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	1,000	984,859
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2057	2,000	2,159,991
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	101,576
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(a)	510	423,788
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	104,431
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 1.17% (MUNIPSA + 0.70%), 11/15/2047(b)(c)	1,000	1,000,003
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(b)	2,000	1,966,642
5.00%, 08/15/2033(b)	1,050	1,203,819
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2036	200	217,109

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-B 5.00%, 12/01/2035	$1,000	$1,124,122
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2054	100	101,001
School District of Philadelphia (The) Series 2019-A 5.00%, 09/01/2044(h)	1,350	1,479,553

		14,249,606

Puerto Rico – 3.2%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,600	157,269
Series 2008-B Zero Coupon, 05/15/2057	5,000	237,936
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	222	148,163
4.00%, 07/01/2033-07/01/2046	3,093	2,854,463
5.25%, 07/01/2023	138	139,336
5.375%, 07/01/2025	137	141,823
5.625%, 07/01/2027-07/01/2029	270	288,100
5.75%, 07/01/2031	130	141,978
Series 2022-C Zero Coupon, 11/01/2043	657	341,860
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	132	121,885
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	90	93,035
Series 2012-A 5.00%, 07/01/2022-07/01/2033	215	216,193
5.125%, 07/01/2037	25	25,144
5.25%, 07/01/2029-07/01/2042	200	201,190
5.50%, 07/01/2028	75	75,476
5.75%, 07/01/2037	50	50,337
6.00%, 07/01/2047	50	50,357
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032-07/01/2037(d)(g)	330	315,150
Series 2008-W 5.00%, 07/01/2028	245	233,975
5.375%, 07/01/2024	125	120,156

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010-A 5.25%, 07/01/2029-07/01/2030(d)(g)	$115	$110,400
Series 2010-C 5.00%, 07/01/2024(d)(g)	25	23,875
5.25%, 07/01/2028(d)(g)	175	168,000
Series 2010-D 5.00%, 07/01/2021(g)(i)	15	14,325
Series 2010-X 5.25%, 07/01/2040(d)(g)	340	326,400
5.75%, 07/01/2036(d)(g)	125	120,938
Series 2010-Z 5.25%, 07/01/2024	40	38,400
Series 2012-A 5.00%, 07/01/2029-07/01/2042(d)(g)	60	57,300
AGM Series 2007-V 5.25%, 07/01/2031	375	389,153
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	125	130,233
AGC Series 2007-N 5.25%, 07/01/2036	110	115,118
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	390	403,138
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	2,153	628,347
Series 2019-A 4.329%, 07/01/2040	440	434,998
5.00%, 07/01/2058	867	888,640

		9,803,091

South Carolina – 0.3%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.50%, 06/01/2051(a)	200	166,315
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2036	265	281,913

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 12/01/2046-12/01/2049	$549	$533,812

		982,040

Tennessee – 0.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	370	364,297
5.125%, 12/01/2042(a)	780	762,310
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037-08/01/2038	130	126,212
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	250	213,646
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)(d)(g)	135	63,450
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	231,084
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 4.00%, 06/01/2051(a)	100	82,888
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	200	161,023
4.25%, 12/01/2024	200	190,736

		2,195,646

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 4.6%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	$250	$248,909
Series 2021-B 5.00%, 10/01/2050(a)	200	181,817
Austin Convention Enterprises, Inc. Series 2017-A 5.00%, 01/01/2034	500	516,320
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(a)	400	359,475
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	100	102,099
Series 2021-B 5.00%, 01/01/2046	1,000	1,070,173
Series 2021-C 5.00%, 01/01/2027	1,000	1,058,576
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	167,209
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	1,000	1,107,233
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	1,000	999,766
Dallas Area Rapid Transit Series 2014-A 5.00%, 12/01/2025 (Pre-refunded/ETM)	580	616,439
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	100	100,295
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2037	1,600	1,547,630
Series 2022-B Zero Coupon, 12/01/2042	1,400	434,282

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	$500	$523,964
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	450	464,933
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	100	100,162
Series 2022 4.00%, 01/01/2047(b)	100	80,269
5.00%, 01/01/2057(b)	200	180,110
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2034	250	262,394
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(a)	100	83,652
Series 2021 2.625%, 01/01/2031(a)	300	260,994
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025(d)(g)	675	236,250
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	456	415,161
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	100	102,389
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	3,000	3,094,458

		14,314,959

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.5%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(h)	$1,000	$1,051,971
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	500	383,748

		1,435,719

Virginia – 2.3%
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	2,000	1,951,025
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	1,000	1,064,265
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	165	165,212
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	1,000	931,840
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2034-01/01/2039(b)	3,000	2,967,245

		7,079,587

Washington – 5.8%
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 4.00%, 07/01/2034	1,000	1,065,488
Energy Northwest (Bonneville Power Administration) Series 2021 5.00%, 07/01/2022	10,000	10,060,434
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	280	294,001

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	$510	$531,891
Series 2021 4.00%, 08/01/2040	1,000	974,244
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	1,000	987,470
State of Washington Series 2021-A 5.00%, 08/01/2044	2,000	2,268,389
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2050	1,000	969,301
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	235	226,922
Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	100	102,055
Series 2021-1, Class A 3.50%, 12/20/2035	281	256,660
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(a)	100	104,299

		17,841,154

West Virginia – 0.4%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(a)	250	205,409
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	881	877,609

		1,083,018

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 3.5%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	$200	$160,954
UMA Education, Inc. Series 2019 5.00%, 10/01/2025-10/01/2029(a)	330	346,053
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	100	82,577
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	97,799
Wisconsin Health & Educational Facilities Authority (St. John’s Communities, Inc. Obligated Group) Series 2022 4.00%, 09/15/2036-09/15/2045(b)	2,190	1,889,756
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	100	92,043
Series 2022-A 3.875%, 12/01/2039(a)	460	421,384
Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(a)	1,000	943,843
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(a)	350	320,987
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	1,000	970,484
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	100	102,620

44 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2042(a)	$130	$131,313
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(a)	150	120,228
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042(b)	1,000	1,034,700
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2022 4.00%, 04/01/2042(a)	1,000	891,852
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056	500	361,732
Series 2022 4.00%, 06/01/2049	100	75,895
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034	1,300	1,307,411
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2062(a)	500	471,194
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	1,000	895,128

		10,717,953

Total Long-Term Municipal Bonds (cost $254,961,000)		234,698,886

Short-Term Municipal Note – 30.0%
Arizona – 1.3%
Arizona Health Facilities Authority (Banner Health Obligated Group) Series 2017-C 0.32%, 01/01/2046(j)	3,000	3,000,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Phoenix Children’s Hospital) Series 2019 0.32%, 02/01/2048(j)	$1,000	$1,000,000

		4,000,000

California – 4.2%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-C 0.39%, 08/01/2035(j)	2,920	2,920,000
California Infrastructure & Economic Development Bank (Goodwill Industries of Orange County) Series 2006 0.48%, 03/01/2031(j)	275	275,000
City of Irvine CA (City of Irvine CA Assessment District No. 03-19) Series 2014-A 0.32%, 09/02/2029(j)	1,000	1,000,000
City of Irvine CA (City of Irvine CA Assessment District No. 97-17) Series 2014 0.32%, 09/02/2023(j)	2,880	2,880,000
City of Modesto CA Water Revenue AGC Series 2011-A 0.33%, 10/01/2036(j)	2,140	2,140,000
County of San Bernardino CA (WLP Green Valley Apartments LLC) Series 1999 0.38%, 05/15/2029(j)	1,000	1,000,000
Northern California Power Agency Series 2019-A 0.39%, 07/01/2032(j)	1,500	1,500,000
Santa Clara Valley Transportation Authority (Santa Clara Valley Transportation Authority 2000 Measure A Sales Tax) Series 2019-A 0.34%, 04/01/2036(j)	1,250	1,250,000

		12,965,000

46 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.3%
Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center, Inc.) Series 2012 0.32%, 01/01/2039(j)	$1,000	$1,000,000

District of Columbia – 1.5%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.43%, 11/01/2045(j)	1,075	1,075,000
District of Columbia (Georgetown University (The)) Series 2016 0.42%, 04/01/2041(j)	1,390	1,390,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.44%, 08/15/2038(j)	1,075	1,075,000
Series 2017-A 0.32%, 08/15/2038(j)	1,000	1,000,000

		4,540,000

Florida – 2.2%
City of Gainesville FL (Gainesville Jewish Student Foundation, Inc.) Series 2021 0.45%, 05/01/2033(j)	1,250	1,250,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 0.48%, 07/01/2032(j)	2,375	2,375,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2013-B 0.41%, 01/01/2039(j)	3,000	3,000,000

		6,625,000

Georgia – 1.6%
Cobb County School District Series 2022 3.00%, 12/15/2022	5,000	5,042,218

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hawaii – 0.4%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 0.38%, 12/01/2041(j)	$1,255	$1,255,000

Illinois – 1.3%
Illinois Finance Authority (Illinois College) Series 2005 0.45%, 10/01/2030(j)	1,475	1,475,000
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018 0.32%, 11/15/2037(j)	2,200	2,200,000
Village of Brookfield IL (Chicago Zoological Society/The) Series 2008 0.46%, 06/01/2038(j)	250	250,000

		3,925,000

Indiana – 0.7%
Indiana Municipal Power Agency Series 2019-B 0.36%, 01/01/2042(j)	2,145	2,145,000

Iowa – 0.4%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.31%, 02/15/2041(j)	1,300	1,300,000

Louisiana – 1.6%
Louisiana Public Facilities Authority (ANF Partners #1 LP) Series 2006 0.38%, 04/01/2036(j)	1,150	1,150,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.40%, 07/01/2047(j)	1,655	1,655,000
0.43%, 07/01/2047(j)	2,000	2,000,000

		4,805,000

Maryland – 0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-A 0.42%, 04/01/2035(j)	400	400,000

48 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.7%
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Series 2010-A 0.41%, 01/01/2037(j)	$2,000	$2,000,000

Nevada – 1.0%
County of Clark Department of Aviation Series 2008-D 0.43%, 07/01/2029(j)	3,000	3,000,000

New Jersey – 1.2%
Essex County Improvement Authority (Jewish Community Center of MetroWest, Inc.) Series 2005 0.47%, 07/01/2025(j)	2,215	2,215,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 0.44%, 07/01/2036(j)	500	500,000
Series 2008-C 0.44%, 07/01/2036(j)	1,000	1,000,000

		3,715,000

New York – 4.1%
City of New York NY Series 2008-L 0.36%, 04/01/2038(j)	2,000	2,000,000
Series 2016 0.40%, 08/01/2044(j)	3,500	3,500,000
Series 2019-I 0.43%, 03/01/2044(j)	1,125	1,125,000
New York City Health and Hospitals Corp. Series 2008-E 0.45%, 02/15/2026(j)	1,635	1,635,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 0.35%, 04/15/2036(j)	900	900,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) Series 2012 0.40%, 11/01/2041(j)	2,450	2,450,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Series 2018-C 0.30%, 01/01/2032(j)	$1,000	$1,000,000

		12,610,000

Ohio – 0.5%
Columbus Regional Airport Authority Series 2005 0.47%, 07/01/2035(j)	1,570	1,570,000

Rhode Island – 0.6%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.45%, 11/15/2038(j)	1,755	1,755,000

South Carolina – 1.3%
Lexington County School District No. 3/SC Series 2021 4.00%, 08/24/2022	4,000	4,033,092

Texas – 1.4%
City of Houston TX Series 2021 2.00%, 06/30/2022	4,000	4,005,767
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-B 3.25%, 08/15/2022	335	333,873

		4,339,640

Vermont – 1.0%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 0.45%, 12/01/2030(j)	2,500	2,500,000
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 0.37%, 12/15/2044(j)	690	690,000

		3,190,000

50 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia – 1.8%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 0.46%, 06/01/2034(j)	$2,050	$2,050,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 0.45%, 07/01/2052(j)	3,425	3,425,000

		5,475,000

Washington – 0.8%
Washington State Housing Finance Commission (Panorama/United States) Series 2008 0.45%, 04/01/2043(j)	2,250	2,250,000
Washington State Housing Finance Commission (West Valley Nursing Homes, Inc.) Series 2000 0.50%, 10/01/2031(j)	250	250,000

		2,500,000

Total Short-Term Municipal Notes (cost $92,240,237)		92,189,950

Total Municipal Obligations (cost $347,201,237)		326,888,836

CORPORATES - INVESTMENT GRADE – 1.1%
Financial Institutions – 0.6%
Banking – 0.2%
Bank of America Corp. Series JJ 5.125%, 06/20/2024(m)	100	97,693
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(m)	100	92,793
Comerica, Inc. 5.625%, 07/01/2025(m)	100	101,811
Fifth Third Bancorp Series L 4.50%, 09/30/2025(m)	100	97,251

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(m)	$100	$100,424
JPMorgan Chase & Co. Series Q 5.15%, 05/01/2023(m)	50	49,397
Truist Financial Corp. Series Q 5.10%, 03/01/2030(m)	100	98,784
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(m)	100	91,404

		729,557

Finance – 0.2%
Air Lease Corp. 3.625%, 04/01/2027	600	568,716

Insurance – 0.2%
Centene Corp. 4.25%, 12/15/2027	232	225,031
Prudential Financial, Inc. 5.625%, 06/15/2043	215	215,210

		440,241

		1,738,514

Industrial – 0.5%
Consumer Cyclical - Entertainment – 0.3%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	934,120

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.20%, 08/08/2024	600	576,210

Consumer Non-Cyclical – 0.1%
Newell Brands, Inc. 4.45%, 04/01/2026	173	171,088
4.875%, 06/01/2025	18	18,208

		189,296

		1,699,626

Total Corporates - Investment Grade (cost $3,733,192)		3,438,140

52 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.9%
Industrial – 0.8%
Banks – 0.0%
UMB Financial Corp. 1.00%, 01/01/2049(k)(l)	$18	$17,556

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	309	245,569
DISH DBS Corp. 5.25%, 12/01/2026(a)	240	220,747
5.75%, 12/01/2028(a)	250	224,240

		690,556

Communications - Telecommunications – 0.0%
ESC GCB In Jacks 5.5 5.50%, 08/01/2023(g)(k)(l)	275	– 0	–

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 4.00%, 08/01/2028(a)	400	360,136
Wild Rivers Water Park 8.50%, 11/01/2051	875	753,716

		1,113,852

Consumer Non-Cyclical – 0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	350	306,009

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(d)(g)	200	66,000

Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	155	153,622
5.75%, 04/20/2029(a)	165	159,190
United Airlines, Inc. 4.375%, 04/15/2026(a)	150	144,540

		457,352

		2,651,325

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(m)	$225	$218,999

Total Corporates - Non-Investment Grade (cost $3,188,912)		2,870,324

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 2.268% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)	134	133,498
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-DNA3, Class M2 2.718% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	28	27,797
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.068% (LIBOR 1 Month + 4.40%), 01/25/2024(c)	88	90,933
Series 2014-C03, Class 2M2 3.568% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	39	39,035
Series 2015-C02, Class 1M2 4.668% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	41	41,901
Series 2016-C01, Class 1M2 7.418% (LIBOR 1 Month + 6.75%), 08/25/2028(c)	118	125,886
Series 2016-C02, Class 1M2 6.668% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	144	152,165
Series 2017-C01, Class 1M2 4.218% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	144	149,165
Series 2017-C04, Class 2M2 3.518% (LIBOR 1 Month + 2.85%), 11/25/2029(c)	218	222,703

Total Collateralized Mortgage Obligations (cost $954,904)		983,083

54 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Agency CMBS – 0.1%
California Housing Finance Agency Series 2021-3, Class A 3.25%, 08/20/2036	$248	$237,831
Series 2021-3, Class X 0.764%, 08/20/2036(n)	994	64,038
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(n)	988	53,539

		355,408

Non-Agency Floating Rate CMBS – 0.2%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.555% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)	250	237,557
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.584% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)	275	270,687

		508,244

Total Commercial Mortgage-Backed Securities (cost $921,926)		863,652

ASSET-BACKED SECURITIES – 0.2%
Autos - Fixed Rate – 0.1%
CPS Auto Receivables Trust Series 2021-B, Class C 1.23%, 03/15/2027(a)	250	241,717

Other ABS - Fixed Rate – 0.1%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	217	213,275
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	198	178,046

		391,321

Total Asset-Backed Securities (cost $665,334)		633,038

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 2.184% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(c) (cost $250,000)	$250	$248,578

	Shares
COMMON STOCKS – 0.0%
Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Emergence SA(g)(k)	2,571	81,308
Intelsat Jackson Holdings S 05(g)(k)(l)	538	– 0	–

Total Common Stocks (cost $219,617)		81,308

SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(o)(p)(q) (cost $10,323,868)	10,323,868	10,323,868

Total Investments – 112.5% (cost $367,458,990)		346,330,827
Other assets less liabilities – (12.5)%		(38,468,312)

Net Assets – 100.0%		$307,862,515

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 36, 5 Year Index, 06/20/2026*	(1.00)%	Quarterly	0.71%	USD	4,500	$(54,935)	$(80,240)	$25,305

*	Termination date

56 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,180	01/15/2025	4.028%	CPI#	Maturity	$54,050	$	– 0	–	$54,050
USD	4,860	01/15/2026	3.765%	CPI#	Maturity	235,721		– 0	–	235,721
USD	3,030	01/15/2027	CPI#	3.323%	Maturity	(201,716)		– 0	–	(201,716)
USD	2,760	01/15/2027	CPI#	3.466%	Maturity	(159,149)		(3,538)		(155,611)
USD	1,340	01/15/2027	CPI#	3.320%	Maturity	(89,457)		– 0	–	(89,457)
USD	1,110	01/15/2028	1.230%	CPI#	Maturity	228,992		– 0	–	228,992
USD	650	01/15/2028	0.735%	CPI#	Maturity	157,688		– 0	–	157,688
USD	4,600	01/15/2029	CPI#	3.390%	Maturity	(225,858)		– 0	–	(225,858)
USD	3,720	01/15/2029	CPI#	3.331%	Maturity	(201,102)		– 0	–	(201,102)
USD	1,680	01/15/2030	1.714%	CPI#	Maturity	318,049		– 0	–	318,049
USD	1,680	01/15/2030	1.731%	CPI#	Maturity	315,345		– 0	–	315,345
USD	1,600	01/15/2030	1.585%	CPI#	Maturity	322,322		– 0	–	322,322
USD	525	01/15/2030	1.572%	CPI#	Maturity	106,400		– 0	–	106,400
USD	525	01/15/2030	1.587%	CPI#	Maturity	105,664		– 0	–	105,664
USD	1,650	01/15/2031	2.782%	CPI#	Maturity	162,417		– 0	–	162,417
USD	1,380	01/15/2031	2.680%	CPI#	Maturity	150,022		– 0	–	150,022
USD	1,100	01/15/2031	2.601%	CPI#	Maturity	128,269		– 0	–	128,269
USD	920	01/15/2031	2.989%	CPI#	Maturity	71,158		– 0	–	71,158
USD	1,990	01/15/2032	CPI#	3.448%	Maturity	(43,272)		– 0	–	(43,272)
USD	1,420	01/15/2032	CPI#	3.064%	Maturity	(94,568)		– 0	–	(94,568)

						$1,340,975		$(3,538)		$1,344,513

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	10,000	01/15/2027	1 Day SOFR	2.711%	Annual	$(2,603)	$	– 0	–	$(2,603)
USD	7,000	01/15/2031	1.252%	3 Month LIBOR	Semi-Annual/ Quarterly	916,669		– 0	–	916,669
USD	5,000	01/15/2031	1.276%	3 Month LIBOR	Semi-Annual/ Quarterly	639,223		– 0	–	639,223
USD	3,500	01/15/2031	1.401%	3 Month LIBOR	Semi-Annual/ Quarterly	416,768		– 0	–	416,768
USD	2,300	01/15/2031	1.269%	3 Month LIBOR	Semi-Annual/ Quarterly	298,064		– 0	–	298,064
USD	1,800	01/15/2031	1.314%	3 Month LIBOR	Semi-Annual/ Quarterly	224,650		– 0	–	224,650
USD	4,000	04/15/2032	2.473%	1 Day SOFR	Annual	73,697		– 0	–	73,697
USD	2,600	04/15/2032	1.280%	1 Day SOFR	Annual	319,896		– 0	–	319,896
USD	2,000	02/15/2037	1 Day SOFR	1.699%	Annual	(236,781)		– 0	–	(236,781)

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PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	1,200	04/01/2039	0.780%	3 Month LIBOR	Semi-Annual/ Quarterly	$355,823	$(43)		$355,866
USD	1,100	04/01/2039	0.932%	3 Month LIBOR	Semi-Annual/ Quarterly	303,537	– 0	–	303,537
USD	1,000	04/01/2039	0.774%	3 Month LIBOR	Semi-Annual/ Quarterly	297,402	– 0	–	297,402
USD	2,300	02/15/2041	1 Day SOFR	1.764%	Annual	(296,186)	– 0	–	(296,186)
USD	1,500	02/15/2041	1 Day SOFR	1.745%	Annual	(197,435)	– 0	–	(197,435)
USD	1,000	02/15/2041	1 Day SOFR	1.657%	Annual	(144,807)	– 0	–	(144,807)
USD	3,150	04/01/2054	1.583%	3 Month LIBOR	Semi-Annual/ Quarterly	772,006	– 0	–	772,006

						$3,739,923	$(43)		$3,739,966

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	483	$(116,720)	$(54,550)	$(62,170)
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	938	(226,641)	(116,361)	(110,280)
Credit Suisse International
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	938	(226,641)	(118,388)	(108,253)
JPMorgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	2,420	(218,553)	37,983	(256,536)

						$(788,555)	$(251,316)	$(537,239)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,000	11/23/2022	SIFMA*	1.510%	Maturity	$(156,347)	$	– 0	–	$(156,347)
Citibank, NA	USD	2,000	01/09/2023	SIFMA*	1.600%	Maturity	(200,137)		– 0	–	(200,137)
Citibank, NA	USD	2,000	04/07/2023	SIFMA*	2.655%	Maturity	(81,962)		– 0	–	(81,962)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	200,659		– 0	–	200,659
Morgan Stanley Capital Services LLC	USD	2,000	12/19/2022	SIFMA*	1.450%	Maturity	(193,668)		– 0	–	(193,668)
Morgan Stanley Capital Services LLC	USD	2,000	02/13/2023	SIFMA*	2.000%	Maturity	(163,740)		– 0	–	(163,740)
Morgan Stanley Capital Services LLC	USD	2,000	03/15/2023	SIFMA*	2.400%	Maturity	(115,236)		– 0	–	(115,236)
Morgan Stanley Capital Services LLC	USD	2,000	03/23/2023	SIFMA*	2.460%	Maturity	(106,330)		– 0	–	(106,330)

							$(816,761)	$	– 0	–	$(816,761)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $32,825,298 or 10.7% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

(d)	Defaulted.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	$173,773	$2	0.00%

(f)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2022 and the aggregate market value of this security amounted to $200,000 or 0.07% of net assets.

(g)	Non-income producing security.

(h)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(i)	Defaulted matured security.

(j)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

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PORTFOLIO OF INVESTMENTS (continued)

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Fair valued by the Adviser.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	IO – Interest Only.

(o)	Affiliated investments.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CIFGNA – CIFG Assurance North America, Inc.

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $357,135,122)	$336,006,959
Affiliated issuers (cost $10,323,868)	10,323,868
Cash	7,298
Cash collateral due from broker	3,034,690
Interest receivable	2,748,412
Receivable for capital stock sold	2,198,813
Receivable for investment securities sold	218,000
Unrealized appreciation on interest rate swaps	200,659
Receivable for variation margin on centrally cleared swaps	51,852
Affiliated dividends receivable	1,021

Total assets	354,791,572

Liabilities
Payable for investment securities purchased	37,304,521
Payable for capital stock redeemed	5,998,717
Payable for floating rate notes issued(a)	1,600,000
Unrealized depreciation on interest rate swaps	1,017,420
Market value on credit default swaps (net premiums received $251,316)	788,555
Advisory fee payable	78,902
Administrative fee payable	13,861
Distribution fee payable	11,544
Transfer Agent fee payable	1,674
Directors’ fees payable	1,660
Dividends payable	340
Accrued expenses	111,863

Total liabilities	46,929,057

Net Assets	$307,862,515

Composition of Net Assets
Capital stock, at par	$29,040
Additional paid-in capital	326,645,265
Accumulated loss	(18,811,790)

Net Assets	$307,862,515

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$26,088,998	2,460,675	$10.60	*

C	$6,646,423	626,973	$10.60

Advisor	$275,127,094	25,951,903	$10.60

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A shares was $10.93 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$2,549,521
Dividends—Affiliated issuers	2,121
Other income	2,550	$2,554,192

Expenses
Advisory fee (see Note B)	552,805
Distribution fee—Class A	35,395
Distribution fee—Class C	38,671
Transfer agency—Class A	4,571
Transfer agency—Class C	1,260
Transfer agency—Advisor Class	34,135
Administrative	79,096
Custody and accounting	41,597
Registration fees	28,890
Audit and tax	27,780
Legal	15,758
Printing	15,451
Directors’ fees	10,275
Miscellaneous	4,813

Total expenses before interest/bank overdraft expense	890,497
Interest/bank overdraft expense	15,749

Total expenses	906,246
Less: expenses waived and reimbursed by the Adviser (see Note B)	(204,778)

Net expenses		701,468

Net investment income		1,852,724

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		183,888
Swaps		(1,343,090)
Net change in unrealized appreciation/depreciation of:
Investments(a)		(24,911,815)
Swaps		2,318,009

Net loss on investment transactions		(23,753,008)

Net Decrease in Net Assets from Operations		$(21,900,284)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $419.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,852,724	$2,474,391
Net realized gain (loss) on investment transactions	(1,159,202)	411,178
Net change in unrealized appreciation/depreciation of investments	(22,593,806)	4,031,055

Net increase (decrease) in net assets from operations	(21,900,284)	6,916,624
Distributions to Shareholders
Class A	(187,879)	(406,926)
Class C	(22,370)	(35,666)
Advisor Class	(1,673,310)	(2,042,255)
Capital Stock Transactions
Net increase	134,334,193	117,513,762

Total increase	110,550,350	121,945,539
Net Assets
Beginning of period	197,312,165	75,366,626

End of period	$307,862,515	$197,312,165

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$234,698,886		$	– 0	–	$234,698,886
Short-Term Municipal Notes		– 0	–	92,189,950			– 0	–	92,189,950
Corporates – Investment Grade		– 0	–	3,438,140			– 0	–	3,438,140
Corporates – Non-Investment Grade		– 0	–	2,852,768			17,556	(a)	2,870,324
Collateralized Mortgage Obligations		– 0	–	983,083			– 0	–	983,083
Commercial Mortgage-Backed Securities		– 0	–	863,652			– 0	–	863,652
Asset-Backed Securities		– 0	–	633,038			– 0	–	633,038
Collateralized Loan Obligations		– 0	–	248,578			– 0	–	248,578
Common Stocks		– 0	–	– 0	–		81,308	(a)	81,308
Short-Term Investments		10,323,868		– 0	–		– 0	–	10,323,868

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1		Level 2			Level 3			Total
Liabilities:
Floating Rate Notes(b)	$(1,600,000)		$	– 0	–	$	– 0	–	$(1,600,000)

Total Investments in Securities	8,723,868			335,908,095			98,864		344,730,827
Other Financial Instruments(c):
Assets:
Centrally Cleared Inflation (CPI) Swaps	– 0	–		2,356,097			– 0	–	2,356,097	(d)
Centrally Cleared Interest Rate Swaps	– 0	–		4,617,735			– 0	–	4,617,735	(d)
Interest Rate Swaps	– 0	–		200,659			– 0	–	200,659
Liabilities:
Centrally Cleared Credit Default Swaps	– 0	–		(54,935)			– 0	–	(54,935	)(d)
Centrally Cleared Inflation (CPI) Swaps	– 0	–		(1,015,122)			– 0	–	(1,015,122	)(d)
Centrally Cleared Interest Rate Swaps	– 0	–		(877,812)			– 0	–	(877,812	)(d)
Credit Default Swaps	– 0	–		(788,555)			– 0	–	(788,555)
Interest Rate Swaps	– 0	–		(1,017,420)			– 0	–	(1,017,420)

Total	$8,723,868			$339,328,742			$98,864		$348,151,474

(a)	The Fund held securities with zero market value at period end.

(b)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended April 30, 2022, such reimbursements/waivers amounted to $158,310. The Expense Caps may not be terminated before January 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $43,893.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,765 for the six months ended April 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $30 from the sale of Class A shares and received $7,489 and $1,417 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until January 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $2,575.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2022 is as follows:

Fund	Market Value 10/31/21 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$107,379	$97,055	$10,324	$2

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $33,067 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$99,347,280		$12,990,070
U.S. government securities	– 0	–	507,213

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,381,876
Gross unrealized depreciation	(25,754,255)

Net unrealized depreciation	$(17,372,379)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the

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referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$25,305	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	6,973,875	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,889,396	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	200,659		Unrealized depreciation on interest rate swaps	1,017,420

Credit contracts				Market value on credit default swaps	788,555

Total		$7,199,839			$3,695,371

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,467,075)	$2,103,379

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	123,985	214,630

Total		$(1,343,090)	$2,318,009

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Interest Rate Swaps:
Average notional amount	$10,060,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$43,592,857
Centrally Cleared Inflation Swaps:
Average notional amount	$34,151,429
Credit Default Swaps:
Average notional amount of sale contracts	$5,133,680
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,285,714

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/ Citigroup Global Markets, Inc.	$200,659	$(200,659)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$200,659	$(200,659)	$	– 0	–	$	– 0	–	$	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/ Citigroup Global Markets, Inc.	$781,807	$(200,659)		$(581,148)	$	– 0	–	$	– 0	–
Credit Suisse International	226,641	– 0	–	(226,641)		– 0	–		– 0	–
JPMorgan Securities, LLC	218,553	– 0	–	(218,553)		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	578,974	– 0	–	(569,000)		– 0	–		9,974

Total	$1,805,975	$(200,659)		$(1,595,342)	$	– 0	–		$9,974	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	940,857	1,412,846	$10,629,188	$16,395,252

Shares issued in reinvestment of dividends	10,865	17,413	121,823	200,359

Shares converted from Class C	4,311	33,047	48,407	379,856

Shares redeemed	(1,037,262)	(442,249)	(11,733,280)	(5,086,693)

Net increase (decrease)	(81,229)	1,021,057	$(933,862)	$11,888,774

Class C
Shares sold	63,368	597,815	$720,763	$6,955,200

Shares issued in reinvestment of dividends	1,689	2,391	18,889	27,536

Shares converted to Class A	(4,313)	(33,047)	(48,407)	(379,856)

Shares redeemed	(121,118)	(45,530)	(1,337,259)	(523,128)

Net increase (decrease)	(60,374)	521,629	$(646,014)	$6,079,752

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	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Advisor Class
Shares sold	18,390,158	11,306,229	$205,669,343	$131,083,859

Shares issued in reinvestment of dividends	89,626	84,583	998,548	975,843

Shares redeemed	(6,370,120)	(2,823,940)	(70,753,822)	(32,514,466)

Net increase	12,109,664	8,566,872	$135,914,069	$99,545,236

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

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economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also

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result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative

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reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$467,928	$526,813

Total taxable distributions	467,928	526,813
Tax-exempt distributions	2,016,919	2,183,135

Total distributions paid	$2,484,847	$2,709,948

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,059
Accumulated capital and other losses	(1,183,654	)(a)
Unrealized appreciation/(depreciation)	6,153,894	(b)

Total accumulated earnings/(deficit)	$4,972,299	(c)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $1,183,654. During the fiscal year, the Fund utilized $595,904 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $1,183,654, which may be carried forward for an indefinite period.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2022, the amount of the Fund’s Floating Rate Notes outstanding was

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NOTES TO FINANCIAL STATEMENTS (continued)

$1,600,000 and the related interest rate was 0.47% to 0.57%. For the six months ended April 30, 2022, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $1,600,000 and 1.08%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.56	$ 10.82	$ 11.09	$ 10.46	$ 10.77	$ 10.87

Income From Investment Operations

Net investment income(a)(b)	.07	.22	.29	.30	.24	.21

Net realized and unrealized gain (loss) on investment transactions	(.95)	.75	(.23)	.65	(.30)	(.10	)(c)

Net increase (decrease) in net asset value from operations	(.88)	.97	.06	.95	(.06)	.11

Less: Dividends

Dividends from net investment income	(.08)	(.23)	(.33)	(.32)	(.25)	(.21)

Net asset value, end of period	$ 10.60	$ 11.56	$ 10.82	$ 11.09	$ 10.46	$ 10.77

Total Return

Total investment return based on net asset value(d)	(7.69)%	9.02%	.63%	9.15%	(.55)%	1.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,089	$29,381	$16,463	$11,932	$5,666	$8,065

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.76%^	.76%	.77%	.76%	.75%	.75%

Expenses, before waivers/reimbursements(e)(f)	.93%^	1.08%	1.26%	1.30%	1.27%	1.40%

Net investment income(b)	1.31%^	1.88%	2.68%	2.78%	2.26%	2.01%

Portfolio turnover rate	7%	30%	63%	52%	68%	34%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77	$ 10.87

Income From Investment Operations

Net investment income(a)(b)	.03	.11	.20	.22	.16	.13

Net realized and unrealized gain (loss) on investment transactions	(.96)	.77	(.21)	.65	(.30)	(.10	)(c)

Net increase (decrease) in net asset value from operations	(.93)	.88	(.01)	.87	(.14)	.03

Less: Dividends

Dividends from net investment income	(.03)	(.15)	(.25)	(.24)	(.17)	(.13)

Net asset value, end of period	$ 10.60	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Total Return

Total investment return based on net asset value(d)	(8.04)%	8.22%	(.03 )%+	8.33%	(1.29)%	.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,646	$7,943	$1,794	$1,596	$769	$1,056

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.51%^	1.51%	1.52%	1.51%	1.50%	1.50%

Expenses, before waivers/reimbursements(e)(f)	1.68%^	1.81%	2.00%	2.06%	2.02%	2.18%

Net investment income(b)	.56%^	.96%	1.91%	2.05%	1.52%	1.25%

Portfolio turnover rate	7%	30%	63%	52%	68%	34%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77	$ 10.87

Income From Investment Operations

Net investment income(a)(b)	.09	.24	.31	.33	.27	.24

Net realized and unrealized gain (loss) on investment transactions	(.96)	.75	(.21)	.64	(.30)	(.10	)(c)

Net increase (decrease) in net asset value from operations	(.87)	.99	.10	.97	(.03)	.14

Less: Dividends

Dividends from net investment income	(.09)	(.26)	(.36)	(.34)	(.28)	(.24)

Net asset value, end of period	$ 10.60	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Total Return

Total investment return based on net asset value(d)	(7.58)%	9.20%	.97%	9.42%	(.30)%	1.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$275,128	$159,988	$57,110	$67,119	$57,432	$59,782

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.51%^	.51%	.52%	.51%	.50%	.50%

Expenses, before waivers/reimbursements(e)(f)	.68%^	.82%	.99%	1.05%	1.02%	1.15%

Net investment income(b)	1.57%^	2.05%	2.87%	3.04%	2.52%	2.26%

Portfolio turnover rate	7%	30%	63%	52%	68%	34%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.91	%^	1.07%	1.23%	1.29%	1.27%	1.40%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.67	%^	1.79%	1.98%	2.04%	2.02%	2.18%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.66	%^	.80%	.96%	1.04%	1.02%	1.15%

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Tax-Aware Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).
The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (formerly AB Tax-Aware Fixed Income Portfolio) (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted

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that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 97

NOTES

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NOTES

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NOTES

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0152-0422

APR    04.30.22

SEMI-ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 8, 2022

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the semi-annual reporting period ended April 30, 2022.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2022 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO[1]

Class A Shares	-10.22%	-8.91%

Class C Shares	-10.66%	-9.70%

Advisor Class Shares[2]	-10.19%	-8.76%

Class R Shares[2]	-10.42%	-9.23%

Class K Shares[2]	-10.30%	-8.99%

Class I Shares[2]	-10.19%	-8.77%

Class Z Shares[2]	-10.09%	-8.67%

Bloomberg US Aggregate Bond Index	-9.47%	-8.51%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2022, by 0.01% and 0.01%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. Yield-curve positioning on the two- to 10-year parts of the curve detracted the most, relative to the benchmark. Sector allocation was a minor detractor from performance. Security selection contributed, mostly from selection within commercial mortgage-backed securities (“CMBS”) and investment-grade corporate bonds that added more than a loss from selection among high-yield corporate bonds. Currency decisions also contributed, as gains in the Swedish krona, Australian dollar, Canadian dollar and offshore Chinese renminbi were greater than a loss in the Russian ruble. Off-benchmark country allocation to Sweden and the eurozone also added to performance.

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Over the 12-month period, yield-curve positioning on the two- to 10-year parts of the curve was the primary detractor from performance. Security selection was the largest contributor to returns, as gains in CMBS and investment-grade corporate bonds exceeded losses from selection within US agency mortgages and high-yield corporate bonds. Sector allocation to off-benchmark sectors, including agency risk-sharing transactions and inflation-linked bonds, along with an underweight to US agency mortgages, added more than an underweight to US Treasuries. Currency decisions in the Swedish krona, Australian dollar, Canadian dollar and offshore Chinese renminbi also added during the period.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps were utilized in the corporate sector for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index swaps were held to gain exposure to rising inflation expectations. During the 12-month period, written swaptions were used for duration management.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2022, fixed-income government bond market yields spiked in most markets, which led bond prices to fall on inflation concerns in all regions. Inflation remained elevated and worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Major central banks started the process of raising interest rates and ending bond purchases. Relative government bond returns were led by global inflation-linked bonds. Global investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, trailed global treasuries by a wide margin, except in the eurozone. High-yield corporate bonds also underperformed treasuries, but by a smaller margin. However, high-yield euro-denominated corporates outperformed eurozone treasuries during the period due to ongoing support from the European Central Bank. Emerging-market bonds underperformed the most as the US dollar advanced against most developed- and emerging-market currencies. Securitized assets also underperformed treasuries, but by a lesser extent than investment-grade corporates, given their lower sensitivity to yield changes. Brent crude oil prices rose sharply from supply concerns and increased demand.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.35%

1 Year	-8.91%	-12.80%

5 Years	0.90%	0.03%

10 Years	1.91%	1.47%

CLASS C SHARES			1.69%

1 Year	-9.70%	-10.59%

5 Years	0.13%	0.13%

10 Years[2]	1.15%	1.15%

ADVISOR CLASS SHARES[3]			2.70%

1 Year	-8.76%	-8.76%

5 Years	1.13%	1.13%

10 Years	2.17%	2.17%

CLASS R SHARES[3]			2.08%

1 Year	-9.23%	-9.23%

5 Years	0.63%	0.63%

10 Years	1.65%	1.65%

CLASS K SHARES[3]			2.37%

1 Year	-8.99%	-8.99%

5 Years	0.88%	0.88%

10 Years	1.91%	1.91%

CLASS I SHARES[3]			2.76%

1 Year	-8.77%	-8.77%

5 Years	1.13%	1.13%

10 Years	2.17%	2.17%

CLASS Z SHARES[3]			2.79%

1 Year	-8.67%	-8.67%

5 Years	1.15%	1.15%

Since Inception[4]	1.92%	1.92%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.74%, 0.74%, 1.37%, 1.06%, 0.68% and 0.64% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.92%

5 Years	0.94%

10 Years	1.94%

CLASS C SHARES

1 Year	-6.58%

5 Years	1.07%

10 Years[1]	1.64%

ADVISOR CLASS SHARES[2]

1 Year	-4.68%

5 Years	2.08%

10 Years	2.65%

CLASS R SHARES[2]

1 Year	-5.16%

5 Years	1.57%

10 Years	2.14%

CLASS K SHARES[2]

1 Year	-4.92%

5 Years	1.83%

10 Years	2.39%

CLASS I SHARES[2]

1 Year	-4.78%

5 Years	2.06%

10 Years	2.64%

CLASS Z SHARES[2]

1 Year	-4.77%

5 Years	2.06%

Since Inception[3]	2.40%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$897.80	$3.62	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class C
Actual	$1,000	$893.40	$7.14	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$898.10	$2.45	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class R
Actual	$1,000	$895.80	$4.79	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class K
Actual	$1,000	$897.00	$3.62	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class I
Actual	$1,000	$898.10	$2.45	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class Z
Actual	$1,000	$899.10	$2.45	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $248.1

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	31.1%

Corporates–Investment Grade	27.6

Collateralized Mortgage Obligations	18.3

Mortgage Pass-Throughs	16.2

Commercial Mortgage-Backed Securities[3]	11.7

Asset-Backed Securities	7.2

Collateralized Loan Obligations	3.7

Corporates–Non-Investment Grade[3]	2.2

Emerging Markets–Corporate Bonds	1.3

Local Governments–US Municipal Bonds	1.0

SECTOR BREAKDOWN (excluding derivatives)4

Corporates–Investment Grade	25.9%

Collateralized Mortgage Obligations	17.2

Mortgage Pass-Throughs	15.2

Governments–Treasuries	12.5

Commercial Mortgage-Backed Securities	8.5

Asset-Backed Securities	6.7

Corporates–Non-Investment Grade	4.1

Collateralized Loan Obligations	3.5

Emerging Markets–Corporate Bonds	1.3

Local Governments–US Municipal Bonds	0.9

Common Stocks	0.4

Emerging Markets–Sovereigns	0.4

Quasi-Sovereigns	0.3

Governments–Sovereign Bonds	0.1

Short-Term	3.0

100.0%

1

All data are as of April 30, 2022. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

All data are as of April 30, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 27.6%
Industrial – 14.3%
Basic – 0.3%
Anglo American Capital PLC 3.875%, 03/16/2029(a)	U.S.$	238	$225,096
Freeport Indonesia PT 4.763%, 04/14/2027(a)		390	387,613
Suzano Austria GmbH 3.75%, 01/15/2031		145	125,824

			738,533

Capital Goods – 0.6%
Flowserve Corp. 2.80%, 01/15/2032		425	350,948
Parker-Hannifin Corp. 3.25%, 06/14/2029		255	238,134
Raytheon Technologies Corp. 4.125%, 11/16/2028		769	769,339

			1,358,421

Communications - Media – 2.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		129	107,018
5.125%, 07/01/2049		198	170,039
Discovery Communications LLC 4.65%, 05/15/2050		56	48,024
5.20%, 09/20/2047		178	164,351
5.30%, 05/15/2049		81	75,929
Fox Corp. 4.709%, 01/25/2029		240	241,250
5.576%, 01/25/2049		407	422,792
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		178	180,173
Magallanes, Inc. 4.279%, 03/15/2032(a)		618	575,315
Netflix, Inc. 5.875%, 11/15/2028		766	788,566
Prosus NV 3.257%, 01/19/2027(a)		219	194,779
3.68%, 01/21/2030(a)		545	460,661
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		533	489,156
2.39%, 06/03/2030(a)		460	387,924
3.24%, 06/03/2050(a)		328	233,454
Weibo Corp. 3.375%, 07/08/2030		1,312	1,080,445

			5,619,876

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
T-Mobile USA, Inc. 2.625%, 02/15/2029	U.S.$	112	$96,898
2.875%, 02/15/2031		353	300,410
3.375%, 04/15/2029(a)		66	59,744

			457,052

Consumer Cyclical - Automotive – 0.9%
General Motors Financial Co., Inc. 4.30%, 07/13/2025		135	135,249
5.25%, 03/01/2026		165	169,417
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		64	59,477
3.35%, 06/08/2025(a)		926	901,433
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,120	1,070,272

			2,335,848

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		797	687,038
MDC Holdings, Inc. 6.00%, 01/15/2043		346	326,499

			1,013,537

Consumer Cyclical - Retailers – 0.8%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		811	768,277
Lowe’s Cos., Inc. 3.65%, 04/05/2029		267	257,719
Ross Stores, Inc. 4.70%, 04/15/2027		893	918,745

			1,944,741

Consumer Non-Cyclical – 1.1%
Altria Group, Inc. 3.40%, 05/06/2030		750	674,587
4.80%, 02/14/2029		209	208,059
Amgen, Inc. 3.35%, 02/22/2032		328	302,688
BAT Capital Corp. 2.259%, 03/25/2028		1,125	963,326
4.906%, 04/02/2030		196	189,505
CVS Health Corp. 4.30%, 03/25/2028		28	28,122
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		520	429,718

			2,796,005

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 3.7%
BP Capital Markets America, Inc. 2.939%, 06/04/2051	U.S.$	1,201	$890,169
Cenovus Energy, Inc. 4.25%, 04/15/2027		42	42,011
4.40%, 04/15/2029		1,193	1,181,332
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		454	375,276
5.75%, 01/15/2031(a)		335	343,650
Devon Energy Corp. 5.60%, 07/15/2041		457	476,518
Enbridge Energy Partners LP 7.375%, 10/15/2045		634	793,533
Energy Transfer LP 6.25%, 04/15/2049		156	158,407
Eni SpA 4.25%, 05/09/2029(a)		850	842,953
Marathon Oil Corp. 6.80%, 03/15/2032		650	727,617
Marathon Petroleum Corp. 5.125%, 12/15/2026		255	265,634
6.50%, 03/01/2041		161	181,618
Oleoducto Central SA 4.00%, 07/14/2027(a)		429	389,398
ONEOK Partners LP 6.125%, 02/01/2041		48	48,721
ONEOK, Inc. 4.35%, 03/15/2029		425	413,334
6.35%, 01/15/2031		217	236,936
Suncor Energy, Inc. 6.80%, 05/15/2038		534	623,952
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		237	190,430
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		527	592,559
6.20%, 10/15/2037		277	311,650

			9,085,698

Other Industrial – 0.3%
Alfa SAB de CV 5.25%, 03/25/2024(a)		530	535,068
CITIC Ltd. 2.85%, 02/25/2030(a)		317	281,826

			816,894

Services – 0.7%
Booking Holdings, Inc. 4.625%, 04/13/2030		925	948,125

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Expedia Group, Inc. 4.625%, 08/01/2027	U.S.$	374	$375,814
6.25%, 05/01/2025(a)		33	34,604
Global Payments, Inc. 3.20%, 08/15/2029		290	263,285
S&P Global, Inc. 4.25%, 05/01/2029(a)		147	147,885
4.75%, 08/01/2028(a)		32	33,152

			1,802,865

Technology – 2.4%
Baidu, Inc. 3.425%, 04/07/2030		202	185,858
Broadcom, Inc. 3.137%, 11/15/2035(a)		124	99,400
3.187%, 11/15/2036(a)		411	325,339
4.00%, 04/15/2029(a)		53	50,586
4.15%, 11/15/2030		240	226,922
4.15%, 04/15/2032(a)		187	173,551
4.926%, 05/15/2037(a)		547	511,292
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		395	380,144
Fiserv, Inc. 3.50%, 07/01/2029		869	812,419
Infor, Inc. 1.75%, 07/15/2025(a)		279	259,690
KLA Corp. 4.10%, 03/15/2029		123	123,422
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)		869	759,480
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		277	289,257
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030(a)		298	270,957
Oracle Corp. 2.875%, 03/25/2031		525	445,300
3.60%, 04/01/2040		278	214,769
3.65%, 03/25/2041		154	119,090
5.375%, 07/15/2040		90	86,275
SK Hynix, Inc. 2.375%, 01/19/2031(a)		280	232,308
TSMC Arizona Corp. 3.875%, 04/22/2027		241	239,928
Workday, Inc. 3.70%, 04/01/2029		77	73,729
3.80%, 04/01/2032		201	190,210

			6,069,926

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	U.S.$	345	$343,643
4.75%, 10/20/2028(a)		401	397,094

			740,737

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		170	173,915

Transportation - Services – 0.2%
ENA Master Trust 4.00%, 05/19/2048(a)		457	423,239

			35,377,287

Financial Institutions – 12.4%
Banking – 8.3%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		200	201,552
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		635	577,175
Banco Santander SA 4.175%, 03/24/2028		400	388,560
Bank of America Corp. 2.299%, 07/21/2032		430	355,490
2.687%, 04/22/2032		626	538,404
4.376%, 04/27/2028		503	502,200
Series DD 6.30%, 03/10/2026(b)		185	189,362
Series Z 6.50%, 10/23/2024(b)		289	296,239
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		166	166,133
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		129	161,449
BNP Paribas SA 2.871%, 04/19/2032(a)		722	612,863
Capital One Financial Corp. 3.273%, 03/01/2030		396	361,409
Citigroup, Inc. 3.98%, 03/20/2030		334	320,603
4.075%, 04/23/2029		494	480,376
5.95%, 01/30/2023(b)		216	216,216
Series W 4.00%, 12/10/2025(b)		329	299,489
Citizens Financial Group, Inc. 4.30%, 12/03/2025		958	962,493

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 3.091%, 05/14/2032(a)	U.S.$	829	$695,556
4.194%, 04/01/2031(a)		396	367,840
Danske Bank A/S 4.298%, 04/01/2028(a)		360	348,710
Deutsche Bank AG/New York NY 2.552%, 01/07/2028		663	590,169
3.961%, 11/26/2025		265	260,606
Discover Bank 4.682%, 08/09/2028		250	252,315
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		205	199,365
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		715	605,383
Series V 4.125%, 11/10/2026(b)		268	240,233
HSBC Holdings PLC 4.292%, 09/12/2026		240	238,644
4.583%, 06/19/2029		224	220,051
4.762%, 03/29/2033		323	306,462
6.375%, 03/30/2025(b)		547	550,397
ING Groep NV 4.017%, 03/28/2028		356	345,729
JPMorgan Chase & Co. 2.58%, 04/22/2032		892	767,646
4.323%, 04/26/2028		252	251,272
Series I 4.709% (LIBOR 3 Month + 3.47%), 07/30/2022(b)(c)		328	324,002
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(b)(c)		161	158,738
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		235	222,188
Morgan Stanley 2.943%, 01/21/2033		134	116,939
4.21%, 04/20/2028		240	238,214
Series G 3.772%, 01/24/2029		515	496,996
Nationwide Building Society 2.972%, 02/16/2028(a)		398	369,543
Santander Holdings USA, Inc. 4.40%, 07/13/2027		315	310,883
Societe Generale SA 2.797%, 01/19/2028(a)		778	702,137

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 2.749% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)	U.S.$	400	$342,824
3.971%, 03/30/2026(a)		268	263,661
6.00%, 07/26/2025(a)(b)		478	476,643
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		692	683,585
UBS AG/Stamford CT 7.625%, 08/17/2022		620	626,888
UBS Group AG 7.00%, 02/19/2025(a)(b)		312	317,925
UniCredit SpA 1.982%, 06/03/2027(a)		421	371,373
3.127%, 06/03/2032(a)		356	294,348
US Bancorp Series J 5.30%, 04/15/2027(b)		380	361,711
Wells Fargo & Co. 3.35%, 03/02/2033		687	624,428
3.584%, 05/22/2028		191	183,373
Series BB 3.90%, 03/15/2026(b)		273	249,533

			20,606,323

Brokerage – 0.6%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		568	573,953
Series I 4.00%, 06/01/2026(b)		469	427,676
Nomura Holdings, Inc. 2.999%, 01/22/2032		630	543,558

			1,545,187

Finance – 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		345	286,816
6.50%, 07/15/2025		179	185,725
Air Lease Corp. 2.10%, 09/01/2028		242	205,211
2.875%, 01/15/2026		72	67,566
3.625%, 04/01/2027		34	32,227
Aircastle Ltd. 2.85%, 01/26/2028(a)		835	730,650
4.125%, 05/01/2024		152	151,123
4.25%, 06/15/2026		53	51,178
5.25%, 08/11/2025(a)		384	383,255

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)	U.S.$	582	$517,492
3.50%, 11/01/2027(a)		136	124,882
4.125%, 08/01/2025(a)		5	4,878
4.375%, 01/30/2024(a)		135	134,451
4.875%, 10/01/2025(a)		153	152,240
5.50%, 12/15/2024(a)		381	387,267
CDBL Funding 1 3.50%, 10/24/2027(a)		580	554,271
Synchrony Financial 2.875%, 10/28/2031		420	342,384

			4,311,616

Insurance – 1.2%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	291,416
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	805,402
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		246	353,401
Prudential Financial, Inc. 5.875%, 09/15/2042		805	808,139
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		400	400,180
Voya Financial, Inc. 5.65%, 05/15/2053		180	179,195

			2,837,733

Other Finance – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		271	264,865

REITs – 0.5%
American Tower Corp. 3.65%, 03/15/2027		262	252,780
4.05%, 03/15/2032		105	98,546
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		397	334,814
Vornado Realty LP 3.40%, 06/01/2031		709	620,219

			1,306,359

			30,872,083

Utility – 0.9%
Electric – 0.8%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		274	243,860
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		679	519,987

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041	U.S.$	306	$257,998
Engie Energia Chile SA 3.40%, 01/28/2030(a)		349	308,712
Entergy Corp. 1.90%, 06/15/2028		785	682,722

			2,013,279

Other Utility – 0.1%
American Water Capital Corp. 3.45%, 06/01/2029		151	144,504

			2,157,783

Total Corporates - Investment Grade (cost $76,062,352)			68,407,153

COLLATERALIZED MORTGAGE OBLIGATIONS – 18.2%
Risk Share Floating Rate – 15.3%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 2.518% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		370	368,571
Series 2018-3A, Class M2 3.418% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(c)		325	321,857
Series 2019-1A, Class M1B 2.418% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		471	471,161
Series 2019-2A, Class M1C 2.668% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)		487	485,615
Series 2019-2A, Class M2 3.768% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)		325	318,996
Series 2019-3A, Class M1B 2.268% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		191	190,572
Series 2019-3A, Class M1C 2.618% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		263	261,503
Series 2019-4A, Class M1B 2.668% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		390	389,944
Series 2019-4A, Class M1C 3.168% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(c)		750	741,577

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-4A, Class M2 3.518% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)	U.S.$	540	$525,248
Series 2021-1A, Class M1C 3.239% (SOFR + 2.95%), 03/25/2031(a)(c)		398	395,932
Series 2022-1, Class M1C 3.989% (SOFR + 3.70%), 01/26/2032(a)(c)		672	652,069
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 3.068% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		46	45,763
Series 2019-R01, Class 2M2 3.118% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)		137	137,743
Series 2019-R02, Class 1M2 2.968% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		33	32,711
Series 2019-R06, Class 2M2 2.768% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		73	73,494
Series 2020-R01, Class 1B1 3.918% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)		500	468,687
Series 2020-SBT1, Class 1M2 4.318% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	990,089
Series 2020-SBT1, Class 2M2 4.318% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		300	295,862
Series 2021-R03, Class 1M2 1.939% (SOFR + 1.65%), 12/25/2041(a)(c)		250	238,831
Series 2022-R01, Class 1B1 3.439% (SOFR + 3.15%), 12/25/2041(a)(c)		625	581,474
Series 2022-R02, Class 2M1 1.489% (SOFR + 1.20%), 01/25/2042(a)(c)		601	594,354
Eagle Re Ltd. Series 2018-1, Class M2 3.668% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	323,778
Series 2019-1, Class M2 3.968% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)		325	325,317
Series 2020-1, Class M1A 1.568% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		950	942,853
Series 2021-2, Class M1B 2.339% (SOFR + 2.05%), 04/25/2034(a)(c)		254	249,614

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-DNA1, Class M2 2.789% (SOFR + 2.50%), 01/25/2042(a)(c)	U.S.$	806	$765,451
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 5.468% (LIBOR 1 Month + 4.80%), 05/25/2028(c)		221	227,835
Series 2016-HQA3, Class M3 4.518% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		826	845,929
Series 2017-DNA2, Class B1 5.818% (LIBOR 1 Month + 5.15%), 10/25/2029(c)		750	802,834
Series 2017-HQA2, Class B1 5.418% (LIBOR 1 Month + 4.75%), 12/25/2029(c)		800	840,938
Series 2017-HQA2, Class M2B 3.318% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		560	570,468
Series 2017-HQA3, Class B1 5.118% (LIBOR 1 Month + 4.45%), 04/25/2030(c)		750	774,363
Series 2018-HQA2, Class B1 4.918% (LIBOR 1 Month + 4.25%), 10/25/2048(a)(c)		1,250	1,271,860
Series 2019-DNA1, Class B2 11.418% (LIBOR 1 Month + 10.75%), 01/25/2049(a)(c)		750	825,647
Series 2019-DNA1, Class M2 3.318% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)		800	806,582
Series 2019-DNA3, Class B1 3.918% (LIBOR 1 Month + 3.25%), 07/25/2049(a)(c)		600	595,348
Series 2019-FTR2, Class B1 3.668% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	717,335
Series 2019-FTR2, Class M2 2.818% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		895	875,529
Series 2019-FTR3, Class B2 5.257% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(d)		700	636,805
Series 2019-HQA2, Class B1 4.768% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(c)		750	758,584

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-HQA3, Class B1 3.668% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(c)	U.S.$	500	$483,112
Series 2019-HQA4, Class B1 3.618% (LIBOR 1 Month + 2.95%), 11/25/2049(a)(c)		750	730,306
Series 2020-DNA5, Class M2 3.089% (SOFR + 2.80%), 1 0/25/2050(a)(c)		339	341,392
Series 2021-DNA3, Class B1 3.789% (SOFR + 3.50%), 10/25/2033(a)(c)		651	614,235
Series 2021-DNA6, Class M2 1.789% (SOFR + 1.50%), 10/25/2041(a)(c)		828	798,210
Series 2021-DNA7, Class M2 2.089% (SOFR + 1.80%), 11/25/2041(a)(c)		806	779,925
Series 2021-HQA4, Class M2 2.639% (SOFR + 2.35%), 12/25/2041(a)(c)		513	483,799
Series 2022-DNA2, Class M2 4.039% (SOFR + 3.75%), 02/25/2042(a)(c)		605	595,877
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 4.668% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		121	122,443
Series 2015-C03, Class 1M2 5.668% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		122	124,204
Series 2015-C04, Class 1M2 6.368% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		335	359,127
Series 2016-C02, Class 1B 12.918% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	169,790
Series 2016-C03, Class 1B 12.418% (LIBOR 1 Month + 11.75%), 10/25/2028(c)		99	111,542
Series 2016-C05, Class 2M2 5.118% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		509	527,725
Series 2016-C06, Class 1B 9.918% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		377	392,876
Series 2016-C06, Class 1M2 4.918% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		206	215,426
Series 2016-C07, Class 2B 10.168% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		378	397,818

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C01, Class 1B1 6.418% (LIBOR 1 Month + 5.75%), 07/25/2029(c)	U.S.$	750	$829,079
Series 2017-C01, Class 1M2 4.218% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		268	277,447
Series 2017-C02, Class 2B1 6.168% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	813,351
Series 2017-C03, Class 1M2 3.668% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		508	521,676
Series 2017-C04, Class 2M2 3.518% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		249	254,518
Series 2017-C06, Class 2B1 5.118% (LIBOR 1 Month + 4.45%), 02/25/2030(c)		750	780,222
Series 2017-C07, Class 1B1 4.668% (LIBOR 1 Month + 4.00%), 05/25/2030(c)		305	310,986
Series 2017-C07, Class 2B1 5.118% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	779,116
Series 2021-R02, Class 2B1 3.589% (SOFR + 3.30%), 11/25/2041(a)(c)		441	410,708
Home Re Ltd. Series 2020-1, Class M1B 3.918% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)		129	129,288
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.918% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(d)		23	22,096
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.568% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(c)		183	182,858
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.448% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		295	292,103
Series 2019-3R, Class A 3.398% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		125	124,691
Series 2020-1R, Class A 3.048% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(d)		206	205,617

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2019-1, Class M1B 2.618% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)	U.S.$	635	$635,335
Series 2019-2, Class M1B 2.418% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		181	180,791
Series 2020-1, Class M1A 1.618% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(c)		809	803,286
Series 2020-1, Class M2A 2.668% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(c)		850	803,624
Traingle Re Ltd. Series 2021-1, Class M1B 3.668% (LIBOR 1 Month + 3.00%), 08/25/2033(a)(c)		23	22,515
Series 2021-3, Class M1B 3.189% (SOFR + 2.90%), 02/25/2034(a)(c)		530	509,632
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.918% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(d)		133	121,614
Series 2015-WF1, Class 2M2 6.168% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(d)		32	29,461

			38,026,944

Non-Agency Fixed Rate – 1.5%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		196	136,896
Series 2006-28CB, Class A14 6.25%, 10/25/2036		149	97,397
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		88	71,196
Bayview MSR Opportunity Master Fund Trust Series 2021-2, Class A2 2.50%, 06/25/2051(a)		234	206,453
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(a)		590	520,902
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		49	28,010

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(a)	U.S.$	523	$461,455
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.249%, 07/25/2036		382	316,921
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(a)		500	438,466
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(a)		734	644,078
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	147,647
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(a)		652	577,613

			3,647,034

Agency Floating Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 5.596% (6.15% – LIBOR 1 Month), 09/15/2047(c)(e)		710	104,682
Series 4981, Class HS 5.432% (6.10% – LIBOR 1 Month), 06/25/2050(c)(e)		2,196	281,764
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.872% (6.54% – LIBOR 1 Month), 12/25/2041(c)(e)		489	81,018
Series 2015-90, Class SL 5.482% (6.15% – LIBOR 1 Month), 12/25/2045(c)(e)		990	153,237
Series 2016-77, Class DS 5.332% (6.00% – LIBOR 1 Month), 10/25/2046(c)(e)		772	111,918
Series 2017-26, Class TS 5.282% (5.95% – LIBOR 1 Month), 04/25/2047(c)(e)		972	150,992
Series 2017-62, Class AS 5.482% (6.15% – LIBOR 1 Month), 08/25/2047(c)(e)		873	138,653

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-81, Class SA 5.532% (6.20% – LIBOR 1 Month), 10/25/2047(c)(e)	U.S.$	1,021	$168,096
Series 2017-97, Class LS 5.532% (6.20% – LIBOR 1 Month), 12/25/2047(c)(e)		985	153,485
Government National Mortgage Association Series 2017-65, Class ST 5.556% (6.15% – LIBOR 1 Month), 04/20/2047(c)(e)		915	141,950

			1,485,795

Agency Fixed Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(f)		1,470	258,817
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.997%, 05/28/2035		62	57,648
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(f)		2,971	540,545
Series 2020-89, Class KI 4.00%, 12/25/2050(f)		3,166	607,113

			1,464,123

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.048% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		459	200,257
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.168% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		92	80,907
Impac Secured Assets Corp. Series 2005-2, Class A2D 1.528% (LIBOR 1 Month + 0.86%), 03/25/2036(c)		161	140,782
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.768% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		107	107,281

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 1.008% (LIBOR 1 Month + 0.34%), 03/25/2037(c)	U.S.$	505	$99,156

			628,383

Total Collateralized Mortgage Obligations (cost $47,914,836)			45,252,279

MORTGAGE PASS-THROUGHS – 16.2%
Agency Fixed Rate 30-Year – 15.3%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		496	485,466
Series 2020 3.50%, 01/01/2050		785	770,476
Federal Home Loan Mortgage Corp. 30 Year Series 2022 2.50%, 04/01/2052		2,360	2,161,397
3.00%, 03/01/2052		1,334	1,262,932
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		87	93,099
Series 2007 5.50%, 07/01/2035		15	15,453
Series 2016 4.00%, 02/01/2046		568	577,610
Series 2017 4.00%, 07/01/2044		392	398,604
Series 2018 4.50%, 03/01/2048-11/01/2048		1,054	1,088,120
5.00%, 11/01/2048		199	208,222
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033-07/01/2033		88	92,900
Series 2004 5.50%, 04/01/2034-01/01/2035		294	313,396
Series 2005 5.50%, 02/01/2035		36	38,051
Series 2007 5.50%, 08/01/2037		177	187,921
Series 2010 4.00%, 12/01/2040		240	243,373
Series 2012 3.50%, 02/01/2042-01/01/2043		2,088	2,079,710
Series 2013 3.50%, 04/01/2043		967	962,173
4.00%, 10/01/2043		584	593,101

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2016 3.50%, 01/01/2047	U.S.$	435		$428,175
Series 2018 4.50%, 09/01/2048		937		967,540
Series 2019 3.50%, 08/01/2049-11/01/2049		1,504		1,471,521
Series 2020 3.50%, 01/01/2050		698		684,014
Series 2021 2.50%, 01/01/2052		690		632,671
Series 2022 2.50%, 03/01/2052		1,509		1,382,733
3.00%, 02/01/2052-03/01/2052		3,988		3,776,576
Federal National Mortgage Association 30 Year Series 2022 2.50%, 04/01/2052		1,556		1,424,347
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-05/20/2046		288		278,398
Uniform Mortgage-Backed Security Series 2022 2.00%, 05/01/2052, TBA		2,067		1,825,258
2.50%, 05/01/2052, TBA		5,906		5,395,615
3.00%, 05/01/2052, TBA		8,696		8,209,718

				38,048,570

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031-01/01/2032		1,492		1,452,353
Series 2017 2.50%, 02/01/2032		696		677,457

				2,129,810

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.25% (LIBOR 12 Month + 2.00%), 01/01/2037(c)		9		8,875

Other Agency Fixed Rate Programs – 0.0%
Federal Home Loan Mortgage Corp. Series 2012 2.50%, 05/01/2022		0	**	78

Total Mortgage Pass-Throughs (cost $41,491,770)				40,187,333

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 13.3%
United States – 13.3%
U.S. Treasury Bonds 1.75%, 08/15/2041	U.S.$	5,767	$4,579,358
2.00%, 11/15/2041-08/15/2051		5,029	4,122,778
2.25%, 02/15/2052		783	675,805
2.375%, 02/15/2042		734	650,278
3.00%, 05/15/2045		80	77,613
3.125%, 08/15/2044(g)		3,034	3,001,211
U.S. Treasury Notes 0.125%, 02/28/2023		6,595	6,494,651
1.25%, 08/15/2031		671	582,230
1.375%, 11/15/2031		4,786	4,185,108
1.875%, 02/28/2027(g)		5,213	4,970,174
1.875%, 02/15/2032		1,855	1,696,531
2.875%, 04/30/2027		1,878	1,863,816

Total Governments - Treasuries (cost $35,598,257)			32,899,553

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1%
Non-Agency Fixed Rate CMBS – 6.3%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		960	859,863
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		860	844,704
CFCRE Commercial Mortgage Trust Series 2016-C4, Class AM 3.691%, 05/10/2058		375	366,050
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		1,305	1,309,642
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		500	500,399
Series 2013-GC17, Class D 5.253%, 11/10/2046(a)		565	518,872
COMM Mortgage Trust Series 2013-LC6, Class B 3.739%, 01/10/2046		1,580	1,577,392
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		77	75,961
Series 2014-LC17, Class B 4.49%, 10/10/2047		800	790,605

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-UBS6, Class AM 4.048%, 12/10/2047	U.S.$	375	$373,443
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.302%, 08/10/2044(a)		252	109,466
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		766	759,900
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(d)(h)		251	234,553
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(h)		558	533,252
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(h)		25	23,491
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(d)		710	670,063
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.531%, 11/15/2047		890	811,384
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.924%, 08/15/2046(a)		12	12,163
Series 2012-C6, Class D 5.35%, 05/15/2045		690	659,778
Series 2012-C6, Class E 5.35%, 05/15/2045(a)		389	300,364
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		77	31,974
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		518	515,068
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class C 4.456%, 12/10/2045(a)		820	808,481
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.761%, 10/15/2049(f)		7,855	432,577
Series 2016-LC25, Class C 4.485%, 12/15/2059		545	516,130
Series 2016-NXS6, Class C 4.54%, 11/15/2049		600	572,242
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		480	480,136

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-C11, Class XA 1.254%, 03/15/2045(a)(f)	U.S.$	5,835	$24,297
Series 2014-C24, Class AS 3.931%, 11/15/2047		945	931,830

			15,644,080

Non-Agency Floating Rate CMBS – 2.8%
AREIT Trust Series 2022-CRE6, Class A 1.525% (SOFR + 1.25%), 11/17/2024(a)(c)		1,055	1,042,830
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.555% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		526	521,343
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.555% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		1,330	1,263,805
BBCMS Mortgage Trust Series 2020-BID, Class A 2.694% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		692	690,891
BFLD Trust Series 2021-FPM, Class A 2.155% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(c)		1,060	1,045,372
BX Commercial Mortgage Trust Series 2019-IMC, Class D 2.454% (LIBOR 1 Month + 1.90%), 04/15/2034(a)(c)		142	137,738
Series 2019-IMC, Class E 2.704% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(c)		566	546,351
CLNY Trust Series 2019-IKPR, Class D 2.579% (LIBOR 1 Month + 2.02%), 11/15/2038(a)(c)		540	525,125
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.289% (SOFR + 2.00%), 01/25/2051(a)(c)		109	106,128
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.755% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(d)		96	88,667
Series 2019-BPR, Class C 3.604% (LIBOR 1 Month + 3.05%), 05/15/2036(a)(c)		520	497,556

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 2.054% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)	U.S.$	379	$376,170

			6,841,976

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(f)		647	7

Total Commercial Mortgage-Backed Securities (cost $23,477,898)			22,486,063

ASSET-BACKED SECURITIES – 7.2%
Other ABS - Fixed Rate – 3.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)(h)		741	643,192
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		211	206,877
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		196	190,434
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		611	604,196
Atalaya Equipment Leasing Trust Series 2021-1A, Class A1 0.326%, 11/15/2022(a)		82	82,278
Series 2021-1A, Class C 2.69%, 06/15/2028(a)		600	571,187
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		140	131,235
College Ave Student Loans Series 2021-C, Class C 3.06%, 07/26/2055(a)		213	195,459
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(a)		499	497,359
Dext ABS Series 2021-1, Class C 2.29%, 09/15/2028(a)		519	469,710
Series 2021-1, Class D 2.81%, 03/15/2029(a)		260	233,622
Diamond Issuer Series 2021-1A, Class B 2.701%, 11/20/2051(a)		566	514,622

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	U.S.$	412	$370,336
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)(h)		282	255,179
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		329	332,310
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		988	936,318
MVW LLC Series 2021-2A, Class C 2.23%, 05/20/2039(a)		844	783,307
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		301	275,427
Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		367	332,763
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		220	189,713
SEB Funding LLC Series 2021-1A, Class A2 4.969%, 01/30/2052(a)		692	652,431
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		83	82,292
Series 2021-3, Class B 1.66%, 07/20/2031(a)		480	450,135

			9,000,382

Autos - Fixed Rate – 3.2%
ACMAT Series 2022-1A, Class A 3.23%, 04/20/2029(a)		764	764,024
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(a)		695	697,199
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		755	758,239
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		313	301,705
Series 2021-N4, Class D 2.30%, 09/11/2028		266	251,643

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)	U.S.$	470	$438,790
Exeter Automobile Receivables Trust Series 2017-3A, Class C 3.68%, 07/17/2023(a)		52	51,691
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		262	253,363
First Investors Auto Owner Trust Series 2018-1A, Class E 5.35%, 07/15/2024(a)		1,000	1,010,045
Flagship Credit Auto Trust Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	934,184
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	955,543
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	497,109
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		450	421,348
Octane Receivables Trust Series 2021-2A, Class C 2.53%, 05/21/2029(a)		541	500,455

			7,835,338

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(a)		397	391,134
Series 2022-1, Class A 4.63%, 07/15/2025(a)		565	557,711

			948,845

Total Asset-Backed Securities (cost $18,725,887)			17,784,565

CORPORATES - NON-INVESTMENT GRADE – 4.3%
Industrial – 3.0%
Basic – 0.3%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	313	303,259
Sealed Air Corp. 4.00%, 12/01/2027(a)	U.S.$	379	356,745

			660,004

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)	U.S.$	485	$425,689
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	181	177,360

			603,049

Communications - Media – 0.6%
Altice Financing SA 3.00%, 01/15/2028(a)		181	161,172
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)	U.S.$	619	514,661
4.75%, 02/01/2032(a)		146	126,416
DISH DBS Corp. 5.75%, 12/01/2028(a)		322	288,821
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	181	188,525
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		181	162,661

			1,442,256

Communications - Telecommunications – 0.3%
Altice France SA/France 3.375%, 01/15/2028(a)		181	162,657
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		181	174,792
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)	U.S.$	401	317,440

			654,889

Consumer Cyclical - Automotive – 0.3%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(a)	EUR	181	179,619
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)		130	131,049
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	U.S.$	397	385,963
ZF Finance GmbH 3.75%, 09/21/2028(a)	EUR	200	187,781

			884,412

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	712	641,042

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Caribbean Cruises Ltd. 11.50%, 06/01/2025(a)	U.S.$	391	$425,181

			1,066,223

Consumer Cyclical - Other – 0.1%
NH Hotel Group SA 4.00%, 07/02/2026(a)	EUR	181	183,698

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)	U.S.$	685	605,177

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		382	332,428

Consumer Non-Cyclical – 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		373	313,988
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	100	92,264
Nobel Bidco BV 3.125%, 06/15/2028(a)		181	158,905
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		100	94,945

			660,102

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	211	202,768

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)	EUR	181	176,713

Transportation - Airlines – 0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(a)		100	97,692

			7,569,411

Financial Institutions – 1.2%
Banking – 1.0%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)	U.S.$	1,020	1,010,126
Discover Financial Services Series D 6.125%, 06/23/2025(b)		1,087	1,108,479

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)	U.S.$	288	$283,084

			2,401,689

Finance – 0.2%
SLM Corp. 4.20%, 10/29/2025		533	520,901

			2,922,590

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)		218	212,186

Total Corporates - Non-Investment Grade (cost $11,800,157)			10,704,187

COLLATERALIZED LOAN OBLIGATIONS – 3.7%
CLO - Floating Rate – 3.7%
AGL CLO 12 Ltd. Series 2021-12A, Class D 3.913% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(c)		500	483,075
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 4.113% (LIBOR 1 Month + 3.05%), 07/20/2034(a)(c)		709	679,492
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 3.963% (LIBOR 3 Month + 2.90%), 07/20/2034(a)(c)		400	383,852
Elevation CLO Ltd. Series 2020-11A, Class D1 4.894% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		1,000	981,895
Elmwood CLO IX Ltd. Series 2021-2A, Class D 4.013% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(c)		700	678,355
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 3.944% (LIBOR 1 Month + 2.90%), 07/19/2034(a)(c)		700	676,658
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 2.133% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(c)		581	573,066

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 3.844% (LIBOR 3 Month + 2.80%), 07/16/2035(a)(c)	U.S.$	698	$671,041
OCP CLO Ltd. Series 2020-18A, Class AR 2.153% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(c)		761	749,590
Peace Park CLO Ltd. Series 2021-1A, Class D 4.013% (LIBOR 3 Month + 2.95%), 10/20/2034(a)(c)		300	290,608
Pikes Peak CLO 8 Series 2021-8A, Class A 2.233% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(c)		675	666,872
Regatta XX Funding Ltd. Series 2021-2A, Class A 2.204% (LIBOR 3 Month + 1.16%), 10/15/2034(a)(c)		1,019	1,003,922
Rockford Tower CLO Ltd. Series 2021-1A, Class D 4.063% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(c)		711	693,089
Series 2021-2A, Class A1 2.223% (LIBOR 3 Month + 1.16%), 07/20/2034(a)(c)		504	496,654
Voya CLO Ltd. Series 2019-1A, Class DR 3.894% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		210	200,325

Total Collateralized Loan Obligations (cost $9,468,048)			9,228,494

EMERGING MARKETS - CORPORATE BONDS – 1.3%
Industrial – 1.3%
Basic – 0.4%
Stillwater Mining Co. 4.00%, 11/16/2026(a)		446	406,975
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		377	393,329
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		160	143,280

			943,584

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Cemex SAB de CV 3.875%, 07/11/2031(a)	U.S.$	572	$486,200
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	522,788
6.95%, 01/17/2028(a)		219	219,339
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		477	2,386

			1,230,713

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	360,523

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	265,237

Consumer Non-Cyclical – 0.1%
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		283	252,889
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(h)(i)(j)(k)		660	66

			252,955

Services – 0.1%
MercadoLibre, Inc. 2.375%, 01/14/2026		200	179,787

			3,232,799

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(d)		60	59,017

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(l)		190	6,616
7.125%, 12/26/2046(a)(l)		235	8,094

			14,710

Total Emerging Markets - Corporate Bonds (cost $4,497,590)			3,306,526

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 1.0%
United States – 1.0%
State of California Series 2010 7.625%, 03/01/2040		970	1,337,800

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	U.S.$	432	$430,587
University of California Series 2021-B 3.071%, 05/15/2051		730	581,228

Total Local Governments - US Municipal Bonds (cost $2,514,193)			2,349,615

		Shares
COMMON STOCKS – 0.4%
Financials – 0.4%
Insurance – 0.4%
Mt Logan Re Ltd.(h)(k)		150	131,075
Mt Logan Re Ltd. (Preference Shares)(h)(i)(k)(m)		944	851,291

Total Common Stocks (cost $945,040)			982,366

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.4%
Dominican Republic – 0.3%
Dominican Republic International Bond 4.875%, 09/23/2032(a)	U.S.$	763	640,586

Egypt – 0.1%
Egypt Government International Bond 5.875%, 02/16/2031(a)		412	301,275

Total Emerging Markets - Sovereigns (cost $1,162,994)			941,861

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		653	521,502
4.688%, 05/15/2029(a)		295	271,271

Total Quasi-Sovereigns (cost $947,942)			792,773

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $373,846)	U.S.$	375	$293,391

SHORT-TERM INVESTMENTS – 3.2%
Governments - Treasuries – 1.8%
Japan – 1.8%
Japan Treasury Discount Bill Series 1062 Zero Coupon, 06/06/2022 (cost $4,899,184)	JPY	591,600	4,559,297

		Shares
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.22%(n)(o)(p) (cost $3,543,007)		3,543,007	3,543,007

Total Short-Term Investments (cost $8,442,191)			8,102,304

Total Investments – 106.3% (cost $283,423,001)			263,718,463
Other assets less liabilities – (6.3)%			(15,668,056)

Net Assets – 100.0%			$248,050,407

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	9	June 2022	$1,161,000	$(2,262)
U.S. T-Note 2 Yr (CBT) Futures	82	June 2022	17,286,625	(56,609)
U.S. T-Note 5 Yr (CBT) Futures	140	June 2022	15,774,062	(206,062)
U.S. Ultra Bond (CBT) Futures	107	June 2022	17,166,813	(2,242,330)

				$(2,507,263)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	CNH	628	USD	95	05/18/2022	$675
Goldman Sachs Bank USA	MYR	4,032	USD	950	06/16/2022	21,700
Goldman Sachs Bank USA	JPY	591,702	USD	4,665	07/15/2022	92,946
HSBC Bank USA	CNH	32,460	USD	5,005	05/18/2022	123,988
Morgan Stanley Capital Services, Inc.	EUR	2,983	USD	3,414	05/12/2022	266,213
Morgan Stanley Capital Services, Inc.	AUD	3,552	USD	2,546	07/21/2022	32,708
State Street Bank & Trust Co.	USD	451	EUR	413	05/12/2022	(14,311)
State Street Bank & Trust Co.	SEK	2,757	USD	290	06/17/2022	9,249
State Street Bank & Trust Co.	USD	292	SEK	2,753	06/17/2022	(11,641)
UBS AG	CAD	3,359	USD	2,686	07/21/2022	72,152

						$593,679

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	4.63%	USD	5,270	$(109,736)	$(247,316)	$137,580

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	2,000	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	$157,464	$	– 0	–	$157,464

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	5	$(1,133)	$(715)	$(418)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,133)	(571)	(562)

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	10	$(2,493)	$(1,325)	$(1,168)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(2,946)	(1,391)	(1,555)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(3,173)	(1,264)	(1,909)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,306)	(2,139)	(2,167)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(5,213)	(2,675)	(2,538)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(5,213)	(2,590)	(2,623)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(5,666)	(2,942)	(2,724)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(7,706)	(4,497)	(3,209)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(7,252)	(3,603)	(3,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(7,252)	(3,251)	(4,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(10,199)	(4,816)	(5,383)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	43	(10,426)	(4,674)	(5,752)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	145	(35,130)	(9,511)	(25,619)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	273	(65,953)	(38,312)	(27,641)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,766	(426,496)	(68,280)	(358,216)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	748	(67,553)	(13,838)	(53,715)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(906)	(406)	(500)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	49	(11,786)	(5,410)	(6,376)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	43	$(10,425)	$(2,343)	$(8,082)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	170	(41,022)	(18,366)	(22,656)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	302	(72,979)	(36,009)	(36,970)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	699	(168,847)	(46,337)	(122,510)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,533)	(2,696)	(1,837)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24	(5,893)	(2,068)	(3,825)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	49	(11,785)	(4,558)	(7,227)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	49	(11,785)	(4,212)	(7,573)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	84	(20,398)	(10,243)	(10,155)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	98	(23,571)	(9,964)	(13,607)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	210	(50,767)	(32,491)	(18,276)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	294	(70,939)	(46,054)	(24,885)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	244	(58,927)	(31,403)	(27,524)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	206	(49,634)	(12,884)	(36,750)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	292	(70,485)	(23,849)	(46,636)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	334	(80,684)	(33,660)	(47,024)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	713	(172,248)	(53,695)	(118,553)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,799)	(2,597)	(4,202)

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	30	$(7,252)	$(2,771)	$(4,481)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	57	(13,825)	(6,908)	(6,917)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	122	(29,463)	(14,273)	(15,190)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	123	(29,690)	(11,311)	(18,379)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	351	(84,763)	(40,704)	(44,059)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	751	(181,313)	(104,924)	(76,389)

						$(1,959,962)	$(726,530)	$(1,233,432)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Index	1 Day SOFR	Maturity	USD	12,662	06/20/2022	$442,781

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2022, the aggregate market value of these securities amounted to $105,318,333 or 42.5% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2022.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.05% of net assets as of April 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 5.257%, 09/25/2047	01/07/2020	$732,355	$636,805	0.26%
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	249,230	234,553	0.09%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	573,169	533,252	0.22%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	25,598	23,491	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	757,576	670,063	0.27%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.918%, 11/25/2024	11/06/2015	22,435	22,096	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.755%, 11/15/2026	11/16/2015	96,100	88,667	0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.048%, 02/27/2023	02/11/2020	206,460	205,617	0.08%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	60,000	59,017	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	66	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.918%, 11/25/2025	09/28/2015	136,030	121,614	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.168%, 11/25/2025	09/28/2015	32,009	29,461	0.01%

(e)	Inverse interest only security.

(f)	IO – Interest Only.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(i)	Fair valued by the Adviser.

(j)	Defaulted matured security.

(k)	Non-income producing security.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2022.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	01/02/2014	$945,040	$851,291	0.34%

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

JPY – Japanese Yen

MYR – Malaysian Ringgit

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $279,879,994)	$260,175,456
Affiliated issuers (cost $3,543,007)	3,543,007
Cash	4,334
Cash collateral due from broker	1,607,120
Foreign currencies, at value (cost $985,030)	948,184
Receivable for investment securities sold	5,896,622
Interest receivable	1,367,659
Unrealized appreciation on forward currency exchange contracts	619,631
Unrealized appreciation on total return swaps	442,781
Receivable for capital stock sold	77,362
Receivable for variation margin on centrally cleared swaps	49,857
Affiliated dividends receivable	277

Total assets	274,732,290

Liabilities
Payable for investment securities purchased	23,210,857
Market value on credit default swaps (net premiums received $726,530)	1,959,962
Payable for capital stock redeemed	465,798
Cash collateral due to broker	320,000
Payable for variation margin on futures	173,567
Dividends payable	109,369
Distribution fee payable	41,480
Advisory fee payable	32,399
Transfer Agent fee payable	30,377
Administrative fee payable	28,904
Unrealized depreciation on forward currency exchange contracts	25,952
Foreign capital gains tax payable	25,257
Directors’ fees payable	2,188
Accrued expenses	255,773

Total liabilities	26,681,883

Net Assets	$248,050,407

Composition of Net Assets
Capital stock, at par	$24,862
Additional paid-in capital	280,067,892
Accumulated loss	(32,042,347)

Net Assets	$248,050,407

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$171,969,732	17,238,307	$9.98	*

C	$3,977,938	399,682	$9.95

Advisor	$64,948,623	6,507,490	$9.98

R	$499,303	50,065	$9.97

K	$2,567,400	257,180	$9.98

I	$1,283,052	128,447	$9.99

Z	$2,804,359	280,530	$10.00

*	The maximum offering price per share for Class A shares was $10.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (unaudited)

Investment Income
Interest	$4,167,493
Dividends—Affiliated issuers	850
Other income	179	$4,168,522

Expenses
Advisory fee (see Note B)	667,375
Distribution fee—Class A	238,449
Distribution fee—Class C	25,205
Distribution fee—Class R	1,505
Distribution fee—Class K	4,854
Transfer agency—Class A	127,906
Transfer agency—Class C	3,496
Transfer agency—Advisor Class	61,179
Transfer agency—Class R	783
Transfer agency—Class K	3,883
Transfer agency—Class I	593
Transfer agency—Class Z	493
Custody and accounting	83,867
Registration fees	52,965
Audit and tax	50,237
Administrative	46,944
Printing	30,446
Legal	16,132
Directors’ fees	11,143
Miscellaneous	14,712

Total expenses	1,442,167
Less: expenses waived and reimbursed by the Adviser (see Note B)	(397,518)

Net expenses		1,044,649

Net investment income		3,123,873

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(3,523,003)
Forward currency exchange contracts		(119,484)
Futures		(8,110,618)
Swaps		(532,489)
Foreign currency transactions		355,999
Net change in unrealized appreciation/depreciation of:
Investments(b)		(23,114,523)
Forward currency exchange contracts		1,082,115
Futures		(2,073,840)
Swaps		2,296,109
Foreign currency denominated assets and liabilities		(21,825)

Net loss on investment and foreign currency transactions		(33,761,559)

Net Decrease in Net Assets from Operations		$(30,637,686)

(a)	Net of foreign realized capital gains taxes of $7,842.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $4,925.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,123,873	$8,338,453
Net realized gain (loss) on investment and foreign currency transactions	(11,929,595)	679,101
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,831,964)	(4,297,312)

Net increase (decrease) in net assets from operations	(30,637,686)	4,720,242
Distributions to Shareholders
Class A	(2,309,641)	(8,026,732)
Class C	(42,513)	(258,221)
Advisor Class	(1,225,148)	(4,899,949)
Class R	(6,637)	(46,797)
Class K	(48,705)	(237,994)
Class I	(19,284)	(92,889)
Class Z	(44,112)	(208,684)
Capital Stock Transactions
Net decrease	(40,787,221)	(41,446,404)

Total decrease	(75,120,947)	(50,497,428)
Net Assets
Beginning of period	323,171,354	373,668,782

End of period	$248,050,407	$323,171,354

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$68,407,153		$	– 0	–	$68,407,153
Collateralized Mortgage Obligations		– 0	–	45,252,279			– 0	–	45,252,279
Mortgage Pass-Throughs		– 0	–	40,187,333			– 0	–	40,187,333
Governments – Treasuries		– 0	–	32,899,553			– 0	–	32,899,553
Commercial Mortgage-Backed Securities		– 0	–	21,694,767			791,296		22,486,063
Asset-Backed Securities		– 0	–	17,784,565			– 0	–	17,784,565
Corporates – Non-Investment Grade		– 0	–	10,704,187			– 0	–	10,704,187
Collateralized Loan Obligations		– 0	–	9,228,494			– 0	–	9,228,494
Emerging Markets – Corporate Bonds		– 0	–	3,306,460			66		3,306,526
Local Governments – US Municipal Bonds		– 0	–	2,349,615			– 0	–	2,349,615
Common Stocks		– 0	–	– 0	–		982,366		982,366
Emerging Markets – Sovereigns		– 0	–	941,861			– 0	–	941,861
Quasi-Sovereigns		– 0	–	792,773			– 0	–	792,773
Governments – Sovereign Bonds		– 0	–	293,391			– 0	–	293,391
Short-Term Investments:
Governments – Treasuries		– 0	–	4,559,297			– 0	–	4,559,297
Investment Companies		3,543,007		– 0	–		– 0	–	3,543,007

Total Investments in Securities		3,543,007		258,401,728			1,773,728		263,718,463
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	619,631			– 0	–	619,631
Centrally Cleared Interest Rate Swaps		– 0	–	157,464			– 0	–	157,464	(b)
Total Return Swaps		– 0	–	442,781			– 0	–	442,781
Liabilities:
Futures		(2,507,263)		– 0	–		– 0	–	(2,507,263	)(b)
Forward Currency Exchange Contracts		– 0	–	(25,952)			– 0	–	(25,952)
Centrally Cleared Credit Default Swaps		– 0	–	(109,736)			– 0	–	(109,736	)(b)
Credit Default Swaps		– 0	–	(1,959,962)			– 0	–	(1,959,962)

Total		$1,035,744		$257,525,954			$1,773,728		$260,335,426

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as

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NOTES TO FINANCIAL STATEMENTS (continued)

adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (which excludes acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2023 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2022, such reimbursements/waivers amounted to $396,233.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2022, the reimbursement for such services amounted to $46,944.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $76,355 for the six months ended April 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,465 from the sale of Class A shares and received $130 and $176 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2022, such waiver amounted to $1,285.

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,229	$73,677	$75,363	$3,543	$1

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,211,289, $148,832 and $67,766 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$32,102,544	$68,616,457
U.S. government securities	176,667,912	171,133,732

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,032,970
Gross unrealized depreciation	(24,146,699)

Net unrealized depreciation	$(22,113,729)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2022, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and

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the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to

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which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the six months ended April 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$2,507,263	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$137,580	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	157,464	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	619,631		Unrealized depreciation on forward currency exchange contracts	25,952

Credit contracts				Market value on credit default swaps	1,959,962

Credit contracts	Unrealized appreciation on total return swaps	442,781

Total		$1,357,456			$4,493,177

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(8,110,618)	$(2,073,840)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(119,484)	$1,082,115

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(278,885)	459,598

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(253,604)	1,836,511

Total		$(8,762,591)	$1,304,384

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2022:

Futures:
Average notional amount of buy contracts	$110,754,593
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,925,611
Average principal amount of sale contracts	$22,001,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,423,927
Centrally Cleared Inflation Swaps:
Average notional amount	$7,166,667	(a)
Credit Default Swaps:
Average notional amount of buy contracts	$8,228,000	(b)
Average notional amount of sale contracts	$9,038,039
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,900,000	(c)
Average notional amount of sale contracts	$2,790,480	(a)
Total Return Swaps:
Average notional amount	$13,100,000

(a)	Positions were open for two months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for three months during the period.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs Bank USA/Goldman Sachs International	$115,321	$(115,321)		$	– 0	–	$	– 0	–	$	– 0	–
HSBC Bank USA	123,988	– 0	–		– 0	–		– 0	–		123,988
Morgan Stanley Capital Services LLC/ Morgan Stanley Capital Services, Inc./ Morgan Stanley & Co. International PLC	741,702	(181,313)			(320,000)			– 0	–		240,389
State Street Bank & Trust Co.	9,249	(9,249)			– 0	–		– 0	–		– 0	–
UBS AG	72,152	– 0	–		– 0	–		– 0	–		72,152

Total	$1,062,412	$(305,883)			$(320,000)		$	– 0	–		$436,529	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$74,111	$	– 0	–	$	– 0	–	$	– 0	–	$74,111
Credit Suisse International	527,579		– 0	–		– 0	–		(527,579)		– 0	–
Deutsche Bank AG	373,518		– 0	–		(160,000)			(213,518)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	631,649		(115,321)			– 0	–		(516,328)		– 0	–
JPMorgan Securities, LLC	171,792		– 0	–		– 0	–		(171,792)		– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley Capital Services, Inc./ Morgan Stanley & Co. International PLC	181,313		(181,313)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	25,952		(9,249)			– 0	–		– 0	–	16,703

Total	$1,985,914		$(305,883)			$(160,000)			$(1,429,217)		$90,814	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2022, the Fund earned drop income of $151,555 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class A
Shares sold	295,981	739,035	$3,201,770	$8,403,048

Shares issued in reinvestment of dividends and distributions	166,331	554,374	1,795,510	6,322,222

Shares converted from Class C	20,929	217,654	226,189	2,459,656

Shares redeemed	(1,304,481)	(2,926,511)	(14,058,664)	(33,270,087)

Net decrease	(821,240)	(1,415,448)	$(8,835,195)	$(16,085,161)

Class C
Shares sold	30,489	60,727	$339,980	$693,436

Shares issued in reinvestment of dividends and distributions	2,742	17,026	29,698	194,209

Shares converted to Class A	(20,977)	(218,074)	(226,189)	(2,459,656)

Shares redeemed	(118,773)	(234,007)	(1,285,206)	(2,658,869)

Net decrease	(106,519)	(374,328)	$(1,141,717)	$(4,230,880)

Advisor Class
Shares sold	795,415	3,650,665	$8,695,593	$41,660,646

Shares issued in reinvestment of dividends and distributions	62,009	193,069	670,361	2,202,877

Shares redeemed	(3,485,771)	(5,296,425)	(36,817,985)	(59,900,768)

Net decrease	(2,628,347)	(1,452,691)	$(27,452,031)	$(16,037,245)

Class R
Shares sold	3,873	66,576	$41,890	$762,932

Shares issued in reinvestment of dividends and distributions	608	4,045	6,596	46,179

Shares redeemed	(20,770)	(160,662)	(230,701)	(1,835,776)

Net decrease	(16,289)	(90,041)	$(182,215)	$(1,026,665)

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	Shares		Amount
	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021	Six Months Ended April 30, 2022 (unaudited)	Year Ended October 31, 2021

Class K
Shares sold	26,281	107,358	$290,389	$1,232,269

Shares issued in reinvestment of dividends and distributions	4,378	20,756	47,775	236,904

Shares redeemed	(282,918)	(188,986)	(3,138,875)	(2,142,508)

Net decrease	(252,259)	(60,872)	$(2,800,711)	$(673,335)

Class I
Shares sold	61,454	32,838	$666,052	$375,668

Shares issued in reinvestment of dividends and distributions	1,769	7,551	19,127	86,280

Shares redeemed	(96,173)	(116,547)	(1,059,060)	(1,333,364)

Net decrease	(32,950)	(76,158)	$(373,881)	$(871,416)

Class Z
Shares sold	90,459	293,258	$1,014,072	$3,349,932

Shares issued in reinvestment of dividends and distributions	3,965	18,055	42,938	206,201

Shares redeemed	(97,162)	(532,260)	(1,058,481)	(6,077,835)

Net decrease	(2,738)	(220,947)	$(1,471)	$(2,521,702)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high

78 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$7,517,670	$10,898,767
Net long-term capital gains	6,253,596	109,442

Total taxable distributions paid	$13,771,266	$11,008,209

80 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$504,410
Other losses	(13,606	)(a)
Unrealized appreciation/(depreciation)	2,350,610	(b)

Total accumulated earnings/(deficit)	$2,841,414	(c)

(a)	As of October 31, 2021, the cumulative deferred loss on straddles was $13,606.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.25		$ 11.53		$ 11.35		$ 10.65		$ 11.11		$ 11.23

Income From Investment Operations

Net investment income(a)(b)	.11		.25		.29		.33		.25		.24 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)		(.11)		.22		.74		(.44)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.14)		.14		.51		1.07		(.19)		.18

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.28)		(.33)		(.37)		(.27)		(.23)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.13)		(.42)		(.33)		(.37)		(.27)		(.30)

Net asset value, end of period	$ 9.98		$ 11.25		$ 11.53		$ 11.35		$ 10.65		$ 11.11

Total Return

Total investment return based on net asset value(d)	(10.22)%		1.22%		4.60%		10.23%		(1.75)%		1.68%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$171,970		$203,168		$224,484		$221,033		$216,950		$240,386

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.77%		.77%		.79%

Expenses, before waivers/reimbursements	1.04	%^	.99%		.99%		1.04%		1.01%		1.03%

Net investment income(b)	2.04	%^	2.23%		2.58%		2.98%		2.29%		2.16%†

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.23		$ 11.50		$ 11.32		$ 10.63		$ 11.08		$ 11.21

Income From Investment Operations

Net investment income(a)(b)	.07		.17		.21		.25		.17		.15 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.26)		(.11)		.22		.73		(.43)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.19)		.06		.43		.98		(.26)		.09

Less: Dividends and Distributions

Dividends from net investment income	(.07)		(.19)		(.25)		(.29)		(.19)		(.16)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.09)		(.33)		(.25)		(.29)		(.19)		(.22)

Net asset value, end of period	$ 9.95		$ 11.23		$ 11.50		$ 11.32		$ 10.63		$ 11.08

Total Return

Total investment return based on net asset value(d)	(10.66)%		.55%		3.83%		9.33%		(2.40)%		.83%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,978		$5,682		$10,128		$10,564		$11,334		$15,676

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%		1.52%		1.52%		1.52%		1.55%

Expenses, before waivers/reimbursements	1.80	%^	1.74%		1.75%		1.79%		1.76%		1.78%

Net investment income(b)	1.28	%^	1.51%		1.84%		2.24%		1.54%		1.388%†

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.26		$ 11.53		$ 11.35		$ 10.65		$ 11.11		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.12		.28		.32		.35		.28		.27 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)		(.10)		.22		.75		(.44)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.13)		.18		.54		1.10		(.16)		.20

Less: Dividends and Distributions

Dividends from net investment income	(.13)		(.31)		(.36)		(.40)		(.30)		(.25)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.15)		(.45)		(.36)		(.40)		(.30)		(.33)

Net asset value, end of period	$ 9.98		$ 11.26		$ 11.53		$ 11.35		$ 10.65		$ 11.11

Total Return

Total investment return based on net asset value(d)	(10.19)%		1.56%		4.86%		10.50%		(1.50)%		1.84%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,949		$102,827		$122,108		$104,850		$76,406		$67,357

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.52%		.54%

Expenses, before waivers/reimbursements	.79	%^	.74%		.74%		.79%		.76%		.78%

Net investment income(b)	2.29	%^	2.47%		2.82%		3.21%		2.55%		2.41%†

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.25		$ 11.52		$ 11.34		$ 10.65		$ 11.10		$ 11.23

Income From Investment Operations

Net investment income(a)(b)	.10		.23		.26		.30		.23		.21 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.26)		(.11)		.22		.74		(.44)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.16)		.12		.48		1.04		(.21)		.15

Less: Dividends and Distributions

Dividends from net investment income	(.10)		(.25)		(.30)		(.35)		(.24)		(.21)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.12)		(.39)		(.30)		(.35)		(.24)		(.28)

Net asset value, end of period	$ 9.97		$ 11.25		$ 11.52		$ 11.34		$ 10.65		$ 11.10

Total Return

Total investment return based on net asset value(d)	(10.42)%		1.04%		4.33%		9.86%		(1.90)%		1.34%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$499		$746		$1,802		$3,298		$2,814		$2,699

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02	%^	1.02%		1.02%		1.02%		1.02%		1.04%

Expenses, before waivers/reimbursements	1.42	%^	1.37%		1.37%		1.42%		1.35%		1.39%

Net investment income(b)	1.77	%^	1.99%		2.34%		2.73%		2.07%		1.91%†

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.26		$ 11.54		$ 11.36		$ 10.66		$ 11.11		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.11		.25		.29		.33		.25		.24 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.26)		(.11)		.22		.74		(.43)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.15)		.14		.51		1.07		(.18)		.17

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.28)		(.33)		(.37)		(.27)		(.23)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.13)		(.42)		(.33)		(.37)		(.27)		(.30)

Net asset value, end of period	$ 9.98		$ 11.26		$ 11.54		$ 11.36		$ 10.66		$ 11.11

Total Return

Total investment return based on net asset value(d)	(10.30)%		1.22%		4.59%		10.22%		(1.66)%		1.59%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,567		$5,736		$6,580		$7,444		$7,863		$5,876

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.77%		.77%		.79%

Expenses, before waivers/reimbursements	1.10	%^	1.06%		1.07%		1.10%		1.08%		1.09%

Net investment income(b)	2.01	%^	2.24%		2.59%		2.98%		2.32%		2.15%†

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.27		$ 11.55		$ 11.36		$ 10.66		$ 11.12		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.12		.28		.32		.36		.28		.27 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.25)		(.11)		.23		.74		(.44)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.13)		.17		.55		1.10		(.16)		.21

Less: Dividends and Distributions

Dividends from net investment income	(.13)		(.31)		(.36)		(.40)		(.30)		(.25)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.15)		(.45)		(.36)		(.40)		(.30)		(.33)

Net asset value, end of period	$ 9.99		$ 11.27		$ 11.55		$ 11.36		$ 10.66		$ 11.12

Total Return

Total investment return based on net asset value(d)	(10.19)%		1.46%		4.93%		10.50%		(1.50)%		1.93%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,283		$1,819		$2,743		$4,107		$2,894		$2,729

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.52%		.54%

Expenses, before waivers/reimbursements	.73	%^	.68%		.70%		.75%		.72%		.75%

Net investment income(b)	2.26	%^	2.48%		2.85%		3.22%		2.57%		2.41%†

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2022 (unaudited)		Year Ended October 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.27		$ 11.55		$ 11.37		$ 10.67		$ 11.13		$ 11.26

Income From Investment Operations

Net investment income(a)(b)	.12		.29		.32		.36		.27		.27 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.24)		(.12)		.22		.74		(.43)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(1.12)		.17		.54		1.10		(.16)		.20

Less: Dividends and Distributions

Dividends from net investment income	(.13)		(.31)		(.36)		(.40)		(.30)		(.25)

Distributions from net realized gain on investment transactions	(.02)		(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.15)		(.45)		(.36)		(.40)		(.30)		(.33)

Net asset value, end of period	$ 10.00		$ 11.27		$ 11.55		$ 11.37		$ 10.67		$ 11.13

Total Return

Total investment return based on net asset value(d)	(10.09)%		1.46%		4.84%		10.48%		(1.49)%		1.84%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,804		$3,193		$5,824		$8,059		$7,274		$24,653

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.52%		.54%

Expenses, before waivers/reimbursements	.69	%^	.64%		.64%		.68%		.64%		.66%

Net investment income(b)	2.28	%^	2.51%		2.82%		3.22%		2.48%		2.42%

Portfolio turnover rate**	69%		128%		83%		74%		195%		209%

See footnote summary on page 89.

88 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Messrs. Canter and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

90 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0152-0422

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: June 24, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 24, 2022